UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22061

Name of Fund:  BlackRock Funds II

BlackRock Aggressive Growth Prepared Portfolio

BlackRock Conservative Prepared Portfolio

BlackRock Core Bond Portfolio

BlackRock GNMA Portfolio

BlackRock Growth Prepared Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Moderate Prepared Portfolio

BlackRock Multi-Sector Bond Portfolio

BlackRock US Government Bond Portfolio

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55 East 52nd Street,
New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2012

Date of reporting period: 03/31/2012

Item 1 – Report to Stockholders

March 31, 2012

Semi-Annual Report (Unaudited)

BlackRock Funds II

▶ BlackRock GNMA Portfolio

▶ BlackRock Inflation Protected Bond Portfolio

▶ BlackRock Long Duration Bond Portfolio

▶ BlackRock Multi-Sector Bond Portfolio

▶ BlackRock U.S. Government Bond Portfolio

Not FDIC ¡ Insured No Bank Guarantee ¡ May Lose Value

2	BLACKROCK FUNDS II	MARCH 31, 2012

Dear Shareholder

Twelve months ago, risk assets were charging forward, only to be met with a sharp reversal in May 2011 when escalating political strife in Greece rekindled fears about sovereign debt problems spreading across Europe. Concurrently, global economic indicators signaled that the recovery had slowed. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. On August 5, 2011, Standard & Poor’s made history by downgrading the US government’s credit rating, and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as the European debt crisis intensified. Macro news flow became a greater influence on trading decisions than the fundamentals of the securities traded, resulting in high correlations between asset prices. By the end of the third quarter, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries and gold had rallied to historic highs.

October brought enough positive economic data to assuage fears of a global double-dip recession. Additionally, European leaders began to show progress toward stemming the region’s debt crisis. Investors began to reenter the markets, putting risk assets on the road to recovery. Improving investor sentiment carried over into the first several months of 2012. Debt problems in Europe stabilized as policymakers secured a bailout plan for Greece and completed the nation’s debt restructuring without significant market disruptions. While concerns about slowing growth in China and a European recession weighed on the outlook for the global economy, an acceleration of the US recovery lifted sentiment. Several consecutive months of stronger jobs data signaled solid improvement in the US labor market, a pivotal factor for economic growth. Meanwhile, the European Central Bank revived financial markets with additional liquidity through its long-term refinancing operations. The improving market conditions and generally better-than-expected economic news lured investors still holding cash on the sidelines back to risk assets. Stocks, commodities and high yield bonds rallied through the first two months of the year while rising Treasury yields pressured higher-quality fixed income assets. The rally softened in late March, however, as concerns about slowing growth in China were refueled by negative signals from the world’s second-largest economy. Additionally, concerns over the European debt crisis resurfaced given uncertainty around policies for sovereign debt financing in peripheral countries and rising yields in Portugal and Spain.

Thanks in large part to an exceptionally strong first quarter of 2012, risk assets, including equities and high yield bonds, posted solid returns for the 6-month period ended March 31, 2012. On a 12-month basis, US large-cap stocks and high yield bonds delivered positive results, while small-cap stocks finished in slightly negative territory. International and emerging markets, which experienced significant downturns in 2011, lagged the broader rebound. Fixed income securities experienced mixed results, given recent volatility in yields. US Treasury bonds performed particularly well for the 12-month period; however, an early-2012 sell-off resulted in a negative return for the 6–month period. Municipal bonds staged a solid advance over the past year. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

While markets have improved in recent months, considerable headwinds remain. Europe faces a prolonged recession and the financial situations in Italy, Portugal and Spain remain worrisome. Higher oil and gasoline prices along with slowing growth in China and other emerging-market countries weigh heavily on the future of the global economy. But, we believe that with these challenges come opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/ newworld, for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“While markets have improved in

recent months, considerable

headwinds remain.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2012

	6-month	12-month
US large cap equities (S&P 500® Index)	25.89%	8.54%
US small cap equities (Russell 2000® Index)	29.83	(0.18)
International equities (MSCI Europe, Australasia, Far East Index)	14.56	(5.77)
Emerging market equities (MSCI Emerging Markets Index)	19.12	(8.81)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.01	0.06
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(1.05)	14.92
US investment grade bonds (Barclays US Aggregate Bond Index)	1.43	7.71
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.16	12.56
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	12.17	6.43

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2012	BlackRock GNMA Portfolio

Investment Objective

BlackRock GNMA Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

—	For the six-month period ended March 31, 2012, the Fund outperformed its benchmark, the Barclays GNMA MBS Index.

What factors influenced performance?

—

The largest contributor to positive performance during the period was the Fund’s positioning within the agency mortgage-backed securities (“MBS”) coupon stack (the range of coupon rates offered). Specifically, an overweight relative to the benchmark index in 15-year issues with lower coupon rates and 30-year higher-coupon issues had a positive impact, as did a corresponding underweight in 30-year middle coupons, which were more negatively impacted by higher prepayment rates resulting from the introduction of the government’s Home Affordable Refinance Program 2.0 (“HARP 2.0”). Finally, a short duration bias (lower sensitivity to interest rate movements) benefited the Fund when rates began to rise in early 2012.

—

Conversely, the Fund’s short duration bias was a negative factor when interest rates fell during the month of December 2011. Also detracting from performance was the Fund’s underweight to Ginnie Mae (“GNMA”) issues, which outperformed Fannie Mae and Freddie Mac issues in late 2011.

Describe recent portfolio activity.

—

During the six-month period, the Fund continued to take advantage of risk disparities across the agency MBS coupon stack by overweighting 30-year higher-coupon and 15-year lower-coupon issues and underweighting 30-year middle coupons. The Fund added to holdings of certain GNMA-guaranteed issues, thereby reducing the Fund’s underweight, as prices became more attractive later in the period. The Fund also added exposure to inverse interest-only GNMA derivatives during the period. Additionally, the Fund reduced its short duration position relative to the benchmark index.

Describe Fund positioning at period end.

—

Management continues to actively manage the Fund’s allocations with consideration of prepayment expectations. As of period end, the Fund remained overweight relative to the Barclays GNMA MBS Index in lower-and higher-coupon issues, and underweight in middle coupons as management views these issues as the most vulnerable to HARP 2.0 refinances. The Fund continued to hold some lower loan balance call-protected issues as well as GNMA inverse interest-only mortgage derivatives, which help to insulate the Fund from reduced mortgage insurance premiums. The Fund ended the period with modestly short duration versus the benchmark index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Securities	93%
U.S. Treasury Obligations	7

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	100%
[1]Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s rating. [2]Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

4	BLACKROCK FUNDS II	MARCH 31, 2012

BlackRock GNMA Portfolio

Total Return Based on a $10,000 Investment

1     Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

2     The Fund normally invests at least 80% of its assets in GNMA securities.

3     An unmanaged index comprised of mortgage-backed pass through securities of GNMA.

Performance Summary for the Period Ended March 31, 2012

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	2.88%	2.32%	7.88%	N/A	7.30%	N/A	5.94%	N/A
Institutional	2.85	2.21	7.84	N/A	7.28	N/A	5.88	N/A
Service	2.50	2.13	7.47	N/A	6.95	N/A	5.57	N/A
Investor A	2.40	2.13	7.44	3.17%	6.89	6.02%	5.48	5.05%
Investor B	1.67	1.72	6.62	2.12	6.06	5.74	4.94	4.94
Investor C	1.76	1.75	6.65	5.65	6.12	6.12	4.72	4.72
Barclays GNMA MBS Index	–	1.66	7.66	N/A	6.74	N/A	5.76	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[5]	Ending Account Value March 31, 2012	Expenses Paid During the Period[6]
BlackRock	$1,000.00	$1,023.20	$2.73	$2.63	$1,000.00	$1,022.30	$2.73	$1,022.40	$2.63
Institutional	$1,000.00	$1,022.10	$2.88	$2.78	$1,000.00	$1,022.15	$2.88	$1,022.25	$2.78
Service	$1,000.00	$1,021.30	$4.65	$4.55	$1,000.00	$1,020.40	$4.65	$1,020.50	$4.55
Investor A	$1,000.00	$1,021.30	$4.65	$4.55	$1,000.00	$1,020.40	$4.65	$1,020.50	$4.55
Investor B	$1,000.00	$1,017.20	$8.72	$8.62	$1,000.00	$1,016.35	$8.72	$1,016.45	$8.62
Investor C	$1,000.00	$1,017.50	$8.47	$8.37	$1,000.00	$1,016.60	$8.47	$1,016.70	$8.37

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.54% for BlackRock, 0.57% for Institutional, 0.92% for Service, 0.92% for Investor A, 1.73% for Investor B and 1.68% for Investor C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.52% for BlackRock, 0.55% for Institutional, 0.90% for Service, 0.90% for Investor A, 1.71% for Investor B and 1.66% for Investor C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2012	5

Fund Summary as of March 31, 2012	BlackRock Inflation Protected Bond Portfolio

Investment Objective

BlackRock Inflation Protected Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize real return, consistent with preservation of real capital and prudent investment management.

Portfolio Management Commentary

  How did the Fund perform?

•

For the six-month period ended March 31, 2012, the Fund’s Institutional and BlackRock Share Classes outperformed the benchmark, the Barclays Global Real: US TIPS Index, while the Fund’s Investor A, Investor B, Investor C and Service Shares underperformed the benchmark index.

  What factors influenced performance?

•

The “real” yield curve reflects the yields on US Treasury inflation-protected securities (“TIPS”) across a range of maturities, whereas the “nominal” yield curve refers to traditional non-inflation-linked US Treasury securities. The Fund’s real yield curve-flattening bias and nominal yield curve-steepening bias in the 10- to 30-year range had a slightly positive impact on performance early in the period due to volatility stemming from investors’ fears about the European sovereign debt situation. Real rates moved higher near the end of the quarter after the US Federal Reserve intimated that another bond-buying program was not on the horizon. As rates moved higher, the Fund benefited from its shorter duration bias (lower sensitivity to interest rate movements) as compared to the benchmark index. Additionally, the Fund’s long breakeven position (spread between real and nominal yields) and overweight exposure to US TIPS on the short end of the curve contributed positively to performance. The Fund also benefited from its small allocation to Italian inflation-linked bonds and a short position in the yen versus the US dollar.

•

As discussed above, the Fund’s real yield curve-flattening bias was beneficial during the earlier part of the six-month period; however, this same positioning modestly detracted from performance later in the period when rising energy prices pushed real yields higher.

  Describe recent portfolio activity.

•

During the first half of the six-month period, the Fund slightly reduced its real yield curve-flattening bias while the degree of its nominal yield curve-steepening position remained unchanged. In the second half of the period, the Fund moved to an overweight position in US TIPS on the short end of the curve in order to hedge against the potential for energy prices rising further due to tensions in the Middle East. The Fund added exposure to 10-year German inflation-linked securities given the portfolio management team’s anticipation that the rate of inflation in Europe would move higher than the expected rate factored into market prices. As Italian sovereign debt rallied, the Fund took profits on those holdings and wound down its position. In addition, the Fund closed its short position in the yen versus the US dollar given the yen’s sharp depreciation during the quarter. Throughout the six-month period, the Fund actively sought to take advantage of TIPS auctions and buy-back opportunities across the yield curve.

  Describe Fund positioning at period end.

•

The Fund ended the period with a duration of 7.50 years, which was slightly shorter than the benchmark index. The Fund maintained its real yield curve-flattening bias as the portfolio management team continued to believe that inflation insurance was cheaper on the long end of the curve. The Fund also continued to hold a steepening bias in the 10- to
30-year range of the nominal yield curve. US TIPS comprised 95% of the Fund’s portfolio, with the remainder invested mostly in nominal US Treasury securities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
U.S. Treasury Obligations	97%
Foreign Government Obligations	2
Non-Agency Mortgage-Backed Securities	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	100%
[1]	Using the higher of S&P’s or Moody’s rating.
[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

6	BLACKROCK FUNDS II	MARCH 31, 2012

BlackRock Inflation Protected Bond Portfolio

Total Return Based on a $10,000 Investment

[1]    Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]    The Fund normally invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the US and non-US governments, their agencies or instrumentalities, and US and non-US corporations.

[3]    An unmanaged market index made up of US Treasury Inflation Linked Indexed securities.

[4]    Commencement of operations.

Performance Summary for the Period Ended March 31, 2012

			Average Annual Total Returns[5]
			1 Year		5 Years		Since Inception[6]
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	2.51%	3.82%	10.93%	N/A	8.03%	N/A	7.11%	N/A
Institutional	2.40	3.74	10.80	N/A	7.87	N/A	7.04	N/A
Service	2.09	3.52	10.46	N/A	7.55	N/A	6.53	N/A
Investor A	1.99	3.53	10.49	6.03%	7.56	6.68%	6.70	6.14%
Investor B	1.32	3.16	9.61	5.11	6.72	6.41	5.98	5.98
Investor C	1.39	3.25	9.70	8.70	6.76	6.76	5.99	5.99
Barclays Global Real: US TIPS Index	–	3.57	12.20	N/A	7.60	N/A	6.62	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on June 28, 2004.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[7]	Annualized Expense Ratio
BlackRock	$1,000.00	$1,038.20	$1.63	$1,000.00	$1,023.40	$1.62	0.32%
Institutional	$1,000.00	$1,037.40	$2.24	$1,000.00	$1,022.80	$2.23	0.44%
Service	$1,000.00	$1,035.20	$3.66	$1,000.00	$1,021.40	$3.64	0.72%
Investor A	$1,000.00	$1,035.30	$3.87	$1,000.00	$1,021.20	$3.84	0.76%
Investor B	$1,000.00	$1,031.60	$7.72	$1,000.00	$1,017.40	$7.67	1.52%
Investor C	$1,000.00	$1,032.50	$7.32	$1,000.00	$1,017.80	$7.26	1.44%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2012	7

Fund Summary as of March 31, 2012	BlackRock Long Duration Bond Portfolio

Investment Objective

BlackRock Long Duration Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

  How did the Fund perform?

•	For the six-month period ended March 31, 2012, the Fund outperformed its benchmark, the Barclays Long Government/Credit Index.

  What factors influenced performance?

•

The Fund benefited from its overweight relative to the benchmark index in non-government spread sectors (securities driven by movements in credit risk). Spread sectors performed well during the period as US economic data continued to improve and liquidity risk in the euro zone was alleviated by the European Central Bank’s long-term refinancing operations. Specifically, an overweight to investment grade credit had a positive impact, as did allocations to high yield credit and commercial mortgage-backed securities (“CMBS”), neither of which are represented in the benchmark index. Also contributing to returns was security selection in industrials where the Fund held an overweight to the higher-beta (greater sensitivity to market movements) technology, media and telecommunications space. The Fund also benefited from its overweight in financials as the sector rebounded in the later part of the period. The Fund’s tactical yield curve-steepening position boosted returns in the fourth quarter of 2011.

•

Detracting from relative performance in the fourth quarter of 2011 was the Fund’s underweight to US Treasury securities as they continued to appreciate despite the rally in risk markets. In the first quarter of 2012, an underweight to global sovereign debt hindered performance as investor confidence increased due to improving global economic data and the European Central Bank’s accommodative policy measures.

•

The Fund held derivatives during the period as part of its investment strategy. The Fund uses derivatives as a means to hedge and/or take outright views on interest rates and/or credit risk. Interest rate derivatives including futures, options, swaps and swaptions are mainly used to manage duration

(sensitivity to interest rate movements) and yield curve positioning in the portfolio. Credit default swaps, including those against broad indices or individual names, are utilized to manage credit risk in the portfolio. In particular, credit default swaps against indices are utilized as a means to manage beta risk (market sensitivity) in the portfolio. During the period, derivatives had a negative impact on the Fund’s performance, resulting primarily from the use of financial futures contracts.

  Describe recent portfolio activity.

•

Early in the six-month period, the Fund increased its allocation to high yield debt. Given the strong market rally in the latter half of the period, the Fund reduced its risk profile. Specifically, the Fund reduced its overweight to financials. Additionally, the Fund reflected a stronger preference for companies with good cash flows by increasing exposure to the technology, media and telecommunications sector as well as US pipelines.

  Describe Fund positioning at period end.

•

The Fund ended the period with a neutral-to-slightly short duration position relative to the benchmark index. The Fund was overweight in investment grade credit and held out-of-index positions in high yield credit and securitized products. In particular, given improving economic indicators, the Fund maintained an overweight to financials with a focus on US money center banks and leading life insurance companies. In addition, the Fund maintained an underweight to utilities as valuations had risen in that space; however, the Fund continued to favor media and wireless names in the sector. In securitized sectors, the Fund maintained relatively minor allocations across asset-backed securities (“ABS”), MBS and CMBS. The Fund was positioned with exposure to higher-yielding credits as they may serve as an offset should interest rates move higher in 2012.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Corporate Bonds	56%
U.S. Treasury Obligations	22
Taxable Municipal Bonds	5
U.S. Government Sponsored Agency Securities	4
Capital Trusts	3
Asset-Backed Securities	3
Non-Agency Mortgage-Backed Securities	3
Foreign Government Obligations	2
Foreign Agency Obligations	2

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	31%
AA/Aa	9
A	26
BBB/Baa	28
BB/Ba	5
B	1
[1]	Using the higher of S&P’s or Moody’s rating.
[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

8	BLACKROCK FUNDS II	MARCH 31, 2012

BlackRock Long Duration Bond Portfolio

Total Return Based on a $10,000 Investment

[1]    Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]    The Fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays Long Government/Credit Index (the benchmark).

[3]    An unmanaged index comprised of US government securities or investment grade credit securities from the more comprehensive Barclays US Aggregate Bond Index. This index concentrates on long maturity bonds and thus excludes all maturities from the broader index that are less than 10 years.

[4]    Commencement of operations.

Performance Summary for the Period Ended March 31, 2012

			Average Annual Total Returns[5]
			1 Year		Since Inception[6]
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	3.56%	1.68%	20.47%	N/A	9.86%	N/A
Institutional	3.46	1.64	20.39	N/A	9.75	N/A
Investor A	3.03	1.39	19.86	15.06%	9.42	8.42%
Barclays Long Government/Credit Index	–	0.39	19.91	N/A	9.27	N/A
[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on October 19, 2007.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[7]	Annualized Expense Ratio
BlackRock	$1,000.00	$1,016.80	$2.27	$1,000.00	$1,022.75	$2.28	0.45%
Institutional	$1,000.00	$1,016.40	$2.77	$1,000.00	$1,022.25	$2.78	0.55%
Investor A	$1,000.00	$1,013.90	$4.28	$1,000.00	$1,020.75	$4.29	0.85%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2012	9

Fund Summary as of March 31, 2012	BlackRock Multi-Sector Bond Portfolio

Investment Objective

BlackRock Multi-Sector Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

On April 10, 2012, the Board of Trustees (the “Board”) of BlackRock Funds II approved a proposal to change the Fund’s investment objective from “to seek to maximize total return, consistent with income generation and prudent investment management” to “to seek to provide high current income, with a secondary objective of long-term capital appreciation.” In addition, the Board approved a change in the name of the Fund from “BlackRock Multi-Sector Bond Portfolio” to “BlackRock Secured Credit Portfolio” and certain changes to the Fund’s principal investment strategies. These changes are effective on June 30, 2012.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2012, the Fund outperformed its benchmark, the Barclays US Universal Index.

What factors influenced performance?

•

The Fund outperformed its benchmark index as a result of its exposure to non-government spread sectors throughout the six-month period. Spread sectors performed well during the period as US economic data continued to improve and liquidity risk in the euro zone was alleviated by the European Central Bank’s long-term refinancing operations. In particular, the Fund’s allocations to investment grade high yield corporate credits contributed positively to returns. Exposure to non-agency residential MBS and CMBS also had a positive impact. Security selection within agency MBS boosted returns while the sector continued to benefit from muted prepayment activity and speculation that the US Federal Reserve would implement additional monetary easing policies that focus exclusively on agency MBS.

•

The Fund held derivatives during the period as part of its investment strategy. Derivatives are used by the portfolio management team as a means to hedge and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Fund. During the period, the Fund held option strategies in the interest rate and foreign exchange markets designed to protect against market volatility, which detracted from performance. The Fund also used interest rate swaps to manage duration (sensitivity to interest rate movements) and yield curve positioning. Overall, derivatives had a negative effect on performance for the period.

Describe recent portfolio activity.

•	Throughout the six-month period, the Fund actively managed duration while maintaining a short duration stance.
•

The Fund tactically managed investment grade credits throughout the period, cautiously seeking to take advantage of relative value opportunities in the market. Toward the end of the period, the Fund reduced exposure to investment grade corporate credit while increasing exposure to high yield debt and maintaining a focus on higher-beta (greater sensitivity to market movements) industrial names as well as short-dated financials. The Fund reduced its allocation to MBS while shifting its positioning within the space, primarily by decreasing exposure to lower-coupon issues. Given a relative lack of liquidity in certain sectors of the securitized market, the Fund reduced exposure to CMBS and non-agency MBS, but added to the more liquid sectors such as auto loan ABS.

•	During the period, the Fund held cash committed for pending transactions. The cash balance did not have a material impact on performance.

Describe Fund positioning at period end.

•

At period end, the Fund’s positioning reflected a preference for non-government spread sectors over government-related debt. The Fund’s credit exposure included high yield debt, investment grade credit, bank loans, ABS, non-agency MBS and CMBS. The Fund maintained its bias toward a shorter duration profile given the lack of opportunities in the US Treasury market as interest rates remain well below their fair value.

•

Central bank action in developed markets has contributed much to waning risk aversion and led to a more positive tone in financial markets during the first quarter of 2012. In particular, the US Federal Reserve has further committed to maintaining a zero-interest rate policy for an extended period of time. While it appears that European sovereign debt fears have diminished, risks remain. The Fund seeks to maintain a near-term short duration bias and remains cautiously optimistic with respect to corporate credit opportunities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Securities	54%
Corporate Bonds	16
Non-Agency Mortgage-Backed Securities	11
U.S. Treasury Obligations	9
Asset-Backed Securities	6
Foreign Government Obligations	2
Foreign Agency Obligations	1
Preferred Securities	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	68%
AA/Aa	3
A	7
BBB/Baa	10
BB/Ba	4
B	2
CCC/Caa	2
CC/Ca	2
D	1
Not Rated	1
[1]Using the higher of S&P’s or Moody’s rating. [2]Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

10	BLACKROCK FUNDS II	MARCH 31, 2012

BlackRock Multi-Sector Bond Portfolio

Total Return Based on a $10,000 Investment

[1] Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]    The Fund normally invests at least 80% of its assets in bonds of any duration or maturity from several sectors including: corporate bonds, commercial and residential mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, US government mortgage-related securities and US Treasury and agency securities.

[3]

An unmanaged, market value weighted index of fixed income securities issued in US dollars, including US government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt with maturities of at least one year.

[4]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2012

			Average Annual Total Returns[5]
			1 Year		Since Inception[6]
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.78%	4.01%	5.78%	N/A	6.08%	N/A
Investor A	2.42	3.89	5.52	1.26%	5.82	3.75%
Investor C	1.78	3.50	4.63	3.63	5.03	5.03
Barclays US Universal Index	–	2.31	7.59	N/A	6.41	N/A

[5]

Assuming maximum sales charges, if any. Total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on February 26, 2010.
N/A - Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[9]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[7]	Expenses Paid During the Period[8]	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[7]	Ending Account Value March 31, 2012	Expenses Paid During the Period[8]
Institutional	$1,000.00	$1,040.10	$4.95	$3.57	$1,000.00	$1,020.15	$4.90	$1,021.50	$3.54
Investor A	$1,000.00	$1,038.90	$6.22	$4.84	$1,000.00	$1,018.90	$6.16	$1,020.25	$4.80
Investor C	$1,000.00	$1,035.00	$10.02	$8.65	$1,000.00	$1,015.15	$9.92	$1,016.50	$8.57

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.97% for Institutional, 1.22% for Investor A and 1.97% for Investor C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.70% for Institutional, 0.95% for Investor A and 1.70% for Investor C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2012	11

Fund Summary as of March 31, 2012	BlackRock U.S. Government Bond Portfolio

Investment Objective

BlackRock U.S. Government Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

  How did the Fund perform?

•

For the six-month period ended March 31, 2012, the Fund’s Institutional Share Class outperformed the benchmark, the Barclays US Government/ Mortgage Index, while the Fund’s Service Share Class performed in line with the benchmark index and the Investor A, Investor B, Investor B1, Investor C, Investor C1 and Class R Shares underperformed.

  What factors influenced performance?

•

Duration trading activity (management of interest rate risk) detracted from performance for the six-month period due to the Fund’s short duration bias (lower sensitivity to interest rate movements) in the month of December 2011 when interest rates declined.

•

Conversely, the Fund’s short duration bias relative to the benchmark index benefited performance later in the period as interest rates began to rise. Also contributing positively was the Fund’s underweight to US Treasuries and a corresponding overweight to agency MBS. In addition to the broad risk-asset rally, the agency MBS sector benefited from increasing support from the US Federal Reserve. Security selection within agency MBS had a positive impact on Fund performance, as did exposure to inverse interest-only Government National Mortgage Association derivatives, which benefited from lower prepayment rates. Modest exposure to CMBS, which are not represented in the benchmark index, also boosted returns as the sector benefited from spread tightening and increasing demand during the period.

•	The Fund uses interest rate derivative instruments, which may include futures contracts, options, swaps and swaptions, mainly for the purpose of managing risks relating to portfolio duration and yield curve positioning. During the period, the use of derivatives had an overall negative impact on Fund returns.

  Describe recent portfolio activity.

•

During the six-month period, the Fund moved to a neutral position relative to the benchmark index in US Treasuries and maintained exposure to agency MBS in the government-related space. In non-government spread sectors, the Fund maintained exposure to CMBS and ABS. Also during the period, the Fund increased its short duration position.

  Describe Fund positioning at period end.

•

As of period end, within government-related sectors, the Fund maintained a neutral position in US Treasuries and a modest overweight in agency MBS, which offer attractive carry (income). Management continues to view agency MBS as an attractive asset class, but continues to actively manage the Fund’s allocations with consideration of prepayment expectations. The Fund remained overweight in lower- and higher-coupon issues, and underweight in middle coupons as management views this segment as the most vulnerable to increasing refinance activity resulting from the government’s HARP 2.0. In non-government spread sectors, the Fund continues to hold modest out-of-index exposure to CMBS. The Fund ended the period with a modestly short duration as compared to the benchmark index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Securities	74%
U.S. Treasury Obligations	25
Asset-Backed Securities	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	100%
[1]	Using the higher of S&P’s or Moody’s rating.
[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

12	BLACKROCK FUNDS II	MARCH 31, 2012

BlackRock U.S. Government Bond Portfolio

Total Return Based on a $10,000 Investment

[1] Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2] The Fund normally invests at least 80% of its assets in bonds that are issued or guaranteed by the US government and its agencies and maintains an average portfolio duration that is within ±20% of the duration of the Barclays US Government/Mortgage Index (the benchmark).

[3] This index measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of GNMA, Fannie Mae and Freddie Mac.

Performance Summary for the Period Ended March 31, 2012

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.91%	0.66%	7.16%	N/A	5.62%	N/A	4.88%	N/A
Service	1.72	0.47	6.84	N/A	5.33	N/A	4.58	N/A
Investor A	1.49	0.38	6.67	2.44%	5.19	4.33%	4.43	4.01%
Investor B	0.68	(0.06)	5.80	1.30	4.33	3.99	3.88	3.88
Investor B1	1.09	0.24	6.27	2.27	4.75	4.42	4.01	4.01
Investor C	0.75	0.07	5.93	4.93	4.40	4.40	3.65	3.65
Investor C1	1.01	0.20	6.18	5.18	4.67	4.67	3.93	3.93
Class R	1.33	0.36	6.62	N/A	5.02	N/A	4.27	N/A
Barclays US Government/Mortgage Index	–	0.47	7.09	N/A	6.16	N/A	5.58	N/A
[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,006.60	$3.11	$1,000.00	$1,021.90	$3.13	0.62%
Service	$1,000.00	$1,004.70	$4.06	$1,000.00	$1,020.95	$4.09	0.81%
Investor A	$1,000.00	$1,003.80	$5.01	$1,000.00	$1,020.00	$5.05	1.00%
Investor B	$1,000.00	$999.40	$9.40	$1,000.00	$1,015.60	$9.47	1.88%
Investor B1	$1,000.00	$1,002.40	$7.26	$1,000.00	$1,017.75	$7.31	1.45%
Investor C	$1,000.00	$1,000.70	$9.05	$1,000.00	$1,015.95	$9.12	1.81%
Investor C1	$1,000.00	$1,002.00	$7.66	$1,000.00	$1,017.35	$7.72	1.53%
Class R	$1,000.00	$1,003.60	$6.06	$1,000.00	$1,018.95	$6.11	1.21%
[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.
See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2012	13

About Fund Performance

—

BlackRock and Institutional Shares are not subject to any sales charge. BlackRock and Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors. Prior to July 18, 2011, U.S. Government Bond Portfolio’s BlackRock Shares’ performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect BlackRock Shares’ fees. Effective November 10, 2011, BlackRock Shares of U.S. Government Bond Portfolio were closed to all purchases.

—	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee).

—	Investor A Shares incur a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee).

—

Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately seven years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than seven years reflect this conversion.

—

Investor B1 Shares are subject to a maximum contingent deferred sales charge of 4.00% declining to 0% after six years and a distribution fee of 0.50% per year and a service fee of 0.25% per year. Investor B1 Shares automatically convert to Investor A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.) Prior to July 18, 2011, U.S. Government Bond Portfolio’s Investor B1 Shares’ performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor B1 Shares’ fees.

—

Investor C and Investor C1 Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, Investor C and Investor C1 Shares are subject to a distribution fee of 0.75% and 0.55% per year, respectively, and a service fee of 0.25% and 0.25% per year, respectively. Prior to July 18, 2011, U.S. Government Bond Portfolio’s Investor C1 Shares’ performance results are those of Institutional Shares

(which have no distribution or service fees) restated to reflect Investor C1 Shares’ fees.

—

Class R Shares are not subject to any sales charge (front-end load) or deferred sales charge. Class R Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement and other similar plans. Prior to July 18, 2011, U.S. Government Bond Portfolio’s Class R Shares’ performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Shares’ fees.

Investor B, B1 and C1 Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Funds’ investment advisor, BlackRock Advisors, LLC (the “Manager”), waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 3 of the Notes to Financial Statements for additional information on waivers and reimbursements. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2011 and held through March 31, 2012) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges and exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

14	BLACKROCK FUNDS II	MARCH 31, 2012

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance their yields and NAVs. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements and treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Funds pay higher short-term interest rates whereas the Funds’ total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Funds’ NAV positively or negatively in addition to the impact on the Funds’ performance from leverage.

The use of leverage may enhance opportunities for increased income to the Funds, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAV and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument.

The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	15

Schedule of Investments March 31, 2012 (Unaudited)	BlackRock GNMA Portfolio (Percentages shown are based on Net Assets)

Project Loans – 0.0%	Par (000)	Value

Federal Housing Authority, Merrill Lynch Project, Pool 42, 7.43%, 9/25/22	$2	$2,347

U.S. Government Sponsored Agency Securities

Collateralized Mortgage Obligations – 5.3%
Fannie Mae:
Series 1996-48, Class Z, 7.00%, 11/25/26	1,048	1,221,137
Series 2003-9, Class EA, 4.50%, 10/25/17	4,118	4,216,873
Series 2012-25, Class A, 6.50%, 6/25/30	23,377	24,061,379
Freddie Mac, Series 3033, Class HE, 4.50%, 9/15/18	1,258	1,261,671
Ginnie Mae:
Series 2002-45, Class PG, 6.00%, 3/17/32	4,169	4,435,760
Series 2009-31, Class PT, 4.91%, 5/20/39 (a)	1,835	1,912,932
Series 2009-122, Class PY, 6.00%, 12/20/39	6,464	7,148,352
Series 2011-71, Class GF, 0.44%, 8/16/31 (a)	22,245	22,213,860

		66,471,964

Interest Only Collateralized Mortgage Obligations – 0.7%
Ginnie Mae:
Series 2010-26, Class QS, 6.01%, 2/20/40 (a)	14,739	2,864,415
Series 2010-62, Class SB, 5.51%, 5/20/40 (a)	22,567	3,413,906
Series 2010-146, Class GS, 5.86%, 6/20/39 (a)	18,191	3,278,063

		9,556,384

Mortgage-Backed Securities – 174.8%
Fannie Mae Mortgage-Backed Securities:
8.00%, 8/01/14	10	10,879
8.50%, 1/20/18	1,444	1,631,146
5.00%, 1/01/21-7/01/35	15,001	16,237,097
2.50%, 4/01/27 (b)	59,500	60,318,125
3.00%, 4/01/27-4/01/42 (b)	18,500	18,645,054
6.07%, 7/01/32-8/01/32	572	650,668
5.69%, 8/01/32-2/01/33	1,623	1,808,543
5.32%, 10/01/32-2/01/34	1,346	1,477,676
5.50%, 12/01/32-4/01/42 (b)	8,548	9,325,407
5.19%, 4/01/33-3/01/34	1,639	1,795,075
4.94%, 10/01/33-5/01/34	378	410,930
5.44%, 12/01/33	163	179,945
5.07%, 12/01/33	119	129,628
4.70%, 6/01/35-5/01/36	175	188,862
5.30%, 8/01/35-3/01/37	5,371	5,891,611

U.S. Government Sponsored Agency Securities	Par (000)		Value

Mortgage-Backed Securities (continued)
6.00%, 7/01/38-4/01/42 (b)	$14,624		$16,124,058
4.50%, 6/01/41-4/01/42 (b)	15,594		16,590,324
4.00%, 10/01/41-4/01/42 (b)	39,480		41,717,178
3.50%, 4/01/42 (b)	152,900		157,009,187
Freddie Mac Mortgage-Backed Securities:
6.00%, 11/01/13-8/01/16	11		11,913
9.00%, 12/01/19	–	(c)	181
7.50%, 2/01/27-3/01/27	3		3,609
5.00%, 5/01/35-4/01/42 (b)	1,519		1,636,007
4.50%, 10/01/35-4/01/42 (b)	86,854		92,092,304
5.60%, 7/01/37-9/01/38	8,943		9,895,382
5.49%, 8/01/37-6/01/38	7,376		8,092,645
5.88%, 11/01/37-1/01/39	1,721		1,911,334
Ginnie Mae Mortgage-Backed Securities:
12.00%, 2/15/13-6/15/15	5		4,914
14.50%, 4/15/13	3		2,535
11.50%, 5/15/13-12/15/15	8		8,229
15.00%, 6/15/13	2		1,720
10.00%, 2/15/16-6/15/18	106		107,762
9.50%, 3/15/16-9/15/22	293		312,602
9.00%, 4/15/16-10/15/21	162		170,080
6.50%, 5/15/16-4/15/42 (b)	126,850		145,970,003
8.50%, 6/15/16-2/15/25	134		144,622
5.50%, 7/15/16-4/15/42 (b)	68,412		76,866,681
6.00%, 7/15/16-1/15/39	154,425		175,043,716
8.00%, 1/15/17-5/15/30	289		323,564
7.50%, 2/15/22-9/15/30	860		950,768
7.00%, 3/20/24-5/15/31	139		160,459
5.75%, 3/15/28-11/15/32	4,477		5,033,667
5.00%, 9/15/28-4/15/42 (b)	310,283		342,697,558
5.49%, 5/15/32-8/15/38	9,194		10,228,003
6.13%, 7/15/32-8/15/32	1,436		1,631,712
5.45%, 9/15/32-12/15/32	1,372		1,519,224
5.38%, 10/15/32-3/15/34	3,330		3,688,330
5.35%, 11/15/32-12/15/32	524		580,659
5.13%, 12/15/32-3/15/34	5,481		6,070,023
5.25%, 3/15/33-3/15/34	6,054		6,705,193
4.75%, 4/15/33-6/15/34	2,451		2,682,339
4.63%, 8/15/33-6/20/40	15,678		17,117,023
4.50%, 12/15/34-10/15/41 (d)	291,346		317,810,602
4.96%, 11/15/35-7/15/36	8,376		9,152,490
5.30%, 12/20/35-2/20/37	3,678		4,066,392
4.70%, 2/20/36-3/20/37	635		694,877
5.65%, 6/15/36-2/15/37	3,980		4,455,533
5.60%, 7/20/37-9/20/38	4,305		4,798,256
5.88%, 10/20/37-1/20/39	6,639		7,399,126

Portfolios Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AUD	Australian Dollar	LIBOR	London Interbank Offered Rate
	CAD	Canadian Dollar	PHP	Philippine Peso
	EUR	Euro	RB	Revenue Bond
	EURIBOR	Euro Interbank Offered Rate	SGD	Singapore Dollar
	GBP	British Pound	TBA	To-Be-Announced
	GO	General Obligation	USD	United States Dollar
	JPY	Japanese Yen

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	MARCH 31, 2012

Schedule of Investments (continued)	BlackRock GNMA Portfolio (Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)	Value

Mortgage-Backed Securities (concluded)
3.00%, 11/20/41-12/20/41	$6,267	$6,330,138
3.50%, 1/20/42-4/15/42 (b)	155,433	161,727,873
4.00%, 1/20/42-4/15/42 (b)	390,442	419,138,493

		2,197,379,934

Total U.S. Government Sponsored Agency Securities – 180.8%		2,273,408,282

U.S. Treasury Obligations

U.S. Treasury Bonds, 3.13%, 2/15/42	1,750	1,677,539
U.S. Treasury Notes:
0.38%, 3/15/15	1,280	1,275,100
1.25%, 10/31/15 (e)(f)	6,400	6,527,501
1.00%, 9/30/16 (d)	9,400	9,431,575
0.88%, 2/28/17 (d)	142,200	141,200,192
2.00%, 11/15/21 (d)(e)	14,000	13,782,342

Total U.S. Treasury Obligations – 13.8%		173,894,249

Total Long-Term Investments
(Cost – $2,425,543,078) – 194.6%		2,447,304,878

Options Purchased	Notional Amount (000)

Over-the-Counter Interest Rate Call Swaptions – 0.2%
Receive a fixed rate of 2.700% and pay a floating rate based on 3-month LIBOR, Expires 7/13/12, Broker JPMorgan Chase Bank, N.A.	7,250	81,162
Receive a fixed rate of 2.720% and pay a floating rate based on 3-month LIBOR, Expires 8/09/12, Broker JPMorgan Chase Bank, N.A.	70,300	2,705,566

		2,786,728

Over-the-Counter Interest Rate Put Swaptions – 0.2%
Pay a fixed rate of 2.720% and receive a floating rate based on 3-month LIBOR, Expires 8/09/12, Broker JPMorgan Chase Bank, N.A.	70,300	755,120
Pay a fixed rate of 4.500% and receive a floating rate based on 3-month LIBOR, Expires 3/27/17, Broker Deutsche Bank AG	30,600	1,320,785

		2,075,905

Total Options Purchased
(Cost – $6,622,450) – 0.4%		4,862,633

Total Investments Before TBA Sale Commitments and Options Written
(Cost – $2,432,165,528) – 195.0%		2,452,167,511

TBA Sale Commitments (b)	Par (000)

Fannie Mae Mortgage-Backed Securities:
2.50%, 4/01/27	55,100	(55,857,625)
3.00%, 4/01/42	13,200	(13,146,375)
3.50%, 4/01/42	145,000	(148,896,875)
4.00%, 4/01/42	37,600	(39,421,250)
4.50%, 4/01/42	14,300	(15,207,156)
5.00%, 4/01/42	14,900	(16,092,000)
5.50%, 4/01/42	7,000	(7,625,625)
6.00%, 4/01/42	14,600	(16,082,812)

TBA Sale Commitments(b)	Par (000)	Value

Freddie Mac Mortgage-Backed Securities:
4.50%, 4/01/42	$86,800	$(92,035,125)
5.00%, 4/01/42	300	(323,062)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 4/15/42	113,900	(118,650,813)
4.00%, 4/15/42	100,000	(107,265,600)
4.50%, 4/15/42	115,200	(125,290,898)
5.00%, 4/15/42	14,500	(16,013,438)
6.00%, 4/15/42	20,600	(23,062,338)

Total TBA Sale Commitments
(Proceeds – $795,481,715) – (63.2)%		(794,970,992)

Options Written	Notional Amount (000)

Over-the-Counter Interest Rate Call Swaptions – (1.1)%
Pay a fixed rate of 2.720% and receive a floating rate based on 3-month LIBOR, Expires 8/09/12, Broker Deutsche Bank AG	70,300	(2,705,566)
Pay a fixed rate of 3.773% and receive a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker UBS AG	11,800	(1,387,340)
Pay a fixed rate of 3.975% and receive a floating rate based on 3-month LIBOR, Expires 4/20/12, Broker Citibank, N.A.	5,500	(837,181)
Pay a fixed rate of 3.983% and receive a floating rate based on 3-month LIBOR, Expires 4/20/12, Broker Bank of America, N.A.	7,100	(1,085,600)
Pay a fixed rate of 4.025% and receive a floating rate based on 3-month LIBOR, Expires 12/03/12, Broker Deutsche Bank AG	19,200	(2,660,143)
Pay a fixed rate of 4.520% and receive a floating rate based on 3-month LIBOR, Expires 3/01/13, Broker UBS AG	7,200	(1,255,337)
Pay a fixed rate of 5.080% and receive a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Bank of America, N.A.	11,400	(2,225,985)
Pay a fixed rate of 5.250% and receive a floating rate based on 3-month LIBOR, Expires 1/27/15, Broker Citibank, N.A.	8,600	(1,597,707)

		(13,754,859)

Over-the-Counter Interest Rate Put Swaptions – (0.3)%
Receive a fixed rate of 1.500% and pay a floating rate based on 3-month LIBOR, Expires 7/30/12, Broker Citibank, N.A.	203,500	(1,363,104)
Receive a fixed rate of 2.720% and pay a floating rate based on 3-month LIBOR, Expires 8/09/12, Broker Deutsche Bank AG	70,300	(755,120)
Receive a fixed rate of 3.773% and pay a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker UBS AG	11,800	(46,494)
Receive a fixed rate of 3.975% and pay a floating rate based on 3-month LIBOR, Expires 4/20/12, Broker Citibank, N.A.	5,500	(1)
Receive a fixed rate of 3.983% and pay a floating rate based on 3-month LIBOR, Expires 4/20/12, Broker Bank of America, N.A.	7,100	(1)
Receive a fixed rate of 4.025% and pay a floating rate based on 3-month LIBOR, Expires 12/03/12, Broker Deutsche Bank AG	19,200	(55,018)
Receive a fixed rate of 4.520% and pay a floating rate based on 3-month LIBOR, Expires 3/01/13, Broker UBS AG	7,200	(19,693)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	17

Schedule of Investments (continued)	BlackRock GNMA Portfolio (Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)	Value

Over-the-Counter Interest Rate Put Swaptions (concluded)
Receive a fixed rate of 5.080% and pay a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Bank of America, N.A.	$11,400	$(78,633)
Receive a fixed rate of 5.250% and pay a floating rate based on 3-month LIBOR, Expires 1/27/15, Broker Citibank, N.A.	8,600	(113,824)
Receive a fixed rate of 6.000% and pay a floating rate based on 3-month LIBOR, Expires 3/27/17, Broker Deutsche Bank AG	61,200	(1,216,833)

		(3,648,721)

Total Options Written
(Premiums Received – $14,739,145) – (1.4)%		(17,403,580)

Total Investments Net of TBA Sale Commitments and Options Written – 130.4%		1,639,792,939
Liabilities in Excess of Other Assets – (30.4)%		(382,469,562)

Net Assets – 100.0%		$1,257,323,377

(a)	Variable rate security. Rate shown is as of report date.
(b)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of March 31, 2012 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)

Bank of America, N.A.	$82,140,963	$(607,631)
Barclays Bank Plc	$93,432,625	$(72,938)
Citibank, N.A.	$(60,954,835)	$205,712
Credit Suisse International	$(9,808,250)	$(479,988)
Deutsche Bank AG	$10,455,188	$(34,461)
Goldman Sachs Bank USA	$219,611,068	$(530,577)
JPMorgan Chase Bank, N.A.	$(62,257,425)	$(272,957)
Morgan Stanley Capital Services, Inc.	$(70,926,250)	$177,114
Nomura Securities International, Inc.	$(21,887,188)	$(414,719)
Royal Bank of Scotland Plc	$(24,925,000)	$102,344
UBS AG	$(51,020,688)	$104,359
Wells Fargo & Co.	$7,625,625	$17,500

(c)	Par is less than $500.
(d)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(e)	All or a portion of security has been pledged as collateral in connection with swaps.
(f)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

—	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2011	Net Activity	Shares Held at March 31, 2012	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	38,765,948	(38,765,948)	–	$25,300

—	Reverse repurchase agreements outstanding as of March 31, 2012 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount

BNP Paribas SA	(0.51%)	3/30/12	4/02/12	$141,482,987	$141,489,000
Credit Suisse International	0.09%	2/21/12	Open	9,102,160	9,101,250
Credit Suisse International	0.09%	2/21/12	Open	11,028,603	11,027,500
Credit Suisse International	0.18%	3/29/12	Open	110,556,321	110,554,663

Total				$272,170,071	$272,172,413

—	Financial futures contracts purchased as of March 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)

179	U.S. Treasury Notes (2 Year)	Chicago Board Options	June 2012	$39,405,172	$(15,987)
495	U.S. Treasury Notes (5 Year)	Chicago Board Options	June 2012	$60,656,836	379,910
39	Euro Dollar Futures	Chicago Mercantile	December 2014	$9,619,837	22,347
38	Euro Dollar Futures	Chicago Mercantile	March 2015	$9,356,550	24,218

Total					$410,488

—	Financial futures contracts sold as of March 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)

337	U.S. Treasury Notes (10 Year)	Chicago Board Options	June 2012	$43,636,234	$1,143
22	Ultra Treasury Bonds	Chicago Board Options	June 2012	$3,321,313	(64,583)
73	Euro Dollar Futures	Chicago Mercantile	June 2012	$18,164,225	(7,997)
73	Euro Dollar Futures	Chicago Mercantile	September 2012	$18,160,575	(8,522)
41	Euro Dollar Futures	Chicago Mercantile	December 2012	$10,196,700	603
47	Euro Dollar Futures	Chicago Mercantile	March 2013	$11,685,375	46
58	Euro Dollar Futures	Chicago Mercantile	June 2013	$14,412,275	(469)
58	Euro Dollar Futures	Chicago Mercantile	September 2013	$14,401,400	5,218
30	Euro Dollar Futures	Chicago Mercantile	December 2013	$7,441,500	7,918
28	Euro Dollar Futures	Chicago Mercantile	March 2014	$6,938,400	10,600

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	MARCH 31, 2012

Schedule of Investments (continued)	BlackRock GNMA Portfolio

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)

39	Euro Dollar Futures	Chicago Mercantile	June 2014	$9,651,525	$13,315
39	Euro Dollar Futures	Chicago Mercantile	September 2014	$9,637,388	14,915

Total					$(27,813)

—	Interest rate swaps outstanding as of March 31, 2012 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

1.42%[1]	3-month LIBOR	Deutsche Bank AG	10/20/16	USD	3,600	$ 61,185

1.26%[1]	3-month LIBOR	Citibank, N.A.	1/06/17	USD	52,100	195,984

1.07%[2]	3-month LIBOR	Barclays Bank Plc	1/30/17	USD	18,000	121,463

1.07%[2]	3-month LIBOR	Morgan Stanley Capital Services, Inc.	1/30/17	USD	43,500	293,535

1.07%[2]	3-month LIBOR	Royal Bank of Scotland Plc	1/30/17	USD	14,100	95,146

1.14%[2]	3-month LIBOR	Credit Suisse International	3/12/17	USD	140,000	798,971

3.26%[1]	3-month LIBOR	Deutsche Bank AG	5/09/21	USD	3,400	356,705

2.71%[1]	3-month LIBOR	Citibank, N.A.	8/08/21	USD	19,500	916,592

2.65%[1]	3-month LIBOR	JPMorgan Chase Bank, N.A.	8/10/21	USD	9,800	405,589

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

2.17%[1]	3-month LIBOR	Citibank, N.A.	9/13/21	USD	11,000	$(33,985)

2.20%[1]	3-month LIBOR	Deutsche Bank AG	11/04/21	USD	19,400	96,613

2.21%[1]	3-month LIBOR	Deutsche Bank AG	12/08/21	USD	12,900	40,541

2.19%[2]	3-month LIBOR	Bank of America, N.A.	1/26/22	USD	3,000	12,238

4.02%[2]	3-month LIBOR	Goldman Sachs Bank USA	2/06/22	USD	9,300	(1,154,066)

4.02%[2]	3-month LIBOR	UBS AG	2/06/22	USD	11,600	(1,444,816)

4.29%[1]	3-month LIBOR	UBS AG	2/08/22	USD	7,600	1,132,101

4.33%[1]	3-month LIBOR	UBS AG	2/09/22	USD	7,600	1,158,701

3.90%[2]	3-month LIBOR	UBS AG	3/21/22	USD	20,000	(2,201,900)

4.07%[1]	3-month LIBOR	Royal Bank of Scotland Plc	4/02/22	USD	8,100	1,020,318

2.67%[2]	3-month LIBOR	Barclays Bank Plc	11/25/41	USD	14,000	948,313

3.00%[2]	3-month LIBOR	JPMorgan Chase Bank, N.A.	3/16/42	USD	1,750	15,924

Total						$2,835,152

[1]	Fund pays a floating interest rate and receives a fixed rate.
[2]	Fund pays a fixed interest rate and receives a floating rate.

—	Total return swaps outstanding as of March 31, 2012 were as follows:

Reference Entity	Fund Pays/Receives the Total Return of the Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	Goldman Sachs Bank USA	1/12/40	USD	15,279	$4,562
Return on Markit IOS 5.00%, 30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	JPMorgan Chase Bank, N.A.	1/12/40	USD	27,123	(49,853)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	Barclays Bank Plc	1/12/41	USD	2,171	(563)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	Credit Suisse International	1/12/41	USD	17,444	(136,921)

Total							$(182,775)

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	19

Schedule of Investments (concluded)	BlackRock GNMA Portfolio

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of March 31, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Project Loans	–	–	$2,347	$2,347
U.S. Government Sponsored Agency Securities	–	$2,273,408,282	–	2,273,408,282
U.S. Treasury Obligations	–	173,894,249	–	173,894,249
Liabilities:
Investments in Securities:
TBA Sale Commitments	–	(794,970,992)	–	(794,970,992)

Total	–	$1,652,331,539	$2,347	$1,652,333,886

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$480,233	$12,537,114	–	$13,017,347
Liabilities:
Interest rate contracts	(97,558)	(22,425,684)	–	(22,523,242)

Total	$382,675	$(9,888,570)	–	$(9,505,895)

[1]

Derivative financial instruments are swaps, financial futures contracts and options. Swaps and financial futures contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	MARCH 31, 2012

BlackRock Inflation Protected Bond Portfolio (Percentages shown are based on Net Assets)
Schedule of Investments March 31, 2012 (Unaudited)

Asset-Backed Securities		Par (000)	Value
ACE Securities Corp., Series 2005-HE7, Class A2D, 0.57%, 11/25/35 (a)	USD	10,000	$8,031,890
Bear Stearns Asset-Backed Securities Trust, Series 2007-2, Class A1, 0.43%, 1/25/47 (a)		132	124,956
Total Asset-Backed Securities – 0.2%			8,156,846

Corporate Bonds
Banks – 0.0%
International Bank for Reconstruction & Development, 4.15%, 12/10/13 (a)		265	263,765
Diversified Financial Services – 0.1%
The Bear Stearns Cos. LLC, 4.76%, 3/10/14 (a)		340	352,917
Citigroup Funding, Inc., 4.39%, 5/28/13 (a)		5,491	5,496,326

			5,849,243
Road & Rail – 0.3%
Network Rail Infrastructure Finance Plc, 1.13%, 11/22/47	GBP	6,185	14,933,791
Total Corporate Bonds – 0.4%			21,046,799

Foreign Government Obligations
Germany – 2.1%
Deutsche Bundesrepublik Inflation Linked Bond, 1.75%, 4/15/20	EUR	58,860	96,728,187
Greece – 0.0%
Hellenic Republic:
2.00%, 2/24/23-2/24/42 (b)		4,550	1,209,084
16.29%, 10/15/42 (a)		4,550	38,070

			1,247,154
Total Foreign Government Obligations – 2.1%			97,975,341

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations – 0.5%
GSMPS Mortgage Loan Trust, Series 2005-RP2, Class 1AF, 0.59%, 3/25/35 (a)(c)	USD	16,031	13,104,136
Luminent Mortgage Trust, Series 2007-2, Class 1A2, 0.52%, 5/25/37 (a)		17,080	8,963,720

			22,067,856
Commercial Mortgage-Backed Securities – 0.3%
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.79%, 5/10/17 (a)		12,000	13,316,364
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2002-CIB4, Class A3, 6.16%, 5/12/34		41	41,017
LB-UBS Commercial Mortgage Trust, Series 2003-C5, Class A3, 4.25%, 7/15/27		541	552,860

			13,910,241
Total Non-Agency Mortgage-Backed Securities – 0.8%			35,978,097

U.S. Government Sponsored Agency Securities
Mortgage-Backed Securities – 0.0%
Fannie Mae Mortgage-Backed Securities, 2.37%, 6/01/34 (a)		120	127,998

U.S. Treasury Obligations		Par (000)	Value
U.S. Treasury Bonds, 3.13%, 11/15/41- 2/15/42	USD	54,830	$52,588,787
U.S. Treasury Inflation Indexed Bonds:
2.38%, 1/15/25-1/15/27 (d)		319,112	406,823,850
2.00%, 1/15/26		45,081	55,256,176
3.63%, 4/15/28 (d)		151,368	223,382,761
2.50%, 1/15/29 (e)		75,528	99,699,085
3.88%, 4/15/29 (d)		158,826	244,701,637
3.38%, 4/15/32		17,669	26,904,856
2.13%, 2/15/40-2/15/41 (e)		302,632	398,623,902
0.75%, 2/15/42		109,149	104,055,961
U.S. Treasury Inflation Indexed Notes:
2.00%, 4/15/12-1/15/16		320,756	342,593,213
3.00%, 7/15/12		201,281	205,839,523
0.63%, 4/15/13-7/15/21 (d)		191,400	206,940,688
1.88%, 7/15/13-7/15/19		306,955	334,704,437
1.25%, 4/15/14-7/15/20		135,607	144,017,892
1.63%, 1/15/15-1/15/18		60,444	68,798,931
0.50%, 4/15/15		269,396	285,643,264
0.13%, 4/15/16-1/15/22		657,262	690,584,281
2.50%, 7/15/16 (d)		153,825	179,628,194
2.38%, 1/15/17 (e)		8,659	10,143,922
2.63%, 7/15/17		7,489	9,005,464
1.38%, 7/15/18-1/15/20		146,215	167,903,655
2.13%, 1/15/19		63,222	75,669,291
1.13%, 1/15/21		45,435	51,149,790
1.75%, 1/15/28		145,253	173,249,892
U.S. Treasury Notes, 2.00%, 4/30/16		21,565	22,591,020
Total U.S. Treasury Obligations – 96.2%			4,580,500,472
Total Long-Term Investments (Cost – $4,421,218,832) – 99.7%			4,743,785,553

Short-Term Securities		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (f)(g)		5,106,342	5,106,342
Total Short-Term Securities (Cost – $5,106,342) – 0.1%			5,106,342

Options Purchased		Contracts
Exchange-Traded Call Options – 0.0%
U.S. Treasury Bonds (30 Year), Strike Price USD 145, Expires 5/25/12		780	182,812
		Notional Amount (000)
Over-the-Counter Call Options – 0.1%
EUR Currency, Strike Price USD 1.38, Expires 6/11/12, Broker Deutsche Bank AG	EUR	32,890	216,719
EUR Currency, Strike Price USD 1.42, Expires 6/11/12, Broker Deutsche Bank AG		32,890	55,607
USD Currency, Strike Price JPY 100, Expires 3/28/13, Broker Citibank, N.A.	USD	47,725	216,533
USD Currency, Strike Price JPY 80, Expires 4/30/12, Broker BNP Paribas SA		46,190	1,673,843
USD Currency, Strike Price JPY 81, Expires 4/19/12, Broker Royal Bank of Scotland Plc		43,785	1,078,780
USD Currency, Strike Price JPY 83, Expires 5/22/12, Broker Citibank, N.A.		46,190	677,904
USD Currency, Strike Price JPY 84, Expires 5/22/12, Broker Citibank, N.A.		43,785	428,437
USD Currency, Strike Price JPY 85, Expires 5/22/12, Broker UBS AG		46,190	228,640

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	21

Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio (Percentages shown are based on Net Assets)

Options Purchased	Notional Amount (000)	Value

Over-the-Counter Call Options (concluded)
USD Currency, Strike Price JPY 86, Expires 5/22/12, Broker Citibank, N.A.	USD 43,785	$176,911

		4,753,374

Over-the-Counter Interest Rate Put Swaptions – 0.0%
Pay a fixed rate of 2.600% and receive a floating rate based on 3-month LIBOR, Expires 9/19/12, Broker Deutsche Bank AG	56,700	1,016,262
Pay a fixed rate of 3.900% and receive a floating rate based on 3-month LIBOR, Expires 9/09/13, Broker Citibank, N.A.	42,300	558,978

		1,575,240

Total Options Purchased
(Cost – $6,574,894) – 0.1%		6,511,426

Total Investments Before Options Written
(Cost – $4,432,900,068) – 99.9%		4,755,403,321

Options Written	Contracts

Exchange-Traded Put Options – (0.0)%
U.S. Treasury Bonds (30 Year), Strike Price USD 137, Expires 5/25/12	780	(1,511,250)

	Notional Amount (000)

Over-the-Counter Call Options – (0.1)%
EUR Currency, Strike Price USD 1.34, Expires
6/11/12, Broker Deutsche Bank AG	EUR 32,890	(747,666)
EUR Currency, Strike Price USD 1.38, Expires
6/11/12, Broker Deutsche Bank AG	32,890	(216,719)
EUR Currency, Strike Price USD 1.42, Expires
6/11/12, Broker Citibank, N.A.	32,890	(55,606)
USD Currency, Strike Price JPY 80, Expires
4/30/12, Broker Citibank, N.A.	USD 46,190	(1,673,843)
USD Currency, Strike Price JPY 81, Expires
4/19/12, Broker Citibank, N.A.	43,785	(1,078,780)
USD Currency, Strike Price JPY 83, Expires
5/22/12, Broker UBS AG	46,190	(539,499)
USD Currency, Strike Price JPY 84, Expires
5/22/12, Broker Citibank, N.A.	43,785	(428,437)

		(4,740,550)

Over-the-Counter Interest Rate Call Swaptions – (0.3)%
Pay a fixed rate of 2.150% and receive a floating rate based on 3-month LIBOR, Expires 9/09/13, Broker Citibank, N.A.	42,300	(691,047)
Pay a fixed rate of 2.410% and receive a floating rate based on 3-month LIBOR, Expires 8/16/13, Broker JPMorgan Chase Bank, N.A	35,000	(1,153,810)
Pay a fixed rate of 3.895% and receive a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker Royal Bank of Scotland Plc	62,500	(4,914,906)
Pay a fixed rate of 5.000% and receive a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank, N.A.	25,100	(5,313,381)

		(12,073,144)

Over-the-Counter Interest Rate Put Swaptions – (0.1)%
Receive a fixed rate of 1.600% and pay a floating rate based on 3-month LIBOR, Expires 7/25/12, Broker Citibank, N.A.	174,400	(864,815)

Options Written	Notional Amount (000)	Value

Over-the-Counter Interest Rate Put Swaptions (concluded)
Receive a fixed rate of 1.703% and pay a floating rate based on 3-month LIBOR, Expires 8/10/12, Broker Bank of America, N.A.	USD 235,500	$(1,079,579)
Receive a fixed rate of 1.750% and pay a floating rate based on 3-month LIBOR, Expires 9/04/12, Broker Deutsche Bank AG	113,000	(574,548)
Receive a fixed rate of 2.000% and pay a floating rate based on 3-month LIBOR, Expires 12/13/12, Broker Citibank, N.A.	139,300	(921,247)
Receive a fixed rate of 2.410% and pay a floating rate based on 3-month LIBOR, Expires 8/16/13, Broker JPMorgan Chase Bank, N.A.	35,000	(408,859)
Receive a fixed rate of 2.850% and pay a floating rate based on 3-month LIBOR, Expires 9/19/12, Broker Deutsche Bank AG	56,700	(642,814)
Receive a fixed rate of 3.895% and pay a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker Royal Bank of Scotland Plc	62,500	(512,687)
Receive a fixed rate of 5.000% and pay a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank, N.A.	25,100	(51,380)

		(5,055,929)

Total Options Written
(Premiums Received – $20,109,779) – (0.5)%		(23,380,873)

Total Investments Net of Options Written – 99.4%		4,732,022,448
Other Assets Less Liabilities – 0.6%		28,974,303

Net Assets – 100.0%		$4,760,996,751

(a) Variable rate security. Rate shown is as of report date.
(b) Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d) All or a portion of security has been pledged as collateral in connection with swaps.
(e) All or a portion of security has been pledged as collateral in connection with open financial futures contracts.
(f) Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2011	Net Activity	Shares Held at March 31, 2012	Realized Gain	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	34,167,549	(29,061,207)	5,106,342	$3,070	$94,247

(g) Represents the current yield as of report date.

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	MARCH 31, 2012

Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

— Foreign currency exchange contracts as of March 31, 2012 were as follows:

Currency Purchased		Currency Sold	Counter- party	Settle- ment Date	Unrealized Appreciation (Depreciation)

USD 14,443,454	GBP	9,192,000	Citibank, N.A.	4/11/12	$ (258,010)
EUR 416,000	USD	546,022	Deutsche Bank AG	4/18/12	8,845
EUR 8,000,000	USD	10,589,112	Deutsche Bank AG	4/18/12	81,397
EUR 28,655,000	USD	37,625,448	UBS AG	4/18/12	594,983
USD 12,820,595	EUR	9,981,000	Citibank, N.A.	4/18/12	(492,200)
USD 31,723,743	EUR	24,256,000	Deutsche Bank AG	4/18/12	(629,241)
USD 38,115,402	EUR	28,300,000	Royal Bank of Scotland Plc	4/18/12	368,475
USD 31,909,297	EUR	24,420,000	UBS AG	4/18/12	(662,434)
USD 30,578,660	EUR	23,237,000	UBS AG	4/18/12	(415,168)
JPY 1,586,505,000	USD	18,968,370	Citibank, N.A.	6/05/12	210,961
USD 56,120,072	JPY	4,551,899,000	Citibank, N.A.	6/05/12	1,091,958

Total					$ (100,434)

— Financial futures contracts purchased as of March 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)

1,627	U.S. Treasury Notes (5 Year)	Chicago Board Options	June 2012	$199,371,055	$(1,255,380)
4,291	U.S. Treasury Notes (10 Year)	Chicago Board Options	June 2012	$555,617,453	853,712
1,511	3-month EURIBOR	London	September 2014	$497,308,613	(43,692)

Total					$(445,360)

— Financial futures contracts sold as of March 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)

1,116	U.S. Treasury Notes (2 Year)	Chicago Board Options	June 2012	$245,676,939	$129,109
2,222	U.S. Treasury Bonds (30 Year)	Chicago Board Options	June 2012	$306,080,500	7,196,974
1,180	Ultra Treasury Bonds	Chicago Board Options	June 2012	$178,143,125	5,959,328
1,055	Euro-Bund	Eurex	June 2012	$194,863,829	(286,158)
2,383	Euro-Schatz	Eurex	June 2012	$350,669,261	(28,758)
513	Gilt British	London	June 2012	$93,959,731	(379,016)

Total					$12,591,479

— Interest rate swaps outstanding as of March 31, 2012 were as follows:

Fixed Rate	Floating Rate	Counter- party	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

0.96%[1]	6-month EURIBOR	Deutsche Bank AG	3/14/14	EUR	266,800	$(250,507)
1.85%[1]	3-month LIBOR	UBS AG	6/22/16	USD	14,900	560,006
2.13%[2]	3-month LIBOR	UBS AG	3/13/22	USD	69,000	911,331
2.42%[2]	3-month LIBOR	Deutsche Bank AG	3/21/22	USD	28,200	(360,716)
4.02%[2]	3-month LIBOR	UBS AG	3/28/22	USD	15,500	(1,879,519)
2.85%[2]	3-month LIBOR	Deutsche Bank AG	3/05/42	USD	7,500	284,318

Total						$(735,087)

[1] Fund pays a floating interest rate and receives a fixed rate.
[2] Fund pays a fixed interest rate and receives a floating rate.

— Total return swaps outstanding as of March 31, 2012 were as follows:
Reference Entity	Fund Pays/Receives the Total Return of the Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date		Notional Amount (000)	Unrealized Appreciation (Depreciation)

Change in Return of the Consumer
Price Index for All Urban Consumers	Receives	1.84%[1]	Morgan Stanley Capital Services, Inc.	10/25/15	USD	49,555	.$	1,361,524
Change in Return of the Consumer
Price Index for All Urban Consumers	Pays	2.47%[1]	Morgan Stanley Capital Services, Inc.	10/25/20	USD	26,130		(334,934)
Change in Return of the Consumer
Price Index for All Urban Consumers	Pays	2.67%[1]	Deutsche Bank AG	6/23/21	USD	47,965		834,063

Change in Return of the Consumer
Price Index for All Urban Consumers	Pays	3-month LIBOR plus 0.675%	Deutsche Bank AG	2/15/41	USD	15,000		1,031,161

Total								$2,891,814

[1]	Net payment made at termination.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	23

Schedule of Investments (concluded)	BlackRock Inflation Protected Bond Portfolio

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of March 31, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investment
Asset-Backed Securities	–	$8,156,846	–	$8,156,846
Corporate Bond	–	21,046,799	–	21,046,799
Foreign Government Obligations	–	97,975,341	–	97,975,341
Non-Agency Mortgage-Backed Securities	–	35,978,097	–	35,978,097
U.S. Government Sponsored Agency Securities	–	127,998	–	127,998
U.S. Treasury Obligations	–	4,580,500,472	–	4,580,500,472
Short-Term Securities	$5,106,342	–	–	5,106,342

Total	$5,106,342	$4,743,785,553	–	$4,748,891,895

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	–	$7,109,993	–	$7,109,993
Interest rate contracts	$14,321,935	3,330,895	–	17,652,830
Other contracts	–	3,226,748	–	3,226,748
Liabilities:
Foreign currency exchange contracts	–	(7,197,603)	–	(7,197,603)
Interest rate contracts	(3,504,254)	(19,619,815)	–	(23,124,069)
Other contracts	–	(334,934)	–	(334,934)

Total	$10,817,681	$(13,484,716)	–	$(2,667,035)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	MARCH 31, 2012

Schedule of Investments March 31, 2012 (Unaudited)	BlackRock Long Duration Bond Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
321 Henderson Receivables I LLC, Series 2010-2A, Class A, 4.07%, 1/15/28 (a)	USD	436	$444,459
Countrywide Asset-Backed Certificates:
Series 2006-11, Class 1AF2, 5.70%, 9/25/46 (b)		602	517,930
Series 2006-13, Class 3AV2, 0.39%, 1/25/36 (b)		472	325,291
Harley-Davidson Motorcycle Trust, Series 2009-4, Class A3, 1.87%, 4/15/12		198	197,847
Honda Auto Receivables Owner Trust, Series 2009-3, Class A3, 2.31%, 5/15/12		30	29,948
Nissan Auto Receivables Owner Trust, Series 2009-1, Class A3, 5.00%, 9/15/14		174	175,601
PFS Financing Corp., Series 2012-AA, Class A, 1.44%, 2/17/14 (a)(b)		650	650,065
Santander Consumer Acquired Receivables Trust, Series 2011-WO, Class C, 3.19%, 8/15/14 (a)		1,100	1,098,229
Santander Drive Auto Receivables Trust:
Series 2011-2, Class A2, 1.04%, 4/15/14		1,298	1,299,121
Series 2012-1, Class C, 3.78%, 6/15/15		500	511,510
Scholar Funding Trust, Series 2011-A, Class A, 1.45%, 7/28/34 (a)(b)		695	668,846
SLM Student Loan Trust, Series 2004-B, Class A2, 0.67%, 6/15/21 (b)		974	933,057
U.S. Small Business Administration, Series 2002-P10B, Class 1, 5.20%, 8/10/12		15	15,694

Total Asset-Backed Securities – 2.8%			6,867,598

Capital Trusts
Capital Markets – 0.1%
State Street Capital Trust IV, 1.47%, 6/15/37 (b)		540	396,895

Commercial Banks – 0.2%
Northgroup Preferred Capital Corp., 6.38% (a)(b)(c)		205	200,601
Royal Bank of Scotland Group Plc, 7.64% (b)(c)		400	274,000

			474,601

Diversified Financial Services – 0.8%
JPMorgan Chase & Co., 7.90% (b)(c)		314	343,993
JPMorgan Chase Capital XXI, 1.49%, 2/02/37 (b)		525	380,911
JPMorgan Chase Capital XXV, 6.80%, 10/01/37		833	837,665
ZFS Finance USA Trust V, 6.50%, 5/09/37 (a)(b)		370	357,050

			1,919,619

Insurance – 2.0%
American General Capital II, 8.50%, 7/01/30		100	107,311
Lincoln National Corp.:
7.00%, 5/17/66 (b)		628	607,590
6.05%, 4/20/67 (b)		236	220,070
Massachusetts Mutual Life Insurance Co., 8.88%, 6/01/39 (a)		406	576,142
MetLife, Inc., 6.40%, 12/15/36		1,142	1,119,160
New York Life Insurance Co., 6.75%, 11/15/39 (a)		461	577,567
Pacific Life Insurance Co., 9.25%, 6/15/39 (a)		424	549,137
Reinsurance Group of America, Inc., 6.75%, 12/15/65 (b)		37	34,225

Capital Trusts	Par (000)		Value
Insurance (concluded)
Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (a)	USD	554	$686,090
XL Group Plc, 6.50% (b)(c)		500	421,250

			4,898,542

Total Capital Trusts – 3.1%			7,689,657

Corporate Bonds
Aerospace & Defense – 0.5%
Huntington Ingalls Industries, Inc., 6.88%, 3/15/18		575	609,500
L-3 Communications Corp., Series B, 6.38%, 10/15/15		5	5,119
United Technologies Corp.:
6.70%, 8/01/28		148	193,604
6.13%, 7/15/38		375	468,808

			1,277,031

Airlines – 0.2%
Continental Airlines Pass-Through Trust, Series 2009-2, Class A, 7.25%, 11/10/19		359	401,738

Auto Components – 0.1%
Delphi Corp., 5.88%, 5/15/19 (a)		350	369,250

Automobiles – 0.3%
Volkswagen International Finance NV, 1.63%, 3/22/15 (a)		625	624,755

Beverages – 0.3%
SABMiller Holdings, Inc., 2.45%, 1/15/17 (a)		725	734,094

Biotechnology – 0.5%
Amgen, Inc.:
5.15%, 11/15/41		875	878,527
5.65%, 6/15/42		400	427,681

			1,306,208

Capital Markets – 1.9%
Credit Suisse AG/Guernsey:
1.63%, 3/06/15 (a)		280	279,335
2.60%, 5/27/16 (a)		900	917,553
The Goldman Sachs Group, Inc.:
5.75%, 1/24/22		1,000	1,028,740
6.75%, 10/01/37		1,097	1,071,849
6.25%, 2/01/41		575	567,899
Morgan Stanley, 5.50%, 7/28/21		325	317,617
State Street Corp., 4.96%, 3/15/18		550	574,348

			4,757,341

Chemicals – 0.3%
Ashland, Inc., 9.13%, 6/01/17		135	149,681
The Dow Chemical Co., 9.40%, 5/15/39		153	235,270
Ecolab, Inc., 5.50%, 12/08/41		250	271,127

			656,078

Commercial Banks – 2.6%
Amsouth Bank, Series AI, 5.20%, 4/01/15		550	561,000
Barclays Bank Plc, 5.14%, 10/14/20 (d)		275	264,923
CIT Group, Inc., 4.75%, 2/15/15 (a)		550	554,854
HSBC Bank USA, N.A.:
4.88%, 8/24/20		534	547,164
5.88%, 11/01/34		250	259,946

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	25

Schedule of Investments (continued)	BlackRock Long Duration Bond Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Commercial Banks (concluded)
HSBC Holdings Plc:
6.50%, 5/02/36	USD	300	$333,612
6.50%, 9/15/37		875	981,999
6.10%, 1/14/42		700	814,467
ING Bank NV, 5.00%, 6/09/21 (a)		975	990,144
Itau Unibanco Holding SA/Cayman Island, 5.75%, 1/22/21 (a)		600	615,000
Wachovia Bank, N.A., 6.60%, 1/15/38		446	532,415

			6,455,524

Commercial Services & Supplies – 0.3%
Xylem, Inc., 3.55%, 9/20/16 (a)		795	820,780

Communications Equipment – 0.2%
Brocade Communications Systems, Inc., 6.88%, 1/15/20		370	407,925

Consumer Finance – 1.1%
Capital One Financial Corp.:
2.15%, 3/23/15		390	390,602
4.75%, 7/15/21		575	605,028
Discover Bank, 8.70%, 11/18/19		500	622,195
SLM Corp.:
5.00%, 10/01/13		400	409,000
5.38%, 5/15/14		325	335,596
6.25%, 1/25/16		415	431,600

			2,794,021

Containers & Packaging – 0.2%
Bemis Co., Inc., 6.80%, 8/01/19		461	541,651

Diversified Financial Services – 5.4%
Ally Financial, Inc., 4.50%, 2/11/14		775	775,969
AngloGold Ashanti Holdings Plc, 6.50%, 4/15/40		463	439,441
Bank of America Corp.:
7.38%, 5/15/14		410	445,067
6.00%, 9/01/17		2,090	2,276,344
5.88%, 2/07/42		600	596,766
Bank of America, N.A., 5.30%, 3/15/17		420	438,299
Citigroup, Inc.:
5.30%, 10/17/12		129	131,563
6.00%, 10/31/33		100	95,766
6.13%, 8/25/36		100	96,107
8.13%, 7/15/39		480	622,075
5.88%, 1/30/42		575	595,779
ConocoPhillips Canada Funding Co. I, 5.95%, 10/15/36		1,180	1,422,042
FMR LLC, 6.45%, 11/15/39 (a)		369	393,157
Ford Motor Credit Co. LLC:
3.88%, 1/15/15		650	656,345
7.00%, 4/15/15		642	701,294
5.00%, 5/15/18		375	388,446
General Electric Capital Corp., 5.88%, 1/14/38		1,367	1,502,654
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
7.75%, 1/15/16		302	312,570
8.00%, 1/15/18 (a)		140	145,600
JPMorgan Chase & Co., 5.50%, 10/15/40		523	564,766
JPMorgan Chase Bank, N.A., 6.00%, 7/05/17		387	438,548
Merrill Lynch & Co., Inc., 7.75%, 5/14/38		225	245,571

			13,284,169

Diversified Telecommunication Services – 2.5%
AT&T Inc.:
6.15%, 9/15/34		950	1,095,931
6.50%, 9/01/37		609	731,313
6.40%, 5/15/38		3	3,563

Corporate Bonds	Par (000)		Value
Diversified Telecommunication Services (concluded)
BellSouth Corp., 6.88%, 10/15/31	USD	325	$391,582
Qwest Communications International, Inc., 7.50%, 2/15/14		41	41,205
Qwest Corp., 3.72%, 6/15/13 (b)		23	23,268
Telecom Italia Capital SA:
6.00%, 9/30/34		232	204,160
7.20%, 7/18/36		222	215,340
Telefonica Emisiones SAU:
3.99%, 2/16/16		625	622,098
6.42%, 6/20/16		56	59,700
7.05%, 6/20/36		540	530,815
Verizon Communications, Inc.:
5.85%, 9/15/35		725	832,199
8.95%, 3/01/39		884	1,366,054
Windstream Corp., 8.13%, 8/01/13		27	28,755

			6,145,983

Electric Utilities – 5.0%
Alabama Power Co.:
5.65%, 3/15/35		185	198,978
6.00%, 3/01/39		534	668,645
American Transmission Systems, Inc., 5.25%, 1/15/22 (a)		608	686,417
Carolina Power & Light Co., 6.30%, 4/01/38		222	289,704
Columbus Southern Power Co., 6.60%, 3/01/33		321	392,209
Duke Energy Carolinas LLC:
6.10%, 6/01/37		350	431,790
6.00%, 1/15/38		406	509,702
E.ON International Finance BV, 6.65%, 4/30/38 (a)		663	851,009
Florida Power Corp.:
6.35%, 9/15/37		112	144,356
6.40%, 6/15/38		867	1,128,039
Massachusetts Electric Co., 5.90%, 11/15/39 (a)		302	360,723
MidAmerican Energy Co., 5.80%, 10/15/36		1,068	1,265,288
MidAmerican Energy Holdings Co.:
6.13%, 4/01/36		296	351,854
5.95%, 5/15/37		867	1,012,534
6.50%, 9/15/37		148	184,912
Mississippi Power Co., 4.25%, 3/15/42		300	296,168
Niagara Mohawk Power Corp., 4.88%, 8/15/19 (a)		350	388,854
Public Service Co. of Colorado, 6.25%, 9/01/37		616	803,632
Southern California Edison Co., 5.95%, 2/01/38		463	583,699
The Toledo Edison Co.:
7.25%, 5/01/20		315	389,503
6.15%, 5/15/37		56	65,659
Virginia Electric & Power Co.:
6.00%, 5/15/37		737	922,564
8.88%, 11/15/38		350	557,596

			12,483,835

Energy Equipment & Services – 0.9%
Ensco Plc, 4.70%, 3/15/21		965	1,041,121
Halliburton Co., 7.45%, 9/15/39		370	519,197
Transocean, Inc.:
6.38%, 12/15/21		410	461,319
6.80%, 3/15/38		271	303,066

			2,324,703

Food & Staples Retailing – 1.5%
CVS Caremark Corp., 6.25%, 6/01/27		834	996,327

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	MARCH 31, 2012

Schedule of Investments (continued)	BlackRock Long Duration Bond Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Food & Staples Retailing (concluded)
Tesco Plc, 6.15%, 11/15/37 (a)	USD	525	$616,459
Wal-Mart Stores, Inc.:
6.50%, 8/15/37		495	651,692
6.20%, 4/15/38		1,130	1,440,665

			3,705,143

Food Products – 1.3%
Kraft Foods, Inc.:
1.46%, 7/10/13 (b)		1,550	1,559,881
6.50%, 11/01/31		424	509,177
6.88%, 2/01/38		808	1,014,857
6.50%, 2/09/40		200	246,107

			3,330,022

Health Care Equipment & Supplies – 0.5%
Covidien International Finance SA, 6.55%, 10/15/37		922	1,194,918

Health Care Providers & Services – 0.3%
HCA, Inc., 7.25%, 9/15/20		491	534,576
WellPoint, Inc., 6.38%, 6/15/37		203	247,967

			782,543

Hotels, Restaurants & Leisure – 0.6%
MGM Resorts International, 13.00%, 11/15/13		60	69,525
Universal City Development Partners Ltd./UCDP Finance, Inc.:
8.88%, 11/15/15		244	265,165
10.88%, 11/15/16		275	327,273
Yum! Brands, Inc.:
5.30%, 9/15/19		442	497,825
6.88%, 11/15/37		315	402,303

			1,562,091

Household Products – 0.2%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 7.88%, 8/15/19 (a)		550	591,250

Independent Power Producers & Energy Traders – 0.4%
Constellation Energy Group, Inc., 7.60%, 4/01/32		700	910,106

Insurance – 2.6%
Allianz Finance II BV, 5.75%, 7/08/41 (b)	EUR	100	126,182
American International Group, Inc.:
4.88%, 9/15/16	USD	850	899,096
3.80%, 3/22/17		900	911,300
6.40%, 12/15/20		340	384,788
Genworth Financial, Inc., 7.63%, 9/24/21		625	646,544
ING Verzekeringen NV, 2.69%, 6/21/21 (b)	EUR	130	161,259
International Lease Finance Corp.:
6.50%, 9/01/14 (a)	USD	107	113,019
8.25%, 12/15/20		241	265,151
Metropolitan Life Global Funding I, 2.00%, 1/10/14 (a)		1,405	1,426,360
Prudential Financial, Inc., 6.63%, 12/01/37		1,304	1,505,695

			6,439,394

IT Services – 0.2%
International Business Machines Corp., 5.60%, 11/30/39		457	559,072

Life Sciences Tools & Services – 0.2%
Life Technologies Corp., 6.00%, 3/01/20		350	400,410

Machinery – 0.3%
AGCO Corp., 5.88%, 12/01/21 (a)		750	789,165

Corporate Bonds	Par (000)		Value
Media – 5.5%
CCH II LLC/CCH II Capital Corp., 13.50%, 11/30/16	USD	300	$342,000
Comcast Corp.:
6.95%, 8/15/37		964	1,220,495
6.40%, 5/15/38		922	1,099,432
COX Communications, Inc.:
6.95%, 6/01/38 (a)		296	351,741
8.38%, 3/01/39 (a)		818	1,151,708
CSC Holdings LLC, 8.50%, 4/15/14		290	322,625
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
3.80%, 3/15/22 (a)		1,275	1,257,497
6.00%, 8/15/40		336	358,804
DISH DBS Corp., 6.63%, 10/01/14		668	728,120
Grupo Televisa SA, 6.63%, 1/15/40		609	687,668
News America, Inc.:
6.40%, 12/15/35		355	402,468
6.65%, 11/15/37		536	624,781
Shaw Communications, Inc.:
5.65%, 10/01/19	CAD	498	560,938
6.75%, 11/09/39		498	530,862
Time Warner Cable, Inc.:
5.00%, 2/01/20	USD	315	347,809
6.55%, 5/01/37		958	1,109,354
7.30%, 7/01/38		922	1,162,639
Time Warner Cos., Inc.:
7.57%, 2/01/24		12	15,174
6.95%, 1/15/28		406	491,016
Time Warner Entertainment Co. LP, 8.38%, 3/15/23		19	25,273
Time Warner, Inc.:
7.63%, 4/15/31		12	15,364
7.70%, 5/01/32		571	744,721

			13,550,489

Metals & Mining – 0.9%
Barrick North America Finance LLC, 5.70%, 5/30/41		850	910,296
Rio Tinto Finance USA Ltd.:
9.00%, 5/01/19		170	229,692
7.13%, 7/15/28		140	180,883
Southern Copper Corp., 6.75%, 4/16/40		441	476,571
Teck Resources Ltd., 5.20%, 3/01/42		375	355,771

			2,153,213

Multiline Retail – 0.5%
Dollar General Corp., 11.88%, 7/15/17 (b)		545	591,330
Target Corp., 7.00%, 1/15/38		525	706,916

			1,298,246

Multi-Utilities – 0.1%
Sempra Energy, 6.00%, 10/15/39		277	332,627

Oil, Gas & Consumable Fuels – 7.1%
Anadarko Petroleum Corp.:
5.95%, 9/15/16		781	900,413
6.45%, 9/15/36		450	520,921
Canadian Natural Resources Ltd., 6.75%, 2/01/39		130	166,764
Cenovus Energy, Inc., 6.75%, 11/15/39		730	942,051
Chesapeake Midstream Partners LP/CHKM Finance Corp., 6.13%, 7/15/22 (a)		475	478,563
DCP Midstream LLC, 5.35%, 3/15/20 (a)		516	566,031
El Paso Natural Gas Co., 8.63%, 1/15/22		590	732,115

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	27

Schedule of Investments (continued)	BlackRock Long Duration Bond Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/01/20	USD	850	$949,874
Energy Transfer Partners LP, 6.50%, 2/01/42		1,055	1,111,686
Enterprise Products Operating LLC:
6.45%, 9/01/40		700	824,062
5.70%, 2/15/42		160	172,999
Kinder Morgan Energy Partners LP:
6.50%, 9/01/39		866	962,344
6.38%, 3/01/41		650	713,441
Marathon Petroleum Corp., 6.50%, 3/01/41		225	243,054
MEG Energy Corp., 6.50%, 3/15/21 (a)		490	513,275
Newfield Exploration Co., 6.63%, 4/15/16 Nexen, Inc.:		395	403,887
5.88%, 3/10/35		500	516,758
6.40%, 5/15/37		50	54,974
7.50%, 7/30/39		550	675,319
ONEOK Partners LP, 6.65%, 10/01/36		203	234,416
Peabody Energy Corp.:
7.38%, 11/01/16		275	301,813
6.00%, 11/15/18 (a)		1,025	1,004,500
Petrohawk Energy Corp.:
10.50%, 8/01/14		360	400,950
7.88%, 6/01/15		40	42,000
6.25%, 6/01/19		545	617,212
Pioneer Natural Resources Co., 5.88%, 7/15/16		450	499,255
Plains All American Pipeline LP/PAA Finance Corp., 5.15%, 6/01/42		360	349,404
SandRidge Energy, Inc., 7.50%, 3/15/21		145	142,825
Shell International Finance BV, 6.38%, 12/15/38		252	333,410
Tennessee Gas Pipeline Co., 7.00%, 10/15/28		12	13,596
Valero Energy Corp., 6.63%, 6/15/37		401	436,450
The Williams Cos., Inc.:
7.75%, 6/15/31		171	208,314
8.75%, 3/15/32		356	469,321
Williams Partners LP:
5.25%, 3/15/20		442	487,255
4.00%, 11/15/21		500	505,241

			17,494,493

Paper & Forest Products – 0.5%
International Paper Co., 7.50%, 8/15/21		977	1,231,516

Pharmaceuticals – 2.2%
GlaxoSmithKline Capital, Inc., 6.38%, 5/15/38		738	975,009
Merck & Co., Inc., 6.55%, 9/15/37		758	1,035,850
Roche Holdings, Inc., 7.00%, 3/01/39 (a)		425	577,981
Teva Pharmaceutical Finance Co. LLC, 6.15%, 2/01/36		867	1,039,939
Wyeth LLC:
6.00%, 2/15/36		148	185,483
5.95%, 4/01/37		1,216	1,540,487

			5,354,749

Real Estate Investment Trusts (REITs) – 1.0%
American Tower Corp.:
4.50%, 1/15/18		850	893,095
5.90%, 11/01/21		205	225,976
4.70%, 3/15/22		720	725,787
HCP, Inc., 6.75%, 2/01/41		450	526,951

			2,371,809

Road & Rail – 0.5%
Kansas City Southern de Mexico SA de CV, 8.00%, 2/01/18		1,115	1,237,650

Corporate Bonds	Par (000)		Value
Software – 0.4%
Oracle Corp., 5.38%, 7/15/40	USD	765	$884,546

Specialty Retail – 0.1%
The Home Depot, Inc., 5.40%, 9/15/40		277	313,245

Tobacco – 1.2%
Altria Group, Inc.:
9.95%, 11/10/38		330	501,946
10.20%, 2/06/39		428	663,581
Lorillard Tobacco Co., 3.50%, 8/04/16		525	546,597
Philip Morris International, Inc., 2.50%, 5/16/16		1,225	1,278,612

			2,990,736

Wireless Telecommunication Services – 2.2%
Alltel Corp., 7.88%, 7/01/32		792	1,132,128
America Movil SAB de CV:
5.00%, 10/16/19		350	388,952
6.13%, 11/15/37		554	639,635
Crown Castle Towers LLC, 6.11%, 1/15/20 (a)		850	944,714
Rogers Communications, Inc., 7.50%, 8/15/38		315	421,485
SBA Tower Trust, 4.25%, 4/15/15 (a)		663	691,278
Sprint Nextel Corp., 9.00%, 11/15/18 (a)		625	685,937
Vodafone Group Plc, 6.15%, 2/27/37		376	454,675

			5,358,804

Total Corporate Bonds – 52.6%			130,221,323

Foreign Agency Obligations
EDF SA, 5.60%, 1/27/40 (a)		414	429,284
Petrobras International Finance Co.:
3.88%, 1/27/16		2,000	2,105,206
6.88%, 1/20/40		901	1,058,559
Statoil ASA, 5.25%, 4/15/19		608	712,702

Total Foreign Agency Obligations – 1.7%			4,305,751

Foreign Government Obligations

Brazil – 0.5%
Federative Republic of Brazil, 7.13%, 1/20/37		851	1,167,997

Colombia – 0.4%
Republic of Colombia, 4.38%, 7/12/21		850	924,375

Israel – 0.1%
AID-Israel, 5.50%, 9/18/23		240	300,502

Mexico – 0.7%
United Mexican States:
5.13%, 1/15/20		330	378,675
3.63%, 3/15/22		900	920,250
6.05%, 1/11/40		376	453,080

			1,752,005

Peru – 0.2%
Republic of Peru, 5.63%, 11/18/50		525	588,000

Total Foreign Government Obligations – 1.9%			4,732,879

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	MARCH 31, 2012

BlackRock Long Duration Bond Portfolio (Percentages shown are based on Net Assets)
Schedule of Investments (continued)

Non-Agency Mortgage-Backed Securities	Par (000)		Value

Collateralized Mortgage Obligations – 0.7%
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A17, 6.00%, 6/25/35	USD	319	$297,459
Credit Suisse Mortgage Capital Certificates,
Series 2009-13R, Class 3A1, 2.36%, 11/26/36 (a)(b)		296	286,889
FREMF Mortgage Trust, Series 2012-K705, Class B, 4.16%, 9/25/18 (a)(b)		560	559,903
Homebanc Mortgage Trust, Series 2006-2, Class A1, 0.42%, 12/25/36 (b)		146	95,910
Structured Asset Securities Corp., Series 2005-5, Class 2A4, 5.50%, 4/25/35		560	546,686

			1,786,847

Commercial Mortgage-Backed Securities – 1.9%
Banc of America Merrill Lynch Commercial Mortgage, Inc.:
Series 2002-2, Class A3, 5.12%, 7/11/43		15	15,077
Series 2002-PB2, Class A4, 6.19%, 6/11/35		3	3,284
Bear Stearns Commercial Mortgage Securities,
Series 2007-PW16, Class A4, 5.72%, 5/11/17 (b)		600	683,548
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A2, 5.56%, 10/15/48		1,148	1,149,247
Commercial Mortgage Pass-Through Certificates, Series 2005-C6, Class A2, 5.00%, 7/10/10		76	75,871
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-CP5, Class A2, 4.94%, 12/15/35		255	257,986
GE Capital Commercial Mortgage Corp., Series 2005-C1, Class A3, 4.58%, 6/10/48		150	153,279
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class AAB, 4.62%, 8/10/42		120	122,896
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2002-C2, Class A2, 5.05%, 11/12/12		1,070	1,085,987
Wachovia Bank Commercial Mortgage Trust, Series 2002-C2, Class A4, 4.98%, 11/15/34		1,072	1,087,951

			4,635,126

Total Non-Agency Mortgage-Backed Securities – 2.6%			6,421,973

Taxable Municipal Bonds

Chicago Transit Authority RB, Series B, 6.20%, 12/01/40		390	441,180
City of Chicago, IL RB, 6.74%, 11/01/40		875	1,091,440
City of New York GO, 5.85%, 6/01/40		370	451,766
Los Angeles Department of Airports RB, 6.58%, 5/15/39		200	244,552
Los Angeles Department of Water & Power RB:
5.72%, 7/01/39		755	889,005
6.57%, 7/01/45		305	403,802
Metropolitan Transportation Authority, New York RB, 6.69%, 11/15/40		700	860,125
Municipal Electric Authority of Georgia RB, 6.64%, 4/01/57		1,197	1,343,668

Taxable Municipal Bonds	Par (000)		Value

New Jersey State Turnpike Authority RB, Series F, 7.41%, 1/01/40	USD	371	$529,161
New York City Municipal Water Finance Authority RB:
5.75%, 6/15/41		200	248,528
5.95%, 6/15/42		375	479,734
New York State Dormitory Authority RB, 5.63%, 3/15/39		500	581,505
Port Authority of New York & New Jersey RB, 5.65%, 11/01/40		430	501,182
State of California GO:
7.55%, 4/01/39		1,330	1,708,930
7.30%, 10/01/39		215	269,180
State of Illinois GO, 5.10%, 6/01/33		520	492,357
State of Illinois GO, Series 3, 6.73%, 4/01/35		575	634,651
University of California RB, 6.55%, 5/15/48		500	614,080

Total Taxable Municipal Bonds – 4.8%			11,784,846

U.S. Government Sponsored Agency Securities

Agency Obligations – 2.5%
Fannie Mae:
3.45%, 10/09/19 (d)(e)(f)		4,885	3,777,673
7.13%, 1/15/30 (d)		1,000	1,477,732
5.63%, 7/15/37		369	487,694
Freddie Mac, 2.38%, 1/13/22		535	525,199
U.S. Small Business Administration, Series 2004-P10A, Class 1, 4.50%, 2/01/14		26	27,004

			6,295,302

Collateralized Mortgage Obligations – 1.2%
Fannie Mae:
Series 2003-49, Class YD, 5.50%, 6/25/23		177	194,485
Series 2011-52, Class KB, 5.50%, 6/25/41		450	533,812
Series 2011-52, Class LB, 5.50%, 6/25/41		450	531,526
Freddie Mac, Series 3859, Class JB, 5.00%, 5/15/41		600	673,841
Ginnie Mae:
Series 2006-6, Class C, 5.03%, 2/16/44 (b)		374	400,433
Series 2006-42, Class B, 5.22%, 8/16/46 (b)		529	577,150

			2,911,247

Mortgage-Backed Securities – 0.3%
Fannie Mae Mortgage-Backed Securities:
7.00%, 1/01/31		6	6,833
2.44%, 1/01/35 (b)		91	96,410
2.42%, 2/01/35 (b)		395	425,927
Freddie Mac Mortgage-Backed Securities,
7.00%, 12/01/29-4/01/32		12	14,523
Ginnie Mae Mortgage-Backed Securities:
7.00%, 9/15/31-5/15/32		24	29,058
5.50%, 4/15/33-8/15/33		35	38,970
1.75%, 5/20/34 (b)		82	85,361

			697,082

Total U.S. Government Sponsored Agency Securities – 4.0%			9,903,631

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	29

BlackRock Long Duration Bond Portfolio (Percentages shown are based on Net Assets)
Schedule of Investments (continued)

U.S. Treasury Obligations	Par (000)	Value

U.S. Treasury Bonds:
5.38%, 2/15/31	USD 5,500	$7,397,500
4.50%, 2/15/36	4,362	5,324,000
4.38%, 11/15/39-5/15/41 (e)	4,167	5,007,874
3.75%, 8/15/41	1,585	1,713,534
3.13%, 11/15/41-2/15/42	7,804	7,485,105
U.S. Treasury Notes, 2.00%, 11/15/21- 2/15/22	12,405	12,177,715
U.S. Treasury Strips:
3.20%, 11/15/27 (f)	8,341	5,037,263
3.46%, 5/15/38 (f)	4,161	1,685,732
3.50%, 11/15/39 (f)	6,383	2,427,238
3.53%, 2/15/41 (f)	10,025	3,623,215

Total U.S. Treasury Obligations – 20.9%		51,879,176

Total Long-Term Investments (Cost – $213,284,927) – 94.4%		233,806,834

Short-Term Securities	Shares

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (g)(h)	10,994,410	10,994,410

Total Short-Term Securities (Cost – $10,994,410) – 4.4%		10,994,410

Options Purchased	Notional Amount (000)

Over-the-Counter Interest Rate Call Swaptions – 0.3%
Receive a fixed rate of 2.400% and pay a floating rate based on 3-month LIBOR, Expires 5/11/12, Broker Citibank, N.A.	USD 2,900	1,209
Receive a fixed rate of 2.720% and pay a floating rate based on 3-month LIBOR, Expires 8/09/12, Broker JPMorgan Chase Bank, N.A.	4,000	153,944
Receive a fixed rate of 3.715% and pay a floating rate based on 3-month LIBOR, Expires 8/06/12, Broker Deutsche Bank AG	5,700	682,401

		837,554

Over-the-Counter Interest Rate Put Swaptions – 0.1%
Pay a fixed rate of 2.720% and receive a floating rate based on 3-month LIBOR, Expires 8/09/12, Broker JPMorgan Chase Bank, N.A.	4,000	42,965
Pay a fixed rate of 3.715% and receive a floating rate based on 3-month LIBOR, Expires 8/06/12, Broker Deutsche Bank AG	5,700	6,167
Pay a fixed rate of 4.500% and receive a floating rate based on 3-month LIBOR, Expires 2/02/17, Broker Deutsche Bank AG	2,500	105,389

Options Purchased	Notional Amount (000)	Value

Over-the-Counter Interest Rate Put Swaptions (concluded)
Pay a fixed rate of 4.500% and receive a floating rate based on 6-month EURIBOR, Expires 10/21/13, Broker Deutsche Bank AG	EUR 1,800	$14,765
Pay a fixed rate of 4.500% and receive a floating rate based on 6-month EURIBOR, Expires 12/12/13, Broker Credit Suisse International	2,100	21,368
Pay a fixed rate of 4.500% and receive a floating rate based on 6-month EURIBOR, Expires 9/16/13, Broker Credit Suisse International	1,800	12,532

		203,186

Total Options Purchased (Cost – $1,161,819) – 0.4%		1,040,740

Total Investments Before Options Written (Cost – $225,441,156) – 99.2%		245,841,984

Options Written	Notional Amount (000)

Over-the-Counter Interest Rate Call Swaptions – (0.7)%
Pay a fixed rate of 2.410% and receive a floating rate based on 3-month LIBOR, Expires 8/16/13, Broker JPMorgan Chase Bank, N.A	USD 5,000	(164,830)
Pay a fixed rate of 3.895% and receive a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker Royal Bank of Scotland Plc	4,000	(314,554)
Pay a fixed rate of 4.520% and receive a floating rate based on 3-month LIBOR, Expires 3/01/13, Broker UBS AG	1,500	(261,529)
Pay a fixed rate of 5.000% and receive a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank, N.A.	4,500	(952,598)

		(1,693,511)

Over-the-Counter Interest Rate Put Swaptions – (0.1)%
Receive a fixed rate of 1.500% and pay a floating rate based on 3-month LIBOR, Expires 7/26/12, Broker Credit Suisse International	6,300	(41,338)
Receive a fixed rate of 1.750% and pay a floating rate based on 3-month LIBOR, Expires 8/23/12, Broker Deutsche Bank AG	6,000	(27,964)
Receive a fixed rate of 2.410% and pay a floating rate based on 3-month LIBOR, Expires 8/16/13, Broker JPMorgan Chase Bank, N.A.	5,000	(58,408)
Receive a fixed rate of 3.895% and pay a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker Royal Bank of Scotland Plc	4,000	(32,812)
Receive a fixed rate of 4.520% and pay a floating rate based on 3-month LIBOR, Expires 3/01/13, Broker UBS AG	1,500	(4,103)

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	MARCH 31, 2012

Schedule of Investments (continued)	BlackRock Long Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)	Value
Over-the-Counter Interest Rate Put Swaptions (concluded)
Receive a fixed rate of 5.000% and pay a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank, N.A.	USD 4,500	$(9,211)
Receive a fixed rate of 6.000% and pay a floating rate based on 3-month LIBOR, Expires 2/02/17, Broker Deutsche Bank AG	5,000	(96,368)

		(270,204)

Total Options Written
(Premiums Received – $1,314,373) – (0.8)%		(1,963,715)

Total Investments Net of Options Written – 98.4%		243,878,269
Other Assets Less Liabilities – 1.6%		3,858,287

Net Assets – 100.0%		$247,736,556

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	Security is perpetual in nature and has no stated maturity date.
(d)	All or a portion of security has been pledged as collateral in connection with swaps.
(e)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.
(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(g)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2011	Net Activity	Shares Held at March 31, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	5,745,628	5,248,782	10,994,410	$7,797

(h)	Represents the current yield as of report date.

•	Foreign currency exchange contracts as of March 31, 2012 were as follows:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Depreciation
USD 1,296,963	CAD 1,324,500	Royal Bank of Scotland Plc	4/11/12	$(30,609)
USD 438,657	EUR 341,500	Citibank, N.A.	4/18/12	(16,841)
Total				$(47,450)

•	Financial futures contracts purchased as of March 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
309	U.S. Treasury Bonds (30 Year)	Chicago Board Options	June 2012	$42,564,750	$(899,030)
275	Ultra Treasury Bonds	Chicago Board Options	June 2012	$41,516,406	(1,869,156)
Total					$(2,768,186)

•	Financial futures contracts sold as of March 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
23	U.S. Treasury Notes (2 Year)	Chicago Board Options	June 2012	$5,063,234	$755
151	U.S. Treasury Notes (5 Year)	Chicago Board Options	June 2012	$18,503,399	32,221
75	U.S. Treasury Notes (10 Year)	Chicago Options Board	June 2012	$9,711,328	(88,934)
1	Euro-Bund	Eurex	June 2012	$184,705	133
Total					$(55,825)

•	Interest rate swaps outstanding as of March 31, 2012 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
1.34%[1]	3-month LIBOR	Deutsche Bank AG	11/17/16	USD 3,200	$(38,148)

1.25%[1]	3-month LIBOR	Credit Suisse International	7/30/17	USD 1,400	11,930

2.11%[1]	3-month LIBOR	UBS AG	2/21/22	USD 3,700	50,134

2.12%[1]	3-month LIBOR	Deutsche Bank AG	3/05/22	USD 6,300	88,122

2.35%[1]	3-month LIBOR	Deutsche Bank AG	3/19/22	USD 6,000	(39,871)

3.96%[1]	3-month LIBOR	Citibank, N.A.	5/19/41	USD 1,600	(314,358)

3.10%[2]	3-month LIBOR	Deutsche Bank AG	3/19/42	USD 1,600	16,679
Total					$(225,512)

[1]	Fund pays a fixed interest rate and receives a floating rate.
[2]	Fund pays a floating interest rate and receives a fixed rate.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	31

Schedule of Investments (concluded)	BlackRock Long Duration Bond Portfolio

•	Credit default swaps on single-name issues - sold protection outstanding as of March 31, 2012 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation
Aviva USA Corp.	1.00%	Deutsche Bank AG	5/25/12	Not Rated	USD 950	$ 6,305
MetLife, Inc.	5.00%	Deutsche Bank AG	6/20/15	A-	USD 575	19,171

Total						$25,476

[1]	Using S&P’s rating.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements - Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of March 31, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	–	$6,867,598	–	$6,867,598
Capital Trusts	–	7,689,657	–	7,689,657
Corporate Bonds	–	130,221,323	–	130,221,323
Foreign Agency Obligations	–	4,305,751	–	4,305,751
Foreign Government Obligations	–	4,732,879	–	4,732,879
Non-Agency Mortgage-Backed Securities	–	6,421,973	–	6,421,973
Taxable Municipal Bonds	–	11,784,846	–	11,784,846
U.S. Government Sponsored Agency Securities	–	9,903,631	–	9,903,631
U.S. Treasury Obligations	–	51,879,176	–	51,879,176
Short-Term Securities	$10,994,410	–	–	10,994,410
Total	$10,994,410	$233,806,834	–	$244,801,244

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	–	$25,476	–	$25,476
Interest rate contracts	$33,109	1,207,605	–	1,240,714
Liabilities:
Foreign currency exchange contracts	–	(47,450)	–	(47,450)
Interest rate contracts	(2,857,120)	(2,356,092)	–	(5,213,212)
Total	$(2,824,011)	$(1,170,461)	–	$(3,994,472)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	MARCH 31, 2012

BlackRock Multi-Sector Bond Portfolio (Percentages shown are based on Net Assets)
Schedule of Investments March 31, 2012 (Unaudited)

Asset-Backed Securities	Par (000)	Value

321 Henderson Receivables I LLC:
Series 2010-2A, Class A, 4.07%, 1/15/28 (a)	USD 436	$444,459
Series 2010-3A, Class A, 3.82%, 1/15/32 (a)	451	450,364
AEP Texas Central Transition Funding LLC, Series 2012-1, Class A3, 2.84%, 12/01/24	155	153,121
AH Mortgage Advance Trust, Series SART-3, Class 1A1, 2.98%, 3/13/13 (a)	100	100,092
Capital One Multi-Asset Execution Trust, Series 2004-3C, Class 3C, 6.63%, 4/19/17 (b)	GBP 200	325,502
CarMax Auto Owner Trust:
Series 2012-1, Class B, 1.76%, 1/15/16	USD 30	29,873
Series 2012-1, Class C, 2.20%, 1/15/16	15	14,934
Series 2012-1, Class D, 3.09%, 1/15/16	20	19,914
CenterPoint Energy Transition Bond Co. LLC, Series 2012-1, Class A3, 3.03%, 10/15/24	150	151,000
Credit Acceptance Auto Loan Trust, Series 2010-1, Class B, 3.63%, 10/15/18 (a)	600	601,152
Ford Credit Floorplan Master Owner Trust:
Series 2010-5, Class C, 2.07%, 9/15/13 (a)	55	55,400
Series 2010-5, Class D, 2.41%, 9/15/13 (a)	30	30,215
Series 2011-2, Class C, 2.37%, 9/15/13	70	70,111
Series 2011-2, Class D, 2.86%, 9/15/13	45	45,068
Series 2012-1, Class C, 1.74%, 1/15/14 (b)	100	100,045
Series 2012-1, Class D, 2.34%, 1/15/14 (b)	100	100,064
Hyundai Auto Receivables Trust, Series 2012-A, Class D, 2.61%, 3/15/16	40	39,892
Nelnet Student Loan Trust, Series 2008-3, Class A4, 2.14%, 11/25/17 (b)	100	103,075
PFS Financing Corp., Series 2012-AA, Class A, 1.44%, 2/17/14 (a)(b)	100	100,010
Santander Consumer Acquired Receivables Trust:
Series 2011-S1A, Class C, 2.01%, 6/15/13 (a)	134	133,159
Series 2011-S1A, Class D, 3.15%, 6/15/13 (a)	136	134,634
Series 2011-WO, Class C, 3.19%, 8/15/14 (a)	180	179,710
Santander Drive Auto Receivables Trust:
Series 2010-2, Class B, 2.24%, 12/15/14	225	225,863
Series 2010-2, Class C, 3.89%, 7/17/17	265	270,825
Series 2011-1, Class D, 4.01%, 2/15/17	100	100,336
Series 2011-S1A, Class B, 1.48%, 7/15/13 (a)	107	106,525
Series 2011-S1A, Class D, 3.10%, 3/15/13 (a)	114	113,971
Series 2012-1, Class B, 2.72%, 8/15/14	35	35,591
Series 2012-1, Class C, 3.78%, 6/15/15	50	51,151
Series 2012-2, Class C, 3.20%, 9/15/15	150	150,327
Series 2012-2, Class D, 3.87%, 1/15/16	100	100,339
SLM Student Loan Trust:
Series 2008-5, Class A3, 1.86%, 1/25/18 (b)	190	194,081
Series 2012-A, Class A1, 1.64%, 4/15/16 (a)(b)	94	94,443
Series 2012-A, Class A2, 3.83%, 3/15/18 (a)	150	149,493

Total Asset-Backed Securities – 9.3%		4,974,739

Collateralized Debt Obligations – 0.3%	Par (000)	Value

Morgan Stanley, Series 2007-XLC1, Class A2 0.56%, 7/17/17(b)	USD 195	$182,892

Corporate Bonds

Auto Components – 0.2%
BorgWarner, Inc., 4.63%, 9/15/20	85	90,861

Building Products – 0.1%
Lafarge SA, 7.13%, 7/15/36	46	42,431

Capital Markets – 0.9%
Credit Suisse AG, 5.40%, 1/14/20	70	72,062
The Goldman Sachs Group, Inc., 5.75%, 1/24/22	125	128,593
Morgan Stanley, 5.50%, 7/28/21	100	97,728
UBS AG, 2.25%, 3/30/17 (a)	200	199,512

		497,895

Chemicals – 0.3%
CF Industries, Inc., 7.13%, 5/01/20	150	178,687

Commercial Banks – 2.0%
DnB NOR Boligkreditt AS, 2.90%, 3/29/16 (a)	275	284,114
HSBC Bank Brasil SA - Banco Multiplo, 4.00%, 5/11/16 (a)	400	403,000
HSBC Bank Plc, 3.10%, 5/24/16 (a)	195	198,629
HSBC Holdings Plc, 6.10%, 1/14/42	40	46,541
Wells Fargo & Co., 3.50%, 3/08/22	150	147,670

		1,079,954

Consumer Finance – 0.8%
Capital One Financial Corp., 4.75%, 7/15/21	205	215,706
SLM Corp., 6.25%, 1/25/16	201	209,040

		424,746

Diversified Financial Services – 1.6%
Bank of America Corp.:
3.75%, 7/12/16	100	100,498
3.88%, 3/22/17	80	80,441
5.70%, 1/24/22	50	52,929
BP Capital Markets Plc, 3.13%, 10/01/15	100	105,697
Citigroup, Inc.:
5.00%, 9/15/14	80	82,850
8.50%, 5/22/19	235	289,726
Ford Motor Credit Co. LLC, 6.63%, 8/15/17	150	166,220

		878,361

Diversified Telecommunication Services – 0.7%
Intelsat Jackson Holdings SA, 7.25%, 4/01/19	112	117,740
Level 3 Financing, Inc., 8.13%, 7/01/19 (a)	110	113,575
Virgin Media Secured Finance Plc, 6.50%, 1/15/18	150	162,937

		394,252

Electric Utilities – 1.6%
Alabama Power Co., 3.95%, 6/01/21	110	117,239
The Cleveland Electric Illuminating Co., 5.95%, 12/15/36	65	69,904
Duke Energy Carolinas LLC, 4.25%, 12/15/41	55	54,877
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, 12/01/20	300	327,000
Florida Power Corp., 6.40%, 6/15/38	70	91,076
Jersey Central Power & Light Co., 7.35%, 2/01/19	75	93,849
Trans-Allegheny Interstate Line Co., 4.00%, 1/15/15 (a)	75	79,169

		833,114

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	33

BlackRock Multi-Sector Bond Portfolio (Percentages shown are based on Net Assets)
Schedule of Investments (continued)

Corporate Bonds	Par (000)	Value

Energy Equipment & Services – 1.1%
Ensco Plc:
3.25%, 3/15/16	USD 50	$52,163
4.70%, 3/15/21	106	114,361
Transocean, Inc.:
5.05%, 12/15/16	150	160,639
6.50%, 11/15/20	50	55,906
6.38%, 12/15/21	185	208,156

		591,225

Gas Utilities – 0.2%
KeySpan Gas East Corp., 5.82%, 4/01/41 (a)	70	83,676

Health Care Equipment & Supplies – 0.1%
Boston Scientific Corp., 6.25%, 11/15/15	71	78,404

Health Care Providers & Services – 0.3%
HCA, Inc., 6.50%, 2/15/20	152	159,600

Hotels, Restaurants & Leisure – 0.5%
MGM Resorts International, 10.38%, 5/15/14	110	124,713
Wyndham Worldwide Corp.:
2.95%, 3/01/17	60	59,434
4.25%, 3/01/22	85	83,328

		267,475

Household Products – 0.4%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 7.88%, 8/15/19 (a)	225	241,875

Independent Power Producers & Energy Traders – 0.1%
Constellation Energy Group, Inc., 7.60%, 4/01/32	25	32,504

Insurance – 2.9%
American International Group, Inc.:
3.80%, 3/22/17	127	128,595
5.45%, 5/18/17	110	118,254
Fairfax Financial Holdings Ltd., 5.80%, 5/15/21 (a)	120	114,535
Hartford Financial Services Group, Inc., 6.00%, 1/15/19	90	98,312
Lincoln National Corp., 6.25%, 2/15/20	200	227,664
Manulife Financial Corp., 3.40%, 9/17/15	150	154,408
Metropolitan Life Global Funding I, 5.13%, 6/10/14 (a)	250	271,486
Prudential Financial, Inc.:
4.75%, 9/17/15	250	271,377
5.38%, 6/21/20	140	156,808

		1,541,439

Media – 3.0%
CBS Corp., 8.88%, 5/15/19	100	131,383
CCH II LLC/CCH II Capital Corp., 13.50%, 11/30/16	220	250,800
Clear Channel Worldwide Holdings, Inc., Series B, 9.25%, 12/15/17	50	54,813
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22	136	197,156
CSC Holdings LLC, 8.50%, 4/15/14	77	85,662
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
6.38%, 3/01/41	68	76,742
5.15%, 3/15/42 (a)	27	26,303
NBCUniversal Media LLC, 5.15%, 4/30/20	100	113,181
The New York Times Co., 6.63%, 12/15/16	520	542,100

Corporate Bonds	Par (000)	Value

Media (concluded)
Time Warner Cable, Inc., 5.50%, 9/01/41	USD 100	$104,753

		1,582,893

Metals & Mining – 0.0%
Freeport-McMoRan Copper & Gold, Inc., 2.15%, 3/01/17	25	24,767

Multiline Retail – 0.7%
Dollar General Corp., 11.88%, 7/15/17 (b)	135	146,476
Macy’s Retail Holdings, Inc.:
5.90%, 12/01/16	100	114,755
7.45%, 7/15/17	83	100,763

		361,994

Multi-Utilities – 0.2%
CenterPoint Energy, Inc., 6.50%, 5/01/18	100	117,650

Oil, Gas & Consumable Fuels – 3.2%
Anadarko Petroleum Corp.:
5.95%, 9/15/16	52	59,951
6.38%, 9/15/17	225	267,349
Consol Energy, Inc., 8.00%, 4/01/17	70	72,975
Denbury Resources, Inc., 8.25%, 2/15/20	15	16,763
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/01/20	70	78,225
Enterprise Products Operating LLC, 6.13%, 10/15/39	130	146,400
Kinder Morgan Energy Partners LP, 6.38%, 3/01/41	50	54,880
Marathon Petroleum Corp., 6.50%, 3/01/41	100	108,024
MEG Energy Corp., 6.50%, 3/15/21 (a)	145	151,887
Nexen, Inc., 7.50%, 7/30/39	175	214,874
Noble Holding International Ltd., 5.25%, 3/15/42	50	49,671
Range Resources Corp., 7.25%, 5/01/18	160	168,800
Rockies Express Pipeline LLC, 3.90%, 4/15/15 (a)	133	122,360
Western Gas Partners LP, 5.38%, 6/01/21	205	219,760

		1,731,919

Paper & Forest Products – 0.3%
Clearwater Paper Corp., 7.13%, 11/01/18	150	159,000

Pharmaceuticals – 0.2%
Teva Pharmaceutical Finance Co. BV, 3.65%, 11/10/21	125	126,535

Real Estate Investment Trusts (REITs) – 0.8%
ERP Operating LP, 4.63%, 12/15/21	70	73,706
Hospitality Properties Trust, 5.63%, 3/15/17	100	106,662
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21	80	80,717
Vornado Realty LP, 5.00%, 1/15/22	160	163,480

		424,565

Real Estate Management & Development – 0.4%
Realogy Corp., 7.88%, 2/15/19 (a)(c)	134	134,000
WEA Finance LLC, 4.63%, 5/10/21 (a)	90	91,043

		225,043

Road & Rail – 0.4%
Burlington Northern Santa Fe LLC, 5.75%, 5/01/40	165	188,386

Software – 0.2%
First Data Corp., 7.38%, 6/15/19 (a)	65	66,219

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	MARCH 31, 2012

BlackRock Multi-Sector Bond Portfolio (Percentages shown are based on Net Assets)
Schedule of Investments (continued)

Corporate Bonds		Par (000)	Value

Software (concluded)
Oracle Corp., 5.38%, 7/15/40	USD	25	$28,907

			95,126

Thrifts & Mortgage Finance – 0.6%
Radian Group, Inc., 5.38%, 6/15/15		400	304,000

Wireless Telecommunication Services – 0.6%
Cricket Communications, Inc., 7.75%, 5/15/16		132	139,260
Crown Castle Towers LLC, 6.11%, 1/15/20 (a)		150	166,714
MetroPCS Wireless, Inc., 7.88%, 9/01/18		18	18,945

			324,919

Total Corporate Bonds – 24.4%			13,083,296

Foreign Agency Obligations

Gazprom OAO Via RBS AG, 9.63%, 3/01/13		300	319,608
Hydro Quebec:
9.40%, 2/01/21		110	161,235
8.05%, 7/07/24		135	194,308
Petrobras International Finance Co., 5.75%, 1/20/20		245	271,411
Russian Agricultural Bank OJSC Via RSHB Capital SA, 6.30%, 5/15/17		230	243,800

Total Foreign Agency Obligations – 2.2%			1,190,362

Foreign Government Obligations

Brazil – 0.1%
Federative Republic of Brazil, 7.13%, 1/20/37		25	34,313

Italy – 0.8%
Buoni Poliennali Del Tesoro, 5.00%, 3/01/22	EUR	300	396,271

Mexico – 0.4%
United Mexican States:
5.63%, 1/15/17	USD	100	115,650
5.13%, 1/15/20		85	97,537

			213,187

Poland – 0.1%
Republic of Poland, 6.38%, 7/15/19		60	69,750

Russia – 1.1%
Russian Federation:
4.50%, 4/04/22 (a)		200	199,400
7.50%, 3/31/30 (d)		330	394,822

			594,222

South Africa – 0.4%
Republic of South Africa, 5.50%, 3/09/20		200	223,000

Turkey – 0.4%
Republic of Turkey, 6.25%, 9/26/22		200	215,000

Total Foreign Government Obligations – 3.3%			1,745,743

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations – 9.8%
Adjustable Rate Mortgage Trust, Series 2007-1, Class 3A21, 5.66%, 3/25/37 (b)		101	95,531
Banc of America Funding Corp., Series 2005-H, Class 2A1, 2.74%, 11/20/35 (b)		586	397,665
Bear Stearns Adjustable Rate Mortgage Trust:
Series 2004-8, Class 14A1, 5.37%, 11/25/34 (b)		575	535,012

Non-Agency Mortgage-Backed Securities		Par (000)	Value

Collateralized Mortgage Obligations (concluded)
Series 2005-1, Class 4A1, 5.27%, 3/25/35 (b)	USD	292	$279,464
Countrywide Alternative Loan Trust:
Series 2005-50CB, Class 1A1, 5.50%, 11/25/35		1,222	928,008
Series 2006-41CB, Class 1A4, 5.75%, 1/25/37		463	312,504
Series 2006-OA21, Class A1, 0.43%, 3/20/47 (b)		548	293,564
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-1, Class A2, 6.00%, 3/25/36		267	219,643
FREMF Mortgage Trust, Series 2012-K706, Class C, 4.02%, 11/25/18 (a)(b)		25	22,426
GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 5A1, 5.10%, 6/19/35 (b)		386	371,283
GSR Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 2.76%, 1/25/35 (b)		306	266,605
Harborview Mortgage Loan Trust, Series 2006-11, Class A1A, 0.41%, 12/19/36 (b)		447	241,348
IndyMac INDA Mortgage Loan Trust, Series 2006-AR2, Class 4A1, 5.49%, 9/25/36 (b)		491	370,957
JPMorgan Mortgage Trust, Series 2006-S2, Class 2A2, 5.88%, 6/25/21		125	122,142
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3, Class 3A1, 5.20%, 4/25/47 (b)		406	270,985
WaMu Mortgage Pass-Through Certificates, Series 2005-AR12, Class 1A8, 2.47%, 10/25/35 (b)		341	293,544
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR18, Class 2A1, 5.38%, 11/25/36 (b)		301	251,449

			5,272,130

Commercial Mortgage-Backed Securities – 7.0%
Banc of America Large Loan, Inc., Series 2010-HLTN, Class HLTN, 1.99%, 11/15/13 (a)(b)		331	309,420
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-3, Class A2, 5.63%, 7/10/12 (b)		86	87,693
Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class AM, 5.45%, 12/15/15 (b)		40	41,586
Credit Suisse Mortgage Capital Certificates:
Series 2007-C2, Class A2, 5.45%, 1/15/49 (b)		73	74,130
Series 2007-C3, Class A2, 5.71%, 6/15/39 (b)		138	138,263
Series 2010-RR1, Class 2A, 5.70%, 7/15/17 (a)(b)		100	111,011
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A3, 5.45%, 7/12/16		256	268,743
Morgan Stanley Capital I:
Series 1998-WF2, Class G, 6.34%, 7/15/30 (a)(b)		340	357,943
Series 2004-HQ4, Class A7, 4.97%, 4/14/40		250	265,772
Series 2007-IQ15, Class A2, 5.84%, 8/11/12 (b)		250	251,603
Series 2012-C4, Class XA, 2.90%, 3/15/22 (a)(b)		635	98,450

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	35

Schedule of Investments (continued)	BlackRock Multi-Sector Bond Portfolio (Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Commercial Mortgage-Backed Securities (concluded)
Morgan Stanley ReREMIC Trust:
Series 2009-IO, Class B, 5.04%, 11/17/14 (a)(e)	USD 450	$394,875
Series 2011-IO, Class A, 2.50%, 1/23/14 (a)	149	149,277
RBSCF Trust, Series 2010-RR3, Class WBTA, 5.90%, 4/16/17 (a)(b)	450	501,960
Wachovia Bank Commercial Mortgage Trust:
Series 2007-C33, Class A4, 5.90%, 7/15/17 (b)	540	598,309
Series 2007-C34, Class A3, 5.68%, 7/15/17	100	113,315

		3,762,350

Total Non-Agency Mortgage-Backed Securities – 16.8%		9,034,480

Preferred Securities

Capital Trusts

Commercial Banks – 0.3%
Fifth Third Capital Trust IV, 6.50%, 4/15/37 (b)	145	144,275

Diversified Financial Services – 0.1%
JPMorgan Chase Capital XXV, 6.80%, 10/01/37	55	55,308

Insurance – 0.7%
American International Group, Inc., 8.18%, 5/15/58 (b)	35	37,047
MetLife Capital Trust IV, 7.88%, 12/15/67 (a)	100	109,500
Swiss Re Capital I LP, 6.85% (a)(b)(f)	155	146,316
XL Group Plc, 6.50% (b)(f)	140	117,950

		410,813

Total Capital Trusts – 1.1%		610,396

Preferred Stocks	Shares

Thrifts & Mortgage Finance – 0.0%
Fannie Mae, 7.75%	10,000	13,500

Total Preferred Stocks – 0.0%		13,500

Trust Preferreds

Diversified Financial Services – 0.2%
Citigroup Capital XIII, 7.88%, 10/30/40	3,689	100,341

Total Trust Preferreds – 0.2%		100,341

Total Preferred Securities – 1.3%		724,237

Taxable Municipal Bonds	Par (000)

New York City Municipal Water Finance Authority RB:
5.38%, 6/15/43	USD 120	134,556
5.50%, 6/15/43	145	164,617

Total Taxable Municipal Bonds – 0.6%		299,173

U.S. Government Sponsored Agency Securities	Par (000)	Value
Collateralized Mortgage Obligations – 5.3%
Fannie Mae, Series 2009-115, Class EJ, 4.50%, 6/25/27	USD 714	$738,680
Freddie Mac:
Series 3730, Class AB, 4.00%, 11/15/28	211	222,293
Series 3740, Class PA, 4.00%, 3/15/37	1,263	1,320,544
Series K013, Class A2, 3.97%, 1/25/21 (b)	270	294,060
Series K017, Class A2, 2.60%, 12/25/21	265	265,787

		2,841,364

Interest Only Collateralized Mortgage Obligations – 2.1%
Ginnie Mae:
Series 2009-104, Class SD, 6.11%, 11/16/39 (b)	831	118,007
Series 2010-20, Class SE, 6.01%, 2/20/40 (b)	147	25,659
Series 2010-24, Class BS, 6.19%, 12/20/38 (b)	753	115,416
Series 2010-26, Class QS, 6.01%, 2/20/40 (b)	906	176,026
Series 2010-91, Class SI, 6.33%, 7/20/40 (b)	459	84,791
Series 2010-117, Class PS, 5.76%, 10/20/39 (b)	723	122,120
Series 2010-117, Class SE, 5.86%, 6/20/39 (b)	862	136,681
Series 2010-146, Class LS, 6.46%, 4/20/39 (b)	297	46,342
Series 2011-2, Class MS, 5.84%, 8/20/39 (b)	348	59,688
Series 2011-25, Class SA, 5.86%, 10/20/40 (b)	899	146,494
Series 2011-80, Class KS, 6.43%, 6/20/41 (b)	655	113,441

		1,144,665

Interest Only Commercial Mortgage-Backed Securities – 0.1%
Freddie Mac, Series K706, Class X1, 1.60%, 10/25/18 (b)	355	31,142

Mortgage-Backed Securities – 76.7%
Fannie Mae Mortgage-Backed Securities:
4.50%, 4/01/27-4/01/42 (g)	9,793	10,424,065
5.50%, 4/01/27-4/01/42 (g)	5,100	5,555,031
3.50%, 2/01/42-4/01/42 (g)	11,934	12,255,935
3.00%, 4/01/42 (g)	300	298,781
4.00%, 4/01/42 (g)	3,800	3,984,063
5.00%, 4/01/42 (g)	800	864,000
6.00%, 4/01/42 (g)	6,000	6,606,000
Freddie Mac Mortgage-Backed Securities, 4.50%, 1/01/38-4/01/42 (g)	1,043	1,107,183

		41,095,058

Total U.S. Government Sponsored Agency Securities – 84.2%		45,112,229

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	MARCH 31, 2012

Schedule of Investments (continued)	BlackRock Multi-Sector Bond Portfolio (Percentages shown are based on Net Assets)

U.S. Treasury Obligations	Par (000)		Value

U.S. Treasury Bonds, 3.13%, 2/15/42 (h)	USD	1,180	$1,131,141
U.S. Treasury Inflation Indexed Bonds:
2.13%, 2/15/41		238	313,922
0.75%, 2/15/42		216	205,578
U.S. Treasury Notes:
0.25%, 2/15/15		3,220	3,196,855
1.25%, 1/31/19		95	93,011
2.00%, 2/15/22		2,993	2,935,505

Total U.S. Treasury Obligations – 14.7%			7,876,012

Total Long-Term Investments (Cost – $83,305,930) – 157.1%			84,223,163

Short-Term Securities

Borrowed Bond Agreements – 3.6%
Barclays Bank Plc, 0.30%, Open	EUR	103	136,731
Citibank, N.A., (1.00)%, Open		276	367,569
Credit Suisse International, 0.34%, Open	USD	1,408	1,408,144

			1,912,444

	Shares
Money Market Funds – 15.9%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (i)(j)		8,537,044	8,537,044

Total Short-Term Securities (Cost – $10,453,668) – 19.5%			10,449,488

Options Purchased	Contracts

Exchange-Traded Put Options – 0.0%
Euro Dollar (2 Year) Mid-Curve, Strike Price USD 99, Expires 5/11/12		31	8,331

	Notional Amount (000)

Over-the-Counter Call Options – 0.0%
USD Currency, Strike Price JPY 85, Expires 8/24/12, Broker Goldman Sachs Bank USA	USD	885	14,687
USD Currency, Strike Price JPY 90, Expires 8/24/12, Broker Citibank, N.A.		885	3,927

			18,614

Over-the-Counter Put Options – 0.1%
AUD Currency, Strike Price USD 1, Expires 6/27/12, Broker Citibank, N.A.	AUD	1,250	19,741

Over-the-Counter Interest Rate Call Swaptions – 0.1%
Receive a fixed rate of 1.900% and pay a floating rate based on 3-month LIBOR, Expires 5/25/12, Broker Morgan Stanley Capital Services, Inc.	USD	2,100	2,291
Receive a fixed rate of 1.900% and pay a floating rate based on 3-month LIBOR, Expires 6/01/12, Broker Morgan Stanley Capital Services, Inc.		900	1,135
Receive a fixed rate of 2.070% and pay a floating rate based on 3-month LIBOR, Expires 6/26/12, Broker Citibank, N.A.		900	4,639
Receive a fixed rate of 2.510% and pay a floating rate based on 3-month LIBOR, Expires 3/20/14, Broker Barclays Bank Plc		2,500	75,797

Options Purchased	Notional Amount (000)	Value

Over-the-Counter Interest Rate Call Swaptions (concluded)
Receive a fixed rate of 2.650% and pay a floating rate based on 3-month LIBOR, Expires 5/01/12, Broker Bank of America, N.A.	USD 500	$679

		84,541

Over-the-Counter Interest Rate Put Swaptions – 0.2%
Pay a fixed rate of 1.350% and receive a floating rate based on 3-month LIBOR, Expires 8/15/12, Broker Deutsche Bank AG	5,500	1,419
Pay a fixed rate of 2.130% and receive a floating rate based on 3-month LIBOR, Expires 3/21/13, Broker Deutsche Bank AG	900	8,174
Pay a fixed rate of 2.510% and receive a floating rate based on 3-month LIBOR, Expires 3/20/14, Broker Barclays Bank Plc	2,500	48,555
Pay a fixed rate of 2.700% and receive a floating rate based on 3-month LIBOR, Expires 7/23/12, Broker Deutsche Bank AG	800	7,504
Pay a fixed rate of 2.750% and receive a floating rate based on 3-month LIBOR, Expires 5/11/12, Broker JPMorgan Chase Bank, N.A.	1,000	1,905
Pay a fixed rate of 2.950% and receive a floating rate based on 3-month LIBOR, Expires 6/14/12, Broker Deutsche Bank AG	200	9,541
Pay a fixed rate of 4.500% and receive a floating rate based on 3-month LIBOR, Expires 3/20/17, Broker Deutsche Bank AG	300	12,907

		90,005

Total Options Purchased (Cost – $281,226) – 0.4%		221,232

Total Investments Before TBA Sale Commitments, Options Written and Borrowed Bonds (Cost – $94,040,824) – 177.0%		94,893,883

TBA Sale Commitments (g)	Par (000)

Fannie Mae Mortgage-Backed Securities:
4.00%, 4/01/27-4/01/42	5,855	(6,152,414)
3.50%, 4/01/42	10,670	(10,956,756)
4.50%, 4/01/42	5,500	(5,847,734)
5.50%, 4/01/42	3,600	(3,921,423)
6.00%, 4/01/42	3,000	(3,304,687)
Freddie Mac Mortgage-Backed Securities, 4.50%, 4/01/42	1,000	(1,059,922)

Total TBA Sale Commitments (Proceeds – $31,217,294) – (58.3)%		(31,242,936)

Options Written	Notional Amount (000)

Over-the-Counter Call Options – (0.0)%
USD Currency, Strike Price JPY 85, Expires 8/24/12, Broker Citibank, N.A.	885	(12,630)
USD Currency, Strike Price JPY 90, Expires 8/24/12, Broker Goldman Sachs Bank USA	885	(4,545)

		(17,175)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	37

BlackRock Multi-Sector Bond Portfolio (Percentages shown are based on Net Assets)
Schedule of Investments (continued)

Options Written	Notional Amount (000)	Value
Over-the-Counter Interest Rate Call Swaptions – (0.1)%
Pay a fixed rate of 1.965% and receive a floating rate based on 3-month LIBOR, Expires 1/27/14, Broker Citibank, N.A.	USD 300	$(4,851)
Pay a fixed rate of 2.090% and receive a floating rate based on 3-month LIBOR, Expires 1/03/14, Broker Deutsche Bank AG	600	(11,776)
Pay a fixed rate of 3.645% and receive a floating rate based on 3-month LIBOR, Expires 3/27/17, Broker JPMorgan Chase Bank, N.A.	100	(6,761)

		(23,388)

Over-the-Counter Interest Rate Put Swaptions – (0.1)%
Receive a fixed rate of 1.618% and pay a floating rate based on 3-month LIBOR, Expires 6/28/12, Broker Bank of America, N.A.	400	(1,386)
Receive a fixed rate of 1.703% and pay a floating rate based on 3-month LIBOR, Expires 8/10/12, Broker Bank of America, N.A.	500	(2,292)
Receive a fixed rate of 1.715% and pay a floating rate based on 3-month LIBOR, Expires 6/22/12, Broker Morgan Stanley Capital Services, Inc.	900	(2,104)
Receive a fixed rate of 1.850% and pay a floating rate based on 3-month LIBOR, Expires 8/15/12, Broker Deutsche Bank AG	2,600	(8,780)
Receive a fixed rate of 1.965% and pay a floating rate based on 3-month LIBOR, Expires 1/27/14, Broker Citibank, N.A.	300	(8,168)
Receive a fixed rate of 2.090% and pay a floating rate based on 3-month LIBOR, Expires 1/03/14, Broker Deutsche Bank AG	600	(13,976)
Receive a fixed rate of 2.900% and pay a floating rate based on 3-month LIBOR, Expires 1/09/13, Broker Citibank, N.A.	800	(14,934)
Receive a fixed rate of 3.645% and pay a floating rate based on 3-month LIBOR, Expires 3/27/17, Broker JPMorgan Chase Bank, N.A.	100	(6,823)
Receive a fixed rate of 6.000% and pay a floating rate based on 3-month LIBOR, Expires 3/20/17, Broker Deutsche Bank AG	600	(11,880)

		(70,343)

Total Options Written (Premiums Received – $123,798) – (0.2)%		(110,906)

Borrowed Bonds	Par (000)	Value
Foreign Government Obligations – (0.7)%
Republic of France, 3.25%, 10/25/21	EUR 260	$(359,269)

U.S. Treasury Obligations – (2.6)%
U.S. Treasury Notes, 0.88%, 2/28/17	USD 1,417	(1,407,035)

Total Borrowed Bonds (Proceeds – $1,768,781) – (3.3)%		(1,766,304)

Total Investments Net of TBA Sale Commitments, Options Written and Borrowed Bonds – 115.2%		61,773,737
Liabilities in Excess of Other Assets – (15.2)%		(8,171,765)

Net Assets – 100.0%		$53,601,972

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(d)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(e)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(f)	Security is perpetual in nature and has no stated maturity date.
(g)	Represents or includes a TBA transaction. Unsettled TBA transactions as of March 31, 2012 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	$(1,044,609)	$(2,453)
Barclays Bank Plc	$212,687	$531
BNP Paribas SA	$1,190,059	$(10,031)
Citibank, N.A.	-	$(47)
Credit Suisse International	$(758,992)	$(2,038)
Deutsche Bank AG	$(108,828)	$(11,598)
Goldman Sachs Bank USA	$3,838,859	$(9,326)
JPMorgan Chase Bank, N.A.	$3,309,391	$3,582
Morgan Stanley Capital Services, Inc.	$(1,562,672)	$(5,652)
Nomura Securities International, Inc.	$718,813	$2,406
Royal Bank of Scotland Plc	$656,610	$(12)
UBS AG	$410,750	$2,379

(h)	All or a portion of security has been pledged as collateral in connection with swaps.

(i)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2011	Shares Purchased		Shares Sold	Shares Held at March 31, 2012	Value at March 31, 2012	Realized Loss	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	176,263	8,360,781	[1]	–	8,537,044	$8,537,044	–	$3,807
iShares JPMorgan USD Emerging Markets Bond Fund	5,000	–		(5,000)	–	–	$(15,052)	$2,203

1 Represents net shares purchased.

(j)	Represents the current yield as of report date.

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	MARCH 31, 2012

Schedule of Investments (continued)	BlackRock Multi-Sector Bond Portfolio

—	Reverse repurchase agreements outstanding as of March 31, 2012 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount

Deutsche Bank AG	(0.75%)	2/01/12	Open	$109,743	$109,880

—	Foreign currency exchange contracts as of March 31, 2012 were as follows:

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD 130,187	AUD	122,500	Citibank, N.A.	4/10/12	$ 3,453
USD 260,219	AUD	245,000	UBS AG	4/10/12	6,751
USD 240,669	GBP	157,000	UBS AG	4/11/12	(10,433)
USD 42,565	JPY	3,270,000	Citibank, N.A.	4/11/12	3,053
AUD 360,000	USD	373,023	Citibank, N.A.	4/12/12	(664)
USD 373,052	AUD	360,000	Citibank, N.A.	4/12/12	693
USD 127,171	AUD	120,000	UBS AG	4/12/12	3,051
PHP 7,225,109	USD	170,000	UBS AG	4/17/12	(1,943)
SGD 211,038	USD	170,000	HSBC Securities, Inc.	4/17/12	(2,114)
USD 170,000	PHP	7,260,700	Morgan Stanley Capital Services, Inc.	4/17/12	1,115
USD 170,000	SGD	214,538	Standard Chartered Bank	4/17/12	(670)
EUR 125,000	USD	164,676	Citibank, N.A.	4/18/12	2,051
EUR 327,000	USD	439,791	Deutsche Bank AG	4/18/12	(3,634)
EUR 165,000	USD	220,287	Royal Bank of Scotland Plc	4/18/12	(208)
USD 184,460	EUR	141,000	Citibank, N.A.	4/18/12	(3,607)
USD 403,705	EUR	307,000	Deutsche Bank AG	4/18/12	(5,776)
USD 140,000	JPY	11,546,500	Citibank, N.A.	6/18/12	396
USD 135,000	JPY	11,284,879	Deutsche Bank AG	6/18/12	(1,441)

Total					$ (9,927)

—	Financial futures contracts purchased as of March 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)

61	U.S. Treasury Notes (5 Year)	Chicago Board Options	June 2012	$7,474,883	$(48,470)
16	U.S. Treasury Bonds (30 Year)	Chicago Board Options	June 2012	$2,204,000	(65,562)
1	Euro Dollar Futures	Chicago Mercantile	September 2014	$247,112	340
2	Euro Dollar Futures	Chicago Mercantile	December 2014	$493,325	(432)

Total					$(114,124)

—	Financial futures contracts sold as of March 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)

16	U.S. Treasury Notes (2 Year)	Chicago Board Options	June 2012	$3,522,250	$1,232

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)

19	U.S. Treasury Notes (10 Year)	Chicago Board Options	June 2012	$2,460,203	$(16,501)
3	Ultra Treasury Bonds	Chicago Board Options	June 2012	$ 452,906	7,974
14	Euro Dollar Futures	Chicago Mercantile	June 2012	$3,483,550	(3,498)
12	Euro Dollar Futures	Chicago Mercantile	September 2012	$2,985,300	(2,729)
10	Euro Dollar Futures	Chicago Mercantile	December 2012	$2,487,000	(1,372)
8	Euro Dollar Futures	Chicago Mercantile	March 2013	$1,989,000	(125)
9	Euro Dollar Futures	Chicago Mercantile	June 2013	$2,236,387	382
6	Euro Dollar Futures	Chicago Mercantile	September 2013	$1,489,800	1,642
6	Euro Dollar Futures	Chicago Mercantile	December 2013	$1,488,300	2,429
1	Euro Dollar Futures	Chicago Mercantile	June 2014	$ 247,475	403
10	Euro Dollar Futures	Chicago Mercantile	March 2015	$2,462,250	2,848
11	Euro Dollar Futures	Chicago Mercantile	June 2015	$2,703,250	3,677
11	Euro Dollar Futures	Chicago Mercantile	September 2015	$2,698,163	4,039
11	Euro Dollar Futures	Chicago Mercantile	December 2015	$2,693,213	4,312
2	Euro-Bund	Eurex	June 2012	$ 369,410	30

Total					$ 4,743

—	Interest rate swaps outstanding as of March 31, 2012 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)

0.60%[1]	3-month LIBOR	Deutsche Bank AG	3/15/14	USD 1,300	$ (520)
0.63%[2]	3-month LIBOR	Deutsche Bank AG	3/26/14	USD 3,000	3,182
1.01%[2]	3-month LIBOR	Deutsche Bank AG	6/23/14	USD 500	5,739
0.97%[2]	3-month LIBOR	UBS AG	7/26/14	USD 1,200	10,584
0.80%[2]	3-month LIBOR	Citibank, N.A.	8/09/14	USD 1,200	5,042
2.06%[1]	3-month LIBOR	Citibank, N.A.	5/11/16	USD 1,500	(73,209)
1.25%[1]	3-month LIBOR	Deutsche Bank AG	10/05/16	USD 100	(938)
1.39%[1]	3-month LIBOR	Deutsche Bank AG	3/19/17	USD 1,800	(11,434)
1.39%[1]	3-month LIBOR	Deutsche Bank AG	3/19/17	USD 800	(5,082)
1.74%[2]	3-month LIBOR	Deutsche Bank AG	3/30/18	USD 100	(72)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	39

Schedule of Investments (continued)	BlackRock Multi-Sector Bond Portfolio

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)

3.27%[1]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD 270	$(28,348)

2.73%[1]	3-month LIBOR	Deutsche Bank AG	8/05/21	USD 200	(9,847)

2.31%[1]	3-month LIBOR	Deutsche Bank AG	10/27/21	USD 100	(1,575)

		Morgan Stanley
2.10%[1]	3-month LIBOR	Capital Services, Inc.	1/05/22	USD 300	3,225

2.09%[1]	3-month LIBOR	Deutsche Bank AG	1/06/22	USD 300	3,577

		Morgan Stanley
2.09%[1]	3-month LIBOR	Capital Services, Inc.	2/09/22	USD 200	2,879

		Morgan Stanley
2.24%[1]	3-month LIBOR	Capital Services, Inc.	3/16/22	USD 100	333

2.36%[2]	3-month LIBOR	Deutsche Bank AG	3/20/22	USD 200	1,467

2.46%[1]	3-month LIBOR	Goldman Sachs Bank USA	3/22/22	USD 600	(9,751)

2.27%[1]	3-month LIBOR	Deutsche Bank AG	3/30/22	USD 100	201

2.23%[2]	3-month LIBOR	Citibank, N.A.	4/03/22	USD 100	(584)

		Morgan Stanley
2.29%[2]	3-month LIBOR	Capital Services, Inc.	4/03/22	USD 100	4

2.70%[1]	3-month LIBOR	Deutsche Bank AG	1/11/42	USD 200	13,198

2.85%[1]	3-month LIBOR	Bank of America, N.A.	2/09/42	USD 100	3,715
Total					$(88,214)

[1]	Fund pays a fixed interest rate and receives a floating rate.
[2]	Fund pays a floating interest rate and receives a fixed rate.

●	Credit default swaps on single-name issues - buy protection outstanding as of March 31, 2012 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
Radian Group, Inc.	5.00%	Citibank, N.A.	6/20/15	USD 400	$ 82,204

The New York Times Co.	1.00%	Barclays Bank Plc	12/20/16	USD 650	(10,464)

Sara Lee Corp.	1.00%	JPMorgan Chase Bank, N.A.	3/20/17	USD 98	(180)

Total					$71,560

●	Credit default swaps on single-name issues - sold protection outstanding as of March 31, 2012 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expira- tion	Issuer Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation
Aviva USA Corp.	1.00%	Deutsche Bank AG	5/25/12	Not Rated	USD 330	$ 2,190

MetLife, Inc.	.1.00%	Credit Suisse International	9/20/16	A-	USD 40	1,703

MetLife, Inc.	1.00%	Deutsche Bank AG	9/20/16	A-	USD 100	3,556

MetLife, Inc.	1.00%	Goldman Sachs Bank USA	9/20/16	A-	USD 75	2,516

MetLife, Inc.	1.00%	Morgan Stanley Capital Services, Inc.	9/20/16	A-	USD 130	4,433

MetLife, Inc.	1.00%	Morgan Stanley Capital Services, Inc.	9/20/16	A-	USD 75	1,975

MetLife, Inc.	1.00%	Bank of America, N.A.	3/20/17	A-	USD 100	1,250

MetLife, Inc.	1.00%	Citibank, N.A.	3/20/17	A-	USD 150	1,874

MetLife, Inc.	1.00%	UBS AG	3/20/17	A-	USD 105	1,312

Total						$20,809

[1]	Using S&P’s rating.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

●	Credit default swaps on traded indexes - buy protection outstanding as of March 31, 2012 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
CDX.EM Series 14 Version 1	5.00%	Morgan Stanley Capital Services, Inc.	12/20/15	USD 600	$15,087

CDX.NA.IG Series 16 Version 1	1.00%	Credit Suisse International	6/20/16	USD 105	(1,827)

CDX.NA.IG Series 16 Version 1	1.00%	JPMorgan Chase Bank, N.A.	6/20/16	USD 6	(91)

Total					$13,169

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	MARCH 31, 2012

Schedule of Investments (continued)	BlackRock Multi-Sector Bond Portfolio

•	Total return swaps outstanding as of March 31, 2012 were as follows:

Reference Entity	Fund Pays/Receives the Total Return of the Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)

Change in Return of the Consumer
Price Index for All Urban Consumers	Pays	2.18%[1]	Bank of America, N.A.	10/06/21	USD 445	$(14,596)

Return on Markit IOS 4.50%,
30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	Credit Suisse International	1/12/40	USD 320	2,432

Return on Markit IOS 4.50%,
30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	Goldman Sachs Bank USA	1/12/40	USD 320	95

Return on Markit IOS 4.50%,
30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	JPMorgan Chase Bank, N.A.	1/12/40	USD 320	2,490

Return on Markit IOS 4.50%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	Credit Suisse International	1/12/41	USD 310	(2,359)

Return on Markit IOS 4.50%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	Goldman Sachs Bank USA	1/12/41	USD 310	(576)

Return on Markit IOS 4.50%,
30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	JPMorgan Chase Bank, N.A.	1/12/41	USD 310	(2,914)

Total						$(15,428)

[1]	Net payment made at termination.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement pur- poses as follows:

•	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of March 31, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	–	$4,706,946 $	267,793	$4,974,739
Collateralized Debt Obligations	–	–	182,892	182,892
Corporate Bonds	–	13,083,296	–	13,083,296
Foreign Agency Obligations	–	1,190,362	–	1,190,362
Foreign Government Obligations	–	1,745,743	–	1,745,743
Non-Agency Mortgage-Backed Securities	–	9,034,480	–	9,034,480
Preferred Securities	$113,841	610,396	–	724,237
Taxable Municipal Bonds	–	299,173	–	299,173
U.S. Government Sponsored Agency Securities	–	45,112,229	–	45,112,229
U.S. Treasury Obligations	–	7,876,012	–	7,876,012
Short-Term Securities	8,537,044	1,912,444	–	10,449,488
Liabilities:
Investments in Securities:
Borrowed Bonds	–	(1,766,304)	–	(1,766,304)
TBA Sale Commitments	–	(31,242,936)	–	(31,242,936)

Total	$8,650,885	$52,561,841	$450,685	$61,663,411

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	41

Schedule of Investments (concluded)	BlackRock Multi-Sector Bond Portfolio

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Credit contracts	–	$118,100	–	$118,100
Foreign currency exchange contracts	–	58,918	–	58,918
Interest rate contracts	$37,639	232,709	–	270,348
Liabilities:
Credit contracts	–	(12,562)	–	(12,562)
Foreign currency exchange contracts	–	(47,665)	–	(47,665)

Valuation Inputs	Level 1	Level 2	Level 3	Total

Interest rate contracts	$(138,689)	$(240,940)	–	$(379,629)
Other contracts	–	(14,596)	–	(14,596)

Total	$(101,050)	$93,964	–	$(7,086)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Collateralized Debt Obligations	U.S. Government Sponsored Agency Securities	Total

Assets:
Balance, as of September 30, 2011	$1,225,502	$395,000	$287,900	$1,908,402
Accrued discounts/premiums	6	1,434	–	1,440
Net realized gain (loss)	(6,607)	(47,939)	(50,476)	(105,022)
Net change in unrealized appreciation/depreciation[2]	(43,883)	51,902	49,433	57,452
Purchases	–	181,164	–	181,164
Sales	(454,949)	(398,669)	(286,857)	(1,140,475)
Transfers in3	–	–	–	–
Transfers out[3]	(452,276)	–	–	(452,276)

Balance, as of March 31, 2012	$267,793	$182,892	–	$450,685

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on investments still held at March 31, 2012 was $(46,033).

[3]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Credit Contracts
	Assets	Liabilities	Total

Balance, as of September 30, 2011	–	$ 405	$405
Accrued discounts/premiums	–	–	–
Net realized gain (loss)	–	–	–
Net change in unrealized appreciation/depreciation[4]	–	–	–
Purchases	–	–	–
Issuances[5]	–	–	–
Sales	–	–	–
Settlements[6]	–	–	–
Transfers in7	–	–	–
Transfers out[7]	–	(405)	(405)

Balance, as of March 31, 2012	–	–	–

[4]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on swaps still held at March 31, 2012 was $0.

[5]	Issuances represent upfront cash received on certain derivative financial instruments.
[6]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.
[7]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

  A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	MARCH 31, 2012

Schedule of Investments March 31, 2012 (Unaudited)	BlackRock U.S. Government Bond Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value

Conseco Financial Corp., Series 1997-5, Class A7, 7.13%, 5/15/29 (a)	$428	$439,613
Fannie Mae Whole Loan, Series 1996-W1, Class AL, 7.25%, 3/25/26 (a)	100	111,367
SLM Student Loan Trust:
Series 2008-5, Class A2, 1.66%, 10/25/16 (a)	2,739	2,763,296
Series 2008-5, Class A3, 1.86%, 1/25/18 (a)	1,130	1,154,274
Series 2008-5, Class A4, 2.26%, 7/25/23 (a)	3,040	3,148,746
U.S. Small Business Administration, Series 2003-10A, Class 1, 4.63%, 3/10/13	315	323,747

Total Asset-Backed Securities — 0.6%		7,941,043

Corporate Bonds

Oil, Gas & Consumable Fuels – 0.1%
ENSCO Offshore Co., 6.36%, 12/01/15	927	1,008,443

Non-Agency Mortgage-Backed Securities

Commercial Mortgage-Backed Securities – 0.1%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2002-PB2, Class A4, 6.19%, 6/11/35	53	52,861
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-CKS4, Class A2, 5.18%, 11/15/36	1,646	1,660,094

		1,712,955

Interest Only Commercial Mortgage-Backed Securities – 0.0%
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X, 1.35%, 5/25/36 (a)(b)	5,276	88,402

Total Non-Agency Mortgage-Backed Securities – 0.1%		1,801,357

Project Loans

Federal Housing Authority:
Merrill Lynch Project, Pool 42, 7.43%, 9/25/22	– (c)	447
USGI Project, Series 56, 7.46%, 1/01/23	88	84,940

Total Project Loans – 0.0%		85,387

U.S. Government Sponsored Agency Securities

Agency Obligations – 4.6%
Fannie Mae:
1.75%, 5/07/13	2,665	2,706,979
4.13%, 4/15/14	2,400	2,579,568
3.45%, 10/09/19 (d)(e)	4,400	3,402,612
6.63%, 11/15/30 (f)	3,900	5,533,515
Federal Home Loan Bank:
4.00%, 9/06/13 (d)	9,100	9,576,986
3.63%, 10/18/13 (d)	10,750	11,288,822
Freddie Mac:
2.13%, 9/21/12	4,200	4,238,762
2.50%, 4/23/14	1,650	1,721,113
4.38%, 7/17/15	6,100	6,823,362
4.88%, 6/13/18	3,300	3,936,197
3.75%, 3/27/19	3,300	3,702,864

U.S. Government Sponsored Agency Securities	Par (000)	Value

Agency Obligations (concluded)
U.S. Small Business Administration:
Series 1996-20H, 7.25%, 8/01/16	$241	$259,043
Series 1996-20J, 7.20%, 10/01/16	273	293,628
Series 1998-20J, Class 1, 5.50%, 10/01/18	604	651,939

		56,715,390

Collateralized Mortgage Obligations – 9.6%
Fannie Mae:
Series 2002-T6, Class A1, 3.31%, 2/25/32	278	289,632
Series 2009-115, Class EJ, 4.50%, 6/25/27	15,987	16,535,075
Freddie Mac:
Series 3730, Class AB, 4.00%, 11/15/28	4,918	5,186,835
Series 3740, Class PA, 4.00%, 3/15/37	29,859	31,221,443
Series K013, Class A2, 3.97%, 1/25/21 (a)	25,020	27,249,532
Ginnie Mae:
Series 2005-9, Class Z, 4.65%, 1/16/45 (a)	6,946	7,125,212
Series 2005-10, Class ZB, 5.18%, 12/16/44 (a)	3,965	4,286,274
Series 2005-29, Class Z, 4.25%, 4/16/45 (a)	6,035	5,871,627
Series 2005-59, Class ZA, 4.96%, 3/16/46 (a)	11,991	12,841,884
Series 2005-67, Class Z, 4.72%, 8/16/45 (a)	7,472	7,500,997

		118,108,511

Interest Only Collateralized Mortgage Obligations – 2.4%
Ginnie Mae:
Series 2004-10, 0.44%, 1/16/44 (a)	29,785	281,556
Series 2004-77, 0.39%, 9/16/44 (a)	73,605	939,936
Series 2005-9, 0.50%, 1/16/45 (a)	61,453	1,340,663
Series 2005-50, 0.77%, 6/16/45 (a)	20,736	593,760
Series 2006-30, 0.61%, 5/16/46 (a)	33,029	1,010,830
Series 2009-104, Class SD, 6.11%, 11/16/39 (a)	13,162	1,869,475
Series 2010-20, Class SE, 6.01%, 2/20/40 (a)	3,596	628,636
Series 2010-24, Class BS, 6.19%, 12/20/38 (a)	17,977	2,757,155
Series 2010-26, Class QS, 6.01%, 2/20/40 (a)	21,655	4,208,610
Series 2010-91, Class SI, 6.33%, 7/20/40 (a)	11,639	2,148,032
Series 2010-117, Class PS, 5.76%, 10/20/39 (a)	15,363	2,595,040
Series 2010-117, Class SE, 5.86%, 6/20/39 (a)	20,859	3,307,668
Series 2010-146, Class LS, 6.46%, 4/20/39 (a)	7,616	1,189,440
Series 2011-2, Class MS, 5.84%, 8/20/39 (a)	9,145	1,566,807
Series 2011-25, Class SA, 5.86%, 10/20/40 (a)	21,927	3,574,442
Series 2011-80, Class KS, 6.43%, 6/20/41 (a)	12,286	2,127,011

		30,139,061

Mortgage-Backed Securities – 126.7%
Fannie Mae Mortgage-Backed Securities:
4.00%, 2/01/25-4/01/42 (d)(g)	162,146	170,791,783
3.50%, 11/01/26-4/01/42 (g)	339,406	348,914,909
3.00%, 4/01/27-4/01/42 (g)	23,000	23,490,672

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	43

BlackRock U.S. Government Bond Portfolio (Percentages shown are based on Net Assets)
Schedule of Investments (continued)

U.S. Government Sponsored Agency Securities	Par (000)		Value

Mortgage-Backed Securities (concluded)
4.50%, 4/01/27-4/01/42 (g)	$210,752		$224,601,470
6.00%, 5/01/33-4/01/42 (g)	152,442		168,036,776
5.00%, 9/01/33-4/01/42 (g)	84,423		91,251,781
5.50%, 9/01/34-4/01/42 (g)	117,808		128,596,247
6.50%, 9/01/37-10/01/39	17,232		19,336,544
3.31%, 12/01/40 (a)	3,135		3,294,543
3.09%, 3/01/41 (a)	1,849		1,931,475
3.15%, 3/01/41 (a)	2,478		2,579,999
Freddie Mac Mortgage-Backed Securities:
13.00%, 4/01/14	– (c	)	100
3.05%, 2/01/41 (a)	2,988		3,120,460
3.50%, 4/01/42 (g)	6,300		6,453,594
4.00%, 4/01/42 (g)	35,200		36,759,250
4.50%, 4/01/42 (g)	69,800		73,982,547
5.00%, 4/01/42 (g)	47,500		51,113,750
5.50%, 4/01/42 (g)	42,600		46,254,281
6.00%, 4/01/42 (g)	36,400		40,094,032
Ginnie Mae Mortgage-Backed Securities:
7.00%, 6/15/23-3/15/24	– (c	)	486
3.00%, 9/15/35	98		97,951
4.00%, 4/15/42 (g)	16,100		17,273,936
4.50%, 4/15/42 (g)	39,900		43,397,177
5.00%, 4/15/42 (g)	28,000		30,875,522
5.50%, 4/15/42 (g)	13,400		14,939,313
6.00%, 4/15/42 (g)	12,300		13,835,202

			1,561,023,800

Total U.S. Government Sponsored Agency Securities – 143.3%			1,765,986,762

U.S. Treasury Obligations

U.S. Treasury Bonds, 3.13%, 2/15/42	54,920		52,645,982
U.S. Treasury Inflation Indexed Bonds, 2.13%, 2/15/41	2,241		2,954,961
U.S. Treasury Notes:
0.25%, 2/28/14-2/15/15	309,725		308,495,141
2.00%, 4/30/16-2/15/22	71,730		71,158,663
0.88%, 2/28/17	42,090		41,794,065
1.00%, 3/31/17	51,415		51,306,566
1.25%, 1/31/19 (d)	73,287		71,752,517

Total U.S. Treasury Obligations – 48.7%			600,107,895

Total Long-Term Investments (Cost – $2,368,564,603) – 192.8%			2,376,930,887

Short-Term Securities	Shares

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (h)(i)	116,275,236		116,275,236

Total Short-Term Securities (Cost – $116,275,236) – 9.4%			116,275,236

Options Purchased	Notional Amount (000)

Over-the-Counter Interest Rate Call Swaptions – 0.1%
Receive a fixed rate of 1.900% and pay afloating rate based on 3-month LIBOR, Expires 5/25/12, Broker Morgan Stanley Capital Services, Inc.	$24,900		27,164

Options Purchased	Notional Amount (000)	Value

Over-the-Counter Interest Rate Call Swaptions (concluded)
Receive a fixed rate of 1.900% and pay afloating rate based on 3-month LIBOR, Expires 6/01/12, Broker Morgan Stanley Capital Services, Inc.	$21,800	$27,492
Receive a fixed rate of 2.070% and pay afloating rate based on 3-month LIBOR, Expires 6/26/12, Broker Citibank, N.A.	19,900	102,581
Receive a fixed rate of 2.090% and pay afloating rate based on 3-month LIBOR, Expires 3/13/14, Broker Barclays Bank Plc	58,400	1,087,688
Receive a fixed rate of 2.650% and pay afloating rate based on 3-month LIBOR, Expires 5/01/12, Broker Bank of America, N.A.	11,600	15,763

		1,260,688

Over-the-Counter Interest Rate Put Swaptions – 0.3%
Pay a fixed rate of 1.350% and receive afloating rate based on 3-month LIBOR, Expires 8/15/12, Broker Deutsche Bank AG	72,500	18,705
Pay a fixed rate of 2.090% and receive afloating rate based on 3-month LIBOR, Expires 3/13/14, Broker Barclays Bank Plc	58,400	1,576,742
Pay a fixed rate of 2.130% and receive afloating rate based on 3-month LIBOR, Expires 3/21/13, Broker Deutsche Bank AG	19,900	180,730
Pay a fixed rate of 2.130% and receive afloating rate based on 3-month LIBOR, Expires 3/21/13, Broker Deutsche Bank AG	57,600	523,117
Pay a fixed rate of 2.700% and receive afloating rate based on 3-month LIBOR, Expires 7/23/12, Broker Deutsche Bank AG	19,000	178,220
Pay a fixed rate of 2.750% and receive afloating rate based on 3-month LIBOR, Expires 5/11/12, Broker JPMorgan Chase Bank, N.A.	24,000	45,715
Pay a fixed rate of 2.950% and receive afloating rate based on 3-month LIBOR, Expires 6/14/12, Broker Deutsche Bank AG	4,400	209,890
Pay a fixed rate of 4.500% and receive afloating rate based on 3-month LIBOR, Expires 3/20/17, Broker Deutsche Bank AG	7,000	301,171

		3,034,290

Total Options Purchased (Cost – $5,704,665) – 0.4%		4,294,978

Total Investments Before TBA Sale Commitmentsand Options Written (Cost – $2,490,544,504) – 202.6%		2,497,501,101

TBA Sale Commitments (g)	Par (000)

Fannie Mae Mortgage-Backed Securities:
3.00%, 4/01/27-4/01/42	12,800	(12,947,219)
4.00%, 4/01/27-4/01/42	88,100	(92,375,385)
3.50%, 4/01/42	223,700	(229,711,937)
4.50%, 4/01/42	150,400	(159,905,844)
5.00%, 4/01/42	83,400	(90,061,704)
5.50%, 4/01/42	113,500	(123,624,681)
6.00%, 4/01/42	110,700	(121,909,782)

See Notes to Financial Statements.

44	BLACKROCK FUNDS II	MARCH 31, 2012

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio (Percentages shown are based on Net Assets)

TBA Sale Commitments	Par (000)	Value

Freddie Mac Mortgage-Backed Securities:
4.00%, 4/01/42	$17,600	$(18,397,500)
4.50%, 4/01/42	34,900	(37,004,906)
5.00%, 4/01/42	25,500	(27,460,312)
5.50%, 4/01/42	23,800	(25,856,281)
6.00%, 4/01/42	20,200	(22,261,376)
Ginnie Mae Mortgage-Backed Securities:
5.00%, 4/15/42	3,200	(3,524,998)
5.50%, 4/15/42	1,700	(1,900,281)
6.00%, 4/15/42	1,600	(1,807,000)

Total TBA Sale Commitments (Proceeds – $968,118,512) – (78.6)%		(968,749,206)

Options Written	Contracts

Exchange-Traded Put Options – (0.0)%
U.S. Treasury Notes (10 Year), Strike Price USD 128, Expires 4/20/12	126	(33,469)

	Notional Amount (000)

Over-the-Counter Interest Rate Call Swaptions – (0.2)%
Pay a fixed rate of 1.965% and receive a floating rate based on 3-month LIBOR, Expires 1/27/14, Broker Citibank, N.A.	$8,000	(129,355)
Pay a fixed rate of 2.090% and receive a floating rate based on 3-month LIBOR, Expires 1/03/14, Broker Deutsche Bank AG	13,900	(272,817)
Pay a fixed rate of 3.645% and receive a floating rate based on 3-month LIBOR, Expires 3/27/17, Broker JPMorgan Chase Bank, N.A.	3,200	(216,350)
Pay a fixed rate of 3.955% and receive a floating rate based on 3-month LIBOR, Expires 4/20/12, Broker UBS AG	5,700	(857,188)
Pay a fixed rate of 5.000% and receive a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank, N.A.	2,300	(486,884)

		(1,962,594)

Over-the-Counter Interest Rate Put Swaptions – (0.1)%
Receive a fixed rate of 1.625% and pay a floating rate based on 3-month LIBOR, Expires 6/28/12, Broker Deutsche Bank AG	28,800	(97,695)
Receive a fixed rate of 1.703% and pay a floating rate based on 3-month LIBOR, Expires 8/10/12, Broker Bank of America, N.A.	12,500	(57,302)
Receive a fixed rate of 1.715% and pay a floating rate based on 3-month LIBOR, Expires 6/22/12, Broker Citibank, N.A.	57,600	(134,646)
Receive a fixed rate of 1.715% and pay a floating rate based on 3-month LIBOR, Expires 6/22/12, Broker Morgan Stanley Capital Services, Inc.	21,000	(49,090)
Receive a fixed rate of 1.850% and pay a floating rate based on 3-month LIBOR, Expires 8/15/12, Broker Deutsche Bank AG	60,600	(204,634)
Receive a fixed rate of 1.965% and pay a floating rate based on 3-month LIBOR, Expires 1/27/14, Broker Citibank, N.A.	8,000	(217,810)
Receive a fixed rate of 2.090% and pay a floating rate based on 3-month LIBOR, Expires 1/03/14, Broker Deutsche Bank AG	13,900	(323,787)

Options Written	Notional Amount (000)	Value

Over-the-Counter Interest Rate Put Swaptions (concluded)
Receive a fixed rate of 2.900% and pay a floating rate based on 3-month LIBOR, Expires 1/09/13, Broker Citibank, N.A.	$20,000	$(373,362)
Receive a fixed rate of 3.645% and pay a floating rate based on 3-month LIBOR, Expires 3/27/17, Broker JPMorgan Chase Bank, N.A.	3,200	(218,328)
Receive a fixed rate of 3.955% and pay a floating rate based on 3-month LIBOR, Expires 4/20/12, Broker UBS AG	5,700	(1)
Receive a fixed rate of 5.000% and pay a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank, N.A.	2,300	(4,708)
Receive a fixed rate of 6.000% and pay a floating rate based on 3-month LIBOR, Expires 3/20/17, Broker Deutsche Bank AG	14,000	(277,187)

		(1,958,550)

Total Options Written (Premiums Received – $3,675,806) – (0.3)%		(3,954,613)

Total Investments Net of TBA Sale Commitments and Options Written – 123.7%		1,524,797,282
Liabilities in Excess of Other Assets – (23.7)%		(292,207,180)

Net Assets – 100.0%		$1,232,590,102

(a)	Variable rate security. Rate shown is as of report date.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Par is less than $500.
(d)	All or a portion of security has been pledged as collateral in connection swaps.
(e)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(f)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.
(g)	Represents or includes a TBA transaction. Unsettled TBA transactions as of March 31, 2012 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)

Bank of America, N.A.	$317,313	$135,993
Barclays Bank Plc	$30,905,594	$52,660
BNP Paribas SA	$36,739,062	$(250,437)
Citibank, N.A.	$24,082,544	$(104,562)
Credit Suisse International	$113,365,844	$743,594
Deutsche Bank AG	$(112,393,311)	$(298,151)
Goldman Sachs Bank USA	$31,348,424	$11,338
JPMorgan Chase Bank, N.A.	$7,387,984	$88,070
Morgan Stanley Capital Services, Inc.	$8,055,130	$78,431
Nomura Securities International, Inc.	$(6,368,598)	$(366,316)
RBC Dominion Securities	$(1,949,749)	$4,455
Royal Bank of Scotland Plc	$19,229,984	$6,988
UBS AG	$62,060,313	$(104,348)
Wells Fargo & Co.	$(3,875,375)	$83,125

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	45

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

(h)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2011	Net Activity	Shares Held at March 31, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	174,900,544	(58,625,308)	116,275,236	$23,962

(i)	Represents the current yield as of report date.

—	Financial futures contracts purchased as of March 31, 2012 were as follows:

	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
116	U.S. Treasury Notes (2 Year)	Chicago Board Options	June 2012	$25,536,313	$(582)
307	U.S. Treasury Notes (5 Year)	Chicago Board Options	June 2012	$37,619,492	(35,172)
28	U.S. Treasury Bonds (30 Year)	Chicago Board Options	June 2012	$3,857,000	4,481
80	Australian Dollar Futures	Chicago Mercantile	June 2012	$8,215,200	(27,019)
18	Euro Dollar Futures	Chicago Mercantile	June 2014	$4,454,550	3,015
38	Euro Dollar Futures	Chicago Mercantile	September 2014	$9,390,275	6,265
19	Euro Dollar Futures	Chicago Mercantile	December 2014	$4,686,587	7,004
27	Euro Dollar Futures	Chicago Mercantile	March 2015	$6,648,075	6,595
Total					$(35,413)

— Financial futures contracts sold as of March 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
771	U.S. Treasury Notes (10 Year)	Chicago Board Options	June 2012	$99,832,453	$ 221,042
5	Ultra Treasury Bonds	Chicago Board Options	June 2012	$754,844	34,068
82	Canadian Dollar Futures	Chicago Mercantile	June 2012	$8,208,200	(10,117)
155	Euro Dollar Futures	Chicago Mercantile	June 2012	$38,567,875	(8,266)
135	Euro Dollar Futures	Chicago Mercantile	September 2012	$33,584,625	(125)
128	Euro Dollar Futures	Chicago Mercantile	December 2012	$31,833,600	1,961
114	Euro Dollar Futures	Chicago Mercantile	March 2013	$28,343,250	(3,039)
51	Euro Dollar Futures	Chicago Mercantile	June 2013	$12,672,863	4,980
30	Euro Dollar Futures	Chicago Mercantile	September 2013	$7,449,000	2,677

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
94	Euro Dollar Futures	Chicago Mercantile	December 2013	$23,316,700	$33,116
87	Euro Dollar Futures	Chicago Mercantile	March 2014	$21,558,600	29,053
Total					$305,350

— Interest rate swaps outstanding as of March 31, 2012 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

0.60%[1]	3-month LIBOR	Deutsche Bank AG	3/15/14	USD	30,400	$(12,174)

0.97%[2]	3-month LIBOR	UBS AG	7/26/14	USD	13,300	113,926

0.80%[2]	3-month LIBOR	Citibank, N.A.	8/09/14	USD	24,000	100,852

2.06%[1]	3-month LIBOR	Citibank, N.A.	5/11/16	USD	18,600	(907,787)

1.25%[1]	3-month LIBOR	Deutsche Bank AG	10/05/16	USD	7,800	(73,139)

1.39%[1]	3-month LIBOR	Deutsche Bank AG	3/19/17	USD	42,100	(267,436)

1.39%[1]	3-month LIBOR	Deutsche Bank AG	3/19/17	USD	18,200	(115,614)

1.36%[2]	3-month LIBOR	Deutsche Bank AG	3/26/17	USD	4,600	19,314

1.35%[1]	3-month LIBOR	Deutsche Bank AG	3/28/17	USD	2,200	(8,613)

1.39%[2]	3-month LIBOR	Royal Bank of Scotland Plc	6/29/17	USD	7,800	3,868

1.74%[2]	3-month LIBOR	Deutsche Bank AG	3/30/18	USD	6,300	(4,548)

1.74%[2]	3-month LIBOR	Deutsche Bank AG	3/30/18	USD	2,800	(2,021)

2.44%[1]	3-month LIBOR	Bank of America, N.A.	8/01/18	USD	4,300	(225,198)

3.27%[1]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	25,020	(2,626,886)

2.21%[1]	3-month LIBOR	Deutsche Bank AG	8/23/21	USD	3,000	(9,106)

2.10%[1]	3-month LIBOR	Morgan Stanley Capital Services, Inc.	1/05/22	USD	7,100	76,320

2.09%[1]	3-month LIBOR	Deutsche Bank AG	1/06/22	USD	7,400	88,231

		Morgan Stanley
2.09%[1]	3-month LIBOR	Capital Services, Inc.	2/09/22	USD	2,200	31,673

		Morgan Stanley
2.24%[1]	3-month LIBOR	Capital Services, Inc.	3/16/22	USD	2,000	6,663

2.34%[2]	3-month LIBOR	Deutsche Bank AG	3/19/22	USD	32,000	177,683

2.36%[2]	3-month LIBOR	Deutsche Bank AG	3/20/22	USD	4,300	31,539

See Notes to Financial Statements.

46	BLACKROCK FUNDS II	MARCH 31, 2012

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Fixed Rate	Floating Rate	Counterparty	Expiration Date		Notional Amount (000)	Unrealized Appreciation (Depreciation)

3.90%[1]	3-month LIBOR	UBS AG	3/21/22	USD	21,000	$(2,311,995)

2.46%[1]	3-month LIBOR	Goldman Sachs Bank USA	3/22/22	USD	13,300	(216,147)

3.94%[1]	3-month LIBOR	UBS AG	3/23/22	USD	15,000	(1,714,405)

2.29%[2]	3-month LIBOR	Morgan Stanley Capital Services, Inc.	4/03/22	USD	3,400	140

Fixed Rate	Floating Rate	Counterparty	Expiration Date		Notional Amount (000)	Unrealized Appreciation (Depreciation)

2.70%[1]	3-month LIBOR	Deutsche Bank AG	1/11/42	USD	3,300	$217,770

2.85%[1]	3-month LIBOR	Bank of America, N.A.	2/09/42	USD	1,800	66,873
Total						$(7,560,217)

[1]	Fund pays a fixed interest rate and receives a floating rate.
[2]	Fund pays a floating interest rate and receives a fixed rate.

—	Total return swaps outstanding as of March 31, 2012 were as follows:

Reference Entity	Fund Pays/Receives the Total Return of the Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date		Notional Amount (000)	Unrealized Appreciation (Depreciation)

Change in Return of the Consumer Price Index for All Urban Consumers	Pays	2.18%[1]	Bank of America, N.A.	10/06/21	USD	6,385	$(209,434)

Return on Markit IOS 5.00%, 30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	Citibank, N.A.	1/12/39	USD	4,583	189,836

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	Credit Suisse International	1/12/40	USD	7,543	57,407

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	Goldman Sachs Bank USA	1/12/40	USD	7,543	2,252

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	JPMorgan Chase Bank, N.A.	1/12/40	USD	7,607	59,257

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	Credit Suisse International	1/12/41	USD	7,520	(57,202)

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	Goldman Sachs Bank USA	1/12/41	USD	7,520	(13,969)

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	JPMorgan Chase Bank, N.A.	1/12/41	USD	7,520	(35,083)

Total							$(6,936)

[1]	Net payment made at termination.

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	47

Schedule of Investments (concluded)	BlackRock U.S. Government Bond Portfolio

The following tables summarize the inputs used as of March 31, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	–	$7,941,043	–	$7,941,043
Corporate Bonds	–	1,008,443	–	1,008,443
Non-Agency Mortgage-Backed Securities	–	1,801,357	–	1,801,357
Project Loans	–	–	$85,387	85,387
U.S. Government Sponsored Agency Securities	–	1,765,986,762	–	1,765,986,762
U.S. Treasury Obligations	–	600,107,895	–	600,107,895
Short-Term Securities	$116,275,236	–	–	116,275,236
Liabilities:
Investments in Securities:
TBA Sale Commitments.	–	(968,749,206)	–	(968,749,206)
Total	$116,275,236	$1,408,096,294	$85,387	$1,524,456,917

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$354,257	$ 5,538,582	–	$5,892,839
Liabilities:
Foreign currency exchange contracts	(37,136)	–	–	(37,136)
Interest rate contracts	(80,653)	(12,522,467)	–	(12,603,120)
Other contracts	–	(209,434)	–	(209,434)
Total	$236,468	$ (7,193,319)	–	$(6,956,851)

[1]

Derivative financial instruments are swaps, financial futures contracts and options. Swaps and financial futures contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

48	BLACKROCK FUNDS II	MARCH 31, 2012

Statements of Assets and Liabilities

March 31, 2012 (Unaudited)	BlackRock GNMA Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock Multi-Sector Bond Portfolio	BlackRock U.S. Government Bond Portfolio
Assets

Investments at value – unaffiliated[1]	$2,452,167,511	$4,750,296,979	$234,847,574	$86,356,839	$2,381,225,865
Investments at value – affiliated[2]	–	5,106,342	10,994,410	8,537,044	116,275,236
Cash	–	–	4,937	–	97,473,161
Foreign currency at value[3]	–	1,097	449,989	128,907	2,367,199
Cash pledged as collateral for financial futures contracts	24,000	5,045,000	603,000	154,000	1,269,000
Cash pledged as collateral for swap contracts	11,592,000	2,663,000	2,060,000	–	2,300,000
TBA sale commitments receivable	795,481,715	–	–	31,217,294	968,118,512
Investments sold receivable	126,479,950	–	549,610	1,781,842	184,219,035
Unrealized appreciation on swaps	7,674,481	4,982,403	192,341	176,263	1,243,604
Interest receivable	6,110,306	19,553,873	2,520,050	343,990	5,039,617
Capital shares sold receivable	5,211,775	16,503,770	73,984	155,410	2,278,064
Swap premiums paid	1,151,249	153,177	41,193	88,097	218,996
Variation margin receivable	49,630	4,629,088	51,234	17,597	247,525
Receivable from advisor	38,244	58,511	2,314	4,092	32,137
Dividends receivable – affiliated	1,783	8,174	2,277	1,114	4,783
Unrealized appreciation on foreign currency exchange contracts	–	2,356,619	–	20,563	–
Principal paydown receivable	–	–	–	6,820	95,267
Prepaid expenses	63,426	137,917	27,625	25,506	69,777
Other assets	–	3,141,602	111,769	–	–

Total assets	3,406,046,070	4,814,637,552	252,532,307	129,015,378	3,762,477,778

Liabilities
Bank overdraft	372,682	1,377,336	–	9,573	–
Investments purchased payable	1,043,860,572	298,906	404,384	41,571,533	1,540,435,159
TBA sale commitments at value[4]	794,970,992	–	–	31,242,936	968,749,206
Reverse repurchase agreements	272,172,413	–	–	109,880	–
Options written at value[5]	17,403,580	23,380,873	1,963,715	110,906	3,954,613
Cash received as collateral for swap contracts	6,300,000	700,000	900,000	–	–
Unrealized depreciation on swaps	5,022,104	2,825,676	392,377	174,367	8,810,757
Capital shares redeemed payable	3,055,278	15,768,904	16,329	23,068	3,327,346
Swap premiums received	2,092,999	577,375	6,506	140,423	1,761,721
Income dividends payable	2,032,738	–	76,050	58,080	885,603
Investment advisory fees payable	413,742	1,109,221	59,886	–	432,566
Service and distribution fees payable	346,418	1,067,268	4,178	16,779	388,441
Other affiliates payable	121,685	309,193	22,287	32	133,695
Variation margin payable	42,166	2,126,869	812,713	30,631	106,029
Officer’s and Trustees’ fees payable	7,707	13,245	5,443	5,363	5,446
Interest expense payable	3,627	–	–	5,812	–
Borrowed bonds at value[6]	–	–	–	1,766,304	–
Unrealized depreciation on foreign currency exchange contracts	–	2,457,053	47,450	30,490	–
Other accrued expenses payable	503,990	1,628,882	84,433	117,229	897,094

Total liabilities	2,148,722,693	53,640,801	4,795,751	75,413,406	2,529,887,676

Net Assets	$1,257,323,377	$4,760,996,751	$247,736,556	$53,601,972	$1,232,590,102

Net Assets Consist of
Paid-in capital	$1,214,975,077	$4,374,598,192	$217,035,680	$52,545,076	$1,268,844,900
Undistributed (distributions in excess of) net investment income	(10,173,729)	(8,183,101)	1,207,457	(302,518)	1,392,620
Accumulated net realized gain (loss)	32,064,824	61,173,383	12,710,765	646,735	(34,429,536)
Net unrealized appreciation/depreciation	20,457,205	333,408,277	16,782,654	712,679	(3,217,882)

Net Assets	$1,257,323,377	$4,760,996,751	$247,736,556	$53,601,972	$1,232,590,102

[1] Investments at cost – unaffiliated	$2,432,165,528	$4,427,793,726	$214,446,746	$85,503,780	$2,374,269,268
[2] Investments at cost – affiliated	–	5,106,342	10,994,410	8,537,044	116,275,236
[3] Foreign currency at cost	–	1,264	444,220	130,882	2,343,778
[4] Proceeds from TBA sale commitments	795,481,715	–	–	31,217,294	968,118,512
[5] Premiums received	14,739,145	20,109,779	1,314,373	123,798	3,675,806
[6] Proceeds received from borrowed bond agreements	–	–	–	1,768,781	–

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	49

Statements of Assets and Liabilities (concluded)

March 31, 2012 (Unaudited)	BlackRock GNMA Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock Multi-Sector Bond Portfolio	BlackRock U.S. Government Bond Portfolio
Net Asset Value
BlackRock
Net assets	$12,927,543	$434,786,488	$173,345,572	–	–
Shares outstanding[7]	1,250,762	37,524,154	15,591,607	–	–
Net asset value	$10.34	$11.59	$11.12	–	–
Institutional
Net assets	$520,066,320	$1,688,302,880	$54,926,003	$19,791,725	$173,855,048
Shares outstanding[7]	50,185,045	142,956,639	4,949,737	1,932,567	16,201,277
Net asset value	$10.36	$11.81	$11.10	$10.24	$10.73
Service
Net assets	$58,912,104	$91,357,571	–	–	$4,180,762
Shares outstanding[7]	5,691,382	7,746,339	–	–	389,867
Net asset value	$10.35	$11.79	–	–	$10.72
Investor A
Net assets	$368,520,628	$1,772,070,068	$19,464,981	$18,517,167	$745,327,471
Shares outstanding[7]	35,414,857	151,646,981	1,751,578	1,808,776	69,302,277
Net asset value	$10.41	$11.69	$11.11	$10.24	$10.75
Investor B
Net assets	$6,492,579	$7,893,717	–	–	$7,751,196
Shares outstanding[7]	625,997	682,971	–	–	722,922
Net asset value	$10.37	$11.56	–	–	$10.72
Investor B1
Net assets	–	–	–	–	$32,358,841
Shares outstanding[7]	–	–	–	–	3,018,055
Net asset value	–	–	–	–	$10.72
Investor C
Net assets	$290,404,203	$766,586,027	–	$15,293,080	$107,672,334
Shares outstanding[7]	28,029,612	65,876,331	–	1,493,035	10,023,846
Net asset value	$10.36	$11.64	–	$10.24	$10.74
Investor C1
Net assets	–	–	–	–	$124,772,641
Shares outstanding[7]	–	–	–	–	11,618,801
Net asset value	–	–	–	–	$10.74
Class R
Net assets	–	–	–	–	$36,671,809
Shares outstanding[7]	–	–	–	–	3,409,301
Net asset value	–	–	–	–	$10.76

[7]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

50	BLACKROCK FUNDS II	MARCH 31, 2012

Statements of Operations

Six Months Ended March 31, 2012 (Unaudited)	BlackRock GNMA Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock Multi-Sector Bond Portfolio	BlackRock U.S. Government Bond Portfolio
Investment Income
Interest	$19,562,790	$27,326,043	$5,835,233	$1,428,120	$14,499,161
Dividends – unaffiliated	–	–	42	3,368	438
Dividends – affiliated	25,300	94,247	7,797	6,010	23,962
Total income	19,588,090	27,420,290	5,843,072	1,437,498	14,523,561

Expenses
Investment advisory	3,203,797	8,074,903	654,618	145,052	3,109,369
Service and distribution – class specific	1,930,880	6,027,506	21,368	95,578	2,317,770
Transfer agent – class specific	657,002	3,098,549	44,840	22,588	1,396,039
Administration	431,714	1,386,506	115,850	54,416	458,204
Custodian	183,740	91,543	18,644	36,058	186,082
Administration – class specific	147,378	376,880	32,719	7,252	145,846
Registration	48,512	144,555	18,379	23,917	46,065
Professional	42,598	51,946	34,710	49,174	46,948
Printing	40,463	132,999	7,134	11,456	43,990
Officer and Trustees	19,319	47,587	11,339	9,651	21,514
Miscellaneous	14,260	33,310	4,792	3,288	15,053
Recoupment of past waived fees – class specific	164	136,190	317	–	3,470
Total expenses excluding interest expense	6,719,827	19,602,474	964,710	458,430	7,790,350
Interest expense[1]	110,803	–	6,098	77,969	29,817
Total expenses	6,830,630	19,602,474	970,808	536,399	7,820,167
Less fees waived by advisor	(904,709)	(2,747,931)	(276,756)	(127,121)	(387,801)
Less administration fees waived	–	–	–	(2,773)	–
Less administration fees waived – class specific	(66,790)	(171,091)	(30,538)	(7,249)	(57,889)
Less transfer agent fees waived – class specific	(6,594)	(37,480)	(388)	(648)	(3,371)
Less transfer agent fees reimbursed – class specific	(205,994)	(324,700)	(6,705)	(20,332)	(389,002)
Less fees paid indirectly	(117)	(283)	(1)	(6)	(134)
Less expenses reimbursed by advisor	–	–	–	(1,717)	–
Total expenses after fees waived, reimbursed and paid indirectly	5,646,426	16,320,989	656,420	376,553	6,981,970
Net investment income	13,941,664	11,099,301	5,186,652	1,060,945	7,541,591

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments – unaffiliated	32,170,999	91,353,157	13,841,317	26,995	11,540,695
Investments – affiliated	–	3,070	–	(15,052)	–
Securities sold short	–	–	56,841	20,968	–
Options written	(2,514,513)	(20,012,070)	(491,579)	132,537	(2,583,825)
Financial futures contracts	(2,684,880)	(16,330,681)	4,432,440	(118,370)	(4,159,954)
Swaps	106,886	9,352,402	534,271	437,841	2,837,300
Foreign currency transactions	–	(85,626)	32,691	167,523	1,498,841
	27,078,492	64,280,252	18,405,981	652,442	9,133,057
Net change in unrealized appreciation/depreciation on:
Investments – unaffiliated	(28,649,155)	19,739,744	(12,691,750)	1,175,697	(19,186,556)
Investments – affiliated	–	–	–	28,800	–
Options written	14,742,581	34,033,556	1,936,806	420,688	14,112,390
Financial futures contracts	(68,627)	28,881,320	(7,844,398)	(121,667)	136,071
Foreign currency transactions	–	1,335,828	(124,694)	(203,169)	2,446
Swaps	(2,436,081)	(10,106,281)	(867,676)	(851,946)	(7,395,331)
Borrowed bond agreements	–	–	–	(70,878)	–
	(16,411,282)	73,884,167	(19,591,712)	377,525	(12,330,980)
Total realized and unrealized gain (loss)	10,667,210	138,164,419	(1,185,731)	1,029,967	(3,197,923)
Net Increase in Net Assets Resulting from Operations	$24,608,874	$149,263,720	$4,000,921	$2,090,912	$4,343,668
[1]	See Note 6 of the Notes to Financial Statements for details of borrowings.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	51

Statements of Changes in Net Assets

	BlackRock GNMA Portfolio		BlackRock Inflation Protected Bond Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011
Operations
Net investment income	$13,941,664	$26,848,514	$11,099,301	$135,371,611
Net realized gain	27,078,492	40,994,264	64,280,252	30,342,578
Net change in unrealized appreciation/depreciation	(16,411,282)	2,452,376	73,884,167	129,922,297
Net increase (decrease) in net assets resulting from operations	24,608,874	70,295,154	149,263,720	295,636,486

Dividends and Distributions to Shareholders From
Net investment income:
BlackRock	(229,562)	(52,844)	(2,164,162)	(14,693,548)
Institutional	(10,053,739)	(15,632,590)	(6,784,814)	(45,127,948)
Service	(919,715)	(1,075,059)	(376,416)	(2,794,525)
Investor A	(6,403,139)	(9,597,197)	(6,882,272)	(52,426,986)
Investor B	(101,632)	(187,808)	(26,305)	(269,307)
Investor C	(4,205,857)	(6,322,839)	(2,291,557)	(19,546,813)
Net realized gain:
BlackRock	(121,449)	(34,487)	(1,848,397)	(11,424,800)
Institutional	(5,841,341)	(18,234,620)	(6,535,363)	(32,816,410)
Service	(564,091)	(1,337,050)	(371,577)	(2,228,150)
Investor A	(4,035,155)	(12,709,406)	(7,865,102)	(46,294,542)
Investor B	(81,146)	(359,632)	(37,222)	(342,161)
Investor C	(3,356,857)	(11,672,951)	(3,342,670)	(21,397,613)
Decrease in net assets resulting from dividends and distributions to shareholders	(35,913,683)	(77,216,483)	(38,525,857)	(249,362,803)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	163,402,952	(230,772,600)	523,129,287	585,222,141

Net Assets
Total increase (decrease) in net assets	152,098,143	(237,693,929)	633,867,150	631,495,824
Beginning of period	1,105,225,234	1,342,919,163	4,127,129,601	3,495,633,777
End of period	$1,257,323,377	$1,105,225,234	$4,760,996,751	$4,127,129,601
Distributions in excess of net investment income	$(10,173,729)	$(2,201,749)	$(8,183,101)	$(756,876)

See Notes to Financial Statements.

52	BLACKROCK FUNDS II	MARCH 31, 2012

Statements of Changes in Net Assets (continued)

	BlackRock Long Duration Bond Portfolio		BlackRock Multi-Sector Bond Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011

Operations
Net investment income	$5,186,652	$11,392,842	$1,060,945	$4,287,237
Net realized gain (loss)	18,405,981	4,479,252	652,442	(119,493)
Net realized gain from redemption-in-kind transactions	–	7,828,840	–	–
Net change in unrealized appreciation/depreciation	(19,591,712)	6,312,631	377,525	(2,494,841)

Net increase (decrease) in net assets resulting from operations	4,000,921	30,013,565	2,090,912	1,672,903

Dividends and Distributions to Shareholders From
Net investment income:
BlackRock	(4,496,682)	(8,798,774)	–	–
Institutional	(1,263,439)	(1,903,115)	(456,644)	(2,760,055)
Investor A	(371,485)	(531,117)	(297,060)	(663,358)
Investor C	–	–	(188,600)	(427,968)
Net realized gain:
BlackRock	(6,893,127)	(7,437,197)	–	–
Institutional	(2,205,749)	(2,041,654)	(339,072)	(1,124,174)
Investor A	(679,109)	(583,835)	(305,355)	(280,323)
Investor C	–	–	(255,573)	(252,051)

Decrease in net assets resulting from dividends and distributions to shareholders	(15,909,591)	(21,295,692)	(1,842,304)	(5,507,929)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(33,243,546)	(5,503,754)	(37,146,963)	(18,230,838)

Net Assets
Total increase (decrease) in net assets	(45,152,216)	3,214,119	(36,898,355)	(22,065,864)
Beginning of period	292,888,772	289,674,653	90,500,327	112,566,191

End of period	$247,736,556	$292,888,772	$53,601,972	$90,500,327

Undistributed (distributions in excess of) net investment income	$1,207,457	$2,152,411	$(302,518)	$(421,159)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	53

Statements of Changes in Net Assets (concluded)

	BlackRock U.S. Government Bond Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011

Operations
Net investment income	$7,541,591	$12,777,523
Net realized gain	9,133,057	38,035,717
Net change in unrealized appreciation/depreciation	(12,330,980)	(8,399,035)

Net increase (decrease) in net assets resulting from operations	4,343,668	42,414,205

Dividends and Distributions to Shareholders From
Net investment income:
BlackRock	(3)	(71)
Institutional	(1,642,993)	(4,633,671)
Service	(48,874)	(122,761)
Investor A	(5,643,261)	(8,189,685)
Investor B	(27,731)	(118,122)
Investor B1	(202,213)	(180,881)
Investor C	(375,764)	(952,936)
Investor C1	(604,900)	(436,920)
Class R	(249,978)	(161,299)
Net realized gain:
Institutional	(2,786,535)	(3,221,775)
Service	(116,514)	(70,893)
Investor A	(11,970,783)	(4,606,604)
Investor B	(142,730)	(150,359)
Investor B1	(608,884)	–
Investor C	(1,762,743)	(950,398)
Investor C1	(1,988,750)	–
Class R	(623,065)	–

Decrease in net assets resulting from dividends and distributions to shareholders	(28,795,721)	(23,796,375)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(35,699,334)	751,432,651

Net Assets
Total increase (decrease) in net assets	(60,151,387)	770,050,481
Beginning of period	1,292,741,489	522,691,008

End of period	$1,232,590,102	$1,292,741,489

Undistributed net investment income	$1,392,620	$2,646,746

See Notes to Financial Statements.

54	BLACKROCK FUNDS II	MARCH 31, 2012

Financial Highlights	BlackRock GNMA Portfolio

BlackRock								Institutional
Six Months Ended March 31, 2012			Year Ended September 30,					Six Months Ended March 31, 2012		Year Ended September 30,
(Unaudited)			2011	2010	2009	2008	2007	(Unaudited)		2011	2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$10.44		$10.45	$10.28	$9.73	$9.44	$9.53	$10.47		$10.47	$10.31	$9.75	$9.45	$9.54
Net investment income[1]	0.14		0.29	0.28	0.31	0.23	0.47	0.14		0.28	0.29	0.37	0.59	0.47
Net realized and unrealized gain (loss)	0.09		0.40	0.41	0.66	0.55	(0.05)	0.08		0.42	0.39	0.60	0.20	(0.05)
Net increase from investment operations	0.23		0.69	0.69	0.97	0.78	0.42	0.22		0.70	0.68	0.97	0.79	0.42
Dividends and distributions from:
Net investment income	(0.21)		(0.34)	(0.33)	(0.42)	(0.49)	(0.51)	(0.21)		(0.34)	(0.33)	(0.41)	(0.49)	(0.51)
Net realized gain	(0.12)		(0.36)	(0.19)	–	–	–	(0.12)		(0.36)	(0.19)	–	–	–
Total dividends and distributions	(0.33)		(0.70)	(0.52)	(0.42)	(0.49)	(0.51)	(0.33)		(0.70)	(0.52)	(0.41)	(0.49)	(0.51)
Net asset value, end of period	$10.34		$10.44	$10.45	$10.28	$9.73	$9.44	$10.36		$10.47	$10.47	$10.31	$9.75	$9.45

Total Investment Return[2]
Based on net asset value	2.32%	[3]	6.96%	6.95%	10.09%	8.36%	4.56%	2.21%	[3]	7.02%	6.80%	10.17%	8.43%	4.53%

Ratios to Average Net Assets
Total expenses	0.74%	[4]	0.78%	0.70%	0.81%	0.87%	0.81%	0.83%	[4]	0.82%	0.81%	0.81%	0.97%	0.82%
Total expenses after fees waived, reimbursed and paid indirectly	0.54%	[4]	0.52%	0.52%	0.51%	0.56%	0.49%	0.57%	[4]	0.55%	0.55%	0.48%	0.57%	0.52%
Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.52%	[4]	0.52%	0.52%	0.51%	0.45%	0.45%	0.55%	[4]	0.55%	0.54%	0.48%	0.48%	0.48%
Net investment income	2.78%	[4]	2.82%	2.85%	2.91%	4.98%	4.96%	2.75%	[4]	2.71%	2.83%	3.63%	4.71%	4.93%

Supplemental Data
Net assets, end of period (000)	$12,928		$5,587	$781	$40,982	$353	$12,162	$520,066		$462,058	$557,610	$578,224	$272,840	$118,652
Portfolio turnover	377%	[5]	743% [6]	847% [7]	1,435% [8]	2,637% [9]	553%	377%	[5]	743% [6]	847% [7]	1,435% [8]	2,637% [9]	553%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Annualized.
[5]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 196%.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 213%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 265%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 573%.
[9]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 868%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	55

Financial Highlights (continued)	BlackRock GNMA Portfolio

Service								Investor A
Six Months Ended March 31, 2012 (Unaudited)			Year Ended September 30,					Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30,
			2011	2010	2009	2008	2007			2011	2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$10.45		$10.46	$10.29	$9.73	$9.44	$9.53	$10.51		$10.51	$10.34	$9.78	$9.49	$9.58
Net investment income[1]	0.12		0.24	0.26	0.33	0.51	0.44	0.12		0.24	0.26	0.33	0.53	0.43
Net realized and unrealized gain (loss)	0.09		0.41	0.39	0.61	0.24	(0.04)	0.10		0.42	0.39	0.61	0.21	(0.04)
Net increase from investment operations	0.21		0.65	0.65	0.94	0.75	0.40	0.22		0.66	0.65	0.94	0.74	0.39
Dividends and distributions from:
Net investment income	(0.19)		(0.30)	(0.29)	(0.38)	(0.46)	(0.49)	(0.20)		(0.30)	(0.29)	(0.38)	(0.45)	(0.48)
Net realized gain	(0.12)		(0.36)	(0.19)	–	–	–	(0.12)		(0.36)	(0.19)	–	–	–
Total dividends and distributions	(0.31)		(0.66)	(0.48)	(0.38)	(0.46)	(0.49)	(0.32)		(0.66)	(0.48)	(0.38)	(0.45)	(0.48)
Net asset value, end of period	$10.35		$10.45	$10.46	$10.29	$9.73	$9.44	$10.41		$10.51	$10.51	$10.34	$9.78	$9.49

Total Investment Return[2]
Based on net asset value	2.13%	[3]	6.55%	6.53%	9.83%	8.03%	4.26%	2.13%	[3]	6.62%	6.50%	9.74%	7.91%	4.13%

Ratios to Average Net Assets
Total expenses	1.11%	[4]	1.15%	1.10%	1.07%	1.16%	1.08%	1.07%	[4]	1.07%	1.06%	1.09%	1.21%	1.18%
Total expenses excluding recoupment of past waived fees	1.11%	[4]	1.15%	1.10%	1.07%	1.16%	1.08%	1.07%	[4]	1.07%	1.06%	1.09%	1.21%	1.18%
Total expenses after fees waived, reimbursed and paid indirectly	0.92%	[4]	0.90%	0.91%	0.81%	0.84%	0.78%	0.92%	[4]	0.91%	0.90%	0.85%	0.89%	0.89%
Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	0.90%	[4]	0.90%	0.90%	0.81%	0.75%	0.74%	0.90%	[4]	0.91%	0.90%	0.85%	0.81%	0.85%
Net investment income	2.40%	[4]	2.37%	2.50%	3.29%	4.34%	4.68%	2.39%	[4]	2.36%	2.47%	3.22%	4.20%	4.54%

Supplemental Data
Net assets, end of period (000)	$58,912		$35,929	$43,281	$29,809	$15,688	$7,047	$368,521		$323,201	$370,680	$312,343	$61,896	$14,677
Portfolio turnover	377%	[5]	743% [6]	847% [7]	1,435% [8]	2,637% [9]	553%	377%	[5]	743% [6]	847% [7]	1,435% [8]	2,637% [9]	553%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Annualized.
[5]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 196%.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 213%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 265%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 573%.
[9]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 868%.

See Notes to Financial Statements.

56	BLACKROCK FUNDS II	MARCH 31, 2012

Financial Highlights (concluded)	BlackRock GNMA Portfolio

	Investor B							Investor C
	Six Months Ended March 31, 2012		Year Ended September 30,					Six Months Ended March 31, 2012		Year Ended September 30,
	(Unaudited)		2011	2010	2009	2008	2007	(Unaudited)		2011	2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$10.47		$10.48	$10.31	$9.75	$9.45	$9.54	$10.46		$10.47	$10.30	$9.74	$9.45	$9.53

Net investment income[1]	0.08		0.16	0.17	0.25	0.34	0.36	0.09		0.17	0.18	0.26	0.37	0.37
Net realized and unrealized gain (loss)	0.09		0.41	0.40	0.61	0.34	(0.05)	0.09		0.40	0.39	0.60	0.30	(0.04)

Net increase from investment operations	0.17		0.57	0.57	0.86	0.68	0.31	0.18		0.57	0.57	0.86	0.67	0.33

Dividends and distributions from:
Net investment income	(0.15)		(0.22)	(0.21)	(0.30)	(0.38)	(0.40)	(0.16)		(0.22)	(0.21)	(0.30)	(0.38)	(0.41)
Net realized gain	(0.12)		(0.36)	(0.19)	–	–	–	(0.12)		(0.36)	(0.19)	–	–	–

Total dividends and distributions	(0.27)		(0.58)	(0.40)	(0.30)	(0.38)	(0.40)	(0.28)		(0.58)	(0.40)	(0.30)	(0.38)	(0.41)

Net asset value, end of period	$10.37		$10.47	$10.48	$10.31	$9.75	$9.45	$10.36		$10.46	$10.47	$10.30	$9.74	$9.45

Total Investment Return[2]
Based on net asset value	1.72%	[3]	5.70%	5.67%	8.91%	7.20%	3.34%	1.75%	[3]	5.74%	5.74%	8.99%	7.13%	3.51%

Ratios to Average Net Assets
Total expenses	1.89%	[4]	1.87%	1.87%	1.88%	2.03%	1.96%	1.83%	[4]	1.82%	1.81%	1.82%	1.98%	1.90%

Total expenses after fees waived, reimbursed and paid indirectly	1.73%	[4]	1.71%	1.71%	1.64%	1.72%	1.67%	1.68%	[4]	1.66%	1.65%	1.58%	1.66%	1.61%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense	1.71%	[4]	1.71%	1.71%	1.64%	1.62%	1.63%	1.66%	[4]	1.66%	1.65%	1.57%	1.57%	1.57%

Net investment income	1.59%	[4]	1.55%	1.66%	2.48%	3.60%	3.78%	1.64%	[4]	1.60%	1.73%	2.52%	3.58%	3.85%

Supplemental Data
Net assets, end of period (000)	$6,493		$7,518	$11,961	$20,119	$10,556	$11,065	$290,404		$270,931	$358,606	$365,279	$43,229	$16,369

Portfolio turnover	377%	[5]	743% [6]	847% [7]	1,435% [8]	2,637% [9]	553%	377%	[5]	743% [6]	847% [7]	1,435% [8]	2,637% [9]	553%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Annualized.
[5]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 196%.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 213%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 265%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 573%.
[9]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 868%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	57

Financial Highlights	BlackRock Inflation Protected Bond Portfolio

	BlackRock							Institutional
	Six Months Ended March 31, 2012		Year Ended September 30,					Six Months Ended March 31, 2012		Year Ended September 30,
	(Unaudited)		2011	2010	2009	2008	2007	(Unaudited)		2011	2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$11.27		$11.19	$10.46	$9.84	$9.87	$9.84	$11.49		$11.40	$10.66	$10.04	$10.06	$10.02

Net investment income[1]	0.06		0.43	0.23	0.35	0.80	0.19	0.05		0.44	0.22	0.14	0.79	0.46
Net realized and unrealized gain (loss)	0.37		0.44	0.74	0.39	(0.10)	0.30	0.38		0.43	0.76	0.60	(0.08)	0.03

Net increase from investment operations	0.43		0.87	0.97	0.74	0.70	0.49	0.43		0.87	0.98	0.74	0.71	0.49

Dividends and distributions from:
Net investment income	(0.06)		(0.43)	(0.21)	(0.12)	(0.69)	(0.43)	(0.06)		(0.42)	(0.21)	(0.12)	(0.69)	(0.42)
Net realized gain	(0.05)		(0.36)	(0.03)	(0.00)[2]	(0.04)	(0.03)	(0.05)		(0.36)	(0.03)	(0.00)[2]	(0.04)	(0.03)

Total dividends and distributions	(0.11)		(0.79)	(0.24)	(0.12)	(0.73)	(0.46)	(0.11)		(0.78)	(0.24)	(0.12)	(0.73)	(0.45)

Net asset value, end of period	$11.59		$11.27	$11.19	$10.46	$9.84	$9.87	$11.81		$11.49	$11.40	$10.66	$10.04	$10.06

Total Investment Return[3]
Based on net asset value	3.82%	[4]	8.21%	9.45%	7.58%	6.97%	5.07%	3.74%	[4]	8.10%	9.30%	7.40%	6.88%	5.12%

Ratios to Average Net Assets
Total expenses	0.47%	[5]	0.50%	0.52%	0.59%	0.68%	0.67%	0.56%	[5]	0.60%	0.58%	0.64%	0.69%	0.71%

Total expenses excluding recoupment of past waived fees	0.47%	[5]	0.50%	0.52%	0.59%	0.68%	0.67%	0.54%	[5]	0.59%	0.58%	0.64%	0.69%	0.71%

Total expenses after fees waived, reimbursed and paid indirectly	0.32%	[5]	0.32%	0.32%	0.32%	0.34%	0.30%	0.44%	[5]	0.43%	0.40%	0.39%	0.38%	0.35%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.32%	[5]	0.32%	0.32%	0.31%	0.30%	0.30%	0.44%	[5]	0.43%	0.40%	0.38%	0.34%	0.35%

Net investment income	0.96%	[5]	3.94%	2.08%	3.43%	7.62%	1.98%	0.77%	[5]	3.91%	2.00%	1.37%	7.38%	4.61%

Supplemental Data
Net assets, end of period (000)	$434,786		$416,631	$339,249	$117,605	$12,573	$1,954	$1,688,303		$1,362,286	$968,736	$380,280	$86,495	$22,956

Portfolio turnover	73%		131%	213%	193% [6]	249% [7]	219%	73%		131%	213%	193% [6]	249% [7]	219%

[1]	Based on average shares outstanding.
[2]	Less than $(0.01) per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 176%.
[7]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 144%.

See Notes to Financial Statements.

58	BLACKROCK FUNDS II	MARCH 31, 2012

Financial Highlights (continued)	BlackRock Inflation Protected Bond Portfolio

	Service							Investor A
	Six Months Ended March 31, 2012		Year Ended September 30,					Six Months Ended March 31, 2012		Year Ended September 30,
	(Unaudited)		2011	2010	2009	2008	2007	(Unaudited)		2011	2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$11.49		$11.40	$10.67	$10.06	$10.09	$10.03	$11.39		$11.30	$10.57	$9.97	$10.00	$9.95

Net investment income[1]	0.03		0.41	0.19	0.21	0.78	0.50	0.03		0.39	0.18	0.17	0.84	0.41
Net realized and unrealized gain (loss)	0.37		0.44	0.75	0.50	(0.11)	(0.01)	0.37		0.45	0.76	0.53	(0.18)	0.06

Net increase from investment operations	0.40		0.85	0.94	0.71	0.67	0.49	0.40		0.84	0.94	0.70	0.66	0.47

Dividends and distributions from:
Net investment income	(0.05)		(0.40)	(0.18)	(0.10)	(0.66)	(0.40)	(0.05)		(0.39)	(0.18)	(0.10)	(0.65)	(0.39)
Net realized gain	(0.05)		(0.36)	(0.03)	(0.00)[2]	(0.04)	(0.03)	(0.05)		(0.36)	(0.03)	(0.00)[2]	(0.04)	(0.03)

Total dividends and distributions	(0.10)		(0.76)	(0.21)	(0.10)	(0.70)	(0.43)	(0.10)		(0.75)	(0.21)	(0.10)	(0.69)	(0.42)

Net asset value, end of period	$11.79		$11.49	$11.40	$10.67	$10.06	$10.09	$11.69		$11.39	$11.30	$10.57	$9.97	$10.00

Total Investment Return[3]
Based on net asset value	3.52%	[4]	7.84%	8.98%	7.16%	6.49%	4.97%	3.53%	[4]	7.83%	9.03%	7.11%	6.52%	4.84%

Ratios to Average Net Assets
Total expenses	0.84%	[5]	0.85%	0.86%	0.91%	0.95%	0.94%	0.94%	[5]	0.98%	0.95%	1.02%	0.99%	1.08%

Total expenses excluding recoupment of past waived fees	0.84%	[5]	0.85%	0.86%	0.91%	0.95%	0.94%	0.94%	[5]	0.98%	0.95%	1.02%	0.99%	1.08%

Total expenses after fees waived, reimbursed and paid indirectly	0.72%	[5]	0.70%	0.69%	0.67%	0.64%	0.58%	0.76%	[5]	0.76%	0.74%	0.70%	0.66%	0.66%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.72%	[5]	0.70%	0.68%	0.66%	0.61%	0.58%	0.76%	[5]	0.76%	0.74%	0.69%	0.63%	0.66%

Net investment income	0.55%	[5]	3.61%	1.72%	2.04%	7.29%	5.08%	0.44%	[5]	3.50%	1.69%	1.70%	7.89%	4.14%

Supplemental Data
Net assets, end of period (000)	$91,358		$84,824	$79,862	$50,524	$11,071	$1,803	$1,772,070		$1,542,505	$1,427,762	$775,914	$209,192	$16,139

Portfolio turnover	73%		131%	213%	193% [6]	249% [7]	219%	73%		131%	213%	193% [6]	249% [7]	219%

[1]	Based on average shares outstanding.
[2]	Less than $(0.01) per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 176%.
[7]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 144%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	59

Financial Highlights (concluded)	BlackRock Inflation Protected Bond Portfolio

	Investor B						Investor C
	Six Months Ended March 31, 2012	Year Ended September 30,					Six Months Ended March 31, 2012	Year Ended September 30,
	(Unaudited)	2011	2010	2009	2008	2007	(Unaudited)	2011	2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$11.29	$11.22	$10.52	$9.99	$10.01	$9.97	$11.36	$11.29	$10.58	$10.04	$10.06	$10.01
Net investment income (loss)[1]	(0.01)	0.29	0.11	(0.20)	0.61	0.30	(0.01)	0.31	0.11	(0.02)	0.68	0.31
Net realized and unrealized gain (loss)	0.36	0.45	0.74	0.81	(0.02)	0.09	0.38	0.44	0.76	0.64	(0.09)	0.09
Net increase from investment operations	0.35	0.74	0.85	0.61	0.59	0.39	0.37	0.75	0.87	0.62	0.59	0.40
Dividends and distributions from:
Net investment income	(0.03)	(0.31)	(0.12)	(0.08)	(0.57)	(0.32)	(0.04)	(0.32)	(0.13)	(0.08)	(0.57)	(0.32)
Net realized gain	(0.05)	(0.36)	(0.03)	(0.00)[2]	(0.04)	(0.03)	(0.05)	(0.36)	(0.03)	(0.00)[2]	(0.04)	(0.03)
Total dividends and distributions	(0.08)	(0.67)	(0.15)	(0.08)	(0.61)	(0.35)	(0.09)	(0.68)	(0.16)	(0.08)	(0.61)	(0.35)
Net asset value, end of period	$11.56	$11.29	$11.22	$10.52	$9.99	$10.01	$11.64	$11.36	$11.29	$10.58	$10.04	$10.06

Total Investment Return[3]
Based on net asset value	3.16% [4]	6.98%	8.20%	6.08%	5.79%	4.05%	3.25% [4]	7.00%	8.29%	6.16%	5.77%	4.03%

Ratios to Average Net Assets
Total expenses	1.65% [5]	1.66%	1.67%	1.74%	1.79%	1.87%	1.56% [5]	1.60%	1.61%	1.70%	1.75%	1.81%
Total expenses after fees waived, reimbursed and paid indirectly	1.52% [5]	1.51%	1.50%	1.45%	1.45%	1.41%	1.44% [5]	1.45%	1.44%	1.45%	1.43%	1.41%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.52% [5]	1.51%	1.50%	1.44%	1.42%	1.41%	1.44% [5]	1.45%	1.44%	1.44%	1.39%	1.41%
Net investment income (loss)	(0.24)%[5]	2.66%	0.99%	(2.00)%	5.78%	3.06%	(0.21)%[5]	2.80%	0.98%	(0.15)%	6.38%	3.09%

Supplemental Data
Net assets, end of period (000)	$7,894	$8,815	$11,416	$12,605	$14,529	$8,800	$766,586	$712,070	$668,608	$381,278	$152,298	$36,120
Portfolio turnover	73%	131%	213%	193% [6]	249% [7]	219%	73%	131%	213%	193% [6]	249% [7]	219%

[1]	Based on average shares outstanding.
[2]	Less than $(0.01) per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 176%.
[7]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 144%.

See Notes to Financial Statements.

60	BLACKROCK FUNDS II	MARCH 31, 2012

Financial Highlights	BlackRock Long Duration Bond Portfolio

	BlackRock							Institutional
	Six Months Ended March 31, 2012		Year Ended September 30,			Period October 19, 2007[1] to September 30,		Six Months Ended March 31, 2012		Year Ended September 30,			Period October 19, 2007[1] to September 30,
	(Unaudited)		2011	2010	2009	2008		(Unaudited)		2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning ofperiod	$11.68		$11.45	$10.54	$9.06	$10.00		$11.66		$11.43	$10.54	$9.05	$10.00
Net investment income[2]	0.23		0.49	0.51	0.50	0.48		0.22		0.48	0.48	0.49	0.47
Net realized and unrealized gain (loss)	(0.03)		0.71	0.96	1.50	(0.95)		(0.03)		0.71	0.96	1.51	(0.95)
Net increase (decrease) from investment operations	0.20		1.20	1.47	2.00	(0.47)		0.19		1.19	1.44	2.00	(0.48)
Dividends and distributions from:
Net investment income	(0.23)		(0.48)	(0.52)	(0.50)	(0.47)		(0.22)		(0.47)	(0.51)	(0.49)	(0.47)
Net realized gain	(0.53)		(0.49)	(0.04)	(0.02)	–		(0.53)		(0.49)	(0.04)	(0.02)	–
Total dividends and distributions	(0.76)		(0.97)	(0.56)	(0.52)	(0.47)		(0.75)		(0.96)	(0.55)	(0.51)	(0.47)
Net asset value, end of period	$11.12		$11.68	$11.45	$10.54	$9.06		$11.10		$11.66	$11.43	$10.54	$9.05

Total Investment Return[3]
Based on net asset value	1.68%	[4]	11.96%	14.53%	22.65%	(4.97)%[4]		1.64%	[4]	11.86%	14.24%	22.75%	(5.10)%[4]

Ratios to Average Net Assets
Total expenses	0.69%	[5]	0.70%	0.68%	0.71%	1.01%	[5]	0.82%	[5]	0.84%	0.70%	0.72%	0.96%	[5]
Total expenses excluding recoupment of past waived fees	0.69%	[5]	0.70%	0.68%	0.71%	1.01%	[5]	0.82%	[5]	0.84%	0.70%	0.72%	0.96%	[5]
Total expenses after fees waived, reimbursed and paid indirectly	0.45%	[5]	0.45%	0.45%	0.42%	0.53%	[5]	0.55%	[5]	0.55%	0.49%	0.45%	0.53%	[5]
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.45%	[5]	0.45%	0.45%	0.41%	0.40%	[5]	0.55%	[5]	0.55%	0.49%	0.45%	0.42%	[5]
Net investment income	4.02%	[5]	4.59%	4.86%	5.16%	5.11%	[5]	3.90%	[5]	4.51%	4.62%	5.15%	4.96%	[5]

Supplemental Data
Net assets, end of period (000)	$173,346		$227,009	$273,303	$220,731	$146,251		$54,926		$51,253	$2,329	$20,135	$20,277
Portfolio turnover	38%	[6]	104% [7]	137% [8]	166% [9]	652%	[10]	38%	[6]	104% [7]	137% [8]	166% [9]	652%	[10]

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 37%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 83%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 128%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 105%.
[10]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 287%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	61

Financial Highlights (concluded)	BlackRock Long Duration Bond Portfolio

	Investor A
	Six Months Ended March 31, 2012 (Unaudited)					Period October 19, 2007[1] to September 30, 2008
			Year Ended September 30,
			2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$11.68		$11.45	$10.54	$9.02	$10.00
Net investment income[2]	0.20		0.44	0.47	0.47	0.44
Net realized and unrealized gain (loss)	(0.04)		0.71	0.95	1.54	(0.98)
Net increase (decrease) from investment operations	0.16		1.15	1.42	2.01	(0.54)
Dividends and distributions from:
Net investment income	(0.20)		(0.43)	(0.47)	(0.47)	(0.44)
Net realized gain	(0.53)		(0.49)	(0.04)	(0.02)	–
Total dividends and distributions	(0.73)		(0.92)	(0.51)	(0.49)	(0.44)
Net asset value, end of period	$11.11		$11.68	$11.45	$10.54	$9.02

Total Investment Return[3]
Based on net asset value	1.39%	[4]	11.47%	14.05%	22.81%	(5.70)%	[4]

Ratios to Average Net Assets
Total expenses	1.06%	[5]	1.12%	1.09%	1.02%	1.26%	[5]
Total expenses excluding recoupment of past waived fees	1.06%	[5]	1.11%	1.09%	1.02%	1.26%	[5]
Total expenses after fees waived, reimbursed and paid indirectly	0.85%	[5]	0.90%	0.88%	0.74%	0.81%	[5]
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.85%	[5]	0.90%	0.87%	0.74%	0.73%	[5]
Net investment income	3.57%	[5]	4.16%	4.42%	4.64%	4.59%	[5]

Supplemental Data
Net assets, end of period (000)	$19,465		$14,626	$14,043	$13,218	$391
Portfolio turnover	38%	[6]	104% [7]	137% [8]	166% [9]	652%	[10]
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 37%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 83%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 128%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 105%.
[10]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 287%.

See Notes to Financial Statements.

62	BLACKROCK FUNDS II	MARCH 31, 2012

Financial Highlights	BlackRock Multi-Sector Bond Portfolio

	Institutional					Investor A
	Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30, 2011	Period February 26, 2010[1] to September 30, 2010		Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30, 2011	Period February 26, 2010[1] to September 30, 2010
Per Share Operating Performance
Net asset value, beginning of period	$10.20		$10.56	$10.00		$10.20		$10.55	$10.00
Net investment income[2]	0.20		0.43	0.16		0.19		0.40	0.17
Net realized and unrealized gain (loss)	0.20		(0.25)	0.53		0.20		(0.24)	0.49
Net increase from investment operations	0.40		0.18	0.69		0.39		0.16	0.66
Dividends and distributions from:
Net investment income	(0.18)		(0.39)	(0.13)		(0.17)		(0.36)	(0.11)
Net realized gain	(0.18)		(0.15)	–		(0.18)		(0.15)	–
Total dividends and distributions	(0.36)		(0.54)	(0.13)		(0.35)		(0.51)	(0.11)
Net asset value, end of period	$10.24		$10.20	$10.56		$10.24		$10.20	$10.55

Total Investment Return[3]
Based on net asset value	4.01%	[4]	1.75%	6.91%	[4]	3.89%	[4]	1.59%	6.64%	[4]

Ratios to Average Net Assets
Total expenses	1.49%	[5]	1.13%	1.08%	[5,6]	1.80%	[5]	1.46%	1.41%	[5,6]
Total expenses after fees waived, reimbursed and paid indirectly	0.97%	[5]	0.86%	0.70%	[5]	1.22%	[5]	1.11%	0.94%	[5]
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.70%	[5]	0.70%	0.70%	[5]	0.95%	[5]	0.95%	0.94%	[5]
Net investment income	3.99%	[5]	4.13%	2.63%	[5]	3.73%	[5]	3.88%	2.72%	[5]

Supplemental Data
Net assets, end of period (000)	$19,792		$58,353	$78,510		$18,517		$17,579	$17,908
Portfolio turnover	268%	[7]	589% [8]	349%	[9]	268%	[7]	589% [8]	349%	[9]
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]

Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional and Investor A would have been 1.13% and 1.48% respectively.

[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 137%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 373%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 236%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	63

Financial Highlights (concluded)	BlackRock Multi-Sector Bond Portfolio

	Investor C
	Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30, 2011	Period February 26, 2010[1] to September 30, 2010
Per Share Operating Performance
Net asset value, beginning of period	$10.20		$10.56	$10.00
Net investment income[2]	0.15		0.32	0.12
Net realized and unrealized gain (loss)	0.20		(0.25)	0.51
Net increase (decrease) from investment operations	0.35		0.07	0.63
Dividends and distributions from:
Net investment income	(0.13)		(0.28)	(0.07)
Net realized gain	(0.18)		(0.15)	–
Total dividends and distributions	(0.31)		(0.43)	(0.07)
Net asset value, end of period	$10.24		$10.20	$10.56

Total Investment Return[3]
Based on net asset value	3.50%	[4]	0.73%	6.29%	[4]

Ratios to Average Net Assets
Total expenses	2.54%	[5]	2.21%	2.14%	[5,6]
Total expenses after fees waived, reimbursed and paid indirectly	1.97%	[5]	1.86%	1.68%	[5]
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.70%	[5]	1.70%	1.68%	[5]
Net investment income	2.99%	[5]	3.11%	1.97%	[5]

Supplemental Data
Net assets, end of period (000)	$15,293		$14,567	$16,148
Portfolio turnover	268%	[7]	589% [8]	349%	[9]
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Investor C would have been 2.21%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 137%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 373%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 236%.

See Notes to Financial Statements.

64	BLACKROCK FUNDS II	MARCH 31, 2012

Financial Highlights	BlackRock U.S. Government Bond Portfolio

	Institutional
	Six Months Ended March 31, 2012		Year Ended September 30,
	(Unaudited)		2011	2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$10.94		$10.99	$10.61	$10.33	$10.23	$10.15
Net investment income[1]	0.09		0.26	0.33	0.34	0.43	0.45
Net realized and unrealized gain (loss)	(0.03)		0.18	0.51	0.39	0.12	0.08
Net increase (decrease) from investment operations	0.06		0.44	0.84	0.73	0.55	0.53
Dividends and distributions from:
Net investment income	(0.10)		(0.29)	(0.39)	(0.39)	(0.45)	(0.45)
Net realized gain	(0.17)		(0.20)	(0.07)	(0.06)	–	–
Total dividends and distributions	(0.27)		(0.49)	(0.46)	(0.45)	(0.45)	(0.45)
Net asset value, end of period	$10.73		$10.94	$10.99	$10.61	$10.33	$10.23

Total Investment Return[2]
Based on net asset value	0.66%	[3]	4.09%	8.19%	7.15%	5.44%	5.34%

Ratios to Average Net Assets
Total expenses	0.85%	[4]	0.90%	0.91%	0.74%	0.89%	0.72%
Total expenses after fees waived, reimbursed and paid indirectly	0.62%	[4]	0.62%	0.67%	0.61%	0.79%	0.63%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.62%	[4]	0.62%	0.62%	0.60%	0.60%	0.60%
Net investment income	1.66%	[4]	2.47%	3.15%	3.30%	4.14%	4.40%

Supplemental Data
Net assets, end of period (000)	$173,855		$178,609	$182,794	$180,032	$209,968	$195,658
Portfolio turnover	404%	[5]	794% [6]	974% [7]	646% [8]	459% [9]	57%
[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Annualized.
[5]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 338%.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 537%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 384%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 496%.
[9]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 174%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	65

Financial Highlights (continued)	BlackRock U.S. Government Bond Portfolio

	Service							Investor A

	Six Months Ended March 31, 2012 (Unaudited)							Six Months Ended March 31, 2012 (Unaudited)
			Year Ended September 30,							Year Ended September 30,
			2011	2010	2009	2008	2007			2011	2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$10.93		$10.98	$10.61	$10.32	$10.22	$10.14	$10.96		$11.01	$10.64	$10.35	$10.25	$10.17
Net investment income[1]	0.08		0.23	0.31	0.31	0.39	0.42	0.07		0.22	0.29	0.30	0.39	0.40
Net realized and unrealized gain (loss)	(0.03)		0.18	0.49	0.40	0.13	0.08	(0.03)		0.18	0.50	0.39	0.12	0.09
Net increase (decrease) from investment operations	0.05		0.41	0.80	0.71	0.52	0.50	0.04		0.40	0.79	0.69	0.51	0.49
Dividends and distributions from:
Net investment income	(0.09)		(0.26)	(0.36)	(0.36)	(0.42)	(0.42)	(0.08)		(0.25)	(0.35)	(0.34)	(0.41)	(0.41)
Net realized gain	(0.17)		(0.20)	(0.07)	(0.06)	–	–	(0.17)		(0.20)	(0.07)	(0.06)	–	–
Total dividends and distributions	(0.26)		(0.46)	(0.43)	(0.42)	(0.42)	(0.42)	(0.25)		(0.45)	(0.42)	(0.40)	(0.41)	(0.41)
Net asset value, end of period	$10.72		$10.93	$10.98	$10.61	$10.32	$10.22	$10.75		$10.96	$11.01	$10.64	$10.35	$10.25

Total Investment Return[2]
Based on net asset value	0.47%	[3]	3.91%	7.77%	6.94%	5.14%	5.03%	0.38%	[3]	3.79%	7.64%	6.80%	5.00%	4.88%

Ratios to Average Net Assets
Total expenses	1.10%	[4]	1.16%	1.18%	1.00%	1.14%	1.06%	1.06%	[4]	1.08%	1.12%	1.07%	1.25%	1.11%
Total expenses excluding recoupment of past waived fees	1.09%	[4]	1.15%	1.18%	1.00%	1.14%	1.06%	1.06%	[4]	1.08%	1.12%	1.06%	1.25%	1.11%
Total expenses after fees waived, reimbursed and paid indirectly	0.81%	[4]	0.89%	0.97%	0.91%	1.07%	0.93%	1.00%	[4]	0.96%	1.06%	1.02%	1.19%	1.07%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.81%	[4]	0.89%	0.92%	0.90%	0.88%	0.90%	1.00%	[4]	0.95%	1.02%	1.01%	1.01%	1.04%
Net investment income	1.47%	[4]	2.13%	2.88%	2.96%	3.73%	4.09%	1.28%	[4]	1.99%	2.74%	2.84%	3.72%	3.95%

Supplemental Data
Net assets, end of period (000)	$4,181		$7,369	$4,030	$3,141	$775	$1,134	$745,327		$767,193	$267,436	$267,495	$244,461	$246,273
Portfolio turnover	404%	[5]	794% [6]	974% [7]	646% [8]	459% [9]	57%	404%	[5]	794% [6]	974% [7]	646% [8]	459% [9]	57%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Annualized.
[5]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 338%.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 537%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 384%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 496%.
[9]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 174%.

See Notes to Financial Statements.

66	BLACKROCK FUNDS II	MARCH 31, 2012

Financial Highlights (continued)	BlackRock U.S. Government Bond Portfolio

	Investor B							Investor B1

	Six Months Ended March 31, 2012 (Unaudited)							Six Months Ended March 31, 2012 (Unaudited)		Period July 18, 2011[1] to September 30, 2011
			Year Ended September 30,
			2011	2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$10.93		$10.98	$10.61	$10.33	$10.23	$10.15	$10.93		$10.64
Net investment income[2]	0.02		0.13	0.19	0.22	0.31	0.32	0.05		0.03
Net realized and unrealized gain (loss)	(0.03)		0.17	0.52	0.38	0.12	0.09	(0.03)		0.29
Net increase (decrease) from investment operations	(0.01)		0.30	0.71	0.60	0.43	0.41	0.02		0.32
Dividends and distributions from:
Net investment income	(0.03)		(0.15)	(0.27)	(0.26)	(0.33)	(0.33)	(0.06)		(0.03)
Net realized gain	(0.17)		(0.20)	(0.07)	(0.06)	–	–	(0.17)		–
Total dividends and distributions	(0.20)		(0.35)	(0.34)	(0.32)	(0.33)	(0.33)	(0.23)		(0.03)
Net asset value, end of period	$10.72		$10.93	$10.98	$10.61	$10.33	$10.23	$10.72		$10.93

Total Investment Return[3]
Based on net asset value	(0.06)%[4]		2.88%	6.81%	5.89%	4.18%	4.08%	0.24%	[4]	2.98%	[4]

Ratios to Average Net Assets
Total expenses	2.00%	[5]	2.01%	2.00%	1.89%	2.11%	1.97%	1.90%	[5]	1.69%	[5]
Total expenses excluding recoupment of past waived fees	1.99%	[5]	1.93%	1.96%	1.87%	2.11%	1.97%	1.90%	[5]	1.69%	[5]
Total expenses after fees waived, reimbursed and paid indirectly	1.88%	[5]	1.88%	1.93%	1.83%	1.98%	1.84%	1.45%	[5]	1.45%	[5]
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.88%	[5]	1.88%	1.88%	1.82%	1.81%	1.81%	1.45%	[5]	1.45%	[5]
Net investment income	0.41%	[5]	1.21%	1.80%	2.10%	2.96%	3.19%	0.84%	[5]	1.19%	[5]

Supplemental Data
Net assets, end of period (000)	$7,751		$10,306	$9,864	$18,660	$24,552	$35,150	$32,359		$48,148
Portfolio turnover	404%	[6]	794% [7]	974% [8]	646% [9]	459% [10]	57%	404%	[6]	794%	[7]

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 338%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 537%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 384%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 496%.
[10]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 174%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	67

Financial Highlights (continued)	BlackRock U.S. Government Bond Portfolio

	Investor C
	Six Months Ended March 31, 2012 (Unaudited)
			Year Ended September 30,
			2011	2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$10.95		$11.00	$10.62	$10.33	$10.24	$10.15
Net investment income[1]	0.03		0.13	0.21	0.22	0.31	0.32
Net realized and unrealized gain (loss)	(0.03)		0.18	0.51	0.40	0.11	0.10
Net increase (decrease) from investment operations	–		0.31	0.72	0.62	0.42	0.42
Dividends and distributions from:
Net investment income	(0.04)		(0.16)	(0.27)	(0.27)	(0.33)	(0.33)
Net realized gain	(0.17)		(0.20)	(0.07)	(0.06)	–	–
Total dividends and distributions	(0.21)		(0.36)	(0.34)	(0.33)	(0.33)	(0.33)
Net asset value, end of period	$10.74		$10.95	$11.00	$10.62	$10.33	$10.24

Total Investment Return[2]
Based on net asset value	0.07%	[3]	2.88%	6.90%	6.03%	4.08%	4.18%

Ratios to Average Net Assets
Total expenses	1.89%	[4]	1.89%	1.92%	1.82%	2.04%	1.90%
Total expenses excluding recoupment of past waived fees	1.89%	[4]	1.89%	1.90%	1.82%	2.04%	1.90%
Total expenses after fees waived, reimbursed and paid indirectly	1.81%	[4]	1.76%	1.87%	1.76%	1.98%	1.84%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.81%	[4]	1.76%	1.82%	1.75%	1.79%	1.81%
Net investment income	0.48%	[4]	1.25%	1.96%	2.12%	2.93%	3.19%

Supplemental Data
Net assets, end of period (000)	$107,672		$110,260	$58,567	$58,247	$23,959	$13,114
Portfolio turnover	404%	[5]	794% [6]	974% [7]	646% [8]	459% [9]	57%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Annualized.
[5]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 338%.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 537%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 384%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 496%.
[9]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 174%.

See Notes to Financial Statements.

68	BLACKROCK FUNDS II	MARCH 31, 2012

Financial Highlights (concluded)	BlackRock U.S. Government Bond Portfolio

	Investor C1		Class R
	Six Months Ended March 31, 2012 (Unaudited)	Period July 18, 2011[1] to September 30, 2011	Six Months Ended March 31, 2012 (Unaudited)	Period July 18, 2011[1] to September 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$10.95	$10.66	$10.97	$10.67
Net investment income[2]	0.04	0.02	0.06	0.03
Net realized and unrealized gain (loss)	(0.03)	0.30	(0.03)	0.31
Net increase (decrease) from investment operations	0.01	0.32	0.03	0.34
Dividends and distributions from:
Net investment income	(0.05)	(0.03)	(0.07)	(0.04)
Net realized gain	(0.17)	–	(0.17)	–
Total dividends and distributions	(0.22)	(0.03)	(0.24)	(0.04)
Net asset value, end of period	$10.74	$10.95	$10.76	$10.97

Total Investment Return[3]
Based on net asset value[4]	0.20%	2.96%	0.36%	3.12%

Ratios to Average Net Assets
Total expenses[5]	1.87%	1.75%	1.47%	1.51%
Total expenses excluding recoupment of past waived fees[5]	1.87%	1.75%	1.47%	1.51%
Total expenses after fees waived, reimbursed and paid indirectly[5]	1.53%	1.53%	1.21%	1.21%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense[5]	1.53%	1.53%	1.21%	1.21%
Net investment income[5]	0.75%	1.09%	1.07%	1.41%

Supplemental Data
Net assets, end of period (000)	$124,773	$130,322	$36,672	$40,523
Portfolio turnover	404% [6]	794% [7]	404% [6]	794% [7]

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 338%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 537%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	69

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock GNMA Portfolio (“GNMA”), BlackRock Inflation Protected Bond Portfolio (“Inflation Protected Bond”), BlackRock Long Duration Bond Portfolio (“Long Duration Bond”), BlackRock Multi-Sector Bond Portfolio (“Multi-Sector Bond”), and BlackRock U.S. Government Bond Portfolio (formerly known as BlackRock Intermediate Government Bond Portfolio) (“U.S. Government Bond”) (collectively the “Funds” or individually, a “Fund”) are each a series of the Trust. Each of the Funds, except Inflation Protected Bond, is diversified. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. BlackRock and Institutional Shares are sold without a sales charge and only to certain eligible investors. Effective November 10, 2011, BlackRock Shares of U.S. Government Bond were closed to all purchases. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Investor B, Investor B1, Investor C and Investor C1 Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B, Investor B1, Investor C, Investor C1 and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor B1, Investor C, Investor C1 and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately seven years. Investor B1 Shares automatically convert to Investor A Shares after approximately ten years. Investor B, B1 and C1 Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B and Investor B1 shareholders may vote on material changes to the Investor A distribution and service plan).

Reorganization: The Board of Trustees of the Trust (the “Board”) and BlackRock Intermediate Government Bond Portfolio (“Intermediate Government Bond”) and the Board and shareholders of BlackRock Government Income Portfolio (the “Target Fund”) approved the reorganization of the Target Fund into Intermediate Government Bond pursuant to which Intermediate Government Bond acquired substantially all of the assets and assumed certain stated liabilities of the Target Fund in exchange for an equal aggregate value of Intermediate Government Bond shares.

In connection with the reorganization, effective July 18, 2011, Intermediate Government Bond changed its name to U.S. Government Bond, hereafter referred to as U.S. Government Bond.

Each shareholder of the Target Fund received shares of U.S. Government Bond with the same class designation and an aggregate NAV of such shareholder’s Target Fund shares, as determined at the close of business on July 15, 2011, except the Target Fund’s BlackRock, Investor B1, Investor C1 and Class R Shares were exchanged for U.S. Government Bond’s newly established BlackRock, Investor B1, Investor C1 and Class R Shares, respectively.

The reorganization was accomplished by a tax-free exchange of shares of U.S. Government Bond in the following amounts and at the following conversion ratios:

	Target Fund Shares Prior to Reorganization	Conversion Ratio	Shares of U.S. Government Bond
BlackRock	1,231	1.02319072	1,260
Institutional	3,738,046	1.02410182	3,828,140
Service	202,182	1.02405789	207,046
Investor A	48,992,338	1.02231009	50,085,362
Investor B	536,993	1.02582974	550,863
Investor B1	5,093,262	1.02542556	5,222,761
Investor C	5,550,177	1.02236425	5,674,303
Investor C1	12,255,789	1.02221409	12,528,040
Class R	3,844,229	1.02171978	3,927,725

The Target Fund’s net assets and composition of net assets on July 15, 2011, the date of the reorganization, were as follows:

Net Assets	Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss	Net Unrealized Appreciation
$874,795,010	$930,799,200	$812,448	$(59,192,330)	$2,375,692

For financial reporting purposes, assets received and shares issued by U.S. Government Bond were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of U.S. Government Bond’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of U.S. Government Bond immediately after the acquisition amounted to $1,303,246,163. The Target Fund’s fair value and cost of investments prior to the reorganization were $1,754,648,174 and $1,745,414,818, respectively.

The purpose of the transaction was to combine two funds managed by the Manager, the investment advisor to both the Target Fund and U.S. Government Bond with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on July 18, 2011.

Assuming the acquisition had been completed on October 1, 2010, the beginning of the annual reporting period of U.S. Government Bond, the pro forma results of operations for the year ended September 30, 2011, were as follows:

•	Net investment income: $30,874,306
•	Net realized and change in unrealized gain/loss on investments: $8,140,095

70	BLACKROCK FUNDS II	MARCH 31, 2012

Notes to Financial Statements (continued)

•	Net increase in the net assets resulting from operations: $39,014,401

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the U.S. Government Bond’s Statement of Changes in Net Assets since July 18, 2011.

Reorganization costs incurred by U.S. Government Bond in connection with the reorganization were expensed by U.S. Government Bond.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seek to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

Foreign Currency Transactions: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange

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Notes to Financial Statements (continued)

rates on investments are not segregated on the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations: The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is a bankruptcy remote entity which is backed by a diversified pool of debt securities. (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Funds may not fully recoup their initial investment in IOs.

Stripped Mortgage-Backed Securities: The Funds may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Funds also may invest in stripped mortgage-backed securities that are privately issued.

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Notes to Financial Statements (continued)

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts: The Funds may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: The Funds may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Borrowed Bond Agreements: The Funds may enter into borrowed bond agreements. In a borrowed bond agreement, the Funds borrow a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Funds, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Funds and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Funds may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Funds may also experience delays in gaining access to the collateral.

Short Sales: The Funds may enter into short sale transactions in which a Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver it to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any interest received on the security sold short, which is shown as interest expense in the Statements of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Statements of Operations. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on its cash collateral deposited with the broker-dealer. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take

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Notes to Financial Statements (continued)

possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions. These transactions increase the Funds’ portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: The Funds may enter into treasury roll transactions. In a treasury roll transaction, the Funds sell a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Funds receive cash from the sale of the Treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Funds and the counterparty over the term of the borrowing. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by the Funds on an accrual basis. The Funds will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Funds. If the interest expense exceeds the income earned, the Funds net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Funds are required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the same securities at a mutually agreed upon date and price. Securities sold under reverse repurchase agreements are recorded at face value as a liability in the Statements of Assets and Liabilities. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. During the term of the reverse repurchase agreement, the Funds continue to receive the principal and interest payments on these securities. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Funds’ obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA commitments, financial futures contracts, foreign currency exchange contracts, swaps and options written), or certain borrowings (e.g., reverse repurchase agreements and treasury roll transactions), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statements of Operations.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

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Notes to Financial Statements (continued)

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s US federal tax returns, with the exception of Long Duration and Multi-Sector Bond, remains open for each of the four years ended September 30, 2011. Multi-Sector Bond’s US federal tax returns remain open for the period ended September 30, 2010 and the year ended September 30, 2011. Long Duration’s US federal tax returns remain open for the period ended September 30, 2008 and the years ended September 30, 2009, September 30, 2010 and September 30, 2011.

The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed as well as disclosure of the level in the fair value hierarchy of assets and liabilities not recorded at fair value but where fair value is disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

In December 2011, the FASB issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to a Fund and other shared expenses pro rated to a Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations.

The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid plus the positive change in market value net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts, options and centrally cleared swaps is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Fund and each of its respective counterparties. An ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between a Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified

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Notes to Financial Statements (continued)

price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Funds, except GNMA, enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by a Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including credit risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty.

When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Funds also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security at a price different from the current market value.

Swaps: The Funds enter into swap agreements, in which the Fund and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be executed on a registered financial and commodities exchange (“centrally cleared swaps”). In a centrally cleared swap, the Funds typically enter into an agreement with a counterparty; however, performance is guaranteed by the central clearinghouse reducing or eliminating the Fund’s exposure to the credit risk of the counterparty. These payments received or made by the Funds are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. When the swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

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Notes to Financial Statements (continued)

—

Credit default swaps – Long Duration Bond and Multi-Sector Bond enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds enter into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

—

Total return swaps – GNMA, Inflation Protected Bond, U.S. Government Bond and Multi-Sector Bond enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

—

Interest rate swaps – The Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of March 31, 2012
Asset Derivatives
	Statements of Assets and Liabilities Location	GNMA	Inflation Protected Bond	Long Duration Bond	Multi- Sector Bond	U.S. Government Bond
Interest rate contracts	Net unrealized appreciation/ depreciation[1]; Unrealized appreciation on swaps[1]; Swap premiums paid; Investments at value – unaffiliated[2]	$14,168,596	$17,652,830	$1,240,714	$279,614	$6,111,835
Foreign currency exchange contracts	Net unrealized appreciation/ depreciation[1]; Unrealized appreciation on foreign currency exchange contracts	–	7,109,993	–	58,918	–
Credit contracts	Unrealized appreciation on swaps[1]; Swap premiums paid; Investments at value – unaffiliated[2]	–	–	66,669	196,931	–
Other contracts	Unrealized appreciation on swaps[1]; Swap premiums paid	–	3,379,925	–	–	–
Total		$14,168,596	$28,142,748	$1,307,383	$535,463	$6,111,835

BLACKROCK FUNDS II	MARCH 31, 2012	77

Notes to Financial Statements (continued)

	Liability Derivatives
	Statements of Assets and Liabilities Location	GNMA	Inflation Protected Bond	Long Duration Bond	Multi- Sector Bond	U.S. Government Bond
Interest rate contracts	Net unrealized appreciation/ depreciation[1]; Unrealized depreciation on swaps[1]; Swap premiums received; Options written at value	$24,616,241	$23,701,444	$5,213,212	$388,956	$14,364,841
Foreign currency exchange contracts	Net unrealized appreciation/ depreciation[1]; Unrealized depreciation on foreign currency exchange contracts; Options written at value	–	7,197,603	47,450	47,665	37,136
Credit contracts	Unrealized depreciation on swaps[1]; Swap premiums received; Options written at value	–	–	6,506	143,658	–
Other contracts	Unrealized depreciation on swaps[1]; Swap premiums received	–	334,934	–	14,596	209,434
Total		$24,616,241	$31,233,981	$5,267,168	$594,875	$14,611,411
[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedules of Investments.

	The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended March 31, 2012
	Net Realized Gain (Loss) From
	GNMA	Inflation Protected Bond	Long Duration Bond	Multi- Sector Bond	U.S. Government Bond
Interest rate contracts:
Financial futures contracts	$(2,684,880)	$(16,330,681)	$4,432,440	$(118,599)	$(2,114,366)
Swaps	106,886	8,204,030	473,462	212,878	2,903,265
Options[3]	(25,247)	(11,290,141)	(300,120)	(104,978)	(230,147)
Foreign currency exchange contracts:
Financial futures contracts	–	–	–	229	(2,045,132)
Foreign currency exchange contracts	–	623,624	78,025	471,087	1,330,219
Options[3]	–	1,978,400	–	(154,422)	(1,210,317)
Credit contracts:
Swaps	–		60,809	200,277	–
Options[3]	–	–	–	(9,993)	–
Equity contracts:
Financial futures contracts	–	–	–	–	(456)
Other contracts:
Swaps	–	1,148,372	–	24,686	(65,965)
Total	$(2,603,241)	$(15,666,396)	$4,744,616	$521,165	$(1,432,899)

	Net Change in Unrealized Appreciation/Depreciation on
	GNMA	Inflation Protected Bond	Long Duration Bond	Multi- sector Bond	U.S. Government Bond
Interest rate contracts:
Financial futures contracts	$(68,627)	$28,881,320	$(7,844,398)	$(121,667)	$374,504
Swaps	(2,436,081)	(10,160,121)	(904,567)	(353,796)	(6,614,164)
Options[3]	4,274,585	16,262,121	694,589	294,410	4,301,857
Foreign currency exchange contracts:
Financial futures contracts	–	–	–	–	(238,433)
Foreign currency exchange contracts	–	1,423,557	(129,401)	(198,903)	(53,878)
Options[3]	–	1,222,259	–	(98,830)	(644,163)
Credit contracts:
Swaps	–	–	36,891	(381,539)	–
Other contracts:
Swaps	–	53,840	–	(116,611)	(781,167)
Total	$1,769,877	$37,682,976	$(8,146,886)	$(976,936)	$(3,655,444)

[3]	Options purchased are included in the net realized gain (loss) from investments – unaffiliated and net change in unrealized appreciation/depreciation on investments – unaffiliated.

78	BLACKROCK FUNDS II	MARCH 31, 2012

Notes to Financial Statements (continued)

For the six months ended March 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

	GNMA	Inflation Protected Bond	Long Duration Bond	Multi- Sector Bond	U.S. Government Bond
Financial futures contracts:
Average number of contracts purchased	547	6,560	578	113	447
Average number of contracts sold.	1,836	8,609	264	204	2,519
Average notional value of contracts purchased	$80,873,257	$986,324,534	$86,162,953	$20,701,463	$67,237,297
Average notional value of contracts sold	$392,362,320	$1,461,038,203	$39,520,868	$40,877,451	$475,326,533
Foreign currency exchange contracts:
Average number of contracts – US dollars purchased	–	6	3	14	5
Average number of contracts – US dollars sold	–	3	1	10	4
Average US dollar amounts purchased	–	$150,061,780	$2,038,337	$3,476,358	$14,710,402
Average US dollar amounts sold	–	$37,886,111	$356,254	$2,120,282	$14,570,152
Options:
Average number of option contracts purchased	1	7	–	10	4
Average number of option contracts written	–	7	–	5	1
Average notional value of option contracts purchased	$53,182,500	$358,044,201	–	$22,333,484	$209,736,627
Average notional value of option contracts written	–	$344,991,998	–	$6,969,920	$8,064,000
Average number of swaption contracts purchased	10	7	16	12	12
Average number of swaption contracts written	27	18	18	10	17
Average notional value of swaption contracts purchased	$283,825,000	$311,000,000	$67,789,668	$18,923,274	$366,200,000
Average notional value of swaption contracts written	$641,150,000	$1,016,200,000	$71,850,000	$6,614,000	$250,350,000
Credit default swaps:
Average number of contracts – buy protection	–	–	–	10	–
Average number of contracts – sell protection	–	–	3	10	–
Average notional value – buy protection	–	–	–	$2,860,472	–
Average notional value – sell protection	–	–	$1,825,000	$979,000	–
Interest rate swaps:
Average number of contracts – pays fixed rate	8	3	6	15	16
Average number of contracts – receives fixed rate	12	5	1	12	17
Average notional value – pays fixed rate	$242,015,000	$62,100,000	$19,000,000	$6,667,069	$238,220,000
Average notional value – receives fixed rate	$339,207,500	$411,819,043	$800,000	$14,186,860	$315,033,330
Total return swaps:
Average number of contracts	4	4	–	9	8
Average notional value	$71,365,500	$131,150,000	–	$4,294,000	$58,671,000

3. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	GNMA	Inflation Protected Bond	Long Duration Bond	Multi- Sector Bond	U.S. Government Bond
First $1 Billion.	0.550%	0.400%	0.500%	0.500%	0.500%
$1 Billion – $2 Billion	0.500%	0.375%	0.450%	0.450%	0.450%
$2 Billion – $3 Billion	0.475%	0.350%	0.425%	0.425%	0.425%
Greater than $3 Billion	0.450%	0.325%	0.400%	0.400%	0.400%

The Manager contractually or voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses.

BLACKROCK FUNDS II	MARCH 31, 2012	79

Notes to Financial Statements (continued)

The expense limitations as a percentage of average daily net assets is as follows:

	GNMA		Inflation Protected Bond		Long Duration Bond	Multi-Sector Bond	U.S. Government Bond
	Contractual[1]	Voluntary[2]	Contractual[1]	Voluntary[2]	Contractual[1]	Voluntary[2]	Contractual
BlackRock	0.52%	–	0.32%	–	0.45%	N/A	0.45%[3,4]
Institutional	0.60%	0.55%	0.44%	–	0.55%	0.70%	0.62%[1]
Service	0.90%	–	0.75%	–	N/A	N/A	0.81%[3]
Investor A	1.07%	–	0.85%	0.76%	0.90%	0.95%	1.07%[1]
Investor B	1.85%	–	1.63%	–	N/A	N/A	1.88%[1]
Investor B1	N/A	N/A	N/A	N/A	N/A	N/A	1.45%[3]
Investor C	1.82%	–	1.62%	–	N/A	1.70%	1.82%[1]
Investor C1	N/A	N/A	N/A	N/A	N/A	N/A	1.53%[3]
Class R	1.93%[5]	–	1.79%[5]	–	2.22%[5]	N/A	1.21%[3]

1 The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1,

  2013 unless approved by the Board, including a majority of the Independent Trustees.

2 The voluntary waiver or reimbursement may be reduced or discontinued at any time.

3 The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1,

  2014 unless approved by the Board, including a majority of the Independent Trustees.

4 BlackRock Shares closed on November 10, 2011.

5 There were no shares outstanding as of March 31, 2012.

These amounts are included in fees waived by advisor and shown as administration fees waived – class specific, transfer agent fees waived – class specific, transfer agent fees reimbursed – class specific and expenses reimbursed by advisor, respectively, in the Statements of Operations.

For the six months ended March 31, 2012, the amounts included in fees waived by advisor were as follows:

GNMA	$892,691
Inflation Protected Bond	$2,696,879
Long Duration Bond	$272,551
Multi-Sector Bond	$125,255
U.S. Government Bond	$375,206

Class specific expense waivers or reimbursements are as follows:

	Administration Fees Waived
Share Classes	GNMA	Inflation Protected Bond	Long Duration Bond	Multi-Sector Bond	U.S. Government Bond
BlackRock	$1,383	$52,633	$23,793	–	–
Institutional	61,140	1,788	6,745	$3,188	$21,990
Service	4,267	–	–	–	715
Investor A	–	116,670	–	2,230	–
Investor B	–	–	–	–	751
Investor B1	–	–	–	–	4,911
Investor C	–	–	–	1,831	8,629
Investor C1	–	–	–	–	15,964
Class R	–	–	–	–	4,929
Total	$66,790	$171,091	$30,538	$7,249	$57,889

	Transfer Agent Fees Waived
Share Classes	GNMA	Inflation Protected Bond	Long Duration Bond	Multi-Sector Bond	U.S. Government Bond
BlackRock	$28	$742	$279	–	–
Institutional	6,277	365	109	$271	$540
Service	289	–	–	–	25
Investor A	–	36,373	–	206	–
Investor B	–	–	–	–	371
Investor B1	–	–	–	–	548
Investor C	–	–	–	171	811
Investor C1	–	–	–	–	826
Class R	–	–	–	–	250
Total	$6,594	$37,480	$388	$648	$3,371

80	BLACKROCK FUNDS II	MARCH 31, 2012

Notes to Financial Statements (continued)

	Transfer Agent Fees Reimbursed
Share Classes	GNMA	Inflation Protected Bond	Long Duration Bond	Multi-Sector Bond	U.S. Government Bond
BlackRock	$1,015	$3,253	$58	–	–
Institutional	200,359	1,034	6,647	$7,443	$119,736
Service	4,620	–	–	–	5,702
Investor A	–	320,413	–	7,355	–
Investor B	–	–	–	–	1,369
Investor B1	–	–	–	–	69,515
Investor C	–	–	–	5,534	2,257
Investor C1	–	–	–	–	157,171
Class R	–	–	–	–	33,252
Total	$205,994	$324,700	$6,705	$20,332	$389,002

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations. For the six months ended March 31, 2012, the amounts waived/reimbursed were as follows:

GNMA	$12,018
Inflation Protected Bond	$51,052
Long Duration Bond	$4,205
Multi-Sector Bond	$1,866
U.S. Government Bond	$12,595

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. With respect to Multi-Sector Bond, the Manager entered into a separate sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BFM and BIL for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Funds to the Manager.

For each Fund excluding Multi-Sector Bond, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended March 31, 2012, the Manager recouped the following waivers previously recorded by the Funds:

Recoupment of Past Waived Fees
Share Classes	GNMA	Inflation Protected Bond	Long Duration Bond	U.S. Government Bond
Institutional	–	$136,190	–	–
Service	$164	–	–	$78
Investor A	–	–	$317	–
Investor B	–	–	–	332
Investor C	–	–	–	3,060
Total	$164	$136,190	$317	$3,470

On March 31, 2012, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2012	2013	2014
GNMA	$2,152,296	$2,096,313	$1,050,647
Inflation Protected Bond	$4,725,744	$5,934,543	$2,758,764
Long Duration Bond	$606,083	$618,674	$310,182
U.S. Government Bond	$600,180	$1,106,618	$825,467

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and

Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	–
Investor A	0.25%	–
Investor B	0.25%	0.75%
Investor B1	0.25%	0.50%
Investor C	0.25%	0.75%
Investor C1	0.25%	0.55%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B, Investor B1, Investor C and Investor C1 shareholders.

BLACKROCK FUNDS II	MARCH 31, 2012	81

Notes to Financial Statements (continued)

For the six months ended March 31, 2012, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Service and Distribution Fees
Share Classes	GNMA	Inflation Protected Bond	Long Duration Bond	Multi-Sector Bond	U.S. Government Bond
Service	$61,167	$108,193	–	–	$7,286
Investor A	427,163	2,133,444	$21,368	$22,341	952,656
Investor B	34,686	41,646	–	–	45,731
Investor B1	–	–	–	–	147,326
Investor C	1,407,864	3,744,223	–	73,237	555,346
Investor C1	–	–	–	–	510,840
Class R	–	–	–	–	98,585
Total	$1,930,880	$6,027,506	$21,368	$95,578	$2,317,770

For the six months ended March 31, 2012, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

GNMA	$56,025
Inflation Protected Bond	$90,977
Long Duration Bond	$3,202
Multi-Sector Bond	$1,653
U.S. Government Bond	$10,581

For the six months ended March 31, 2012, affiliates received CDSC relating to transactions in Investor A, Investor B, Investor B1, Investor C and Investor C1 Shares:

Share Classes	GNMA	Inflation Protected Bond	Multi-Sector Bond	U.S. Government Bond
Investor A	$544	$2,169	N/A	$2,445
Investor B	$4,097	$3,760	N/A	$2,849
Investor B1	N/A	N/A	N/A	$607
Investor C	$23,797	$54,101	$2,093	$12,558
Investor C1	N/A	N/A	N/A	$33

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2012, the Funds paid the following to affiliates in return for these services, which are included in transfer agent – class specific in the Statements of Operations:

GNMA	$96,473
Inflation Protected Bond	$27,040
Long Duration Bond	$33,808
U.S. Government Bond	$124,575

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended March 31, 2012, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statements of Operations.

Share Classes	GNMA	Inflation Protected Bond	Long Duration Bond	Multi-Sector Bond	U.S. Government Bond
BlackRock	$28	$759	$301	–	–
Institutional	6,277	14,475	109	$271	$553
Service	456	683	–	–	26
Investor A	4,808	36,783	131	207	13,390
Investor B	156	191	–	–	576
Investor B1	–	–	–	–	540
Investor C	4,208	9,513	–	171	1,327
Investor C1	–	–	–	–	826
Class R	–	–	–	–	250
Total	$15,933	$62,404	$541	$649	$17,488

82	BLACKROCK FUNDS II	MARCH 31, 2012

Notes to Financial Statements (continued)

For the six months ended March 31, 2012, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Transfer Agent Fees
Share Classes	GNMA	Inflation Protected Bond	Long Duration Bond	Multi-Sector Bond	U.S. Government Bond
BlackRock	$1,063	$4,357	$399	–	–
Institutional	275,930	664,403	33,829	$8,524	$175,986
Service	34,980	53,175	–	–	5,725
Investor A	181,809	1,997,098	10,612	8,050	636,560
Investor B	5,638	7,353	–	–	15,609
Investor B1	–	–	–	–	98,079
Investor C	157,582	372,163	–	6,014	132,450
Investor C1	–	–	–	–	267,948
Class R	–	–	–	–	63,682
Total	$657,002	$3,098,549	$44,840	$22,588	$1,396,039

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of the average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of the average daily net assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived – class specific in the Statements of Operations. For the six months ended March 31, 2012, the Funds paid the following to the Manager in return for these services, which are included in administration, administration – class specific and administration fees waived – class specific in the Statements of Operations:

Administration Fees
GNMA	$364,586
Inflation Protected Bond	$1,187,526
Long Duration Bond	$67,439
Multi-Sector Bond	$6,435
U.S. Government Bond	$390,712

For the six months ended March 31, 2012, the following table shows the administration fees — class specific borne directly by each class of each Fund:

	Administration Fees – Class Specific
Share Classes	GNMA	Inflation Protected Bond	Long Duration Bond	Multi-Sector Bond	U.S. Government Bond
BlackRock	$1,384	$52,998	$23,837	–	–
Institutional	61,139	113,190	6,745	$3,187	$22,128
Service	6,096	10,819	–	–	729
Investor A	42,716	117,669	2,137	2,234	82,159
Investor B	867	1,041	–	–	1,142
Investor B1	–	–	–	–	4,911
Investor C	35,176	81,163	–	1,831	13,884
Investor C1	–	–	–	–	15,964
Class R	–	–	–	–	4,929
Total	$147,378	$376,880	$32,719	$7,252	$145,846

BLACKROCK FUNDS II	MARCH 31, 2012	83

Notes to Financial Statements (continued)

During the six months ended March 31, 2012, Multi-Sector Bond and U.S. Government Bond received reimbursements of $99 and $17,914, respectively, from an affiliate, which are included in capital share transactions on the Statements of Changes in Net Assets, relating to processing errors.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the six months ended March 31, 2012, were as follows:

	Purchases	Sales
GNMA	$10,756,098,813	$10,751,026,811
Inflation Protected Bond	–	$8,377,073
Long Duration Bond	$54,044,315	$82,930,527
Multi-Sector Bond	$259,146,741	$345,855,253
U.S. Government Bond	$8,831,430,118	$9,411,816,655

Purchases and sales of US government securities for the six months ended March 31, 2012, were as follows:

	Purchases	Sales
GNMA	$382,905,594	$213,938,317
Inflation Protected Bond	$3,729,337,574	$3,192,586,378
Long Duration Bond	$44,479,103	$79,159,785
Multi-Sector Bond	$48,640,337	$57,497,470
U.S. Government Bond	$6,438,232,780	$6,370,396,906

Purchases and sales of mortgage dollar rolls for the six months ended March 31, 2012, were as follows:

	Purchases	Sales
GNMA	$5,185,437,223	$5,245,890,486
Long Duration Bond	$4,272,809	$4,500,629
Multi-Sector Bond	$150,225,359	$150,331,705
U.S. Government Bond	$2,495,622,877	$2,807,656,449

Transactions in options written for the six months ended March 31, 2012, were as follows:

		GNMA
		Calls		Puts
		Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of period		419,600	$14,996,805	622	419,600	$15,221,604
Options written		–	–	–	264,700	2,090,170
Options expired		–	–	(622)	(104,400)	(3,323,412)
Options closed		(278,500)	(8,672,318)	–	(174,100)	(5,573,704)
Outstanding options, end of period		141,100	$6,324,487	–	405,800	$8,414,658

	Inflation Protected Bond
	Calls			Puts
	Contracts	Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of period	–	731,985	$24,931,178	580	738,685	$25,367,230
Options written	698	505,220	7,800,761	4,807	832,300	9,413,195
Options expired	(698)	(153,685)	(2,995,983)	(1,522)	(269,485)	(6,328,847)
Options closed	–	(640,000)	(19,658,847)	(3,085)	(460,000)	(18,418,908)
Outstanding options, end of period	–	443,520	$10,077,109	780	841,500	$10,032,670

	Long Duration Bond
	Calls			Puts
	Contracts	Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of period	3	44,200	$1,587,500	3	44,200	$1,612,929
Options written	–	–	–	–	38,500	398,110
Options expired	(3)	–	(3,789)	(3)	(15,800)	(491,107)
Options closed	–	(29,200)	(1,002,961)	–	(34,600)	(786,309)
Outstanding options, end of period	–	15,000	$580,750	–	32,300	$733,623

84	BLACKROCK FUNDS II	MARCH 31, 2012

Notes to Financial Statements (continued)

			Multi-Sector Bond
		Calls			Puts
	Contracts	Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of period	30	36,594	$184,217	–	15,230	$219,137
Options written	74	13,085	283,662	99	23,085	599,809
Options expired	(54)	(35,109)	(120,074)	(8)	(16,907)	(200,999)
Options closed	(50)	(11,800)	(303,052)	(91)	(14,608)	(538,902)
Outstanding options, end of period	–	2,770	$44,753	–	6,800	$79,045

			U.S. Government Bond
		Calls			Puts
	Contracts	Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of period	1,740	229,600	$8,682,954	–	378,140	$8,311,657
Options written	1,714	105,600	4,677,899	1,194	330,560	6,500,417
Options expired.	(1,275)	(39,100)	(1,083,414)	(179)	(236,900)	(3,328,782)
Options closed	(2,179)	(263,000)	(11,212,681)	(889)	(224,200)	(8,872,244)
Outstanding options, end of period	–	33,100	$1,064,758	126	247,600	$2,611,048

5. Income Tax Information:

As of September 30, 2011, the following Fund had a capital loss carry forward available to offset future realized capital gains through the indicated expiration dates:

Expires September 30,	U.S. Government Bond
2015	$29,960,827
2018	3,443,608

Total	$33,404,435

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after September 30, 2011 will not be subject to expiration. In addition, any such losses must be utilized prior to the losses incurred in pre-enactment taxable years.

As of March 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	GNMA	Inflation Protected Bond	Long Duration Bond	Multi-Sector Bond	U.S. Government Bond
Tax cost	$2,432,379,440	$4,435,870,500	$226,116,079	$94,071,798	$2,491,586,823
Gross unrealized appreciation	$27,365,580	$331,119,683	$21,510,849	$1,211,026	$18,188,561
Gross unrealized depreciation	(7,577,509)	(11,586,862)	(1,784,944)	(388,941)	(12,274,283)
Net unrealized appreciation	$19,788,071	$319,532,821	$19,725,905	$822,085	$5,914,278

6. Borrowings:

For the six months ended March 31, 2012, the average amount of outstanding transactions considered as borrowings and the daily weighted average interest rates in treasury rolls and reverse repurchase agreements were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
Multi-Sector Bond	$967,785	0.14%
U.S. Government Bond	$49,630,110	0.41%

For the six months ended March 31, 2012, the average amount of borrowings and the daily weighted average interest rates in reverse repurchase agreements were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
GNMA	$143,291,597	0.12%
Long Duration Bond	$2,070,164	0.11%

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010 to November 2011, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement

BLACKROCK FUNDS II	MARCH 31, 2012	85

Notes to Financial Statements (continued)

fees which were allocated to the Funds based on their net assets as of October 31, 2010. The credit agreement, which expired in November 2011, was renewed until November 2012. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2011. The Funds did not borrow under the credit agreement during the six months ended March 31, 2012.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving

8. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

	Six Months Ended March 31, 2012		Year Ended September 30, 2011
GNMA	Shares	Amount	Shares	Amount
BlackRock
Shares sold	1,591,566	$16,508,186	493,781	$5,150,849
Shares issued in reinvestment of dividends and distributions	33,130	342,469	8,323	85,144
Shares redeemed	(909,317)	(9,391,446)	(41,450)	(421,723)
Net increase	715,379	$7,459,209	460,654	$4,814,270

Institutional
Shares sold	13,031,832	$135,475,224	11,117,854	$115,380,929
Shares issued in reinvestment of dividends and distributions	1,056,929	10,954,899	2,371,000	24,207,666
Shares redeemed	(8,056,056)	(83,689,733)	(22,584,316)	(232,582,028)
Net increase (decrease)	6,032,705	$62,740,390	(9,095,462)	$(92,993,433)

Service
Shares sold	2,986,400	$31,009,197	1,860,213	$19,126,257
Shares issued in reinvestment of dividends and distributions	141,210	1,461,500	228,598	2,331,581
Shares redeemed	(873,300)	(9,078,763)	(2,789,569)	(28,790,613)
Net increase (decrease)	2,254,310	$23,391,934	(700,758)	$(7,332,775)

Investor A
Shares sold and automatic conversion of shares	10,539,208	$109,993,719	11,119,463	$115,874,332
Shares issued in reinvestment of dividends and distributions	827,916	8,616,430	1,739,607	17,838,301
Shares redeemed	(6,710,772)	(70,025,588)	(17,359,488)	(179,123,971)
Net increase (decrease)	4,656,352	$48,584,561	(4,500,418)	$(45,411,338)

86	BLACKROCK FUNDS II	MARCH 31, 2012

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2012		Year Ended September 30, 2011
GNMA (concluded)	Shares	Amount	Shares	Amount
Investor B
Shares sold	91,359	$951,777	139,048	$1,440,497
Shares issued in reinvestment of dividends and distributions	14,155	146,748	44,209	450,747
Shares redeemed and automatic conversion of shares	(197,322)	(2,056,242)	(606,780)	(6,271,746)
Net decrease	(91,808)	$(957,717)	(423,523)	$(4,380,502)

Investor C
Shares sold	4,927,731	$51,234,034	4,757,113	$49,427,975
Shares issued in reinvestment of dividends and distributions	626,403	6,486,791	1,480,631	15,086,368
Shares redeemed	(3,419,800)	(35,536,250)	(14,594,524)	(149,983,165)
Net increase (decrease)	2,134,334	$22,184,575	(8,356,780)	$(85,468,822)
Total net increase (decrease)	15,701,272	$163,402,952	(22,616,287)	$(230,772,600)

Inflation Protected Bond
BlackRock
Shares sold	6,089,999	$70,185,655	10,340,134	$114,497,767
Shares issued in reinvestment of dividends and distributions	344,454	3,959,300	2,410,590	26,088,728
Shares redeemed	(5,865,780)	(67,592,946)	(6,123,236)	(67,920,305)
Net increase	568,673	$6,552,009	6,627,488	$72,666,190

Institutional
Shares sold	50,199,534	$590,252,234	73,354,938	$822,556,864
Shares issued in reinvestment of dividends and distributions	979,289	11,473,205	5,731,202	63,257,716
Shares redeemed	(26,736,538)	(314,185,007)	(45,551,212)	(511,937,881)
Net increase	24,442,285	$287,540,432	33,534,928	$373,876,699

Service
Shares sold	1,983,909	$23,302,681	5,400,278	$60,747,650
Shares issued in reinvestment of dividends and distributions	58,503	685,383	436,498	4,815,437
Shares redeemed	(1,678,914)	(19,655,875)	(5,460,501)	(61,857,433)
Net increase	363,498	$4,332,189	376,275	$3,705,654

Investor A
Shares sold	49,030,483	$571,133,889	88,893,756	$991,779,956
Shares issued in reinvestment of dividends and distributions	1,211,706	14,063,645	8,578,412	93,688,783
Shares redeemed	(34,068,519)	(396,634,359)	(88,363,127)	(986,435,012)
Net increase	16,173,670	$188,563,175	9,109,041	$99,033,727

Investor B
Shares sold	105,414	$1,215,904	205,767	$2,273,446
Shares issued in reinvestment of dividends and distributions	4,430	50,981	44,552	481,460
Shares redeemed	(207,621)	(2,387,685)	(487,364)	(5,385,429)
Net decrease	(97,777)	$(1,120,800)	(237,045)	$(2,630,523)

BLACKROCK FUNDS II	MARCH 31, 2012	87

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2012		Year Ended September 30, 2011
Inflation Protected Bond (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	9,268,694	$107,585,730	18,523,975	$206,569,545
Shares issued in reinvestment of dividends and distributions	441,796	5,116,756	3,380,452	36,821,256
Shares redeemed	(6,496,230)	(75,440,204)	(18,482,445)	(204,820,407)
Net increase	3,214,260	$37,262,282	3,421,982	$38,570,394
Total net increase	44,664,609	$523,129,287	52,832,669	$585,222,141

Long Duration Bond
BlackRock
Shares sold	503,026	$5,650,070	3,799,925	$38,822,110
Shares issued in reinvestment of dividends and distributions	967,066	10,904,224	1,497,993	15,658,810
Shares redeemed	(5,311,266)	(61,846,146)	(9,742,940)[1]	(107,641,765)
Net increase (decrease)	(3,841,174)	$(45,291,852)	(4,445,022)	$(53,160,845)

[1] Including (7,479,974) representing redemptions-in-kind.

Institutional
Shares sold	511,805	$5,863,826	4,381,994	$49,510,804
Shares issued in reinvestment of dividends and distributions	265,570	2,984,645	340,694	3,505,474
Shares redeemed	(223,028)	(2,531,156)	(531,020)	(5,619,285)
Net increase	554,347	$6,317,315	4,191,668	$47,396,993

Investor A
Shares sold	591,480	$6,799,891	264,467	$2,859,684
Shares issued in reinvestment of dividends and distributions	122,273	1,375,271	104,654	1,077,218
Shares redeemed	(214,662)	(2,444,171)	(343,474)	(3,676,804)
Net increase	499,091	$5,730,991	25,647	$260,098
Total net decrease	(2,787,736)	$(33,243,546)	(227,707)	$(5,503,754)

Multi-Sector Bond
Institutional
Shares sold	639,843	$6,532,578	811,578	$8,414,042
Shares issued in reinvestment of dividends	46,139	466,714	88,867	915,277
Shares redeemed	(4,473,536)	(45,664,775)	(2,617,526)	(26,903,571)
Net increase (decrease)	(3,787,554)	$(38,665,483)	(1,717,081)	$(17,574,252)

Investor A
Shares sold and automatic conversion of shares	330,354	$3,357,777	948,828	$9,868,886
Shares issued in reinvestment of dividends	53,873	544,367	80,335	826,539
Shares redeemed	(299,404)	(3,046,801)	(1,002,404)	(10,360,698)
Net increase	84,823	$855,343	26,759	$334,727

88	BLACKROCK FUNDS II	MARCH 31, 2012

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2012		Year Ended September 30, 2011
Multi-Sector Bond (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	249,229	$2,539,730	617,207	$6,399,829
Shares issued in reinvestment of dividends	35,871	362,298	55,325	569,414
Shares redeemed	(219,883)	(2,238,851)	(774,281)	(7,960,556)
Net increase (decrease)	65,217	$663,177	(101,749)	$(991,313)

Total net decrease	(3,637,514)	$(37,146,963)	(1,792,071)	$(18,230,838)

			Period July 18, 2011[2] to September 30, 2011
U.S. Government Bond Portfolio			Shares	Amount
BlackRock
Shares transferred in the reorganization[3]	1,198	$13,151	1,260	$13,415
Shares issued in reinvestment of dividends	(2,396)	(26,303)	6	71
Shares redeemed	–	–	(68)	(730)
Net increase (decrease)	(1,198)	$(13,152)	1,198	$12,756

			Year Ended September 30, 2011
			Shares	Amount
Institutional
Shares issued in the reorganization[3]	–	–	3,828,140	$40,756,290
Shares sold	1,568,386	$16,971,669	1,700,417	18,128,546
Shares issued in reinvestment of dividends	279,272	3,004,111	434,519	4,590,587
Shares redeemed	(1,973,456)	(21,317,478)	(6,270,686)	(66,545,754)
Net decrease	(125,798)	$(1,341,698)	(307,610)	$(3,070,331)

Service
Shares issued in the reorganization[3]	–	–	207,046	$2,203,178
Shares sold	37,884	$411,320	221,217	2,336,141
Shares issued in reinvestment of dividends	15,091	162,259	17,454	185,093
Shares redeemed	(337,225)	(3,622,420)	(138,502)	(1,480,583)
Net increase (decrease)	(284,250)	$(3,048,841)	307,215	$3,243,829

Investor A
Shares issued in the reorganization[3]	–	–	50,085,362	$534,526,007
Shares sold and automatic conversion of shares	6,617,894	$71,827,603	5,801,452	62,551,236
Shares issued in reinvestment of dividends	1,333,119	14,374,740	962,445	10,265,352
Shares redeemed	(8,626,802)	(93,438,367)	(11,150,803)	(120,008,457)
Net increase (decrease)	(675,789)	$(7,236,024)	45,698,456	$487,334,138

Investor B
Shares issued in the reorganization[3]	–	–	550,863	$5,860,580
Shares sold	53,283	$575,841	73,866	797,818
Shares issued in reinvestment of dividends	13,721	147,388	21,797	230,498
Shares redeemed and automatic conversion of shares	(286,857)	(3,100,936)	(602,085)	(6,407,623)
Net increase (decrease)	(219,853)	$(2,377,707)	44,441	$481,273

BLACKROCK FUNDS II	MARCH 31, 2012	89

Notes to Financial Statements (concluded)

	Six Months Ended March 31, 2012		Period July 18, 2011[2] to September 30, 2011
U.S. Government Bond Portfolio (concluded)	Shares	Amount	Shares	Amount
Investor B1
Shares transferred in the reorganization[3]	–	–	5,222,761	$55,564,431
Shares sold	183,520	$1,986,377	73,670	798,923
Shares issued in reinvestment of dividends	62,509	671,828	13,212	143,221
Shares redeemed	(1,632,655)	(17,682,296)	(904,962)	(9,825,838)
Net increase (decrease)	(1,386,626)	$(15,024,091)	4,404,681	$46,680,737

			Year Ended September 30, 2011
			Shares	Amount
Investor C
Shares issued in the reorganization[3]	–	–	5,674,303	$60,461,969
Shares sold	1,662,051	$18,036,620	1,626,992	17,585,566
Shares issued in reinvestment of dividends	168,865	1,817,311	152,147	1,614,077
Shares redeemed	(1,876,071)	(20,295,211)	(2,709,675)	(28,997,610)
Net increase (decrease)	(45,155)	$(441,280)	4,743,767	$50,664,002

			Period July 18, 2011[2] to September 30, 2011
			Shares	Amount
Investor C1
Shares transferred in the reorganization[3]	–	–	12,528,040	$133,491,278
Shares sold	948,730	$10,257,613	336,089	3,635,272
Shares issued in reinvestment of dividends	209,114	2,249,619	34,675	376,459
Shares redeemed	(1,443,181)	(15,623,503)	(994,666)	(10,827,067)
Net increase (decrease)	(285,337)	$(3,116,271)	11,904,138	$126,675,942

Class R
Shares transferred in the reorganization[3]	–	–	3,927,725	$41,917,862
Shares sold	707,308	$7,666,426	287,527	3,127,575
Shares issued in reinvestment of dividends	80,730	870,352	17,850	193,895
Shares redeemed	(1,074,359)	(11,637,048)	(537,480)	(5,829,027)
Net increase (decrease)	(286,321)	$(3,100,270)	3,695,622	$39,410,305

Total net increase (decrease)	(3,310,327)	$(35,699,334)	70,491,908	$751,432,651
[2]	Commencement of operations.
[3]	See Note 1 regarding the reorganization.

9. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

On April 10, 2012, the Board approved a proposal to change Multi-Sector Bond’s investment objective from “to seek to maximize total return, consistent with income generation and prudent investment management” to “to seek to provide high current income, with a secondary objective of long-term capital appreciation.” In addition, the Board approved a change in the name of Multi-Sector Bond from “BlackRock Mutli-Sector Bond Portfolio” to “BlackRock Secured Credit Portfolio” and certain changes to its principal investment strategies. These changes are effective on June 30, 2012.

Effective with these changes, Multi-Sector Bond will charge a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of fund shares made within 30 days of purchase.

90	BLACKROCK FUNDS II	MARCH 31, 2012

Officers and Trustees

Robert M. Hernandez, Chairman of the Board and Trustee

Fred G. Weiss, Vice Chairman of the Board and Trustee

Paul L. Audet, Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Honorable Stuart E. Eizenstat, Trustee

Laurence D. Fink, Trustee

Kenneth A. Froot, Trustee

Henry Gabbay, Trustee

John F. O’Brien, Trustee

Roberta Cooper Ramo, Trustee

David H. Walsh, Trustee

John M. Perlowski, President and Chief Executive Officer

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and

    Anti-Money Laundering Officer

Ira P. Shapiro, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisors

BlackRock Financial Management, Inc.

New York, NY 10055

BlackRock International Limited

Edinburgh, Scotland EH3 8JB

Accounting Agent, Co-Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

BLACKROCK FUNDS II	MARCH 31, 2012	91

Additional Information
General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/ edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at http://www.blackrock.com, or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

92	BLACKROCK FUNDS II	MARCH 31, 2012

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS II	MARCH 31, 2012	93

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds
BlackRock ACWI ex-US Index Fund	BlackRock Global Dynamic Equity Fund	BlackRock Mid-Cap Value Equity Portfolio
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
BlackRock Balanced Capital Fund†	BlackRock Global SmallCap Fund	BlackRock Natural Resources Trust
BlackRock Basic Value Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Pacific Fund
BlackRock Capital Appreciation Fund	BlackRock Index Equity Portfolio	BlackRock Russell 1000 Index Fund
BlackRock China Fund	BlackRock India Fund	BlackRock Science & Technology
BlackRock Commodity Strategies Fund	BlackRock International Fund	Opportunities Portfolio
BlackRock Emerging Markets Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Emerging Markets Long/Short	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Fund II
Equity Fund	BlackRock Large Cap Core Fund	BlackRock Small Cap Index Fund
BlackRock Energy & Resources Portfolio	BlackRock Large Cap Core Plus Fund	BlackRock S&P 500 Index Fund
BlackRock Equity Dividend Fund	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Stock Fund
BlackRock EuroFund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Focus Growth Fund	BlackRock Latin America Fund	BlackRock Value Opportunities Fund
BlackRock Global Allocation Fund†	BlackRock Managed Volatility Portfolio†	BlackRock World Gold Fund
BlackRock Global Dividend Income Portfolio	BlackRock Mid-Cap Growth Equity Portfolio
Fixed Income Funds
BlackRock Bond Index Fund	BlackRock High Yield Bond Portfolio	BlackRock Strategic Income
BlackRock Core Bond Portfolio	BlackRock Inflation Protected Bond Portfolio	Opportunities Portfolio
BlackRock CoreAlpha Bond Fund	BlackRock International Bond Portfolio	BlackRock Total Return Fund
BlackRock Emerging Market Debt Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock US Government Bond Portfolio
BlackRock Floating Rate Income Portfolio	BlackRock Low Duration Bond Portfolio	BlackRock US Mortgage Portfolio
BlackRock Global Long/Short Credit Fund	BlackRock Multi-Asset Income Portfolio†	BlackRock World Income Fund
BlackRock GNMA Portfolio	BlackRock Multi-Sector Bond Portfolio
Municipal Bond Funds
BlackRock California Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund
Target Risk & Target Date Funds†

BlackRock Prepared Portfolios	BlackRock Lifecycle	Prepared Portfolios	LifePath Portfolios Retirement		LifePath Index Portfolios Retirement
Conservative Prepared Portfolio	2015	2035	2020	2040	2020	2040
Moderate Prepared Portfolio	2020	2040	2025	2045	2025	2045
Growth Prepared Portfolio	2025	2045	2030	2050	2030	2050
Aggressive Growth Prepared Portfolio	2030	2050	2035	2055	2035	2055

† Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

94	BLACKROCK FUNDS II	MARCH 31, 2012

[THIS PAGE INTENTIONALLY LEFT BLANK.]

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

TAXABLE1-3/12-SAR

March 31, 2012

Semi-Annual Report (Unaudited)

BlackRock Funds II
▶ BlackRock Core Bond Portfolio ▶ BlackRock High Yield Bond Portfolio ▶ BlackRock Low Duration Bond Portfolio

Not FDIC Insured ¡ No Bank Guarantee ¡ May Lose Value

2	BLACKROCK FUNDS II	MARCH 31, 2012

Dear Shareholder

Twelve months ago, risk assets were charging forward, only to be met with a sharp reversal in May 2011 when escalating political strife in Greece rekindled fears about sovereign debt problems spreading across Europe. Concurrently, global economic indicators signaled that the recovery had slowed. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. On August 5, 2011, Standard & Poor’s made history by downgrading the US government’s credit rating, and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as the European debt crisis intensified. Macro news flow became a greater influence on trading decisions than the fundamentals of the securities traded, resulting in high correlations between asset prices. By the end of the third quarter, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries and gold had rallied to historic highs.

October brought enough positive economic data to assuage fears of a global double-dip recession. Additionally, European leaders began to show progress toward stemming the region’s debt crisis. Investors began to reenter the markets, putting risk assets on the road to recovery. Improving investor sentiment carried over into the first several months of 2012. Debt problems in Europe stabilized as policymakers secured a bailout plan for Greece and completed the nation’s debt restructuring without significant market disruptions. While concerns about slowing growth in China and a European recession weighed on the outlook for the global economy, an acceleration of the US recovery lifted sentiment. Several consecutive months of stronger jobs data signaled solid improvement in the US labor market, a pivotal factor for economic growth. Meanwhile, the European Central Bank revived financial markets with additional liquidity through its long-term refinancing operations. The improving market conditions and generally better-than-expected economic news lured investors still holding cash on the sidelines back to risk assets. Stocks, commodities and high yield bonds rallied through the first two months of the year while rising Treasury yields pressured higher-quality fixed income assets. The rally softened in late March, however, as concerns about slowing growth in China were refueled by negative signals from the world’s second-largest economy. Additionally, concerns over the European debt crisis resurfaced given uncertainty around policies for sovereign debt financing in peripheral countries and rising yields in Portugal and Spain.

Thanks in large part to an exceptionally strong first quarter of 2012, risk assets, including equities and high yield bonds, posted solid returns for the 6-month period ended March 31, 2012. On a 12-month basis, US large-cap stocks and high yield bonds delivered positive results, while small-cap stocks finished in slightly negative territory. International and emerging markets, which experienced significant downturns in 2011, lagged the broader rebound. Fixed income securities experienced mixed results, given recent volatility in yields. US Treasury bonds performed particularly well for the 12-month period; however, an early-2012 sell-off resulted in a negative return for the 6–month period. Municipal bonds staged a solid advance over the past year. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

While markets have improved in recent months, considerable headwinds remain. Europe faces a prolonged recession and the financial situations in Italy, Portugal and Spain remain worrisome. Higher oil and gasoline prices along with slowing growth in China and other emerging-market countries weigh heavily on the future of the global economy. But, we believe that with these challenges come opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“While markets have improved in recent months, considerable headwinds remain.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2012
	6-month	12-month
US large cap equities (S&P 500® Index)	25.89%	8.54%
US small cap equities (Russell 2000® Index)	29.83	(0.18)
International equities (MSCI Europe, Australasia, Far East Index)	14.56	(5.77)
Emerging market equities (MSCI Emerging Markets Index)	19.12	(8.81)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.01	0.06
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(1.05)	14.92
US investment grade bonds (Barclays US Aggregate Bond Index)	1.43	7.71
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.16	12.56
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	12.17	6.43

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2012	BlackRock Core Bond Portfolio
Investment Objective

BlackRock Core Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

—	For the six-month period ended March 31, 2012, the Fund outperformed its benchmark, the Barclays US Aggregate Bond Index.

What factors influenced performance?

—

The Fund outperformed its benchmark index as a result of its overweight to non-government spread sectors, which it maintained throughout the six-month period. Spread sectors performed well during the period as US economic data continued to improve and liquidity risk in the euro zone was alleviated by the European Central Bank’s long-term refinancing operations. In particular, an overweight allocation to investment grade credit and security selection among industrial and financial names contributed positively to returns. An overweight in commercial mortgage-backed securities (“CMBS”) helped performance, as did exposure to non-agency residential mortgage-backed securities (“MBS”), which are not represented in the benchmark index. Security selection within agency MBS boosted returns while the sector continued to benefit from muted prepayment activity and speculation that the US Federal Reserve would implement additional monetary easing policies that focus exclusively on agency MBS.

—

The Fund was positioned with a short duration bias (low sensitivity to interest rate movements) as management anticipated a modest uptick in interest rates over the period. This positioning proved beneficial as interest rates began to rise in early 2012.

Describe recent portfolio activity.

—

Throughout the six-month period, the Fund actively managed duration while maintaining a short duration bias. Near the end of the period, the Fund reduced its bias toward the short end of the yield curve, finishing the period with a neutral yield-curve stance versus the benchmark index.

—	The Fund tactically managed investment grade credits throughout the period, cautiously seeking to take advantage of relative value opportunities in industrials and financials. However, following good performance in corporate credit in early 2012, the Fund reduced exposure to the sector toward period end. The Fund also reduced its allocation to MBS while shifting its positioning within the space, primarily by decreasing exposure to lower-coupon issues.

—

The Fund added exposure to CMBS, which continues to benefit from improving commercial real estate markets. Given a relative lack of liquidity in certain sectors of the securitized market, the Fund refrained from adding exposure to non-agency MBS, while adding to the more liquid sectors such as auto loan asset-backed securities (“ABS”).

Describe Fund positioning at period end.

—

At period end, the Fund remained overweight relative to the Barclays US Aggregate Bond Index in non-government spread sectors and generally underweight in government-owned/government-related sectors. Within spread sectors, the Fund’s most significant overweights included investment grade corporate credit, CMBS and ABS. Within the government sectors, the Fund was underweight in US Treasury securities and agency debentures, but held an overweight position in agency MBS. The Fund also held an out-of-index allocation to non-agency residential MBS. The Fund ended the period with a short duration versus the benchmark index.

—

Central bank action in developed markets has contributed much to waning risk aversion and led to a more positive tone in financial markets during the first quarter of 2012. In particular, the US Federal Reserve has further committed to maintaining a zero-interest rate policy for an extended period of time. While it appears that European sovereign debt fears have diminished, risks remain. The Fund seeks to maintain a near-term short duration bias and remains cautiously optimistic with respect to corporate credit opportunities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Percent of
Long-Term
Portfolio Composition	Investments

U.S. Government Sponsored Agency Securities	52%
U.S. Treasury Obligations	17
Corporate Bonds	16
Non-Agency Mortgage-Backed Securities	7
Asset-Backed Securities	5
Foreign Agency Obligations	2
Preferred Securities	1

Percent of
Long-Term
Credit Quality Allocation[1]	Investments

AAA/Aaa[2]	77%
AA/Aa	4
A	7
BBB/Baa	9
BB/Ba	1
B	1
CCC/Caa	1

[1]Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s rating. [2]Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

4	BLACKROCK FUNDS II	MARCH 31, 2012

BlackRock Core Bond Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays US Aggregate Bond Index (the benchmark).
[3]	This unmanaged market-weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.

Performance Summary for the Period Ended March 31, 2012

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	3.23%	2.45%	6.74%	N/A	5.07%	N/A	5.22%	N/A
Institutional	3.12	2.50	6.73	N/A	4.96	N/A	5.09	N/A
Service	2.77	2.24	6.31	N/A	4.65	N/A	4.80	N/A
Investor A	2.69	2.23	6.42	2.11%	4.64	3.78%	4.75	4.32%
Investor B	2.03	1.82	5.42	0.92	3.78	3.43	4.19	4.19
Investor C	2.08	1.87	5.64	4.64	3.79	3.79	3.93	3.93
Class R	2.51	2.19	6.09	N/A	4.34	N/A	4.44	N/A
Barclays US Aggregate Bond Index	–	1.43	7.71	N/A	6.25	N/A	5.80	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[7]
			Including	Excluding		Including		Excluding
			Interest Expense	Interest Expense		Interest Expense		Interest Expense
			and Fees	and Fees		and Fees		and Fees
	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[5]	Ending Account Value March 31, 2012	Expenses Paid During the Period[6]
BlackRock	$1,000.00	$1,024.50	$2.33	$2.28	$1,000.00	$1,022.70	$2.33	$1,022.75	$2.28
Institutional	$1,000.00	$1,025.00	$2.89	$2.84	$1,000.00	$1,022.15	$2.88	$1,022.20	$2.83
Service	$1,000.00	$1,022.40	$4.40	$4.35	$1,000.00	$1,020.65	$4.39	$1,020.70	$4.34
Investor A	$1,000.00	$1,022.30	$4.50	$4.45	$1,000.00	$1,020.55	$4.50	$1,020.60	$4.45
Investor B	$1,000.00	$1,018.20	$8.68	$8.63	$1,000.00	$1,016.40	$8.67	$1,016.45	$8.62
Investor C	$1,000.00	$1,018.70	$8.18	$8.13	$1,000.00	$1,016.90	$8.17	$1,016.95	$8.12
Class R	$1,000.00	$1,021.90	$5.96	$5.91	$1,000.00	$1,019.10	$5.96	$1,019.15	$5.91

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.46% for BlackRock, 0.57% for Institutional, 0.87% for Service, 0.89% for Investor A, 1.72% for Investor B, 1.62% for Investor C and 1.18% for Class R), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.45% for BlackRock, 0.56% for Institutional, 0.86% for Service, 0.88% for Investor A, 1.71% for Investor B, 1.61% for Investor C and 1.17% for Class R), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2012	5

Fund Summary as of March 31, 2012	BlackRock High Yield Bond Portfolio

Investment Objective

BlackRock High Yield Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

—

For the six-month period ended March 31, 2012, the Fund generated positive double-digit returns, but only the Fund’s BlackRock Shares out-performed the benchmark Barclays US Corporate High Yield 2% Issuer Capped Index, while the Fund’s Institutional, Service, Investor A, Investor B, Investor B1, Investor C, Investor C1 and Class R Shares underperformed the benchmark index.

What factors influenced performance?

—

High yield bonds performed well during the six-month period as risk assets broadly rallied on improving global sentiment. The Fund’s under-weight relative to the benchmark index in higher-quality high yield bonds contributed positively to performance as these issues underperformed their lower-rated peers in the risk-market rally. Security selection among middle-tier-quality credits had a positive impact, as did strong selection in the independent energy, electric and consumer service sectors. The Fund’s allocations to common stock and preferred securities also boosted returns as these assets generally outperformed high yield bonds during the period.

—

Relative to the benchmark index, security selection in lower-quality high yield bonds detracted from performance for the period. Weak selection in metals had a negative impact, as did underweight exposure to the cyclical home construction and gaming sectors. Exposure to bank loans also hindered relative returns. Although bank loans advanced during the period, the sector’s gains trailed high yield debt. The Fund held cash as collateral for credit default swap (“CDS”) positions. While holding cash created a drag on returns, this effect was partially offset by positive performance from the CDS transactions.

Describe recent portfolio activity.

—

The Fund maintained a relatively conservative stance through the fourth quarter of 2011. However, the easing of concerns around European sovereign debt problems and improving economic data lifted investor sentiment in early 2012. Accordingly, the Fund added strategic risk in the first quarter as global volatility declined and credit markets rallied. Despite the moderate shift in risk profile, the Fund continued to illustrate a preference for higher-quality issuers with attractive risk-reward characteristics and stable fundamentals over lower-quality and higher-beta (i.e., more sensitive to market volatility) issuers that are less resilient to an economic slowdown. Also during the six-month period, the Fund increased exposure to the technology sector and reduced exposure to the automotive segments.

Describe Fund positioning at period end.

—

At period end, the Fund remained underweight relative to the Barclays US Corporate High Yield 2% Issuer Capped Index in higher-quality issues, while it was overweight in middle-tier-quality and marginally underweight in lower-quality issues. From a sector perspective, the Fund was overweight in independent energy, chemicals and non-captive diversified (financial-related) issues, and underweight in the more consumer-related sectors, including building materials, gaming and retailers.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Percent of
Long-Term
Portfolio Composition	Investments
Corporate Bonds	78%
Floating Rate Loan Interests	13
Common Stocks	5
Preferred Securities	3
Other Interests	1

Percent of
Long-Term
Credit Quality Allocation[1]	Investments
A	1%
BBB/Baa	6
BB/Ba	35
B	40
CCC/Caa	9
Not Rated	9

1Using the higher of S&P’s or Moody’s rating.

6	BLACKROCK FUNDS II	MARCH 31, 2012

BlackRock High Yield Bond Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund invests primarily in non-investment grade bonds with maturities of ten years or less. The Fund normally invests at least 80% of its assets in high yield bonds.
[3]

An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1, at least one year to maturity, and no one issuer represents more than 2 percent of the index.

Performance Summary for the Period Ended March 31, 2012

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	5.96%	12.23%	5.69%	N/A	7.48%	N/A	9.36%	N/A
Institutional	5.92	12.06	5.63	N/A	7.38	N/A	9.24	N/A
Service	5.62	11.86	5.09	N/A	7.01	N/A	8.90	N/A
Investor A	5.39	11.89	5.27	1.01%	7.01	6.15%	8.85	8.40%
Investor B	4.76	11.60	4.52	0.07	6.25	5.96	8.31	8.31
Investor B1	5.08	11.74	4.78	0.82	6.56	6.26	8.37	8.37
Investor C	4.83	11.59	4.50	3.51	6.23	6.23	8.05	8.05
Investor C1	5.04	11.53	4.57	3.58	6.43	6.43	8.28	8.28
Class R	5.26	11.84	4.95	N/A	6.74	N/A	8.61	N/A
Barclays US Corporate High Yield 2% Issuer Capped Index	–	12.17	6.43	N/A	8.27	N/A	9.34	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[5]	Annualized Expense Ratio
BlackRock	$1,000.00	$1,122.30	$2.97	$1,000.00	$1,022.20	$2.83	0.56%
Institutional	$1,000.00	$1,120.60	$3.23	$1,000.00	$1,021.95	$3.08	0.61%
Service	$1,000.00	$1,118.60	$5.40	$1,000.00	$1,019.90	$5.15	1.02%
Investor A	$1,000.00	$1,118.90	$4.87	$1,000.00	$1,020.40	$4.65	0.92%
Investor B	$1,000.00	$1,116.00	$9.05	$1,000.00	$1,016.45	$8.62	1.71%
Investor B1	$1,000.00	$1,117.40	$7.73	$1,000.00	$1,017.70	$7.36	1.46%
Investor C	$1,000.00	$1,115.90	$9.10	$1,000.00	$1,016.40	$8.67	1.72%
Investor C1	$1,000.00	$1,115.30	$8.25	$1,000.00	$1,017.20	$7.87	1.56%
Class R	$1,000.00	$1,118.40	$6.78	$1,000.00	$1,018.60	$6.46	1.28%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

           See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2012	7

Fund Summary as of March 31, 2012	BlackRock Low Duration Bond Portfolio

Investment Objective

BlackRock Low Duration Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

—	For the six-month period ended March 31, 2012, the Fund outperformed its benchmark, the BofA Merrill Lynch 1-3 Year US Corporate & Government Index.

What factors influenced performance?

—

The Fund benefited from its overweight relative to the benchmark index in non-government spread sectors (securities driven by movements in credit risk). Spread sectors performed well during the period as US economic data continued to improve and liquidity risk in the euro zone was alleviated by the European Central Bank’s long-term refinancing operations. A large contribution to performance came from the Fund’s over-weight to investment grade credit. Particularly, the Fund’s holdings of financial names in the banking sector and industrials added to returns. The Fund also benefited from allocations to sectors not represented in the benchmark index including high yield debt and commercial mortgage-backed securities (“CMBS”), which outperformed most other securitized debt sectors during the period.

—

Detracting from performance was the Fund’s extended duration positioning (higher sensitivity to interest rates movements) toward the end of the period when the US Federal Reserve reaffirmed its accommodative stance through 2014, ultimately resulting in rising interest rates as investors became less risk-averse.

Describe recent portfolio activity.

—

The Fund reduced its underweight to US Treasuries late in 2011 and then began increasing the underweight again in the first quarter of 2012. In the fourth quarter of 2011, the Fund reduced corporate credit exposure by selectively rotating out of some higher quality names with little remaining upside potential. However, in the first quarter of 2012, the Fund began meaningfully increasing exposure to corporate credit with a focus on higher-beta (greater sensitivity to market movements) industrial names as well as short-dated financials. The Fund reduced exposure to lower-coupon 30-year mortgage-backed securities (“MBS”) on the back of good performance from those issues, and increased exposure to high-quality CMBS with attractive credit enhancements. The Fund continued to overweight the five-year portion of the yield curve during the period, resulting in a slight increase to its duration stance.

Describe Fund positioning at period end.

—

The Fund ended the period with a slightly longer duration position relative to the BofA Merrill Lynch 1-3 Year US Corporate & Government Index and a yield curve-flattening bias between the two- and five-year points on the US Treasury yield curve. The Fund was overweight in investment grade credit and held out-of-index allocations to high yield debt, agency MBS, CMBS and asset-backed securities. Within the government sectors, the Fund remained underweight in US Treasuries and agency debentures.

—

Central bank action in developed markets has contributed much to waning risk aversion and led to a more positive tone in financial markets during the first quarter of 2012. In particular, the US Federal Reserve has further committed to maintaining a zero-interest rate policy for an extended period of time. While it appears that European sovereign debt fears have diminished, risks remain. The Fund seeks to maintain a near-term long duration bias and remains cautiously optimistic with respect to corporate credit opportunities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Corporate Bonds	47%
Non-Agency Mortgage-Backed Securities	15
U.S. Government Sponsored Agency Securities	14
Asset-Backed Securities	12
U.S. Treasury Obligations	10
Taxable Municipal Bonds	1
Foreign Government Obligations	1

Percent of
Long-Term
Credit Quality Allocation[1]	Investments
AAA/Aaa[2]	46%
AA/Aa	7
A	18
BBB/Baa	20
BB/Ba	7
B	1
Not Rated	1
[1]Using the higher of S&P’s or Moody’s rating. [2]Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

8	BLACKROCK FUNDS II	MARCH 31, 2012

BlackRock Low Duration Bond Portfolio
Total Return Based on a $10,000 Investment

[1]    Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]   The Fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±1 year of the duration of the BofA Merrill Lynch 1-3 Year US Corporate & Government Index.

[3]    An unmanaged index comprised of investment grade corporate bonds and US Government Agency and US Treasury securities with maturities ranging from 1 to 3 years.

Performance Summary for the Period Ended March 31, 2012

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	2.79%	2.78%	3.28%	N/A	3.46%	N/A	3.40%	N/A
Institutional	2.75	2.76	3.24	N/A	3.42	N/A	3.32	N/A
Service	2.38	2.46	2.78	N/A	3.06	N/A	2.99	N/A
Investor A	2.34	2.47	2.77	0.49%	3.04	2.57%	2.96	2.72%
Investor A1	2.53	2.55	2.95	1.90	3.20	3.00	3.13	3.02
Investor B	1.58	2.19	2.09	(2.41)	2.28	1.92	2.43	2.43
Investor B3	1.56	2.11	1.98	(2.02)	2.20	1.84	2.11	2.11
Investor C	1.68	2.21	2.03	1.03	2.28	2.28	2.20	2.20
Investor C2	2.26	2.40	2.64	1.64	2.91	2.91	2.81	2.81
Investor C3	1.62	2.18	2.07	1.07	2.22	2.22	2.11	2.11
Class R	1.99	2.23	2.27	N/A	2.50	N/A	2.41	N/A
BofA Merrill Lynch 1-3 Year US Corporate & Government Index	–	0.69	1.82	N/A	3.74	N/A	3.61	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.  Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[5]	Ending Account Value March 31, 2012	Expenses Paid During the Period[6]
BlackRock	$1,000.00	$1,027.80	$2.13	$2.08	$1,000.00	$1,022.90	$2.12	$1,022.95	$2.07
Institutional	$1,000.00	$1,027.60	$2.33	$2.28	$1,000.00	$1,022.70	$2.33	$1,022.75	$2.28
Service	$1,000.00	$1,024.60	$4.20	$4.15	$1,000.00	$1,020.85	$4.19	$1,020.90	$4.14
Investor A	$1,000.00	$1,024.70	$4.15	$4.10	$1,000.00	$1,020.90	$4.14	$1,020.95	$4.09
Investor A1	$1,000.00	$1,025.50	$3.29	$3.24	$1,000.00	$1,021.75	$3.29	$1,021.80	$3.23
Investor B	$1,000.00	$1,021.90	$7.99	$7.94	$1,000.00	$1,017.10	$7.97	$1,017.15	$7.92
Investor B3	$1,000.00	$1,021.10	$8.74	$8.69	$1,000.00	$1,016.35	$8.72	$1,016.40	$8.67
Investor C	$1,000.00	$1,022.10	$7.79	$7.73	$1,000.00	$1,017.30	$7.77	$1,017.35	$7.72
Investor C2	$1,000.00	$1,024.00	$4.81	$4.76	$1,000.00	$1,020.25	$4.80	$1,020.30	$4.75
Investor C3	$1,000.00	$1,021.80	$8.04	$7.99	$1,000.00	$1,017.05	$8.02	$1,017.10	$7.97
Class R	$1,000.00	$1,022.30	$6.47	$6.42	$1,000.00	$1,018.60	$6.46	$1,018.65	$6.41

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.42% for BlackRock, 0.46% for Institutional, 0.83% for Service, 0.82% for Investor A, 0.65% for Investor A1, 1.58% for Investor B, 1.73% for Investor B3, 1.54% for Investor C, 0.95% for Investor C2, 1.59% for Investor C3 and 1.28% for Class R), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.41% for BlackRock, 0.45% for Institutional, 0.82% for Service, 0.81% for Investor A, 0.64% for Investor A1, 1.57% for Investor B, 1.72% for Investor B3, 1.53% for Investor C, 0.94% for Investor C2, 1.58% for Investor C3 and 1.27% for Class R), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

           See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2012	9

About Fund Performance

—	BlackRock and Institutional Shares are not subject to any sales charge. BlackRock and Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

—	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee).

—

Investor A Shares incur a maximum initial sales charge (front-end load) of 4.00% for all Funds included in this report, except for BlackRock Low Duration Bond Portfolio (“Low Duration Bond”), which incurs an initial sales charge of 2.25%. Investor A shares are subject to a service fee of 0.25% per year (but no distribution fee).

—

Investor A1 Shares incur a maximum initial sales charge (front-end load) of 1.00% and a service fee of 0.10% per year (but no distribution fee). Prior to October 2, 2006, Low Duration Bond Investor A1 Shares’ performance results are those of Institutional Shares (which have no distribution fee or service fees) restated to reflect Investor A1 Shares’ fees.

—

Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately seven years. (There is no initial sales charge for automatic share conversions). All returns for periods greater than seven years reflect this conversion.

—

Investor B1 Shares are subject to a maximum CDSC of 4.00% declining to 0% after six years and a distribution fee of 0.50% per year and a service fee of 0.25% per year. Prior to October 2, 2006, BlackRock High Yield Bond Portfolio’s (“High Yield Bond”) Investor B1 Shares’ performance results are those of Institutional Shares (which have no distribution fee or service fees) restated to reflect Investor B1 Shares’ fees.

—

Investor B3 Shares are subject to a maximum CDSC of 4%, declining to 0% after six years. In addition, Investor B3 Shares are subject to a distribution fee of 0.65% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions). Prior to July 18, 2011, Low Duration Bond’s Investor B3 Shares’ performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor B3 Shares’ fees.

—

Investor C, Investor C1, Investor C2 and C3 Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, Investor C, Investor C1, Investor C2 and Investor C3 Shares are subject to a distribution fee of 0.75%, 0.55%, 0.30% and 0.65% per year, respectively, and a service fee of 0.25%, 0.25%, 0.10% and 0.25% per year, respectively. Prior to October 2, 2006, High Yield Bond’s Investor C1 Shares’ performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C1 Shares’ fees. Prior to October 2, 2006, Low Duration Bond’s Investor C2 Shares’ performance results were those of Institutional Shares (which have no distribution fee or service fees) restated to reflect Investor C2 Shares’ fees. Prior to July 18, 2011, Low Duration Bond’s Investor C3 Shares’ performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C3 Shares’ fees.

—

Class R Shares are not subject to any sales charge (front-end load) or deferred sales charge. Class R Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement and other similar plans. Prior to October 2, 2006, High Yield Bond’s and BlackRock Core Bond Portfolio’s Class R Shares’ performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Shares’ fees. Prior to July 18, 2011, Low Duration Bond’s Class R Shares’ performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Shares’ fees.

Investor A1, B, B1, B3, C1, C2 and C3 Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data does not reflect this potential fee. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Funds’ investment advisor, BlackRock Advisors, LLC (the “Manager”), waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 3 of the Notes to Financial Statements for additional information on waivers and reimbursements. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

10	BLACKROCK FUNDS II	MARCH 31, 2012

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2011 and held through March 31, 2012) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance their yields and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage through entering into reverse repurchase agreements and treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Funds pay higher short-term interest rates whereas the Funds’ total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Funds’ NAV positively or negatively in addition to the impact on the Funds’ performance from leverage and borrowings discussed above.

The use of leverage may enhance opportunities for increased income to the Funds, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

BLACKROCK FUNDS II	MARCH 31, 2012	11

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, credit, equity, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument.

The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Funds can realize on an investment, may result in lower dividends paid to shareholders or may cause the Funds to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

12	BLACKROCK FUNDS II	MARCH 31, 2012

Schedule of Investments March 31, 2012 (Unaudited)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value

321 Henderson Receivables I LLC:
Series 2010-1A, Class A, 5.56%, 8/15/35 (a)	USD 10,987	$ 11,949,301
Series 2010-2A, Class A, 4.07%, 1/15/28 (a)	2,618	2,666,757
Series 2010-3A, Class A, 3.82%, 1/15/32 (a)	8,793	8,786,596
Series 2012-1A, Class A, 4.21%, 8/15/41 (a)	4,280	4,318,784
AEP Texas Central Transition Funding LLC, Series 2012-1, Class A3, 2.84%, 12/01/24	9,905	9,784,931
AH Mortgage Advance Trust, Series SART-3, Class 1A1, 2.98%, 3/13/13 (a)	4,825	4,829,460
AmeriCredit Automobile Receivables Trust:
Series 2010-4, Class B, 1.99%, 12/08/13	9,500	9,587,932
Series 2011-5, Class C, 3.44%, 10/08/15	3,450	3,518,305
CarMax Auto Owner Trust:
Series 2012-1, Class B, 1.76%, 1/15/16	1,810	1,802,362
Series 2012-1, Class C, 2.20%, 1/15/16	1,085	1,080,225
Series 2012-1, Class D, 3.09%, 1/15/16	1,360	1,354,127
CenterPoint Energy Transition Bond Co. LLC, Series 2012-1, Class A3, 3.03%, 10/15/24	9,650	9,714,322
Conseco Financial Corp., Series 1996-7, Class A6, 7.65%, 10/15/27 (b)	313	318,349
Countrywide Asset-Backed Certificates:
Series 2004-14, Class A4, 0.52%, 6/25/35 (b)	220	218,471
Series 2007-12, Class 2A1, 0.59%, 5/25/29 (b)	1,535	1,510,449
Credit Acceptance Auto Loan Trust, Series 2010-1, Class A, 2.06%, 4/16/18 (a)	10,920	10,908,368
DT Auto Owner Trust, Series 2011-3A, Class C, 4.03%, 2/15/14 (a)	2,105	2,105,743
Ford Credit Floorplan Master Owner Trust:
Series 2010-5, Class C, 2.07%, 9/15/13 (a)	2,910	2,931,182
Series 2010-5, Class D, 2.41%, 9/15/13 (a)	1,560	1,571,157
Series 2011-2, Class C, 2.37%, 9/15/13	3,710	3,715,887
Series 2011-2, Class D, 2.86%, 9/15/13	2,575	2,578,893
Series 2012-1, Class B, 1.14%, 1/15/14 (b)	1,490	1,490,340
Series 2012-1, Class C, 1.74%, 1/15/14 (b)	4,150	4,151,882
Series 2012-1, Class D, 2.34%, 1/15/14 (b)	3,890	3,892,471
Series 2012-2, Class B, 2.32%, 1/15/17	2,125	2,116,096
Series 2012-2, Class C, 2.86%, 1/15/17	980	973,851
Series 2012-2, Class D, 3.51%, 1/15/17	1,725	1,714,257
Globaldrive BV, Series 2008-2, Class A, 4.00%, 10/20/16	EUR 2,464	3,313,793

Asset-Backed Securities	Par (000)	Value

GSAA Trust:
Series 2005-11, Class 2A1, 0.52%, 10/25/35 (b)	USD 4,289	$ 3,253,525
Series 2006-5, Class 2A1, 0.31%, 3/25/36 (b)	1,265	580,291
Home Equity Asset Trust, Series 2007-2, Class 2A1, 0.35%, 7/25/37 (b)	2,959	2,897,557
Hyundai Auto Receivables Trust, Series 2012-A, Class D, 2.61%, 3/15/16	2,420	2,413,486
IFC SBA Loan-Backed Adjustable Rate Certificate, Series 1997-1, Class A, 1.25%, 1/15/24 (a)(b)	156	124,711
Nelnet Student Loan Trust, Series 2008-3, Class A4, 2.14%, 11/25/17 (b)	5,310	5,473,273
Option One Mortgage Loan Trust, Series 2007-5, Class 2A1, 0.33%, 5/25/37 (b)	575	569,958
PFS Financing Corp., Series 2012-AA, Class A, 1.44%, 2/17/14 (a)(b)	4,160	4,160,416
Santander Consumer Acquired Receivables Trust:
Series 2011-S1A, Class B, 1.66%, 6/15/13 (a)	6,671	6,615,956
Series 2011-S1A, Class C, 2.01%, 6/15/13 (a)	4,483	4,443,296
Series 2011-WO, Class B, 2.32%, 1/15/14 (a)	18,477	18,477,552
Series 2011-WO, Class C, 3.19%, 8/15/14 (a)	6,140	6,130,113
Santander Drive Auto Receivables Trust:
Series 2010-3, Class B, 2.05%, 5/15/15	10,080	10,092,457
Series 2010-B, Class B, 2.10%, 9/15/14 (a)	7,630	7,669,275
Series 2010-B, Class C, 3.02%, 10/17/16 (a)	7,890	7,841,204
Series 2011-S1A, Class B, 1.48%, 7/15/13 (a)	3,589	3,580,703
Series 2011-S1A, Class D, 3.10%, 3/15/13 (a)	6,722	6,706,277
Series 2012-1, Class B, 2.72%, 8/15/14	2,110	2,145,614
Series 2012-1, Class C, 3.78%, 6/15/15	2,845	2,910,492
Series 2012-2, Class C, 3.20%, 9/15/15	1,525	1,528,324
Series 2012-2, Class D, 3.87%, 1/15/16	2,315	2,322,843
Scholar Funding Trust, Series 2011-A, Class A, 1.45%, 7/28/34 (a)(b)	11,407	10,971,821
SLM Student Loan Trust:
Series 2003-B, Class A2, 0.87%, 3/15/22 (b)	5,846	5,659,883
Series 2004-B, Class A2, 0.67%, 6/15/21 (b)	2,307	2,209,479
Series 2005-B, Class A2, 0.65%, 3/15/23 (b)	4,409	4,226,245

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AKA	Also Known As	LIBOR	London Interbank Offered Rate
	AUD	Australian Dollar	NOK	Norwegian Krone
	CAD	Canadian Dollar	RB	Revenue Bonds
	DIP	Debtor In Possession	PHP	Philippine Peso
	ETF	Exchange Traded Fund	SGD	Singapore Dollar
	EUR	Euro	SPDR	Standard & Poor’s Depositary
	FKA	Formerly Known As		Receipts
	GBP	British Pound	TBA	To-be-announced
	JPY	Japanese Yen	USD	US Dollar
	GO	General Obligation Bonds

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	13

Schedule of Investments (continued)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value

Series 2008-5, Class A3, 1.86%, 1/25/18 (b)	USD 10,065	$ 10,281,210
Series 2008-5, Class A4, 2.26%, 7/25/23 (b)	7,925	8,208,490
Series 2012-A, Class A1, 1.64%, 4/15/16 (a)(b)	3,088	3,093,008
Structured Asset Securities Corp.:
Series 2003-AL1, Class A, 3.36%, 4/25/31 (a)	1,352	1,308,528
Series 2007-BC1, Class A2, 0.29%, 2/25/37 (b)	549	532,697
Structured Receivables Finance LLC, Series 2010-B, Class A, 3.73%, 2/16/26 (a)	5,202	5,233,581
U.S. Small Business Administration, Series 2003-10A, Class 1, 4.63%, 3/10/13	2,524	2,596,085

Total Asset-Backed Securities – 8.1%		267,162,641

Corporate Bonds

Auto Components – 0.1%
BorgWarner, Inc., 4.63%, 9/15/20	2,875	3,073,251

Building Products – 0.0%
Lafarge SA, 7.13%, 7/15/36	1,454	1,341,203

Capital Markets – 1.8%
Credit Suisse AG, 5.40%, 1/14/20	2,275	2,342,017
Credit Suisse AG/Guernsey:
1.63%, 3/06/15 (a)	11,620	11,592,397
2.60%, 5/27/16 (a)	5,660	5,770,387
The Goldman Sachs Group, Inc., 5.75%, 1/24/22	19,510	20,070,717
Morgan Stanley:
6.25%, 8/28/17	3,330	3,506,658
5.63%, 9/23/19	5,600	5,535,146
5.50%, 7/28/21	3,190	3,117,536
UBS AG, 2.25%, 3/30/17 (a)	7,055	7,037,793
		58,972,651

Chemicals – 0.1%
The Dow Chemical Co., 4.13%, 11/15/21	3,050	3,137,672

Commercial Banks – 2.6%
DnB NOR Boligkreditt AS, 2.90%, 3/29/16 (a)	27,075	27,972,320
HSBC Bank Brasil SA - Banco Multiplo, 4.00%, 5/11/16 (a)	14,280	14,387,100
HSBC Bank Plc, 3.10%, 5/24/16 (a)	6,830	6,957,120
HSBC Holdings Plc, 6.10%, 1/14/42	2,655	3,089,156
Sparebank 1 Boligkreditt AS:
1.25%, 10/25/13 (a)	17,230	17,325,954
2.30%, 6/30/17	8,650	8,620,590
Wells Fargo & Co., 3.50%, 3/08/22	9,495	9,347,533
		87,699,773

Consumer Finance – 0.9%
Capital One Financial Corp., 4.75%, 7/15/21	8,565	9,012,281
Discover Bank:
8.70%, 11/18/19	3,035	3,776,727
7.00%, 4/15/20	715	820,431
SLM Corp.:
0.86%, 1/27/14 (b)	6,750	6,447,175
5.08%, 1/31/14 (b)	3,850	3,976,665
6.25%, 1/25/16	6,974	7,252,960
		31,286,239

Corporate Bonds	Par (000)	Value

Diversified Financial Services – 2.4%
Bank of America Corp.:
6.50%, 8/01/16	USD 2,760	$ 3,034,576
3.88%, 3/22/17	4,875	4,901,886
7.63%, 6/01/19	2,850	3,286,381
5.70%, 1/24/22	2,155	2,281,249
The Bear Stearns Cos. LLC, 6.95%, 8/10/12	3,575	3,655,716
BP Capital Markets Plc:
3.88%, 3/10/15	1,200	1,286,990
3.13%, 10/01/15	3,380	3,572,552
Citigroup, Inc.:
5.00%, 9/15/14	2,855	2,956,721
4.59%, 12/15/15	17,130	18,039,603
General Electric Capital Corp.:
0.70%, 4/10/12 (b)	1,025	1,025,087
5.30%, 2/11/21	2,665	2,886,283
JPMorgan Chase & Co., 3.15%, 7/05/16	4,362	4,496,629
JPMorgan Chase Bank, N.A.:
6.00%, 7/05/17	17,085	19,360,722
6.00%, 10/01/17	1,940	2,219,769
Northern Rock Asset Management Plc, 5.63%, 6/22/17 (a)	2,970	3,180,445
Osprey Trust/Osprey I, Inc., 7.80%, 1/15/49 (a)(b)(c)(d)	2,375	–
Woodside Finance Ltd., 4.60%, 5/10/21 (a)	2,085	2,168,586

		78,353,195

Diversified Telecommunication Services – 1.0%
Verizon Communications, Inc.:
3.50%, 11/01/21	4,350	4,450,320
6.40%, 2/15/38	6,041	7,317,560
Virgin Media Secured Finance Plc, 6.50%, 1/15/18	19,931	21,650,049

		33,417,929

Electric Utilities – 1.3%
Alabama Power Co., 3.95%, 6/01/21	4,490	4,785,478
Carolina Power & Light Co., 5.30%, 1/15/19	2,425	2,851,276
The Cleveland Electric Illuminating Co.:
8.88%, 11/15/18	1,191	1,572,421
5.95%, 12/15/36	1,270	1,365,808
Duke Energy Carolinas LLC, 4.25%, 12/15/41	3,240	3,232,746
Florida Power & Light Co.:
5.95%, 2/01/38	1,410	1,772,412
5.69%, 3/01/40	400	490,367
Florida Power Corp., 5.90%, 3/01/33	780	939,282
Georgia Power Co., 3.00%, 4/15/16	4,115	4,351,884
Jersey Central Power & Light Co., 7.35%, 2/01/19	2,500	3,128,295
MidAmerican Energy Holdings Co.:
5.95%, 5/15/37	3,325	3,883,131
6.50%, 9/15/37	875	1,093,231
PacifiCorp:
5.50%, 1/15/19	3,600	4,228,391
6.25%, 10/15/37	4,200	5,351,808
Southern California Edison Co., 5.95%, 2/01/38	1,000	1,260,688
Trans-Allegheny Interstate Line Co., 4.00%, 1/15/15 (a)	2,605	2,749,807

		43,057,025

Electronic Equipment, Instruments & Components – 0.5%
Jabil Circuit, Inc., 8.25%, 3/15/18	13,030	15,147,375

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	MARCH 31, 2012

Schedule of Investments (continued)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Energy Equipment & Services – 0.7%
Ensco Plc:
3.25%, 3/15/16	USD 1,740	$ 1,815,271
4.70%, 3/15/21	3,632	3,918,499
Transocean, Inc.:
5.05%, 12/15/16	7,350	7,871,306
6.50%, 11/15/20	3,500	3,913,434
6.38%, 12/15/21	5,900	6,638,491

		24,157,001

Food & Staples Retailing – 0.0%
Wal-Mart Stores, Inc., 5.63%, 4/01/40	1,177	1,413,575

Food Products – 1.0%
Kraft Foods, Inc.:
6.50%, 8/11/17	10,565	12,744,824
6.50%, 2/09/40	3,510	4,319,171
Tyson Foods, Inc., 10.50%, 3/01/14	13,030	15,114,800

		32,178,795

Gas Utilities – 0.1%
KeySpan Gas East Corp., 5.82%, 4/01/41 (a)	2,485	2,970,492

Health Care Equipment & Supplies – 0.7%
Boston Scientific Corp.:
4.50%, 1/15/15	1,805	1,936,249
6.25%, 11/15/15	10,860	11,992,426
6.40%, 6/15/16	1,555	1,790,321
5.13%, 1/12/17	6,311	6,949,484

		22,668,480

Health Care Providers & Services – 0.1%
UnitedHealth Group, Inc., 3.38%, 11/15/21	1,380	1,416,520
WellPoint, Inc., 5.25%, 1/15/16	1,515	1,697,959

		3,114,479

Hotels, Restaurants & Leisure – 0.2%
Wyndham Worldwide Corp., 4.25%, 3/01/22	6,080	5,960,376

Independent Power Producers & Energy Traders – 0.3%
Constellation Energy Group, Inc., 7.60%, 4/01/32	1,450	1,885,220
Ipalco Enterprises, Inc., 5.00%, 5/01/18	7,350	7,313,250

		9,198,470

Insurance – 3.2%
Allianz Finance II BV, 5.75%, 7/08/41 (b)	EUR 3,400	4,290,188
American International Group, Inc.:
3.80%, 3/22/17	USD 7,542	7,636,697
5.45%, 5/18/17	3,790	4,074,402
AXA SA, 5.25%, 4/16/40 (b)	EUR 1,950	2,225,193
Berkshire Hathaway Finance Corp., 4.75%, 5/15/12	USD 3,290	3,306,387
Fairfax Financial Holdings Ltd., 5.80%, 5/15/21 (a)	3,479	3,320,556
Hartford Financial Services Group, Inc., 6.00%, 1/15/19	3,125	3,413,616
Hartford Life Global Funding Trusts, 0.65%, 6/16/14 (b)	12,800	12,154,918
Lincoln National Corp., 7.00%, 6/15/40	2,500	2,936,035
Manulife Financial Corp., 3.40%, 9/17/15	11,650	11,992,335
Metropolitan Life Global Funding I:
2.88%, 9/17/12 (a)	1,100	1,110,194
2.50%, 1/11/13 (a)	11,365	11,483,344
5.13%, 6/10/14 (a)	3,625	3,936,554
Muenchener Rueckversicherungs AG, 6.00%, 5/26/41 (b)	EUR 2,500	3,302,778
New York Life Global Funding, 5.25%, 10/16/12 (a)	USD 4,825	4,944,635

Corporate Bonds	Par (000)	Value

Insurance (concluded)
Pricoa Global Funding I, 5.40%, 10/18/12 (a)	USD 3,950	$ 4,049,927
Prudential Financial, Inc.:
5.80%, 6/15/12	2,250	2,272,439
4.75%, 9/17/15	7,995	8,678,644
7.38%, 6/15/19	2,760	3,411,683
5.38%, 6/21/20	3,470	3,886,605
4.50%, 11/15/20	4,840	5,134,945

		107,562,075

Life Sciences Tools & Services – 0.0%
Life Technologies Corp., 6.00%, 3/01/20	635	726,458

Media – 3.0%
CBS Corp.:
4.63%, 5/15/18	1,635	1,780,260
8.88%, 5/15/19	3,650	4,795,487
5.75%, 4/15/20	2,610	3,000,654
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22	2,050	2,971,840
Comcast Corp.:
5.88%, 2/15/18	4,079	4,827,362
6.95%, 8/15/37	3,155	3,994,463
COX Communications, Inc., 8.38%, 3/01/39 (a)	8,375	11,791,632
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
6.38%, 3/01/41	4,180	4,717,385
5.15%, 3/15/42 (a)	1,920	1,870,433
Discovery Communications LLC, 3.70%, 6/01/15	1,990	2,130,516
The Interpublic Group of Cos., Inc., 10.00%, 7/15/17	13,030	14,919,350
NBCUniversal Media LLC:
5.15%, 4/30/20	9,964	11,277,305
4.38%, 4/01/21	7,510	8,044,299
News America, Inc.:
7.75%, 1/20/24	1,285	1,486,228
8.50%, 2/23/25	2,595	3,225,048
7.63%, 11/30/28	850	980,102
TCI Communications, Inc., 7.88%, 2/15/26	2,540	3,303,316
Time Warner Cable, Inc.:
5.88%, 11/15/40	5,060	5,452,039
5.50%, 9/01/41	4,450	4,661,500
Time Warner, Inc.:
4.70%, 1/15/21	2,170	2,370,777
6.10%, 7/15/40	1,440	1,611,586

		99,211,582

Metals & Mining – 0.3%
Cliffs Natural Resources, Inc., 6.25%, 10/01/40	770	817,684
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/01/22	4,670	4,485,152
Newcrest Finance Pty Ltd., 4.45%, 11/15/21 (a)	3,070	3,101,483

		8,404,319

Multiline Retail – 0.5%
Macy’s Retail Holdings, Inc.:
5.90%, 12/01/16	7,875	9,036,964
7.45%, 7/15/17	5,326	6,465,844

		15,502,808

Multi-Utilities – 0.3%
CenterPoint Energy, Inc., 6.50%, 5/01/18	1,500	1,764,758
Dominion Resources, Inc., 1.95%, 8/15/16	5,432	5,506,728

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	15

Schedule of Investments (continued)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Multi-Utilities (concluded)
SCANA Corp., 4.13%, 2/01/22	USD 2,000	$2,001,008

		9,272,494

Oil, Gas & Consumable Fuels – 2.6%
Anadarko Petroleum Corp.:
5.95%, 9/15/16	13,025	15,016,483
6.38%, 9/15/17	6,357	7,553,495
CenterPoint Energy Resources Corp., 6.15%, 5/01/16	2,100	2,419,631
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/01/20	2,440	2,726,698
Enterprise Products Operating LLC:
6.30%, 9/15/17	4,800	5,658,614
6.13%, 10/15/39	4,520	5,090,212
Kinder Morgan Energy Partners LP:
6.55%, 9/15/40	1,145	1,282,406
6.38%, 3/01/41	1,630	1,789,090
Marathon Petroleum Corp., 6.50%, 3/01/41	7,876	8,507,970
Nexen, Inc., 7.50%, 7/30/39	11,705	14,372,008
Noble Holding International Ltd., 5.25%, 3/15/42	2,950	2,930,604
Pride International, Inc., 6.88%, 8/15/20	2,435	2,969,397
Rockies Express Pipeline LLC, 3.90%, 4/15/15 (a)	8,192	7,536,640
Western Gas Partners LP, 5.38%, 6/01/21	7,080	7,589,760

		85,443,008

Paper & Forest Products – 0.7%
Georgia-Pacific LLC, 8.25%, 5/01/16 (a)	13,030	14,371,412
International Paper Co.:
7.50%, 8/15/21	600	756,305
4.75%, 2/15/22	3,655	3,851,687
6.00%, 11/15/41	3,810	4,135,645

		23,115,049

Pharmaceuticals – 0.2%
Teva Pharmaceutical Finance Co. BV, 3.65%, 11/10/21	1,750	1,771,488
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21	4,250	4,302,186

		6,073,674

Real Estate Investment Trusts (REITs) – 0.5%
ERP Operating LP, 4.63%, 12/15/21	4,355	4,585,541
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21	2,720	2,744,385
Vornado Realty LP, 5.00%, 1/15/22	10,505	10,733,484

		18,063,410

Real Estate Management & Development – 0.1%
WEA Finance LLC, 4.63%, 5/10/21 (a)	3,115	3,151,112

Road & Rail – 0.2%
Burlington Northern Santa Fe LLC, 5.75%, 5/01/40	5,030	5,742,907

Software – 0.1%
Oracle Corp., 5.38%, 7/15/40	3,900	4,509,449

Tobacco – 0.2%
Philip Morris International, Inc.:
4.88%, 5/16/13	2,965	3,109,662
6.88%, 3/17/14	900	1,009,134
4.50%, 3/26/20	2,800	3,138,618

		7,257,414

Wireless Telecommunication Services – 1.0%
America Movil SAB de CV, 2.38%, 9/08/16	7,285	7,374,788
Crown Castle Towers LLC, 6.11%, 1/15/20 (a)	16,615	18,466,376
Rogers Communications, Inc., 6.25%, 6/15/13	2,625	2,791,554

Corporate Bonds	Par (000)		Value

Wireless Telecommunication Services (concluded)
SBA Tower Trust, 5.10%, 4/15/17 (a)	USD	3,490	$3,766,544

			32,399,262

Total Corporate Bonds – 26.7%			883,583,002

Foreign Agency Obligations

Eksportfinans ASA, 5.50%, 5/25/16		1,835	1,796,269
Hydro Quebec:
9.40%, 2/01/21		3,890	5,701,853
8.40%, 1/15/22		7,595	10,717,586
8.05%, 7/07/24		18,860	27,145,519
Korea Electric Power Corp., 5.13%, 4/23/34 (a)		75	77,438
Kreditanstalt fuer Wiederaufbau, 1.38%, 7/15/13		6,400	6,475,520
Petrobras International Finance Co.:
3.88%, 1/27/16		14,340	15,094,327
5.75%, 1/20/20		20,420	22,621,276

Total Foreign Agency Obligations – 2.7%			89,629,788

Foreign Government Obligations

Italy – 0.6%
Buoni Poliennali Del Tesoro, 5.00%, 3/01/22	EUR	14,000	18,492,645

Mexico – 0.3%
United Mexican States:
5.63%, 1/15/17	USD	4,800	5,551,200
5.13%, 1/15/20		1,850	2,122,875
7.50%, 4/08/33		640	889,600

			8,563,675

Poland – 0.1%
Republic of Poland, 5.13%, 4/21/21		2,970	3,171,960

Russia – 0.0%
Russian Federation, 4.50%, 4/04/22 (a)		1,800	1,794,600

Total Foreign Government Obligations – 1.0%			32,022,880

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations – 3.5%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-7, Class 4A, 2.79%, 10/25/34 (b)		940	901,769
Countrywide Alternative Loan Trust:
Series 2005-20CB, Class 3A3, 5.50%, 7/25/35		522	521,331
Series 2005-21CB, Class A17, 6.00%, 6/25/35		20,431	19,037,330
Series 2006-OA21, Class A1, 0.43%, 3/20/47 (b)		3,882	2,080,112
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2004-29, Class 1A1, 0.78%, 2/25/35 (b)		986	817,081
Series 2006-OA5, Class 2A1, 0.44%, 4/25/36 (b)		4,651	2,624,752
Series 2006-OA5, Class 3A1, 0.44%, 4/25/46 (b)		5,968	3,801,346
Series 2007-J3, Class A10, 6.00%, 7/25/37		15,956	13,292,866

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	MARCH 31, 2012

Schedule of Investments (continued)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)	Value

Collateralized Mortgage Obligations (concluded)
Credit Suisse Mortgage Capital Certificates:
Series 2011-2R, Class 2A1, 2.69%, 7/27/36 (a)(b)	USD 8,129	$7,798,510
Series 2011-4R, Class 5A1, 5.21%, 5/27/36 (a)(b)	12,372	11,744,636
Series 2011-4R, Class 6A1, 2.74%, 5/27/36 (a)(b)	2,591	2,437,693
Deutsche Alt-A Securities, Inc., Series 2006-OA1, Class A1, 0.44%, 2/25/47 (b)	652	388,712
First Horizon Asset Securities, Inc., Series 2005-AR3, Class 3A1, 5.54%, 8/25/35 (b)	2,266	1,947,641
FREMF Mortgage Trust:
Series 2012-K705, Class B, 4.16%, 9/25/18 (a)(b)	4,570	4,569,205
Series 2012-K706, Class C, 4.02%, 11/25/18 (a)(b)	1,435	1,287,264
GSR Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 2.76%, 1/25/35 (b)	8,362	7,278,330
Homebanc Mortgage Trust:
Series 2005-4, Class A1, 0.51%, 10/25/35 (b)	7,648	5,368,329
Series 2006-2, Class A1, 0.42%, 12/25/36 (b)	1,569	1,031,034
JPMorgan Mortgage Trust:
Series 2006-S2, Class 2A2, 5.88%, 6/25/21	1,302	1,270,278
Series 2007-S1, Class 1A2, 5.50%, 3/25/22	1,074	993,398
MortgageIT Trust, Series 2004-1, Class A1, 1.02%, 11/25/34 (b)	2,356	2,211,242
Residential Accredit Loans, Inc., Series 2006-QO2, Class A1, 0.46%, 2/25/46 (b)	4,523	1,758,405
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 3A1, 2.62%, 11/25/34 (b)	6,424	5,771,489
WaMu Mortgage Pass-Through Certificates, Series 2007-OA4, Class 1A, 0.93%, 5/25/47 (b)	1,804	1,201,049
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR18, Class 2A1, 5.38%, 11/25/36 (b)	17,257	14,433,465

		114,567,267

Commercial Mortgage-Backed Securities – 7.8%
Banc of America Merrill Lynch Commercial Mortgage, Inc.:
Series 2002-2, Class A3, 5.12%, 7/11/43	1,708	1,708,965
Series 2002-PB2, Class A4, 6.19%, 6/11/35	57	57,397
Series 2006-5, Class AM, 5.45%, 9/10/16	880	852,340
Series 2007-1, Class A4, 5.45%, 1/15/17	8,805	9,903,934
Series 2007-3, Class A4, 5.63%, 5/10/17 (b)	1,565	1,737,918
Series 2007-4, Class A3, 5.79%, 8/10/14 (b)	6,000	6,348,624
Banc of America Re-Remic Trust, Series 2011-07C1, Class A3A, 5.38%, 11/15/16 (a)	2,000	2,139,984
Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class AM, 5.45%, 12/15/15 (b)	990	1,029,243

Non-Agency Mortgage-Backed Securities	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class AJ, 5.69%, 10/15/48	USD 4,020	$2,647,737
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A4B, 6.00%, 9/10/17 (b)	3,730	4,217,280
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class AJ, 4.77%, 7/15/37	7,325	6,436,631
Credit Suisse Mortgage Capital Certificates:
Series 2006-C3, Class AM, 5.81%, 6/15/16 (b)	2,410	2,542,015
Series 2006-C4, Class A3, 5.47%, 8/15/16	2,695	2,972,334
Series 2007-C4, Class A3, 5.79%, 7/15/14 (b)	5,045	5,313,404
Series 2008-C1, Class A2, 6.20%, 2/15/13 (b)	8,615	8,913,579
Series 2010-RR2, Class 2A, 5.79%, 6/15/17 (a)(b)	10,710	11,845,731
CW Capital Cobalt Ltd., Series 2006-C1, Class A4, 5.22%, 8/15/48	1,950	2,139,827
Deutsche Bank ReREMIC Trust, Series 2011-C32, Class A3A, 5.74%, 6/17/49 (a)(b)	3,115	3,466,462
Extended Stay America Trust, Series 2010-ESHA, Class D, 5.50%, 11/05/15 (a)	1,950	1,970,918
GE Capital Commercial Mortgage Corp.:
Series 2002-2A, Class A3, 5.35%, 8/11/36	10,941	11,009,904
Series 2007-C1, Class A2, 5.42%, 12/10/49	13,300	13,291,360
GMAC Commercial Mortgage Securities, Inc.:
Series 2003-C2, Class A2, 5.45%, 5/10/40 (b)	23,915	25,161,545
Series 2003-C3, Class A3, 4.65%, 4/10/40	86	86,693
Series 2006-C1, Class AM, 5.29%, 11/10/45 (b)	1,540	1,572,054
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2, 5.38%, 7/10/12	14,990	15,178,147
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A4, 4.96%, 8/10/38	2,663	2,697,176
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2004-CB8, Class A1A, 4.16%, 1/12/39 (a)	8,149	8,472,711
Series 2006-CB14, Class AM, 5.45%, 12/12/44 (b)	1,120	1,153,294
Series 2007-CB18, Class A3, 5.45%, 7/12/16	1,073	1,125,940
Series 2007-LD11, Class A2, 5.80%, 7/15/12 (b)	12,529	12,596,993
Series 2008-C2, Class ASB, 6.13%, 4/12/17 (b)	4,215	4,547,323
LB-UBS Commercial Mortgage Trust:
Series 2006-C4, Class AM, 5.89%, 6/15/38 (b)	1,110	1,177,691
Series 2006-C7, Class AM, 5.38%, 10/15/16	1,100	1,103,076
Series 2007-C6, Class A4, 5.86%, 7/15/40 (b)	6,020	6,808,463
Series 2007-C7, Class A3, 5.87%, 9/15/45 (b)	4,595	5,205,607

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	17

Schedule of Investments (continued)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)	Value

Commercial Mortgage-Backed Securities (concluded)
Merrill Lynch Mortgage Trust:
Series 2003-KEY1, Class A4, 5.24%, 11/12/35 (b)	USD 7,100	$7,487,504
Series 2004-KEY2, Class A4, 4.86%, 8/12/39 (b)	2,000	2,146,374
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4, 5.70%, 9/12/17	1,540	1,684,067
Morgan Stanley Capital I:
Series 2004-HQ4, Class A7, 4.97%, 4/14/40	2,500	2,657,720
Series 2007-HQ12, Class A2FX, 5.60%, 6/12/12 (b)	3,247	3,426,553
Series 2012-C4, Class XA, 2.90%, 3/15/22 (a)(b)	40,125	6,220,980
Morgan Stanley ReREMIC Trust:
Series 2009-IO, Class A1, 3.00%, 1/17/13 (a)	3,985	4,004,447
Series 2011-IO, Class A, 2.50%, 1/23/14 (a)	7,367	7,403,452
Series 2012-XA, Class A, 2.00%, 7/27/49	6,828	6,827,795
RBSCF Trust, Series 2010-RR3, Class WBTA, 5.90%, 4/16/17 (a)(b)	5,200	5,800,428
Wachovia Bank Commercial Mortgage Trust, Series 2003-C6, Class A4, 5.13%, 8/15/35 (b)	22,470	23,335,702

		258,427,322

Interest Only Commercial Mortgage-Backed Securities – 0.0%
Credit Suisse First Boston Mortgage Securities Corp.:
Series 1997-C1, Class AX, 1.18%, 6/20/29 (a)(b)	4,046	96,014
Series 1997-C2, Class AX, 0.12%, 1/17/35 (b)	1,970	6,396
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X, 1.35%, 5/25/36 (a)(b)	14,171	237,469

		339,879

Total Non-Agency Mortgage-Backed Securities – 11.3%		373,334,468

Preferred Securities

Capital Trusts

Capital Markets – 0.1%
State Street Capital Trust III, 5.46% (b)(e)	4,220	4,236,458
State Street Capital Trust IV, 1.47%, 6/15/37 (b)	710	521,844

		4,758,302

Commercial Banks – 0.2%
Barclays Bank Plc, 5.93% (a)(b)(e)	1,560	1,443,000
Fifth Third Capital Trust IV, 6.50%, 4/15/37 (b)	4,930	4,905,350

		6,348,350

Consumer Finance – 0.2%
Capital One Capital V, 10.25%, 8/15/39	1,825	1,875,188
Capital One Capital VI, 8.88%, 5/15/40	5,825	5,864,144

		7,739,332

Diversified Financial Services – 0.1%
JPMorgan Chase Capital XXV, 6.80%, 10/01/37	1,900	1,910,640

Preferred Securities	Par (000)	Value

Capital Trusts

Insurance – 0.6%
American International Group, Inc., 8.18%, 5/15/58 (b)	USD 1,665	$1,762,403
Lincoln National Corp., 6.05%, 4/20/67 (b)	3,075	2,867,438
MetLife Capital Trust IV, 7.88%, 12/15/67 (a)	5,325	5,830,875
Swiss Re Capital I LP, 6.85% (a)(b)(e)	5,575	5,262,638
XL Group Plc, 6.50% (b)(e)	3,955	3,332,088

		19,055,442

Total Capital Trusts – 1.2%		39,812,066

Trust Preferreds	Shares

Diversified Financial Services – 0.1%
Citigroup Capital XIII, 7.88%, 10/30/40	133,685	3,636,232

Total Preferred Securities – 1.3%		43,448,298

Project Loans	Par (000)

Federal Housing Authority:
USGI Project, Series 56, 7.46%, 1/01/23	USD 86	$83,548
USGI Project, Series 87, 7.43%, 12/01/22	64	62,384

Total Project Loans – 0.0%		145,932

Taxable Municipal Bonds

New York City Municipal Water Finance Authority RB:
5.38%, 6/15/43	4,120	4,619,756
5.50%, 6/15/43	4,935	5,602,656

Total Taxable Municipal Bonds – 0.3%		10,222,412

U.S. Government Sponsored Agency Securities

Agency Obligations – 3.4%
Fannie Mae:
5.25%, 8/01/12 (f)(g)	6,500	6,603,597
4.63%, 5/01/13 (f)	16,430	17,150,258
3.45%, 10/09/19 (f)(h)	12,125	9,376,517
6.63%, 11/15/30	1,500	2,128,275
Federal Farm Credit Bank, 2.63%, 4/17/14	14,000	14,571,900
Federal Home Loan Bank, 5.63%, 6/13/16	4,550	5,177,336
Freddie Mac:
5.50%, 8/23/17	3,500	4,259,388
3.75%, 3/27/19 (f)	10,765	12,079,191
Resolution Funding Corp. Interest Strip:
1.80%, 7/15/18 (h)	4,575	4,087,049
1.87%, 10/15/18 (h)	4,575	4,051,483
Tennessee Valley Authority, 5.25%, 9/15/39	24,965	29,933,135
U.S. Small Business Administration:
Series 1992-20H, 7.40%, 8/01/12	23	23,572
Series 1996-20B, Class 1, 6.38%, 2/01/16	335	354,727
Series 1996-20H, 7.25%, 8/01/16	274	295,400

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	MARCH 31, 2012

Schedule of Investments (continued)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)	Value

Agency Obligations (concluded)
Series 1996-20J, 7.20%, 10/01/16	USD 194	$208,675
Series 1996-20K, 6.95%, 11/01/16	601	647,894
Series 1997-20B, Class 1, 7.10%, 2/01/17	557	615,007
Series 1997-20F, Class 1, 7.20%, 6/01/17	124	137,785
Series 1997-20G, Class 1, 6.85%, 7/01/17	939	1,026,785

		112,727,974

Collateralized Mortgage Obligations – 2.0%
Fannie Mae:
Series 2002-T6, Class A1, 3.31%, 2/25/32	718	746,843
Series 2004-88, Class HA, 6.50%, 7/25/34	1,454	1,547,100
Series 2005-29, Class AT, 4.50%, 4/25/35	486	514,274
Series 2005-29, Class WB, 4.75%, 4/25/35	1,911	2,057,475
Series 2005-48, Class AR, 5.50%, 2/25/35	1,988	2,179,894
Series 2005-62, Class CQ, 4.75%, 7/25/35	2,666	2,831,617
Series 2006-M2, Class A2A, 5.27%, 10/25/32 (b)	19,040	20,683,114
Freddie Mac:
Series 1591, Class PK, 6.35%, 10/15/23	2,356	2,637,799
Series 2594, Class TV, 5.50%, 3/15/14	1,912	1,991,320
Series 2825, Class VP, 5.50%, 6/15/15	1,560	1,661,102
Series 2864, Class NA, 5.50%, 1/15/31	2,895	2,981,134
Series 2996, Class MK, 5.50%, 6/15/35	63	69,798
Series K013, Class A2, 3.97%, 1/25/21 (b)	9,120	9,932,683
Series K017, Class A2, 2.60%, 12/25/21	17,095	17,145,738

		66,979,891

Federal Deposit Insurance Corporation Guaranteed – 0.3%
General Electric Capital Corp., 2.13%, 12/21/12	8,490	8,606,169

Interest Only Collateralized Mortgage Obligations – 0.9%
Ginnie Mae:
Series 2010-146, Class LS, 6.46%, 4/20/39 (b)	8,506	1,328,466
Series 2010-147, Class SA, 5.93%, 5/20/40 (b)	27,610	4,904,633
Series 2010-20, Class SE, 6.01%, 2/20/40 (b)	8,293	1,449,711
Series 2010-24, Class BS, 6.19%, 12/20/38 (b)	7,860	1,205,454
Series 2010-26, Class QS, 6.01%, 2/20/40 (b)	64,718	12,577,823
Series 2010-98, Class YS, 6.36%, 12/20/39 (b)	29,267	5,103,283
Series 2011-80, Class KS, 6.43%, 6/20/41 (b)	16,463	2,850,194

		29,419,564

Interest Only Commercial Mortgage-Backed Securities – 0.1%
Freddie Mac, Series K706, Class X1, 1.60%, 10/25/18 (b)	22,588	1,982,102

Mortgage-Backed Securities – 81.2%
Fannie Mae Mortgage-Backed Securities:
7.00%, 10/01/12-6/01/32	264	284,545

U.S. Government Sponsored Agency Securities	Par (000)	Value

Mortgage-Backed Securities (concluded)
5.50%, 9/01/13-4/01/42 (i)	USD 194,531	$ 212,306,708
6.00%, 5/01/16-4/01/42 (i)	299,930	330,811,748
4.00%, 2/01/25-4/01/42 (i)	367,288	386,659,340
3.50%, 11/01/26-4/01/42 (i)	426,175	438,342,489
3.00%, 4/01/27 (i)	29,600	30,609,703
4.50%, 4/01/27-4/01/42 (i)	373,221	398,566,709
5.00%, 9/01/33-4/01/42 (i)	98,766	106,814,355
2.67%, 12/01/34 (b)	1,458	1,558,883
6.50%, 9/01/37-10/01/39	25,549	28,666,736
4.78%, 8/01/38 (b)	1,752	1,868,591
3.31%, 12/01/40 (b)	5,521	5,801,355
3.09%, 3/01/41 (b)	2,573	2,687,269
3.15%, 3/01/41 (b)	3,377	3,517,063
Freddie Mac Mortgage-Backed Securities:
5.50%, 4/01/13-4/01/42 (i)	82,514	89,598,629
6.50%, 8/01/13-8/01/41	4,992	5,625,940
6.00%, 12/01/13-4/01/42 (i)	70,622	77,737,614
8.00%, 11/01/22-10/01/25	7	7,412
5.30%, 11/01/38 (b)	388	417,115
3.05%, 2/01/41 (b)	4,150	4,333,973
3.50%, 4/01/42 (i)	12,200	12,497,436
4.00%, 4/01/42 (i)	77,400	80,828,578
4.50%, 4/01/42 (i)	133,200	141,181,595
5.00%, 4/01/42 (i)	85,000	91,461,329
Ginnie Mae Mortgage-Backed Securities:
7.00%, 3/15/13	3	3,072
9.50%, 11/15/16	7	7,266
9.00%, 7/15/18	1	707
7.50%, 11/15/29	1	519
5.50%, 3/15/32-4/15/42 (i)	27,229	30,362,273
6.00%, 12/15/36-4/15/42 (i)	25,424	28,607,553
4.00%, 4/15/42 (i)	29,900	32,080,012
4.50%, 4/15/42 (i)	75,900	82,552,511
5.00%, 4/15/42 (i)	53,700	59,215,485

		2,685,014,513

Principal Only Collateralized Mortgage Obligations – 0.0%
Fannie Mae, Series 1989-16, Class B, 0.90%, 3/25/19 (h)	31	29,151

Total U.S. Government Sponsored Agency Securities – 87.9%		2,904,759,364

U.S. Treasury Obligations

U.S. Treasury Bonds, 3.13%, 2/15/42	131,672	126,219,989
U.S. Treasury Inflation Indexed Bonds:
2.13%, 2/15/41	14,538	19,173,127
0.75%, 2/15/42	13,480	12,851,019
U.S. Treasury Notes:
0.25%, 2/28/14-2/15/15 (j)	231,545	230,268,758
0.38%, 3/15/15	34,275	34,143,795
0.88%, 2/28/17 (j)	80,950	80,380,841
1.00%, 3/31/17	91,780	91,586,436
1.25%, 1/31/19	152,767	149,568,365
2.00%, 2/15/22 (f)	185,443	181,878,971

Total U.S. Treasury Obligations – 28.0%		926,071,301

Total Long-Term Investments
(Cost – $5,466,327,551) – 167.3%		5,530,380,086

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	19

Schedule of Investments (continued)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (k)(l)	41,642,304	$41,642,304

Total Short-Term Securities
(Cost – $41,642,304) – 1.2%		41,642,304

Options Purchased	Contracts	Value

Exchange-Traded Put Options – 0.0%
Euro Dollar (2 Year) Mid-Curve, Strike Price USD 99, Expires 5/11/12	1,951	524,331

Options Purchased	Notional Amount (000)

Over-the-Counter Call Options – 0.0%
USD Currency, Strike Price JPY 85, Expires 8/24/12, Broker Goldman Sachs Bank USA	USD 56,420	936,318
USD Currency, Strike Price JPY 90, Expires 8/24/12, Broker Citibank, N.A.	56,420	250,341

		1,186,659

Over-the-Counter Put Options – 0.1%
AUD Currency, Strike Price USD 1, Expires 6/27/12, Broker Citibank, N.A.	AUD 78,975	1,247,217

Over-the-Counter Interest Rate Call Swaptions – 0.0%
Receive a fixed rate of 1.900% and pay a floating rate based on 3-month LIBOR, Expires 6/01/12, Broker Morgan Stanley Capital Services, Inc.	USD 27,400	34,554
Receive a fixed rate of 2.409% and pay a floating rate based on 3-month LIBOR, Expires 11/21/12, Broker Citibank, N.A.	16,000	360,085
Receive a fixed rate of 2.650% and pay a floating rate based on 3-month LIBOR, Expires 5/01/12, Broker Bank of America, N.A.	30,800	41,854

		436,493

Over-the-Counter Interest Rate Put Swaptions – 0.1%
Pay a fixed rate of 2.130% and receive a floating rate based on 3-month LIBOR, Expires 3/21/13, Broker Deutsche Bank AG	54,300	493,147
Pay a fixed rate of 2.409% and receive a floating rate based on 3-month LIBOR, Expires 11/21/12, Broker Citibank, N.A.	16,000	506,986
Pay a fixed rate of 2.700% and receive a floating rate based on 3-month LIBOR, Expires 7/23/12, Broker Deutsche Bank AG	29,700	278,586
Pay a fixed rate of 2.750% and receive a floating rate based on 3-month LIBOR, Expires 5/11/12, Broker JPMorgan Chase Bank, N.A.	32,300	61,525
Pay a fixed rate of 2.950% and receive a floating rate based on 3-month LIBOR, Expires 6/14/12, Broker Deutsche Bank AG	11,200	534,267
Pay a fixed rate of 4.500% and receive a floating rate based on 3-month LIBOR, Expires 3/20/17, Broker Deutsche Bank AG	19,100	821,766

		2,696,277

Total Options Purchased
(Cost – $7,702,918) – 0.2%		6,090,977

Total Investments Before TBA Sale Commitments and Options Written
(Cost – $5,515,672,773) – 168.7%		5,578,113,367

TBA Sale Commitments (i)	Par (000)	Value

Fannie Mae Mortgage-Backed Securities:
3.00%, 4/01/27	USD 9,900	$(10,246,500)
4.00%, 4/01/27-4/01/42	310,005	(324,982,822)
3.50%, 4/01/42	323,530	(332,224,869)
4.50%, 4/01/42	315,000	(334,912,499)
5.00%, 4/01/42	30,200	(32,592,444)
5.50%, 4/01/42	185,200	(201,722,795)
6.00%, 4/01/42	227,300	(250,302,750)
Freddie Mac Mortgage-Backed Securities:
4.00%, 4/01/42	38,700	(40,453,594)
4.50%, 4/01/42	66,600	(70,616,813)
5.00%, 4/01/42	42,500	(45,767,187)
5.50%, 4/01/42	43,700	(47,476,844)
6.00%, 4/01/42	36,800	(40,556,562)
Ginnie Mae Mortgage-Backed Securities:
5.00%, 4/15/42	5,800	(6,389,060)
5.50%, 4/15/42	4,800	(5,365,500)
6.00%, 4/15/42	4,200	(4,743,375)

Total TBA Sale Commitments
(Proceeds – $1,746,119,987) – (52.9)%		(1,748,353,614)

Options Written	Notional Amount (000)

Over-the-Counter Call Options – (0.0)%
USD Currency, Strike Price JPY 85, Expires 8/24/12, Broker Citibank, N.A.	56,420	(805,187)
USD Currency, Strike Price JPY 90, Expires 8/24/12, Broker Goldman Sachs Bank USA	56,420	(289,734)

		(1,094,921)

Over-the-Counter Interest Rate Call Swaptions – (0.6)%
Pay a fixed rate of 1.965% and receive a floating rate based on 3-month LIBOR, Expires 1/27/14, Broker Citibank, N.A.	21,200	(342,791)
Pay a fixed rate of 2.090% and receive a floating rate based on 3-month LIBOR, Expires 1/03/14, Broker Deutsche Bank AG	36,000	(706,576)
Pay a fixed rate of 3.645% and receive a floating rate based on 3-month LIBOR, Expires 3/27/17, Broker JPMorgan Chase Bank, N.A.	8,600	(581,442)
Pay a fixed rate of 4.895% and receive a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker Deutsche Bank AG	44,800	(9,261,459)
Pay a fixed rate of 4.920% and receive a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker Deutsche Bank AG	40,000	(8,353,144)

		(19,245,412)

Over-the-Counter Interest Rate Put Swaptions – (0.1)%
Receive a fixed rate of 1.618% and pay a floating rate based on 3-month LIBOR, Expires 6/28/12, Broker Bank of America, N.A.	26,100	(90,449)
Receive a fixed rate of 1.703% and pay a floating rate based on 3-month LIBOR, Expires 8/10/12, Broker Bank of America, N.A.	33,300	(152,654)
Receive a fixed rate of 1.715% and pay a floating rate based on 3-month LIBOR, Expires 6/22/12, Broker Morgan Stanley Capital Services, Inc.	57,200	(133,711)

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	MARCH 31, 2012

Schedule of Investments (continued)	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)	Value

Over-the-Counter Interest Rate Put Swaptions (concluded)
Receive a fixed rate of 1.850% and pay a floating rate based on 3-month LIBOR, Expires 8/15/12, Broker Deutsche Bank AG	USD 165,000	$(557,172)
Receive a fixed rate of 1.965% and pay a floating rate based on 3-month LIBOR, Expires 1/27/14, Broker Citibank, N.A.	21,200	(577,197)
Receive a fixed rate of 2.090% and pay a floating rate based on 3-month LIBOR, Expires 1/03/14, Broker Deutsche Bank AG	36,000	(838,584)
Receive a fixed rate of 2.900% and pay a floating rate based on 3-month LIBOR, Expires 1/09/13, Broker Citibank, N.A.	52,300	(976,342)
Receive a fixed rate of 3.645% and pay a floating rate based on 3-month LIBOR, Expires 3/27/17, Broker JPMorgan Chase Bank, N.A.	8,600	(586,756)
Receive a fixed rate of 4.895% and pay a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker Deutsche Bank AG	44,800	(73,687)
Receive a fixed rate of 4.920% and pay a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker Deutsche Bank AG	40,000	(64,152)
Receive a fixed rate of 6.000% and pay a floating rate based on 3-month LIBOR, Expires 3/20/17, Broker Deutsche Bank AG	38,200	(756,326)

		(4,807,030)

Total Options Written
(Premiums Received – $18,234,529) – (0.7)%		(25,147,363)

Total Investments Net of TBA Sale Commitments and Options Written – 115.1%		3,804,612,390
Liabilities in Excess of Other Assets – (15.1)%		(498,824,844)

Net Assets – 100.0%		$3,305,787,546

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	Non-income producing security.
(d)	Issuer filed for bankruptcy and/or is in default of interest payments.
(e)	Security is perpetual in nature and has no stated maturity date.
(f)	All or a portion of security has been pledged as collateral in connection with swaps.
(g)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.
(h)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(i)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of March 31, 2012 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)

Bank of America, N.A.	$(51,315,594)	$6,535
Barclays Bank Plc	$53,569,750	$89,977
BNP Paribas SA	$48,142,844	$(346,063)
Citibank, N.A.	$94,478,384	$(121,179)
Credit Suisse International	$59,262,117	$447,856
Deutsche Bank AG	$(152,875,592)	$(705,209)
Goldman Sachs Bank USA	$14,987,859	$(158,448)
JPMorgan Chase Bank, N.A.	$12,423,781	$110,535
Morgan Stanley Capital Services, Inc.	$48,908,797	$36,977
Nomura Securities International, Inc.	$(5,962,292)	$(187,620)
Royal Bank of Scotland Plc	$17,933,456	$(26,283)
UBS AG	$8,367,911	$(178,992)
Wells Fargo & Co.	$80,375,312	$139,375

(j)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(k)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2011	Net Activity	Shares Held at March 31, 2012	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	–	41,642,304	41,642,304	$10,229

(l)	Represents the current yield as of report date.

—	Reverse repurchase agreements outstanding as of March 31, 2012 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount

BNP Paribas	(0.51)%	3/30/12	4/02/12	$80,541,827	$80,545,250

Bank of America, N.A.	(0.28)%	3/30/12	4/02/12	35,659,537	35,660,369

Bank of America, N.A.	0.03%	3/30/12	4/02/12	160,899,539	160,899,137

Total				$277,100,903	$277,104,756

—	Foreign currency exchange contracts as of March 31, 2012 were as follows:

Currency Purchased	Currency Sold		Counter- party	Settle- ment Date	Un- realized Appre- ciation (Depre- ciation)

USD 8,292,146	AUD	7,802,500	Citibank, N.A.	4/10/12	$ 219,954

USD 16,574,383	AUD	15,605,000	UBS AG	4/10/12	429,999

USD 1,387,065	JPY	106,560,000	Citibank, N.A.	4/11/12	99,498

AUD 22,320,000	USD	23,127,426	Citibank, N.A.	4/12/12	(41,158)

USD 23,129,212	AUD	22,320,000	Citibank, N.A.	4/12/12	42,944

USD 8,282,024	AUD	7,815,000	UBS AG	4/12/12	198,728

PHP 456,456,906	USD	10,740,000	Royal Bank of Scotland Plc	4/17/12	(122,748)

SGD 13,332,636	USD	10,740,000	HSBC Securities, Inc.	4/17/12	(133,559)

USD 10,740,000	PHP	458,705,400	Morgan Stanley Capital Services, Inc.	4/17/12	70,447

USD 10,740,000	SGD	13,553,773	Standard Chartered Bank	4/17/12	(42,361)

EUR 9,693,000	USD	12,769,597	Citibank, N.A.	4/18/12	159,059

EUR 15,508,000	USD	20,857,128	Deutsche Bank AG	4/18/12	(172,345)

EUR 7,420,000	USD	9,906,257	Royal Bank of Scotland Plc	4/18/12	(9,359)

USD 26,002,776	EUR	20,243,500	Citibank, N.A.	4/18/12	(998,282)

USD 17,281,718	EUR	13,210,000	Citibank, N.A.	4/18/12	(337,960)

USD 25,622,775	EUR	19,485,000	Deutsche Bank AG	4/18/12	(366,585)

USD 8,920,000	JPY	735,677,000	Citibank, N.A.	6/18/12	25,233

USD 8,450,000	JPY	706,349,865	Deutsche Bank AG	6/18/12	(90,185)

Total					$(1,068,680)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	21

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

—	Financial futures contracts purchased as of March 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)

332	U.S. Treasury Notes (2 Year)	Chicago Board Options	June 2012	$73,086,688	$ (3,418)
64	U.S. Treasury Notes (5 Year)	Chicago Board Options	June 2012	$7,842,500	(4,423)
659	U.S. Treasury Bonds (30 Year)	Chicago Board Options	June 2012	$90,777,250	(117,530)
39	Euro Dollar Futures	Chicago Mercantile	September 2013	$9,683,700	8,565
24	Euro Dollar Futures	Chicago Mercantile	December 2013	$5,953,200	5,186
11	Euro Dollar Futures	Chicago Mercantile	December 2014	$2,713,287	3,352

Total					$(108,268)

—	Financial futures contracts sold as of March 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)

92	Euro-Bund	Eurex	June 2012	$16,992,865	$ 1,401
1,778	U.S. Treasury Notes (10 Year)	Chicago Board Options	June 2012	$230,223,219	(864,563)
458	Ultra Treasury Bonds	Chicago Board Options	June 2012	$69,143,687	1,692,212
58	Euro Dollar Futures	Chicago Mercantile	June 2012	$14,431,850	1,784
18	Euro Dollar Futures	Chicago Mercantile	September 2012	$4,477,950	684
11	Euro Dollar Futures	Chicago Mercantile	December 2012	$2,735,700	280
58	Euro Dollar Futures	Chicago Mercantile	March 2013	$14,420,250	(954)
20	Euro Dollar Futures	Chicago Mercantile	June 2013	$4,969,750	495
83	Euro Dollar Futures	Chicago Mercantile	March 2014	$20,567,400	31,236
39	Euro Dollar Futures	Chicago Mercantile	June 2014	$9,651,525	12,858
13	Euro Dollar Futures	Chicago Mercantile	September 2014	$3,212,463	1,700
732	Euro Dollar Futures	Chicago Mercantile	March 2015	$180,236,700	220,077
750	Euro Dollar Futures	Chicago Mercantile	June 2015	$184,312,500	259,932
750	Euro Dollar Futures	Chicago Mercantile	September 2015	$183,965,625	286,112
750	Euro Dollar Futures	Chicago Mercantile	December 2015	$183,628,125	305,360

Total					$1,948,614

—	Interest rate swaps outstanding as of March 31, 2012 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

0.92%[1]	3-month LIBOR	Deutsche Bank AG	2/28/13	USD	47,000	$ (193,969)

1.32%[1]	3-month LIBOR	Citibank, N.A.	12/17/13	USD	17,000	(284,480)

1.41%[1]	3-month LIBOR	Deutsche Bank AG	12/20/13	USD	25,500	(472,075)

1.26%[1]	3-month LIBOR	Deutsche Bank AG	12/24/13	USD	19,300	(297,001)

0.60%[1]	3-month LIBOR	Deutsche Bank AG	3/15/14	USD	45,400	(18,181)

2.46%[1]	3-month LIBOR	Deutsche Bank AG	4/04/16	USD	1,800	(122,108)

1.25%[1]	3-month LIBOR	Deutsche Bank AG	10/05/16	USD	29,200	(273,802)

1.39%[1]	3-month LIBOR	Deutsche Bank AG	3/19/17	USD	114,600	(727,984)

1.39%[1]	3-month LIBOR	Deutsche Bank AG	3/19/17	USD	49,500	(314,443)

1.35%[1]	3-month LIBOR	Deutsche Bank AG	3/28/17	USD	6,000	(23,492)

2.38%[1]	3-month LIBOR	Morgan Stanley Capital Services, Inc.	11/17/17	USD	3,600	(212,510)

1.74%[2]	3-month LIBOR	Deutsche Bank AG	3/30/18	USD	16,400	(11,839)

1.74%[2]	3-month LIBOR	Deutsche Bank AG	3/30/18	USD	7,300	(5,270)

3.58%[1]	3-month LIBOR	Citibank, N.A.	4/04/21	USD	900	(122,507)

3.27%[1]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	8,580	(900,826)

2.10%[1]	3-month LIBOR	Morgan Stanley Capital Services, Inc.	1/05/22	USD	8,900	95,669

2.24%[1]	3-month LIBOR	Morgan Stanley Capital Services, Inc.	3/16/22	USD	7,800	25,986

2.34%[2]	3-month LIBOR	Deutsche Bank AG	3/19/22	USD	44,000	244,314

2.36%[2]	3-month LIBOR	Deutsche Bank AG	3/20/22	USD	5,500	40,340

2.46%[1]	3-month LIBOR	Goldman Sachs Bank USA	3/22/22	USD	36,100	(586,686)

2.36%[1]	3-month LIBOR	Citibank, N.A.	3/26/22	USD	16,100	(114,329)

2.26%[2]	3-month LIBOR	Bank of America, N.A.	3/30/22	USD	17,900	(46,800)

2.23%[2]	3-month LIBOR	Citibank, N.A.	4/03/22	USD	7,900	(46,129)

2.29%[2]	3-month LIBOR	Morgan Stanley Capital Services, Inc.	4/03/22	USD	9,000	371

2.70%[1]	3-month LIBOR	Deutsche Bank AG	1/11/42	USD	8,600	567,522

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	MARCH 31, 2012

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

2.85%[1]	3-month LIBOR	Bank of America, N.A.	2/09/42	USD	4,600	$ 170,898

Total						$(3,629,331)

[1]	Fund pays a fixed interest rate and receives a floating rate.
[2]	Fund pays a floating interest rate and receives a fixed rate.

—	Credit default swaps on single-name issues - buy protection outstanding as of March 31, 2012 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Depreciation

Sara Lee Corp.	1.00%	JPMorgan Chase Bank, N.A.	3/20/17	USD	3,628	$ (6,666)

—	Credit default swaps on single-name issues - sold protection outstanding as of March 31, 2012 were as follows:

Issuer	Re- ceive Fixed Rate	Counter- party	Expi- ration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]	Unrea- lized Appre- ciation

Aviva USA Corp.	1.00%	Deutsche Bank AG	5/25/12	Not Rated	USD 11,300	$ 74,995

Rogers Cable, Inc.	1.02%	Morgan Stanley Capital Services, Inc.	12/20/14	BBB	USD 16,100	278,352

MetLife, Inc.	1.00%	Credit Suisse Inter- national	9/20/16	A-	USD 1,000	42,576

MetLife, Inc.	1.00%	Deutsche Bank AG	9/20/16	A-	USD 3,340	118,757

MetLife, Inc.	1.00%	Goldman Sachs Bank USA	9/20/16	A-	USD 2,550	85,530

MetLife, Inc.	1.00%	Morgan Stanley Capital Services, Inc.	9/20/16	A-	USD 4,170	142,209

MetLife, Inc.	1.00%	Morgan Stanley Capital Services, Inc.	9/20/16	A-	USD 2,510	66,080

MetLife, Inc.	1.00%	Citibank, N.A.	12/20/16	A-	USD 2,635	66,257

MetLife, Inc.	1.00%	Citibank, N.A.	12/20/16	A-	USD 2,465	76,275

Issuer	Re- ceive Fixed Rate	Counter- party	Expi- ration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrea- lized Appre- ciation

MetLife, Inc.	1.00%	Bank of America, N.A.	3/20/17	A-	USD	5,800	$ 72,480

MetLife, Inc.	1.00%	Citibank, N.A.	3/20/17	A-	USD	6,195	77,416

MetLife, Inc.	1.00%	UBS AG	3/20/17	A-	USD	4,375	54,673

Total							$1,155,600

[1]	Using Standard & Poor’s (“S&P’s”) rating.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

—	Credit default swaps on traded indexes - buy protection outstanding as of March 31, 2012 were as follows:

Index	Pay Fixed Rate	Counter- party	Expi- ration Date	Notional Amount (000)		Unrea- lized Depre- ciation

CDX.NA.IG Series 16 Version 1	1.00%	Credit Suisse International	6/20/16	USD	3,580	$ (62,289)

CDX.NA.IG Series 16 Version 1	1.00%	JPMorgan Chase Bank, N.A.	6/20/16	USD	201	(3,102)

CDX.NA.IG Series 17 Version 1	1.00%	Morgan Stanley Capital Services, Inc.	12/20/16	USD	33,920	(593,961)

Total						$(659,352)

—	Credit default swaps on traded indexes - sold protection outstanding as of March 31, 2012 were as follows:

Index	Re- ceive Fixed Rate	Counter- party	Expi- ration Date	Credit Rating[1]	Notional Amount (000)[2]	Unrea- lized Appre- ciation

CMBX.NA Series 3	0.08%	Morgan Stanley Capital Services, Inc.	12/13/49	A+	USD 4,645	$ 220,104

CMBX.NA Series 4	0.35%	Morgan Stanley Capital Services, Inc.	2/17/51	A-	USD 4,645	225,181

Total						$ 445,285

[1]	Using S&P’s rating of the underlying securities.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	23

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

—	Total return swaps outstanding as of March 31, 2012 were as follows:

Reference Entity	Fund Pays/Receives the Total Return of the Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

Change in Return of the Consumer Price Index for All Urban Consumers	Pays	2.18%[1]	Bank of America, N.A.	10/06/21	USD	16,520	$(541,873)

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	Goldman Sachs Bank USA	1/12/40	USD	9,781	988

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	Receives	1-month LIBOR	Barclays Bank Plc	1/12/41	USD	3,179	(44)

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	Pays	1-month LIBOR	Citibank, N.A.	1/12/41	USD	12,947	(276,139)

Total							$(817,068)

[1]	Net payment made at termination.

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of March 31, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term
Investments:
Asset-Backed Securities	–	$257,361,053	$9,801,588	$267,162,641
Corporate Bonds	–	883,583,002	–	883,583,002
Foreign Agency Obligations	–	89,629,788	–	89,629,788
Foreign Government Obligations	–	32,022,880	–	32,022,880
Non-Agency Mortgage-Backed Securities	–	373,334,468	–	373,334,468
Preferred Securities	$3,636,232	39,812,066	–	43,448,298
Project Loans	–	–	145,932	145,932
Taxable Municipal Bonds	–	10,222,412	–	10,222,412
U.S. Government Sponsored Agency Securities	–	2,904,759,364	–	2,904,759,364
U.S. Treasury Obligations	–	926,071,301	–	926,071,301
Short-Term Securities	41,642,304	–	–	41,642,304
Liabilities:
Investments in Securities:
TBA Sale Commitments	–	(1,748,353,614)	–	(1,748,353,614)

Total	$45,278,536	$3,768,442,720	$9,947,520	$3,823,668,776

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Credit contracts	–	$ 1,600,885	–	$ 1,600,885
Foreign currency exchange contracts	–	3,679,738	–	3,679,738
Interest rate contracts	$3,355,565	4,278,858	–	7,634,423
Liabilities:
Credit contracts	–	(666,018)	–	(666,018)
Foreign currency exchange contracts	–	(3,409,463)	–	(3,409,463)
Interest rate contracts	(990,888)	(29,103,056)	–	(30,093,944)
Other contracts	–	(541,873)	–	(541,873)

Total	$2,364,677	$(24,160,929)	–	$(21,796,252)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	MARCH 31, 2012

Schedule of Investments (concluded)	BlackRock Core Bond Portfolio

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Non-Agency Mortgage-Backed Securities	Project Loans	Total

Assets:
Balance, as of September 30, 2011	$ 44,847,995	$ 5,937	$ 1,970,374	$154,980	$ 46,979,286
Accrued discounts/premiums	821	–	–	(160)	661
Net realized gain (loss)	(63,219)	–	–	–	(63,219)
Net change in unrealized appreciation/depreciation[2]	(928,383)	(5,937)	–	(8,888)	(943,208)
Purchases	–	–	–	–	–
Sales	(931,057)	–	–	–	(931,057)
Transfers in3	–	–	–	–	–
Transfers out[3]	(33,124,569)	–	(1,970,374)	–	(35,094,943)

Balance, as of March 31, 2012	$ 9,801,588	–	–	$145,932	$ 9,947,520

[2]  Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on investments still held at March 31, 2012 was $(1,049,831).

[3]  The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Credit Contracts
	Assets	Liabilities	Total

Balance, as of September 30, 2011	$13,854	–	$13,854

Accrued discounts/premiums	–	–	–

Net realized gain (loss)	–	–	–

Net change in unrealized appreciation/depreciation[4]	–	–	–

Purchases	–	–	–

Issuances[5]	–	–	–

Sales	–	–	–

Settlements[6]	–	–	–

Transfers in7	–	–	–

Transfers out[7]	(13,854)	–	(13,854)

Balance, as of March 31, 2012	–	–	–

[4]  Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments on options still held at March 31, 2012 was zero.

[5]  Issuances represent upfront cash received on certain derivative financial instruments.

[6]  Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

[7]  The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments and derivatives financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivatives financial instruments at the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	25

Consolidated Schedule of Investments March 31, 2012 (Unaudited)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities – 0.0%	Par (000)	Value

Carlyle Global Market Strategies, Series 2011-1A, Class IN, 1.87%, 8/10/21 (a)	USD 2,995	$2,515,800

Collateralized Debt Obligations

EXUMR, Series 2006-4X, Class E,
4.30%, 12/22/49(b)(c)(d)	1,781	650,071
Fraser Sullivan CLO Ltd., Series 2011-5A, Class D,
4.54%, 2/23/21(d)(e)	4,000	3,480,000

Total Collateralized Debt Obligations – 0.1%		4,130,071

Common Stocks	Shares

Auto Components – 1.9%
Dana Holding Corp. (b)	93,000	1,441,500
Delphi Corp. (b)	582,862	18,264,953
Delphi Corp. (b)	3,630,896	112,824,038

		132,530,491

Biotechnology – 0.0%
Ironwood Pharmaceuticals, Inc. (b)	144,640	1,925,158

Capital Markets – 0.1%
E*Trade Financial Corp. (b)	628,700	6,884,265
Eaton Vance Senior Income Trust	11,650	83,997
Freedom Pay, Inc. (b)	314,534	3
ING Prime Rate Trust	471,600	2,688,120

		9,656,385

Chemicals – 0.1%
CF Industries Holdings, Inc.	35,900	6,557,135

Commercial Banks – 0.3%
CIT Group, Inc. (b)	511,080	21,076,939

Communications Equipment – 0.1%
Loral Space & Communications, Inc. (b)	90,995	7,243,202

Diversified Financial Services – 0.0%
Adelphia Recovery Trust, Series ACC-1 INT (b)	1,108,793	1,220
Adelphia Recovery Trust, Series ACC-4 INT (b)	34,394,678	3,439
Adelphia Recovery Trust, Series Arahova INT (b)	242,876	9,229
Adelphia Recovery Trust, Series Frontiervision INT (b)	131,748	1,317
Bankruptcy Management Solutions, Inc.	5,718	114

		15,319

Diversified Telecommunication Services – 0.1%
Level 3 Communications, Inc. (b)	363,580	9,354,913

Electrical Equipment – 0.0%
Medis Technologies Ltd. (b)	852,625	3,581

Energy Equipment & Services – 0.2%
Transocean Ltd.	209,500	11,459,650

Hotels, Restaurants & Leisure – 0.0%
Buffets Restaurants Holdings, Inc. (b)	7,503	750
Travelport LLC (b)	1,125,357	562,679

		563,429

Machinery – 0.0%
Reunion Industries, Inc. (b)	8,341	918

Media – 1.0%
Belo Corp., Class A	456,847	3,275,593
Charter Communications, Inc., Class A (b)	1,031,223	65,431,099

Common Stocks	Shares	Value

Media (concluded)
Clear Channel Outdoor Holdings, Inc., Class A (b)	148,418	$1,184,376
Cumulus Media, Inc., Class D	85,280	282,746
HMH Holdings	918,597	229,649

		70,403,463

Metals & Mining – 0.1%
African Minerals Ltd. (b)	736,359	6,524,998

Oil, Gas & Consumable Fuels – 0.5%
African Petroleum Corp. Ltd. (b)	1,186,158	2,088,761
Laricina Energy Ltd.	376,471	16,040,922
Osum Oil Sands Corp.	1,600,000	20,051,130

		38,180,813

Paper & Forest Products – 0.1%
Ainsworth Lumber Co. Ltd. (b)(e)	1,062,824	1,513,068
Ainsworth Lumber Co. Ltd. (b)	928,901	1,322,412
Western Forest Products, Inc. (b)	1,996,629	1,961,699

		4,797,179

Professional Services – 0.0%
Pendrell Corp. (b)	73,000	190,530

Semiconductors & Semiconductor Equipment – 0.2%
Spansion, Inc., Class A (b)	948,612	11,554,094
SunPower Corp. (b)	1,381	8,811

		11,562,905

Software – 0.2%
kCAD Holdings I Ltd.	1,894,337,730	16,997,892

Specialty Retail – 0.2%
Dollar Thrifty Automotive Group, Inc. (b)	141,300	11,432,583

Total Common Stocks – 5.1%		360,477,483

Corporate Bonds	Par (000)

Advertising – 0.2%
Affinion Group, Inc., 7.88%, 12/15/18	USD 14,820	13,486,200
Checkout Holding Corp., 25.82%,
11/15/15 (a)(e)	9,280	3,851,200

		17,337,400

Aerospace & Defense – 1.2%
Huntington Ingalls Industries, Inc.:
6.88%, 3/15/18	6,040	6,402,400
7.13%, 3/15/21	12,080	12,940,700
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17	13,908	15,055,410
Sequa Corp.:
11.75%, 12/01/15 (e)	11,190	11,889,375
13.50%, 12/01/15 (e)	35,413	37,582,019

		83,869,904

Airlines – 1.1%
American Airlines Pass-Through Trust, Series 2011-2, Class A, 8.63%, 10/15/21	23,939	25,255,645
Continental Airlines 1999-1 Class B, Pass-Through Trust, 6.80%, 8/02/18	596	594,050
Delta Air Lines Pass-Through Trust, Series 2009-1, Class B, 9.75%, 12/17/16	1,539	1,638,519
National Air Cargo Group, Inc.:
12.38%, 8/16/15	8,880	9,221,999
12.38%, 8/16/15	8,978	9,323,229

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	MARCH 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Airlines (concluded)
U.S. Airways Pass-Through Trust, Series 2011-1, Class C, 10.88%, 10/22/14	USD	13,600	$13,872,000
United Air Lines, Inc., 12.75%, 7/15/12		16,450	16,902,211

			76,807,653

Auto Components – 0.5%
Allison Transmission, Inc., 11.00%, 11/01/15 (e)		628	662,540
Delphi Corp., 6.13%, 5/15/21 (e)		6,360	6,773,400
Icahn Enterprises LP, 4.00%, 8/15/13 (d)(e)(f)		2,290	2,280,840
IDQ Holdings, Inc., 11.50%, 4/01/17 (e)		9,740	9,983,500
International Automotive Components Group SL, 9.13%, 6/01/18 (e)		610	530,700
Stanadyne Corp., 10.00%, 8/15/14		1,955	1,788,825
Stanadyne Holdings, Inc., 12.00%, 2/15/15 (g)		4,595	4,089,550
Titan International, Inc., 7.88%, 10/01/17		6,190	6,592,350

			32,701,705

Automobiles – 0.3%
Jaguar Land Rover Plc, 8.25%, 3/15/20	GBP	11,839	18,991,254

Building Products – 1.1%
Building Materials Corp. of America:
7.00%, 2/15/20 (e)	USD	5,240	5,567,500
6.75%, 5/01/21 (e)		12,890	13,679,513
Interline Brands, Inc., 7.00%, 11/15/18		3,670	3,871,850
The Ryland Group, Inc., 6.63%, 5/01/20		4,025	4,065,250
Shea Homes LP/Shea Homes Funding Corp., 8.63%, 5/15/19 (e)		27,475	28,574,000
Spie BondCo 3 SCA, 11.00%, 8/15/19	EUR	7,679	10,369,553
Xefin Lux SCA:
8.00%, 6/01/18		3,832	5,161,872
8.00%, 6/01/18 (e)		5,037	6,785,060

			78,074,598

Capital Markets – 0.9%
American Capital Ltd., 7.96%, 12/31/13 (g)	USD	13,395	13,602,087
E*Trade Financial Corp.:
12.50%, 11/30/17		23,768	27,660,010
3.27%, 8/31/19 (a)(e)(f)		1,420	1,522,950
Series A, 3.27%, 8/31/19 (a)(f)		328	351,780
Lehman Brothers Holdings, Inc.:
5.38%, 10/17/12 (b)(c)	EUR	4,550	1,823,544
4.75%, 1/16/14 (b)(c)		14,545	5,829,329
0.00%, 2/05/14 (b)(c)		22,800	9,076,942

			59,866,642

Chemicals – 3.9%
American Pacific Corp., 9.00%, 2/01/15	USD	6,530	6,570,812
Basell Finance Co. BV, 8.10%, 3/15/27 (e)		16,903	19,607,480
Celanese U.S. Holdings LLC:
6.63%, 10/15/18		7,760	8,264,400
5.88%, 6/15/21		29,150	30,753,250
Chemtura Corp., 7.88%, 9/01/18		3,080	3,311,000
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC:
8.88%, 2/01/18		3,565	3,689,775
9.00%, 11/15/20		13,517	12,570,810
Huntsman International LLC:
8.63%, 3/15/20		2,090	2,335,575
8.63%, 3/15/21		5,035	5,651,787
Ineos Finance Plc, 8.38%, 2/15/19 (e)		11,220	11,865,150
Kinove German Bondco GmbH, 10.00%, 6/15/18	EUR	7,558	10,483,362
Kraton Polymers LLC/Kraton Polymers Capital Corp., 6.75%, 3/01/19	USD	1,590	1,641,675

Corporate Bonds	Par (000)		Value

Chemicals (concluded)
Lyondell Chemical Co., 11.00%, 5/01/18	USD	43,807	$48,407,209
LyondellBasell Industries NV, 5.75%, 4/15/24 (e)		61,000	60,847,500
Momentive Performance Materials, Inc., 11.50%, 12/01/16		8,500	7,055,000
Nexeo Solutions LLC/Nexeo Solutions Finance Corp., 8.38%, 3/01/18 (e)		5,400	5,346,000
NOVA Chemicals Corp., 8.63%, 11/01/19		11,215	12,785,100
PolyOne Corp., 7.38%, 9/15/20		2,100	2,226,000
Solutia, Inc.:
8.75%, 11/01/17		4,335	4,914,806
7.88%, 3/15/20		13,170	15,441,825
TPC Group LLC, 8.25%, 10/01/17		3,485	3,650,537

			277,419,053

Commercial Banks – 1.8%
CIT Group, Inc.:
5.50%, 2/15/15 (e)		5,850	5,967,000
7.00%, 5/02/16 (e)		25,213	25,276,033
7.00%, 5/02/17 (e)		71,127	71,304,817
5.25%, 3/15/18		11,260	11,485,200
6.00%, 4/01/36		13,742	11,674,049
Glitnir Banki HF, 6.38%, 9/25/12 (b)(c)(e)		3,385	–

			125,707,099

Commercial Services & Supplies – 3.1%
Aircastle Ltd.:
6.75%, 4/15/17 (e)		15,090	15,090,000
7.63%, 4/15/20 (e)		10,160	10,160,000
ARAMARK Corp.:
4.05%, 2/01/15 (d)		1,340	1,329,950
8.50%, 2/01/15		3,319	3,402,008
ARAMARK Holdings Corp., 8.63%, 5/01/16 (e)(h)		8,300	8,507,500
Aviation Capital Group Corp., 6.75%, 4/06/21 (e)		7,360	7,138,538
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 8.25%, 1/15/19		2,805	2,924,212
B-Corp Merger Sub, Inc., 8.25%, 6/01/19 (e)		6,180	6,365,400
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (e)		301	290,465
Casella Waste Systems, Inc., 7.75%, 2/15/19		12,441	12,316,590
Clean Harbors, Inc., 7.63%, 8/15/16		5,330	5,609,825
Covanta Holding Corp., 6.38%, 10/01/22		6,490	6,593,749
Darling International, Inc., 8.50%, 12/15/18		3,625	4,041,875
GCL Holdings SCA, 9.38%, 4/15/18 (e)	EUR	5,145	6,501,670
Harland Clarke Holdings Corp.:
6.00%, 5/15/15 (d)	USD	2,160	1,598,400
9.50%, 5/15/15		1,940	1,629,600
The Hertz Corp.:
7.50%, 10/15/18		5,615	5,958,919
6.75%, 4/15/19 (e)		7,060	7,307,100
7.38%, 1/15/21		11,745	12,508,425
Hertz Holdings Netherlands BV:
8.50%, 7/31/15	EUR	3,841	5,532,589
8.50%, 7/31/15 (e)		16,670	24,011,523
Iron Mountain, Inc., 7.75%, 10/01/19	USD	7,650	8,357,625
Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.50%, 12/01/19 (e)		9,440	10,242,400
Leucadia National Corp., 8.13%, 9/15/15		9,390	10,516,800
Little Traverse Bay Bands of Odawa Indians, 9.00%, 8/31/20 (e)		1,504	1,323,520
Mobile Mini, Inc., 7.88%, 12/01/20		9,205	9,803,325
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC, 8.88%, 3/15/18		1,473	1,384,620

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	27

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Commercial Services & Supplies (concluded)
The ServiceMaster Co., 8.00%, 2/15/20 (e)	USD	17,215	$18,333,975
Verisure Holding AB:
8.75%, 9/01/18	EUR	5,129	7,030,066
Series B, 8.75%, 12/01/18		2,471	3,015,464

			218,826,133

Computers & Peripherals – 0.1%
SanDisk Corp., 1.50%, 8/15/17	USD	5,180	6,131,825

Construction & Engineering – 0.2%
Aguila 3 SA, 7.88%, 1/31/18 (e)		7,377	7,708,965
URS Corp., 5.00%, 4/01/22 (e)		9,830	9,716,876

			17,425,841

Consumer Finance – 0.1%
Credit Acceptance Corp., 9.13%, 2/01/17		7,555	8,159,400

Containers & Packaging – 1.6%
Ardagh Packaging Finance Plc:
7.38%, 10/15/17 (e)		1,405	1,506,863
7.38%, 10/15/17	EUR	2,603	3,679,937
7.38%, 10/15/17 (e)		4,339	6,134,171
9.25%, 10/15/20 (e)		2,457	3,326,104
Ardagh Packaging Finance Plc/Ardagh MP Holdings USA, Inc., 9.13%,10/15/20 (e)	USD	10,905	11,422,987
Ball Corp.:
6.75%, 9/15/20		3,280	3,591,600
5.75%, 5/15/21		2,340	2,486,250
Berry Plastics Corp.:
4.35%, 9/15/14 (d)		6,890	6,683,300
8.25%, 11/15/15		10,320	11,016,600
9.75%, 1/15/21		9,376	10,243,280
Beverage Packaging Holdings Luxembourg II SA, 8.00%, 12/15/16	EUR	7,532	9,292,068
Crown European Holdings SA:
7.13%, 8/15/18		6,091	8,631,333
7.13%, 8/15/18 (e)		5,938	8,414,523
Graphic Packaging International, Inc., 7.88%, 10/01/18	USD	3,730	4,130,975
Greif Luxembourg Finance SCA, 7.38%, 7/15/21 (e)	EUR	2,085	2,906,025
Greif, Inc., 7.75%, 8/01/19	USD	2,515	2,841,950
OI European Group BV, 6.88%, 3/31/17	EUR	2,030	2,781,879
Sealed Air Corp.:
8.13%, 9/15/19 (e)	USD	8,710	9,613,663
8.38%, 9/15/21 (e)		5,210	5,854,737

			114,558,245

Diversified Financial Services – 3.2%
Ally Financial, Inc.:
7.50%, 9/15/20		3,420	3,693,600
8.00%, 11/01/31		24,538	27,053,145
8.00%, 11/01/31		13,567	14,468,161
FCE Bank Plc:
9.38%, 1/17/14	EUR	2,050	3,007,509
4.75%, 1/19/15		22,036	30,161,038
Ford Motor Credit Co. LLC:
7.00%, 4/15/15	USD	29,240	31,940,577
12.00%, 5/15/15		1,130	1,395,550
5.88%, 8/02/21		14,538	15,680,541
General Motors Financial Co., Inc., 6.75%, 6/01/18		5,540	5,917,058
Hexion U.S. Finance Corp., 6.63%, 4/15/20 (e)		16,189	16,553,253
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
8.00%, 1/15/18		48,020	49,940,800

Corporate Bonds	Par (000)		Value

Diversified Financial Services (concluded)
8.00%, 1/15/18 (e)	USD	7,500	$7,800,000
KKR Group Finance Co. LLC, 6.38%, 9/29/20 (e)		6,920	7,245,918
QHP Royalty Sub LLC, 10.25%, 3/15/15 (e)		2,311	2,325,351
Residential Capital LLC, 9.63%, 5/15/15		7,690	6,536,500
Springleaf Finance Corp., 6.90%, 12/15/17		3,020	2,355,600

			226,074,601

Diversified Telecommunication Services – 4.3%
Avaya, Inc., 9.75%, 11/01/15		8,000	7,880,000
Broadview Networks Holdings, Inc., 11.38%, 9/01/12		12,360	10,938,600
GCI, Inc., 6.75%, 6/01/21		4,932	4,962,825
Hughes Satellite Systems Corp., 6.50%, 6/15/19		7,620	7,962,900
Intelsat Jackson Holdings SA, 11.25%, 6/15/16		15,543	16,359,007
Intelsat Luxembourg SA:
11.25%, 2/04/17		2,480	2,579,200
11.50%, 2/04/17 (h)		25,990	27,029,600
ITC Deltacom, Inc., 10.50%, 4/01/16		4,780	5,019,000
Level 3 Financing, Inc.:
8.13%, 7/01/19 (e)		54,523	56,294,997
8.63%, 7/15/20 (e)		23,440	24,612,000
Phones4U Finance Plc:
9.50%, 4/01/18	GBP	1,224	1,761,996
9.50%, 4/01/18 (e)		6,510	9,371,400
ProtoStar I Ltd., 18.00%, 10/15/12 (b)(c)(e)(f)	USD	14,623	7,311
Qwest Communications International, Inc.:
7.50%, 2/15/14		3,636	3,654,180
8.00%, 10/01/15		10,315	11,011,263
Qwest Corp., 7.50%, 6/15/23		709	716,090
Sprint Capital Corp., 6.88%, 11/15/28		50,631	38,732,715
Sunrise Communications Holdings SA:
8.50%, 12/31/18	EUR	100	142,040
8.50%, 12/31/18 (e)		2,725	3,870,584
Sunrise Communications International SA:
7.00%, 12/31/17		398	565,318
7.00%, 12/31/17 (e)		2,040	2,897,611
TW Telecom Holdings, Inc., 8.00%, 3/01/18	USD	2,340	2,556,450
UPC Holding BV, 9.88%, 4/15/18 (e)		4,580	5,060,900
UPCB Finance II Ltd.:
6.38%, 7/01/20	EUR	4,800	6,353,779
6.38%, 7/01/20 (e)		12,406	16,421,871
Virgin Media Secured Finance Plc, 7.00%, 1/15/18	GBP	4,755	8,137,955
West Corp., 8.63%, 10/01/18	USD	1,925	2,112,687
Windstream Corp., 7.88%, 11/01/17		7,075	7,800,187
Ziggo Finance BV, 6.13%, 11/15/17 (e)	EUR	11,069	15,574,754

			300,387,220

Electric Utilities – 4.1%
The AES Corp.:
7.75%, 10/15/15	USD	4,586	5,113,390
9.75%, 4/15/16		13,120	15,350,400
7.38%, 7/01/21 (e)		4,165	4,602,325
DPL, Inc., 7.25%, 10/15/21 (e)		26,420	29,326,200
Energy Future Holdings Corp., 10.00%, 1/15/20		27,535	29,875,475
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.:
10.00%, 12/01/20		107,563	117,243,670
11.75%, 3/01/22 (e)		36,275	37,091,187

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	MARCH 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Electric Utilities (concluded)
FPL Energy National Wind Portfolio LLC, 6.13%, 3/25/19 (e)	USD	283	$277,401
The Tokyo Electric Power Co., Inc., 4.50%, 3/24/14	EUR	38,800	49,005,188

			287,885,236

Electronic Equipment, Instruments & Components – 0.0%
Jabil Circuit, Inc., 8.25%, 3/15/18	USD	2,660	3,092,250

Energy Equipment & Services – 1.0%
Atwood Oceanics, Inc., 6.50%, 2/01/20		5,250	5,512,500
Cie Generale de Geophysique - Veritas:
9.50%, 5/15/16		2,255	2,480,500
7.75%, 5/15/17		5,840	6,073,600
6.50%, 6/01/21		2,485	2,534,700
Elster Finance BV, 6.25%, 4/15/18	EUR	1,835	2,227,090
Forbes Energy Services Ltd., 9.00%, 6/15/19	USD	6,840	6,669,000
Gulfmark Offshore, Inc., 6.38%, 3/15/22 (e)		3,815	3,834,075
Hornbeck Offshore Services, Inc., 5.88%, 4/01/20 (e)		7,680	7,699,200
Infinis Plc:
9.13%, 12/15/14	GBP	1,275	2,110,724
9.13%, 12/15/14 (e)		3,820	6,323,896
Oil States International, Inc., 6.50%, 6/01/19	USD	13,205	13,865,250
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (e)		5,865	6,099,600
Transocean, Inc., 6.38%, 12/15/21		5,310	5,974,642

			71,404,777

Food & Staples Retailing – 0.1%
Rite Aid Corp., 6.88%, 12/15/28 (e)		7,860	6,857,850

Food Products – 0.2%
Del Monte Corp., 7.63%, 2/15/19		5,685	5,656,575
DGS International Finance Co., 10.00%, 6/01/49 (b)(c)(e)		20,000	2
JBS USA LLC/JBS USA Finance, Inc., 11.63%, 5/01/14		1,890	2,201,850
Post Holdings, Inc., 7.38%, 2/15/22 (e)		8,270	8,662,825

			16,521,252

Health Care Equipment & Supplies – 0.7%
Bausch & Lomb, Inc., 9.88%, 11/01/15		3,330	3,504,825
Biomet, Inc.:
10.00%, 10/15/17		4,347	4,678,459
10.38%, 10/15/17 (h)		17,080	18,403,700
DJO Finance LLC/DJO Finance Corp.:
10.88%, 11/15/14		4,443	4,509,645
8.75%, 3/15/18 (e)		8,900	8,989,000
7.75%, 4/15/18		4,190	3,435,800
Ontex IV SA, 7.50%, 4/15/18 (e)	EUR	2,870	3,559,797

			47,081,226

Health Care Providers & Services – 4.1%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp.:
7.75%, 2/15/19	USD	5,840	6,000,600
7.75%, 2/15/19 (e)		3,775	3,841,063
CHS/Community Health Systems, Inc.:
8.88%, 7/15/15		1,150	1,191,688
8.00%, 11/15/19 (e)		3,900	4,036,500
Fresenius Medical Care US Finance II, Inc., 5.88%, 1/31/22 (e)		3,979	4,088,423
Fresenius Medical Care US Finance, Inc.:
6.88%, 7/15/17		695	769,713
6.50%, 9/15/18 (e)		5,818	6,341,620
5.75%, 2/15/21 (e)		180	186,300
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (e)		260	299,650

Corporate Bonds	Par (000)		Value

Health Care Providers & Services (concluded)
HCA, Inc.:
6.75%, 7/15/13	USD	500	$520,000
8.50%, 4/15/19		2,235	2,483,644
6.50%, 2/15/20		43,325	45,491,250
7.88%, 2/15/20		20,500	22,524,375
7.25%, 9/15/20		24,375	26,538,281
5.88%, 3/15/22		22,135	22,162,669
Iasis Healthcare LLC/Iasis Capital Corp., 8.38%, 5/15/19		24,715	24,035,337
INC Research LLC, 11.50%, 7/15/19 (e)		8,365	8,155,875
Omnicare, Inc., 7.75%, 6/01/20		22,621	25,109,310
Priory Group No. 3 Plc:
7.00%, 2/15/18	GBP	2,585	3,958,953
7.00%, 2/15/18 (e)		6,799	10,412,735
PSS World Medical, Inc., 6.38%, 3/01/22 (e)	USD	6,965	7,156,537
Symbion, Inc., 8.00%, 6/15/16		6,870	6,801,300
Teleflex, Inc., 6.88%, 6/01/19		6,560	7,068,400
Tenet Healthcare Corp.:
10.00%, 5/01/18		8,475	9,703,875
6.25%, 11/01/18 (e)		7,520	7,764,400
8.88%, 7/01/19		11,737	13,145,440
USPI Finance Corp., 9.00%, 4/01/20 (e)		7,395	7,616,850
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 7.75%, 2/01/19 (e)		8,745	8,701,275

			286,106,063

Health Care Technology – 0.5%
IMS Health, Inc., 12.50%, 3/01/18 (e)		30,125	35,622,813

Hotels, Restaurants & Leisure – 2.6%
Caesars Entertainment Operating Co., Inc.:
10.00%, 12/15/15		7,150	6,578,000
11.25%, 6/01/17		13,995	15,254,550
10.00%, 12/15/18		65,509	50,605,703
Caesars Operating Escrow LLC/Caesars Escrow Corp., 8.50%, 2/15/20 (e)		14,970	15,231,975
Eldorado Resorts LLC/Eldorado Capital Corp., 8.63%, 6/15/19 (e)		2,635	2,503,250
Enterprise Inns Plc, 6.50%, 12/06/18	GBP	4,347	5,770,969
Fontainebleau Las Vegas Holdings LLC, 10.25%, 6/15/15 (b)(c)(e)	USD	2,470	1,544
MGM Resorts International:
13.00%, 11/15/13		6,770	7,844,737
10.38%, 5/15/14		9,365	10,617,569
4.25%, 4/15/15		10,885	11,524,494
11.13%, 11/15/17		17,117	19,363,606
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (e)		13,002	14,269,695
Scientific Games Corp., 8.13%, 9/15/18		1,800	1,959,750
Scientific Games International, Inc., 9.25%, 6/15/19		185	204,888
Travelport LLC:
5.11%, 9/01/14 (d)		3,255	1,773,975
9.88%, 9/01/14		720	455,400
11.88%, 9/01/16		1,100	352,000
6.47%, 12/01/16 (e)(h)		6,032	4,297,648
Travelport LLC/Travelport, Inc., 9.00%, 3/01/16		1,720	1,038,450
Waterford Gaming LLC, 8.63%, 9/15/14 (e)		4,871	1,838,711
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.38%, 3/15/22 (e)		15,135	14,756,625

			186,243,539

Household Durables – 0.9%
Beazer Homes USA, Inc., 12.00%, 10/15/17		15,535	16,913,731
Meritage Homes Corp., 7.00%, 4/01/22 (e)		3,590	3,598,975
Pulte Group, Inc., 6.38%, 5/15/33		990	796,950

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	29

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Household Durables (concluded)
Standard Pacific Corp.:
10.75%, 9/15/16	USD	12,385	$14,242,750
8.38%, 1/15/21		21,145	22,202,250
Toll Brothers Finance Corp., 5.88%, 2/15/22		5,565	5,719,802

			63,474,458

Household Products – 1.4%
ACCO Brands Corp., 10.63%, 3/15/15		1,940	2,117,044
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
8.75%, 10/15/16 (e)	EUR	3,777	5,276,788
8.75%, 10/15/16		6,026	8,418,831
8.75%, 10/15/16 (e)	USD	2,021	2,137,207
7.13%, 4/15/19 (e)		11,115	11,587,387
9.88%, 8/15/19 (e)		27,835	28,461,287
7.88%, 8/15/19 (e)		20,525	22,064,375
6.88%, 2/15/21 (e)		5,250	5,433,750
8.25%, 2/15/21 (e)		3,835	3,604,900
Spectrum Brands, Inc., 6.75%, 3/15/20 (e)		8,615	8,701,150

			97,802,719

Independent Power Producers & Energy Traders – 0.4%
Calpine Corp.:
7.25%, 10/15/17 (e)		7,500	7,950,000
7.50%, 2/15/21 (e)		2,540	2,711,450
7.88%, 1/15/23 (e)		3,690	3,985,200
Ipalco Enterprises, Inc., 7.25%, 4/01/16 (e)		3,600	3,924,000
NRG Energy, Inc., 7.63%, 1/15/18		8,440	8,461,100

			27,031,750

Industrial Conglomerates – 0.1%
Koppers, Inc., 7.88%, 12/01/19		4,110	4,387,425

Insurance – 0.3%
Americo Life, Inc., 7.88%, 5/01/13 (e)		6,000	6,326,748
CNO Financial Group, Inc., 9.00%, 1/15/18 (e)		7,222	7,799,760
Genworth Financial, Inc., 7.63%, 9/24/21		7,455	7,711,981
International Lease Finance Corp., 6.50%, 9/01/14 (e)		180	190,125

			22,028,614

IT Services – 0.2%
Alliance Data Systems Corp., 6.38%, 4/01/20 (e)		9,460	9,625,550
Fidelity National Information Services, Inc., 5.00%, 3/15/22 (e)		7,840	7,722,400

			17,347,950

Machinery – 0.1%
Boart Longyear Management Pty Ltd., 7.00%, 4/01/21 (e)		3,390	3,542,550
Navistar International Corp., 8.25%, 11/01/21		1,134	1,236,060
SPX Corp., 6.88%, 9/01/17		3,634	3,979,230

			8,757,840

Media – 6.5%
AMC Networks, Inc., 7.75%,
7/15/21 (e)		4,700	5,240,500
CCH II LLC/CCH II Capital Corp., 13.50%, 11/30/16		11,888	13,551,882
CCO Holdings LLC/CCO Holdings Capital Corp.:
7.88%, 4/30/18		1,140	1,231,200
7.38%, 6/01/20		5,730	6,217,050
6.50%, 4/30/21		6,126	6,340,410
Central European Media Enterprises Ltd., 11.63%, 9/15/16 (e)	EUR	5,039	5,510,850

Corporate Bonds	Par (000)		Value

Media (concluded)
CET 21 Spol SRO, 9.00%, 11/01/17 (e)	EUR	2,330	$3,216,301
Cinemark USA, Inc., 8.63%, 6/15/19	USD	4,435	4,922,850
Clear Channel Communications, Inc., 9.00%, 3/01/21		13,130	11,817,000
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		28,529	31,132,271
Series B, 9.25%, 12/15/17		106,022	116,226,617
7.63%, 3/15/20 (e)		37,835	37,078,300
DISH DBS Corp., 6.75%, 6/01/21		10,700	11,529,250
Gray Television, Inc., 10.50%, 6/29/15		12,175	12,662,000
Harron Communications LP/Harron Finance Corp., 9.13%, 4/01/20 (e)		6,220	6,422,150
The Interpublic Group of Cos., Inc., 10.00%, 7/15/17		7,095	8,123,775
Kabel BW GmbH:
7.50%, 3/15/19	EUR	5,380	7,641,740
7.50%, 3/15/19 (e)		11,877	16,870,064
Kabel Deutschland Vertrieb und Service GmbH & Co. KG, 6.50%, 6/29/18		6,780	9,435,611
Kable BW Musketeer GmbH, 9.50%, 3/15/21 (e)		6,825	9,853,509
Lamar Media Corp., 5.88%, 2/01/22 (e)	USD	2,115	2,152,013
Live Nation Entertainment, Inc., 8.13%, 5/15/18 (e)		10,965	11,677,725
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (e)		5,410	4,497,063
Nielsen Finance LLC/Nielsen Finance Co.:
11.63%, 2/01/14		1,258	1,452,990
11.50%, 5/01/16		62	71,455
7.75%, 10/15/18		29,905	32,970,263
Odeon & UCI Finco Plc, 9.00%, 8/01/18 (e)	GBP	4,179	6,617,418
ProQuest LLC/ProQuest Notes Co., 9.00%, 10/15/18 (e)	USD	7,200	6,228,000
Sinclair Television Group, Inc., 9.25%, 11/01/17 (e)		3,100	3,448,750
Unitymedia GmbH:
9.63%, 12/01/19	EUR	2,244	3,277,158
9.63%, 12/01/19 (e)		7,619	11,126,856
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
8.13%, 12/01/17		7,085	10,016,271
8.13%, 12/01/17 (e)		4,857	6,866,483
8.13%, 12/01/17 (e)	USD	8,856	9,564,480
WMG Acquisition Corp.:
9.50%, 6/15/16 (e)		2,430	2,648,700
11.50%, 10/01/18 (e)		11,645	12,460,150
Ziggo Bond Co. BV, 8.00%, 5/15/18 (e)	EUR	5,342	7,676,823

			457,775,928

Metals & Mining – 2.0%
Alpha Natural Resources, Inc., 6.00%, 6/01/19	USD	600	543,000
Eco-Bat Finance Plc, 7.75%, 2/15/17	EUR	9,305	12,441,167
Goldcorp, Inc., 2.00%,
8/01/14 (f)	USD	10,875	13,117,969
Newmont Mining Corp., Series A, 1.25%, 7/15/14 (f)		19,350	24,381,000
Novelis, Inc.:
8.38%, 12/15/17		16,828	18,258,380
8.75%, 12/15/20		53,245	58,303,275
RathGibson, Inc., 11.25%, 2/15/14 (b)(c)		7,631	382
Taseko Mines Ltd., 7.75%, 4/15/19		9,005	8,577,263
United States Steel Corp., 7.38%, 4/01/20		25	25,500
Vedanta Resources Plc, 8.25%, 6/07/21 (e)		2,940	2,726,850

			138,374,786

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	MARCH 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Multiline Retail – 0.5%
Dollar General Corp., 11.88%, 7/15/17 (d)	USD	29,611	$32,128,231

Oil, Gas & Consumable Fuels – 13.0%
Antero Resources Finance Corp., 7.25%, 8/01/19 (e)		3,370	3,471,100
Aurora USA Oil & Gas, Inc., 9.88%, 2/15/17 (e)		9,935	10,332,400
Berry Petroleum Co.:
8.25%, 11/01/16		175	182,438
6.38%, 9/15/22		11,775	12,098,813
Bill Barrett Corp., 9.88%, 7/15/16		335	368,500
BreitBurn Energy Partners LP/BreitBurn Finance Corp., 7.88%, 4/15/22 (e)		5,855	5,972,100
Calfrac Holdings LP, 7.50%, 12/01/20 (e)		14,765	14,838,825
Chesapeake Energy Corp.:
9.50%, 2/15/15		1,705	1,952,225
6.88%, 11/15/20		300	309,750
Chesapeake Midstream Partners LP/CHKM Finance Corp.:
5.88%, 4/15/21 (e)		10,653	10,599,735
6.13%, 7/15/22 (e)		11,810	11,898,575
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.63%, 11/15/19 (e)		2,330	2,312,525
Cimarex Energy Co., 5.88%, 5/01/22		8,735	8,909,700
Coffeyville Resources LLC/Coffeyville Finance, Inc., 9.00%, 4/01/15 (e)		13,995	14,974,650
Concho Resources, Inc.:
7.00%, 1/15/21		8,190	8,783,775
6.50%, 1/15/22		4,115	4,341,325
5.50%, 10/01/22		11,565	11,391,525
Consol Energy, Inc., 8.25%, 4/01/20		21,135	22,086,075
Continental Resources, Inc.:
8.25%, 10/01/19		4,305	4,810,837
7.13%, 4/01/21		3,965	4,401,150
Copano Energy LLC/Copano Energy Finance Corp., 7.13%, 4/01/21		8,865	9,330,413
Crosstex Energy LP/Crosstex Energy Finance Corp., 8.88%, 2/15/18		1,400	1,487,500
Crown Oil Partners IV LP, 15.00%, 11/22/14		9,729	9,729,216
Denbury Resources, Inc., 8.25%, 2/15/20		543	606,803
El Paso Corp.:
7.00%, 6/15/17		4,641	5,167,958
7.75%, 1/15/32		1,725	1,964,332
Encore Acquisition Co., 9.50%, 5/01/16		275	302,500
Energy XXI Gulf Coast, Inc.:
9.25%, 12/15/17		16,550	17,915,375
7.75%, 6/15/19		12,660	13,039,800
EV Energy Partners LP/EV Energy Finance Corp., 8.00%, 4/15/19		3,020	3,095,500
Forest Oil Corp., 8.50%, 2/15/14		4,020	4,301,400
Frac Tech Services LLC/Frac Tech Finance, Inc.,
7.63%, 11/15/18 (e)		35,092	36,671,140
Hilcorp Energy I LP/Hilcorp Finance Co.:
8.00%, 2/15/20 (e)		7,875	8,505,000
7.63%, 4/15/21 (e)		19,455	21,011,400
Holly Energy Partners LP/Holly Energy Finance Corp., 6.50%, 3/01/20 (e)		3,830	3,887,450
Key Energy Services, Inc., 6.75%, 3/01/21		9,680	9,946,200
Kodiak Oil & Gas Corp., 8.13%, 12/01/19 (e)		7,985	8,444,137
Laredo Petroleum, Inc., 9.50%, 2/15/19		22,800	25,365,000
Linn Energy LLC/Linn Energy Finance Corp.:
6.50%, 5/15/19 (e)		1,510	1,479,800
6.25%, 11/01/19 (e)		48,870	47,403,900
8.63%, 4/15/20		5,480	5,904,700
7.75%, 2/01/21		4,760	4,938,500
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.:
6.75%, 11/01/20		3,885	4,195,800

Corporate Bonds	Par (000)		Value

Oil, Gas & Consumable Fuels (concluded)
6.25%, 6/15/22	USD	10,465	$10,988,250
MEG Energy Corp., 6.50%, 3/15/21 (e)		34,985	36,646,787
New World Resources NV, 7.88%, 5/01/18	EUR	7,901	10,695,681
Newfield Exploration Co.:
6.88%, 2/01/20	USD	8,870	9,291,325
5.75%, 1/30/22		12,305	12,889,487
Oasis Petroleum, Inc.:
7.25%, 2/01/19		8,690	9,146,225
6.50%, 11/01/21		6,115	6,145,575
OGX Austria GmbH:
8.50%, 6/01/18 (e)		93,315	96,954,285
8.38%, 4/01/22 (e)		17,820	17,998,200
Peabody Energy Corp.:
6.25%, 11/15/21 (e)		34,870	34,172,600
7.88%, 11/01/26		14,150	14,645,250
PetroBakken Energy Ltd., 8.63%, 2/01/20 (e)		29,490	30,743,325
Petrohawk Energy Corp., 6.25%, 6/01/19		15,795	17,887,837
Pioneer Natural Resources Co.:
6.65%, 3/15/17		2,365	2,703,897
6.88%, 5/01/18		10,755	12,649,676
7.50%, 1/15/20		4,425	5,412,262
7.20%, 1/15/28		12,440	15,030,120
Plains Exploration & Production Co.:
10.00%, 3/01/16		2,915	3,221,075
7.63%, 4/01/20		1,235	1,346,150
6.63%, 5/01/21		11,660	12,359,600
6.75%, 2/01/22		10,185	10,643,325
Precision Drilling Corp., 6.50%, 12/15/21 (e)		9,020	9,425,900
QEP Resources, Inc., 5.38%, 10/01/22		8,013	7,942,886
Range Resources Corp.:
8.00%, 5/15/19		5,555	6,096,613
6.75%, 8/01/20		3,870	4,198,950
5.75%, 6/01/21		26,810	28,150,500
5.00%, 8/15/22		8,895	8,783,813
Regency Energy Partners LP/Regency Energy Finance Corp., 6.88%, 12/01/18		10,100	10,680,750
Ruby Pipeline LLC, 6.00%, 4/01/22 (e)		9,285	9,487,784
Samson Investment Co., 9.75%, 2/15/20 (e)		13,625	13,795,312
SandRidge Energy, Inc., 7.50%, 3/15/21		5,690	5,604,650
SM Energy Co.:
6.63%, 2/15/19		5,260	5,575,600
6.50%, 11/15/21		12,440	13,248,600
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
6.88%, 2/01/21		4,475	4,654,000
6.38%, 8/01/22 (e)		6,040	6,130,600
Trafigura Beheer BV, 6.38%, 4/08/15	EUR	2,175	2,857,300
Vanguard Natural Resources LLC, 7.88%, 4/01/20	USD	5,750	5,708,255
Whiting Petroleum Corp., 6.50%, 10/01/18		4,425	4,712,625

			917,354,917

Paper & Forest Products – 1.2%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (e)(h)		9,244	7,395,554
APP Finance II Mauritius Ltd., 12.00%, 12/29/49 (b)(c)		21,000	2,100
Boise Cascade LLC, 7.13%, 10/15/14		2,769	2,789,767
Boise Paper Holdings LLC/Boise Co-Issuer Co., 8.00%, 4/01/20		7,910	8,701,000
Boise Paper Holdings LLC/Boise Finance Co., 9.00%, 11/01/17		14,765	16,278,413
Cascades, Inc., 7.75%, 12/15/17		6,080	6,080,000
Clearwater Paper Corp.:
10.63%, 6/15/16		4,730	5,297,600
7.13%, 11/01/18		3,935	4,171,100

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	31

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Paper & Forest Products (concluded)
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/01/16 (e)	USD	6,515	$6,637,156
NewPage Corp., 11.38%, 12/31/14 (b)(c)(i)		30,570	20,481,900
Sappi Papier Holding GmbH, 6.63%, 4/15/21 (e)		935	874,225
Smurfit Kappa Acquisitions:
7.25%, 11/15/17 (e)	EUR	273	389,589
7.75%, 11/15/19 (e)		3,228	4,649,708

			83,748,112

Pharmaceuticals – 0.7%
Aptalis Pharma, Inc., 12.75%, 3/01/16	USD	5,303	5,660,953
Capsugel FinanceCo SCA:
9.88%, 8/01/19	EUR	1,435	2,071,763
9.88%, 8/01/19 (e)		4,600	6,641,193
ConvaTec Healthcare E SA, 7.38%, 12/15/17 (e)		4,903	6,735,339
inVentiv Health, Inc.:
10.00%, 8/15/18 (e)	USD	880	792,000
10.00%, 8/15/18 (e)		2,530	2,289,650
Valeant Pharmaceuticals International:
6.50%, 7/15/16 (e)		25,020	25,457,850
7.25%, 7/15/22 (e)		2,240	2,217,600

			51,866,348

Professional Services – 0.2%
FTI Consulting, Inc.:
7.75%, 10/01/16		5,215	5,364,931
6.75%, 10/01/20		9,895	10,600,019

			15,964,950

Real Estate Investment Trusts (REITs) – 0.5%
Felcor Lodging LP, 6.75%, 6/01/19		26,520	26,785,200
The Rouse Co. LP, 6.75%, 11/09/15		2,372	2,493,565
Rouse Co. LP/TRC Co-Issuer, Inc., 6.75%, 5/01/13 (e)		4,992	5,129,280

			34,408,045

Real Estate Management & Development – 1.8%
Diamond Resorts Corp., 12.00%, 8/15/18		19,535	20,902,450
IVG Immobilien AG, 8.00%, 5/29/49 (d)	EUR	1,800	1,656,464
Realogy Corp.:
11.50%, 4/15/17	USD	9,730	9,170,525
12.00%, 4/15/17		1,940	1,823,600
7.88%, 2/15/19 (e)		35,180	35,180,000
7.63%, 1/15/20 (e)		39,960	41,758,200
9.00%, 1/15/20 (e)		8,505	8,760,150
Tropicana Entertainment LLC/Tropicana Finance Corp., 9.63%, 12/15/14 (b)(c)		1,115	–
The Unique Pub Finance Co. Plc, Series A4, 5.66%, 6/30/27	GBP	5,250	6,276,991

			125,528,380

Road & Rail – 0.1%
Florida East Coast Railway Corp., 8.13%, 2/01/17	USD	5,030	5,130,600

Semiconductors & Semiconductor Equipment – 0.1%
Spansion LLC, 7.88%, 11/15/17		8,389	8,095,385

Software – 2.9%
Epicor Software Corp., 8.63%, 5/01/19		10,830	11,073,675
Equinix, Inc., 7.00%, 7/15/21		6,020	6,606,950
First Data Corp.:
7.38%, 6/15/19 (e)		24,610	25,071,437
8.88%, 8/15/20 (e)		1,625	1,761,094
8.25%, 1/15/21 (e)		32,655	31,920,263
12.63%, 1/15/21		23,616	23,675,040

Corporate Bonds	Par (000)		Value

Software (concluded)
Interactive Data Corp., 10.25%, 8/01/18	USD	21,800	$24,634,000
Lawson Software, Inc.:
10.00%, 4/01/19	EUR	5,680	7,575,454
9.38%, 4/01/19 (e)	USD	44,760	46,326,600
Sophia LP/Sophia Finance, Inc., 9.75%, 1/15/19 (e)		11,630	12,415,025
SunGard Data Systems, Inc.:
10.63%, 5/15/15		100	105,313
7.38%, 11/15/18		5,870	6,236,875
7.63%, 11/15/20		8,790	9,383,325

			206,785,051

Specialty Retail – 1.8%
Asbury Automotive Group, Inc., 8.38%, 11/15/20		6,955	7,494,013
Claire’s Stores, Inc., 9.00%, 3/15/19 (e)		8,855	9,153,856
House of Fraser Funding Plc:
8.88%, 8/15/18	GBP	5,157	7,588,675
8.88%, 8/15/18 (e)		5,639	8,297,952
Ltd. Brands, Inc., 5.63%, 2/15/22	USD	3,780	3,813,075
Penske Automotive Group, Inc., 7.75%, 12/15/16		6,275	6,533,907
Punch Taverns Finance Plc, 7.27%, 4/15/22	GBP	820	1,203,375
QVC, Inc.:
7.13%, 4/15/17 (e)	USD	4,525	4,819,125
7.50%, 10/01/19 (e)		12,930	14,190,675
7.38%, 10/15/20 (e)		7,931	8,724,100
RSC Equipment Rental, Inc./RSC Holdings III LLC:
9.50%, 12/01/14		1,390	1,428,225
10.00%, 7/15/17 (e)		13,675	15,863,000
8.25%, 2/01/21		19,844	21,133,860
Sally Holdings LLC/Sally Capital, Inc., 6.88%, 11/15/19 (e)		8,570	9,127,050
Sonic Automotive, Inc., 9.00%, 3/15/18		5,100	5,520,750
Toys R US - Delaware, Inc., 7.38%, 9/01/16 (e)		1,370	1,404,250

			126,295,888

Textiles, Apparel & Luxury Goods – 0.1%
Levi Strauss & Co., 7.75%, 5/15/18	EUR	2,189	2,981,523
PVH Corp., 7.38%, 5/15/20	USD	2,575	2,838,938

			5,820,461

Trading Companies & Distributors – 0.7%
UR Financing Escrow Corp.:
5.75%, 7/15/18 (e)		6,207	6,354,416
7.38%, 5/15/20 (e)		12,505	12,786,363
7.63%, 4/15/22 (e)		29,266	30,070,815

			49,211,594

Transportation Infrastructure – 0.1%
Gategroup Finance Luxembourg SA, 6.75%, 3/01/19	EUR	5,960	7,939,036

Wireless Telecommunication Services – 3.3%
Cricket Communications, Inc., 7.75%, 5/15/16	USD	11,650	12,290,750
Digicel Group Ltd.:
8.88%, 1/15/15 (e)		18,055	18,370,963
9.13%, 1/15/15 (e)		10,171	10,348,993
10.50%, 4/15/18 (e)		7,000	7,735,000
Digicel Ltd., 8.25%, 9/01/17 (e)		14,891	15,747,233
iPCS, Inc., 2.67%, 5/01/13 (d)		13,196	12,668,160
Matterhorn Mobile Holdings SA, 8.25%, 2/15/20	EUR	5,539	7,682,898
MetroPCS Wireless, Inc., 6.63%, 11/15/20	USD	21,810	21,673,687
NII Capital Corp., 7.63%, 4/01/21		12,717	12,430,867

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	MARCH 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Wireless Telecommunication Services (concluded)
SBA Telecommunications, Inc., 8.00%, 8/15/16	USD	3,090	$3,321,750
Sprint Nextel Corp.:
9.00%, 11/15/18 (e)		53,283	58,478,093
7.00%, 3/01/20 (e)		52,560	53,348,400

			234,096,794

Total Corporate Bonds – 75.8%			5,344,508,841

Floating Rate Loan Interests (d)

Advertising – 0.0%
Affinion Group, Inc., Tranche B Term Loan, 5.00%, 10/09/16		3,007	2,846,779

Aerospace & Defense – 0.2%
Sequa Corp.:
Term Loan, 3.72% - 3.78%, 12/03/14		3,895	3,833,887
Tranche 1 2011 New Term Loan, 6.25%, 12/03/14		9,666	9,686,943

			13,520,830

Airlines – 0.1%
AWAS Finance Luxembourg S.à r.l., Term Loan B, 5.25%, 6/10/16		6,409	6,408,735
Northwest Airlines Corp.:
Trade Claim Participation, 0.00%, 12/31/49		3,600	–
Trade Claim Participation, 0.00%, 12/31/49		4,500	–

			6,408,735

Auto Components – 0.2%
Federal-Mogul Corp., Tranche B Term Loan, 2.18%, 12/29/14		14,278	13,714,037

Chemicals – 0.1%
PQ Corp. (FKA Niagara Acquisition, Inc.), Original Term Loan (First Lien), 3.50%, 7/30/14		89	87,194
Trinseo Materials Operating S.C.A. (FKA Styron S.à r.l.), Term Loan, 6.00% - 6.75%, 8/02/17		6,453	5,885,339

			5,972,533

Commercial Services & Supplies – 0.2%
Ceridian Corp., US Term Loan, 3.24%, 11/09/14		3,014	2,820,911
Laureate Education, Inc., Extended Term Loan, 5.25%, 6/15/18		3,586	3,512,002
Tervita Corp. (FKA CCS Corp.), Series A Term Loan, 6.50%, 11/14/14		6,464	6,479,960
The ServiceMaster Co.:
Closing Date Loan, 2.75% - 2.99%, 7/24/14		4,620	4,555,661
Delayed Draw Term Loan, 2.75%, 7/24/14		460	453,676

			17,822,210

Computers & Peripherals – 0.1%
CDW LLC (FKA CDW Corp.):
Extended Term Loan, 4.00%, 7/15/17		6,616	6,399,855
Non-Extended Term Loan, 3.74%, 10/10/14		1,978	1,970,034

			8,369,889

Diversified Financial Services – 0.9%
Level 3 Financing, Inc., Tranche B III Term Loan, 5.75%, 9/01/18		22,725	22,928,616

Floating Rate Loan Interests	Par (000)		Value

Diversified Financial Services (concluded)
Nuveen Investments, Inc.:
First-Lien Incremental Term Loan, 7.25%, 5/13/17	USD	8,655	$8,683,821
New Second-Lien Term Loan, 8.25%, 2/28/19		10,695	10,810,827
Springleaf Financial Funding Co. (FKA American General Finance Corp.), Initial Loan, 5.50%, 5/10/17		25,770	23,665,364

			66,088,628

Diversified Telecommunication Services – 0.8%
Avaya, Inc., Term B-1 Loan, 3.24%, 10/24/14		8,155	7,890,225
Hawaiian Telcom Communications, Inc., Term Loan, 7.00%, 2/28/17		5,135	5,086,218
Intelsat Jackson Holdings S.A. (FKA Intelsat Jackson Holdings Ltd.), Tranche B Term Loan, 5.25%, 4/02/18		46,970	47,278,186

			60,254,629

Electrical Equipment – 0.2%
Schaeffler AG, Term Loan, 6.00%, 1/27/17		11,925	11,975,324

Energy Equipment & Services – 0.1%
Texas Competitive Electric Holdings Co. LLC (TXU), 2017 Term Loan (Extending), 4.74%, 10/10/17		10,083	5,592,674

Food & Drug Retailing – 0.1%
U.S. Foodservice, Inc., Term Loan, 2.74%, 7/03/14		6,468	6,238,926

Food & Staples Retailing – 0.4%
AB Acquisitions UK Topco 2 Ltd. (FKA Alliance Boots), Facility B1, 0.00% - 3.58%, 7/06/15	GBP	9,310	13,665,387
Volume Services America, Inc. (Centerplate), Term Loan B , 10.50% - 10.75%, 9/16/16	USD	13,493	13,572,842

			27,238,229

Food Products – 0.2%
Pierre Foods, Inc., Loan (Second Lien), 11.25%, 9/29/17		12,230	12,311,574

Health Care Providers & Services – 0.3%
CHS/Community Health Systems, Inc., Non-Extended Term Loan, 2.49% - 2.74%, 7/25/14		1,514	1,493,944
Emergency Medical Services Corp., Initial Term Loan, 5.25%, 5/25/18		2,709	2,707,550
Harden Healthcare LLC:
Tranche A Additional Term Loan, 7.75% - 8.50%, 3/02/15		7,271	7,125,634
Tranche A Term Loan, 8.50%, 3/02/15		3,615	3,542,606
Health Management Associates, Inc., Term B Loan, 4.50%, 11/16/18		8,823	8,746,922

			23,616,656

Hotels, Restaurants & Leisure – 0.9%
Caesars Entertainment Operating Co., Inc. (FKA Harrah’s Operating Co., Inc.):
Term B-1 Loan, 3.24%, 1/28/15		17,596	16,741,431
Term B-2 Loan, 3.24%, 1/28/15		7,658	7,285,755
Term B-3 Loan, 3.24% - 3.47%, 1/28/15		20,498	19,501,954
Term B-4 Loan, 9.50%, 10/31/16		12,793	13,133,642
OSI Restaurant Partners LLC:
Loan, 2.56% - 4.50%, 6/14/14		2,237	2,195,564
Pre-Funded RC Loan, 0.29% - 4.50%, 6/14/13		221	217,141
Travelport Holdings Ltd.:
Extended Tranche A Loan, 0.00% - 7.07%, 9/30/12 (h)		2,731	1,037,769

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	33

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests	Par (000)		Value

Hotels, Restaurants & Leisure (concluded)
Extended Tranche B Loan, 0.00% - 14.57%, 12/01/16 (h)	USD	8,485	$636,385

			60,749,641

Life Sciences Tools & Services – 0.1%
Pharmaceutical Product Development, Inc. (Jaguar Holdings LLC), Term Loan, 6.25%, 12/05/18		9,282	9,387,642

Machinery – 0.2%
Rexnord LLC/RBS Global, Inc., Term B Loan, 5.00%, 4/01/18		16,359	16,341,987

Media – 1.8%
Cengage Learning Acquisitions, Inc. (Thomson Learning), Term Loan, 2.49%, 7/03/14		7,884	7,255,336
Cequel Communications LLC, Term Loan, 4.00%, 2/14/19		13,895	13,773,419
Clear Channel Communications, Inc.:
Tranche B Term Loan, 3.89%, 1/29/16		51,934	41,995,790
Tranche C Term Loan, 3.89%, 1/29/16		9,211	7,180,355
Eastman Kodak Co., Term Loan (DIP), 8.50%, 7/20/13		13,262	13,471,928
EMI Group North America Holdings, Inc. (MTL Publishing LLC), Term Loan B, 6.00%, 2/07/18		11,745	11,800,789
HMH Publishing Co. Ltd. (AKA Education Media), Tranche A Term Loan, 6.49%, 6/12/14		8,075	4,542,191
Newsday LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		18,455	18,962,513
Univision Communications, Inc., Extended First-Lien Term Loan, 4.49%, 3/31/17		8,030	7,443,328

			126,425,649

Metals & Mining – 0.5%
Dynegy Midwest Generation LLC, Term Loan, 9.25%, 8/05/16		31,506	32,149,026

Multiline Retail – 0.1%
Hema Holding BV, Facility (Mezzanine), 4.03% - 5.00%, 7/05/17 (h)	EUR	8,836	9,133,487

Oil, Gas & Consumable Fuels – 1.2%
Dynegy Power LLC, Term Loan, 9.25%, 8/05/16	USD	56,751	59,203,023
Obsidian Natural Gas Trust, Loan, 7.00%, 11/02/15		22,722	22,835,687

			82,038,710

Paper & Forest Products – 0.3%
Ainsworth Lumber Co. Ltd., Term Loan, 5.25%, 6/26/14		4,000	3,646,000
NewPage Corp., Term Loan (DIP), 8.00%, 3/08/13		9,950	10,057,759
Verso Paper Finance Holdings LLC, Loan, 6.79% - 7.54%, 2/01/13		18,999	9,499,303

			23,203,062

Pharmaceuticals – 0.3%
Aptalis Pharma, Inc. (FKA
Axcan Intermediate Holdings, Inc.), Term Loan, 5.50%, 2/10/17		8,196	8,093,797
inVentiv Health, Inc. (FKA Ventive Health, Inc.):
Consolidated Term Loan, 6.50%, 8/04/16		10,900	10,318,497
Term B-3 Loan, 6.75%, 5/15/18		2,165	2,054,044

			20,466,338

Real Estate Investment Trusts (REITs) – 0.7%
iStar Financial, Inc.:
Tranche A-1 Loan, 5.00%, 6/28/13		43,747	43,660,529
Tranche A-2 Loan, 7.00%, 6/30/14		3,015	3,006,829

			46,667,358

Floating Rate Loan Interests	Par (000)		Value

Real Estate Management & Development – 0.2%
Realogy Corp.:
Extended FL Term Loan, 4.77%, 10/10/16	USD	11,597	$10,802,219
Extended Synthetic Commitment, 0.09% - 4.40%, 10/10/16		1,315	1,225,347

			12,027,566

Semiconductors & Semiconductor Equipment – 0.0%
NXP BV/NXP Funding LLC, Tranche A-2 Loan, 5.50%, 3/03/17		1,616	1,610,898

Software – 1.0%
First Data Corp., 2018 Dollar Term Loan, 4.24%, 3/23/18		15,635	14,235,668
Infor Enterprise Solutions Holdings, Inc. (FKA Magellan Holdings, Inc.)(Infor Global Solutions):
Extended Delayed Draw Term Loan (First Lien) Retired 04/05/2012, 5.75%, 7/28/15		904	897,964
Extended Initial Euro Term Loan (First Lien) Retired 04/05/2012, 5.75%, 7/28/15	EUR	8,117	10,763,237
Extended Initial U.S. Term Loan (First Lien) Retired 04/05/2012, 5.75%, 7/28/15	USD	1,701	1,690,788
Infor Lawson, Term Loan B, 5.75%, 3/22/18		30,975	30,665,250
Interactive Data Corp., Term B Loan, 4.50%, 2/11/18		9,774	9,755,716

			68,008,623

Specialty Retail – 0.4%
Claire’s Stores, Inc., Term B Loan, 2.99% - 3.30%, 5/29/14		9,298	8,828,205
Hupah Finance, Inc., Initial Term Loan, 6.25%, 1/19/19		16,980	17,075,597

			25,903,802

Textiles, Apparel & Luxury Goods – 0.1%
EB Sports Corp., Loan, 0.00% - 11.50%, 12/31/15 (h)		7,197	7,052,819

Wireless Telecommunication Services – 0.8%
Crown Castle Operating Co., Tranche B Term Loan, 4.00%, 1/31/19		2,419	2,408,512
Vodafone Americas Finance 2, Inc.:
Initial Loan, 0.00% - 6.88%, 8/11/15 (h)		39,317	39,513,810
New Series A Loan, 0.00% - 6.25%, 7/11/16		15,263	15,300,656

			57,222,978

Total Floating Rate Loan Interests – 12.5%			880,361,239

Foreign Agency Obligations – 0.0%

Eksportfinans ASA, 0.78%, 4/05/13 (d)		2,042	1,967,087

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	MARCH 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Investment Companies	Shares		Value

Boparan Finance Plc (e)		2,272,000	$3,119,572
Boparan Finance Plc (e)		2,790,000	4,529,510
PBF Holding Co. LLC/PBF Finance Corp. (e)		6,610,000	6,742,200

Total Investment Companies – 0.2%			14,391,282

Other Interests (j)	Beneficial Interest (000)

Auto Components – 0.0%
Lear Corp., Escrow (b)(c)	USD	7,495	56,213
Lear Corp., Escrow (b)(c)		7,955	59,662

			115,875

Capital Markets – 0.1%
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (b)(c)		2,520	724,500
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (b)(c)		5,675	1,624,469
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (b)(c)		5,500	1,601,875
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (b)(c)		9,030	2,562,262
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (b)(c)		1,000	288,750

			6,801,856

Electric Utilities – 0.0%
Mirant America Corp., Escrow (b)(c)(e)		3,270	–
Mirant America, Inc., Escrow (b)(c)(e)		1,880	–
Mirant Americas Generation LLC, Escrow (b)(c)		1,215	–

			–

Hotels, Restaurants & Leisure – 0.0%
Buffets Restaurants Holdings, Inc., Escrow (b)		3,925	–

Household Durables – 0.4%
Richland-Stryker Generation LLC (b)		10,488	10,487,500
Stanley-Martin, Class B Membership Units (b)		20	18,073,190

			28,560,690

Media – 0.0%
Adelphia Communications Corp., Escrow (b)(c)		800	4,000
Adelphia Communications Corp., Escrow (b)(c)		325	1,625
Adelphia Communications Corp., Escrow (b)(c)		27,425	3
Century Communications, Escrow (b)(c)		625	6,250

			11,878

Oil, Gas & Consumable Fuels – 0.0%
Post Oak Crown IV LLC (b)		2,500	2,500,000

Total Other Interests – 0.5%			37,990,299

Preferred Securities

Capital Trusts	Par (000)

Insurance – 0.3%
American General Institutional Capital A, 7.57%, 12/01/45 (e)		10,310	10,310,000
Genworth Financial, Inc., 6.15%, 11/15/66 (d)		15,780	10,651,500

			20,961,500

Total Capital Trusts – 0.3%			20,961,500

Preferred Stocks	Shares	Value

Auto Components – 0.6%
Dana Holding Corp., 0.40% (e)	299,201	$39,382,332

Commercial Banks – 0.0%
Royal Bank of Scotland Group Plc, 7.25%	84,000	1,596,000

Diversified Financial Services – 1.1%
Ally Financial, Inc., 7.00%	77,282	64,383,155
RBS Capital Funding Trust VII, 0.04%	900,000	12,465,000

		76,848,155

Media – 0.1%
TRA Global, Inc., 0.00% (b)	2,077,830	2,555,731

Real Estate Investment Trusts (REITs) – 0.0%
MPG Office Trust, Inc., Series A, 0.05%	140,888	2,092,187

Thrifts & Mortgage Finance – 0.0%
Fannie Mae, 7.00%	370,000	669,700
Freddie Mac, 8.38%	990,611	1,375,959

		2,045,659

Total Preferred Stocks – 1.8%		124,520,064

Trust Preferreds

Diversified Financial Services – 0.5%
GMAC Capital Trust I, 8.13%	1,517,080	35,059,719

Total Preferred Securities – 2.6%		180,541,283

Warrants (k)

Diversified Financial Services – 0.0%
Bankruptcy Management Solutions, Inc. (Expires 9/28/17)	3,811	76

Health Care Providers & Services – 0.0%
HealthSouth Corp. (Expires 1/16/14)	253,521	–

Hotels, Restaurants & Leisure – 0.0%
BLB Worldwide Holdings, Inc. (Expires 11/08/17)	500	5,250
Buffets Restaurants Holdings, Inc. (Expires 4/29/14)	3,314	–

		5,250

Media – 0.0%
Charter Communications, Inc., Class A (Expires 11/30/14) (b)	74,775	1,570,275
HMH Holdings (Expires 3/09/17)	167,684	–

		1,570,275

Total Warrants – 0.0%		1,575,601

Total Long-Term Investments
(Cost – $6,743,274,553) – 96.8%		6,828,458,986

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (l)(m)	396,146,417	396,146,417

Total Short-Term Securities (Cost – $396,146,417) – 5.6%		396,146,417

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	35

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Options Purchased	Contracts	Value

Exchange-Traded Put Options — 0.1%
SPDR S&P 500 ETF Trust, Strike Price USD 136, Expires 4/21/12	4,925	$265,950
SPDR S&P 500 ETF Trust, Strike Price USD 141, Expires 4/21/12	34,900	6,212,200

		6,478,150

Over-the-Counter Call Options — 0.0%
Marsico Parent Superholdco LLC, Strike Price USD 942.86, Expires 12/14/19, Broker Goldman Sachs Bank USA	107	1

Total Options Purchased
(Cost — $10,770,966) — 0.1%		6,478,151

Total Investments Before Options Written
(Cost — $7,150,191,936) — 102.5%		7,231,083,554

Options Written

Exchange-Traded Put Options — (0.0)%
SPDR S&P 500 ETF Trust, Strike Price USD 131, Expires 4/21/12	34,900	(715,450)

Total Options Written
(Premiums Received — $1,534,717) — 0.0%		(715,450)

Total Investments Net of Options Written — 102.5%		7,230,368,104
Liabilities in Excess of Other Assets — (2.5)%		(177,333,062)

Net Assets — 100.0%		$7,053,035,042

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(b)	Non-income producing security.
(c)	Issuer filed for bankruptcy and/or is in default of interest payments.
(d)	Variable rate security. Rate shown is as of report date.
(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(f)	Convertible security.
(g)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(h)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(i)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(j)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(k)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.
(l)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2011	Net Activity	Shares Held at March 31, 2012	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	205,812,406	190,334,011	396,146,417	$292,161

(m)	Represents the current yield as of report date.
—	Reverse repurchase agreements outstanding as of March 31, 2012 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount

Deutsche Bank AG	(11.00)%	12/21/11	Open	$1,947,355	$2,010,000
Deutsche Bank AG	(12.00)%	1/11/12	Open	5,789,350	5,950,000

Total				$7,736,705	$7,960,000

—	Foreign currency exchange contracts as of March 31, 2012 were as follows:

Currency Purchased		Currency Sold		Counter- party	Settle- ment Date	Unrea- lized Apprec- iation (Deprec- iation)

AUD	665,000	USD	689,565	Citibank, N.A.	4/02/12	$(724)
EUR	1,146,000	USD	1,527,123	Morgan Stanley Capital Services, Inc.	4/02/12	1,305
AUD	22,000	USD	22,830	Deutsche Bank AG	4/03/12	(41)
AUD	1,072,000	USD	1,108,308	UBS AG	4/03/12	2,125
EUR	7,456,000	USD	9,952,895	Credit Suisse International	4/04/12	(8,778)
USD	688,855	AUD	665,000	Citibank, N.A.	4/11/12	947
USD	38,071,662	CAD	38,880,000	Royal Bank of Scotland Plc	4/11/12	(898,526)
USD	10,003,974	GBP	6,380,000	Citibank, N.A.	4/11/12	(200,045)
USD	9,742,053	GBP	6,130,000	Citibank, N.A.	4/11/12	(62,121)
USD	4,976,461	GBP	3,147,000	Citibank, N.A.	4/11/12	(56,775)
USD	17,133,709	GBP	10,748,000	Citibank, N.A.	4/11/12	(56,384)
USD	1,569,426	GBP	1,000,000	Royal Bank of Scotland Plc	4/11/12	(29,950)
USD	1,103,526	GBP	700,000	Royal Bank of Scotland Plc	4/11/12	(16,037)
USD	70,574,916	GBP	46,039,500	UBS AG	4/11/12	(3,059,555)
USD	327,823,025	EUR	255,214,500	Citibank, N.A.	4/18/12	(12,585,567)
USD	7,660,733	EUR	5,800,000	Citibank, N.A.	4/18/12	(75,387)
USD	7,792,571	EUR	5,875,000	Citibank, N.A.	4/18/12	(43,585)
USD	9,953,402	EUR	7,456,000	Credit Suisse International	4/18/12	8,487
USD	14,828,569	EUR	11,285,000	Deutsche Bank AG	4/18/12	(223,518)
USD	3,185,768	EUR	2,420,000	Deutsche Bank AG	4/18/12	(42,061)
USD	1,250,134	EUR	950,000	Deutsche Bank AG	4/18/12	(16,989)
USD	1,527,199	EUR	1,146,000	Morgan Stanley Capital Services, Inc.	4/18/12	(1,352)
USD	23,239,490	EUR	17,840,000	Royal Bank of Scotland Plc	4/18/12	(555,746)
USD	13,147,880	EUR	10,000,000	Royal Bank of Scotland Plc	4/18/12	(190,257)
USD	9,821,623	EUR	7,470,000	Royal Bank of Scotland Plc	4/18/12	(141,965)

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	MARCH 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Currency Purchased	Currency Sold		Counter- party	Settle- ment Date	Unrea- lized Apprec- iation (Depre- ciation)

USD 5,808,268	EUR	4,444,000	Royal Bank of Scotland Plc	4/18/12	$ (119,200)

USD 6,381,440	EUR	4,811,000	Royal Bank of Scotland Plc	4/18/12	(35,537)

USD 13,179,807	EUR	9,977,000	UBS AG	4/18/12	(127,653)

Total					$(18,534,889)

—	Financial futures contracts sold as of March 31, 2012 were as follows:

Contracts	Issue	Exchange	Expi- ration	Notional Value	Unrea- lized Depre- ciation

890	E-Mini S&P 500® Futures	Chicago Mercantile	June 2012	$62,442,400	$(2,984,081)

—	Credit default swaps on single-name issues – buy protection outstanding as of March 31, 2012 were as follows:

Issuer	Pay Fixed Rate	Counter- party	Expi- ration Date	Notional Amount (000)	Unrea- lized Apprec- iation (Deprec- iation)

MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	USD 980	$ (63,880)

MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	USD 1,965	(146,963)

MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	USD 3,850	(239,607)

MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	USD 2,060	(80,183)

MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	USD 2,030	(94,040)

Republic of Hungary	1.00%	Deutsche Bank AG	12/20/15	USD 4,520	168,979

Realogy Corp.	5.00%	Goldman Sachs Bank USA	9/20/16	USD 2,300	(301,558)

iStar Financial, Inc.	5.00%	Deutsche Bank AG	12/20/16	USD 3,400	(566,143)

Israel Government	1.00%	Deutsche Bank AG	3/20/17	USD11,550	(128,899)

State of Israel	1.00%	Deutsche Bank AG	3/20/17	USD 3,845	(40,300)

Total					$(1,492,594)

—	Credit default swaps on single-name issues – sold protection outstanding as of March 31, 2012 were as follows:

Issuer	Receive Fixed Rate	Counter- party	Expi- ration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]	Unrea-lized Apprec- iation

Air Lease Corp.	5.00%	Goldman Sachs Bank USA	2/14/13	Not Rated	USD 12,300	$298,879

CIT Group, Inc.	5.00%	Deutsche Bank AG	9/20/15	BB-	USD 55,700	4,200,014

Issuer	Re- ceive Fixed Rate	Counter- party	Expi- ration Date	Issuer Credit Ra- ting[1]	Notio- nal Amount (000)[2]	Unrea- lized Apprec- iation

ARAMARK Corp.	5.00%	Goldman Sachs Bank USA	3/20/16	B	USD 1,500	$69,206

ARAMARK Corp.	5.00%	Goldman Sachs Bank USA	3/20/16	B	USD 2,000	112,093

ARAMARK Corp.	5.00%	Goldman Sachs Bank USA	6/20/16	B	USD 5,275	251,183

ARAMARK Corp.	5.00%	Goldman Sachs Bank USA	6/20/16	B	USD 1,000	54,672

ARAMARK Corp.	5.00%	Goldman Sachs Bank USA	6/20/16	B	USD 5,275	291,881

ARAMARK Corp.	5.00%	Goldman Sachs Bank USA	6/20/16	B	USD 1,000	60,827

Community Health Systems, Inc.	5.00%	BNP Paribas SA	9/20/16	B	USD 2,000	115,688

ARAMARK Corp.	5.00%	Credit Suisse International	9/20/16	B	USD 2,600	228,299

ARAMARK Corp.	5.00%	Goldman Sachs Bank USA	9/20/16	B	USD 400	33,462

ARAMARK Corp.	5.00%	Goldman Sachs Bank USA	9/20/16	B	USD 3,900	328,619

ARAMARK Corp.	5.00%	Goldman Sachs Bank USA	9/20/16	B	USD 1,450	75,578

ARAMARK Corp.	5.00%	Goldman Sachs Bank USA	9/20/16	B	USD 6,800	357,258

The Hertz Corp.	5.00%	Citibank, N.A.	3/20/17	B	USD 5,000	368,779

Bausche & Lomb, Inc.	5.00%	Credit Suisse International	3/20/17	B	USD 2,460	134,494

Crown Castle International Corp.	7.25%	Deutsche Bank AG	3/20/17	B-	USD 11,410	180,254

Ford Motor Co.	5.00%	Deutsche Bank AG	3/20/17	BB+	USD 35,000	1,919,855

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	37

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Issuer	Re- ceive Fixed Rate	Counter- party	Expi- ration Date	Issuer Credit Ra- ting[1]	Notio- nal Amount (000)[2]		Unrea- lized Apprec- iation

Bausche & Lomb, Inc.	5.00%	Goldman Sachs Bank USA	3/20/17	B	USD	1,885	$95,234

Bausche & Lomb, Inc.	5.00%	Goldman Sachs Bank USA	3/20/17	B	USD	4,685	43,821

Bausche & Lomb, Inc.	5.00%	Goldman Sachs Bank USA	6/20/17	B	USD	6,745	22,827

CCO Holdings LLC/CCO Holdings Capital Corp.	8.00%	Deutsche Bank AG	9/20/17	BB-	USD	16,770	622,978

Level 3 Communi- cations, Inc.	5.00%	Goldman Sachs Bank USA	6/20/19	CCC	USD	14,000	63,671

Total							$9,929,572

[1]	Using S&P’s rating.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

—	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of March 31, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	–	–	$2,515,800	$2,515,800
Collateralized Debt Obligations	–	–	4,130,071	4,130,071
Common Stocks	$168,689,244	$137,905,964	53,882,275	360,477,483
Corporate Bonds	–	5,314,903,182	29,605,659	5,344,508,841
Floating Rate Loan Interests	–	767,220,335	113,140,904	880,361,239
Foreign Agency Obligations	–	1,967,087	–	1,967,087
Investment Companies	–	14,391,282	–	14,391,282
Other Interests	–	5,625	37,984,674	37,990,299
Preferred Securities	157,024,052	20,961,500	2,555,731	180,541,283
Warrants	1,575,525	–	76	1,575,601
Short-Term Securities	396,146,417	–	–	396,146,417

Total	$723,435,238	$6,257,354,975	$243,815,190	$7,224,605,403

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Credit contracts	–	$9,176,694	$921,857	$10,098,551
Equity contracts	$6,478,150	–	1	6,478,151
Foreign currency exchange contracts	3,430	9,434	–	12,864
Liabilities:
Credit contracts	–	(1,661,573)	–	(1,661,573)
Equity contracts	(3,699,531)	–	–	(3,699,531)
Foreign currency exchange contracts	(9,543)	(18,538,210)	–	(18,547,753)

Total	$2,772,506	$(11,013,655)	$921,858	$(7,319,291)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	MARCH 31, 2012

Consolidated Schedule of Investments (concluded)	BlackRock High Yield Bond Portfolio

The following tables are a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Collateralized Debt Obligations	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Securities	Warrants	Total

Assets:
Balance, as of September 30, 2011	$ 4,048,750	$ 7,597,992	$133,208,791	$20,964,237	$137,663,674	$11,738,169	$2,555,731	$ 2,071	$317,779,415
Accrued discounts/ premiums	34,010	61,597	–	8,102	2,337,914	–	–	–	2,441,623
Net realized gain (loss)	(296,783)	331,441	(4)	–	(9,494,826)	109,473	–	–	(9,350,699)
Net change in unrealized appreciation/ depreciation[2]	193,413	1,602,838	(41,718,429)	73,954	4,334,618	7,317,163	–	5	(28,196,438)
Purchases	–	19,393	19,609,569	9,729,216	8,939,768	34,183,417	–	–	72,481,363
Sale	(1,463,590)	(5,483,190)	(57,217,652)	(1,169,850)	(18,157,973)	(15,363,548)	–	–	(98,855,803)
Transfers in3	–	–	–	–	5,924,269	–	–	–	5,924,269
Transfers out[3]	–	–	–	–	(18,406,540)	–	–	(2,000)	(18,408,540)

Balance, as of March 31, 2012	$ 2,515,800	$ 4,130,071	$53,882,275	$29,605,659	$113,140,904	$37,984,674	$2,555,731	$ 76	$243,815,190

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on investments still held at March 31, 2012 was $(6,995,119).

[3]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

	Equity Assets	Contracts Liabilities	Credit Assets	Contracts Liabilities	Total

Balance, as of September 30, 2011	$1	–	–	$(106,124)	$(106,123)

Accrued discounts/ premiums	–	–	–	–	–

Net realized gain (loss)	–	–	–	–	–

Net change in unrealized appreciation/ depreciation[4]	–	–	–	427,272	427,272

Purchases	–	–	–	–	–

Issuances[5]	–	–	–	494,585	494,585

Sales	–	–	–	–	–

Settlements[6]	–	–	–	–	–

Transfers in7	–	–	–	–	–

Transfers out[7]	–	–	–	106,124	106,124

Balance, as of March 31, 2012	$1	–	–	$921,857	$921,858

[4]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on derivatives financial instruments still held at March 31, 2012 was $427,272.

[5]	Issuances represent upfront cash received on certain derivative financial instruments.

[6]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

[7]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments and derivatives financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivatives financial instruments at the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	39

Schedule of Investments March 31, 2012 (Unaudited)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value

AH Mortgage Advance Trust, Series SART-3, Class 1A1, 2.98%, 3/13/13 (a)	USD	8,180	$8,187,561
AmeriCredit Automobile Receivables Trust:
Series 2011-1, Class A3, 1.39%, 9/08/15		1,160	1,166,470
Series 2011-2, Class B, 2.33%, 3/08/16		5,440	5,530,664
Ameriquest Mortgage Securities, Inc., Series 2004-FR1, Class A5, 4.46%, 5/25/34 (b)		1,464	1,420,170
Asset-Backed Securities Corp. Home Equity, Series 2005-HE3, Class M2, 0.68%, 4/25/35 (b)		1,414	1,379,128
Bank of America Auto Trust, Series 2009-2A, Class A3, 2.13%, 9/15/13 (a)		21	21,307
Bear Stearns Asset-Backed Securities Trust:
Series 2006-HE10, Class 21A1, 0.31%, 12/25/36 (b)		748	700,986
Series 2007-HE3, Class 1A1, 0.36%, 4/25/37 (b)		1,209	1,168,144
BNC Mortgage Loan Trust, Series 2006-2, Class A3, 0.36%, 11/25/36 (b)		2,670	2,564,326
Carrington Mortgage Loan Trust, Series 2007-FRE1, Class A1, 0.36%, 2/25/35 (b)		28	27,034
Cars Alliance Funding Plc, Series 2006-1, Class A, 0.56%, 10/25/20 (b)	EUR	95	127,310
Chrysler Financial Auto Securitization Trust, Series 2009-A, Class A3, 2.82%, 1/15/16	USD	384	386,301
Citibank Omni Master Trust:
Series 2009-A12, Class A12, 3.35%, 8/15/12 (a)		5,000	5,049,679
Series 2009-A14A, Class A14, 2.99%, 8/15/14 (a)(b)		24,947	26,275,697
Conseco Financial Corp.:
Series 1993-4, Class A5, 7.05%, 1/15/19		257	259,432
Series 1995-5, Class M1, 7.65%, 9/15/26 (b)		2,258	2,315,020
Series 1996-8, Class A6, 7.60%, 11/15/26 (b)		485	500,277
Countrywide Asset-Backed Certificates:
Series 2005-17, Class 1AF2, 5.36%, 5/25/36 (b)		5,022	4,078,635
Series 2006-13, Class 1AF2, 5.88%, 1/25/37		1,796	1,706,626
Series 2007-1, Class 2A1, 0.29%, 7/25/37 (b)		2,103	2,059,943
Series 2007-3, Class 2A1, 0.34%, 9/25/29 (b)		2,680	2,585,381
Series 2007-4, Class A1A, 0.36%, 2/25/27 (b)		1,841	1,798,595
Series 2007-5, Class 2A1, 0.34%, 4/25/29 (b)		37	36,198
Series 2007-6, Class 2A1, 0.34%, 9/25/37 (b)		39	38,215
Series 2007-7, Class 2A2, 0.40%, 6/25/30 (b)		12,120	9,335,600
Series 2007-10, Class 2A1, 0.29%, 10/25/28 (b)		2,907	2,857,136
Series 2007-12, Class 2A1, 0.59%, 5/25/29 (b)		6,377	6,273,379
Credit Acceptance Auto Loan Trust, Series 2011-1, Class A, 2.61%, 3/15/19 (a)		9,190	9,201,028
Discover Card Master Trust, Series 2012-A1, Class A1, 0.81%, 2/17/15		12,165	12,166,217
Ford Credit Auto Lease Trust, Series 2010-B, Class A4, 1.04%, 1/15/13 (a)		7,700	7,716,711

Asset-Backed Securities	Par (000)		Value

Ford Credit Auto Owner Trust, Series 2009-D, Class A4, 2.98%, 8/15/14	USD	8,280	$8,437,515
Ford Credit Floorplan Master Owner Trust:
Series 2010-1, Class A, 1.89%, 12/15/12 (a)(b)		4,410	4,460,001
Series 2010-5, Class C, 2.07%, 9/15/13 (a)		3,130	3,152,783
Series 2011-2, Class C, 2.37%, 9/15/13		3,775	3,780,990
Series 2011-2, Class D, 2.86%, 9/15/13		3,830	3,835,791
GCO Slims Trust, Series 2006-1A, Class NOTE, 5.72%, 3/01/22 (a)		1,597	1,469,217
Globaldrive BV, Series 2008-2, Class A, 4.00%, 10/20/16	EUR	3,783	5,087,448
Heller Financial, Series 1998-1, Class A, 0.87%, 7/15/24 (a)(b)	USD	827	430,283
Home Equity Asset Trust:
Series 2007-1, Class 2A1, 0.30%, 5/25/37 (b)		813	798,753
Series 2007-2, Class 2A1, 0.35%, 7/25/37 (b)		492	481,977
IFC SBA Loan-Backed Adjustable Rate Certificate, Series 1997-1, Class A, 1.25%, 1/15/24 (a)(b)		222	177,319
MASTR Asset-Backed Securities Trust, Series 2005-FRE1, Class A4, 0.49%, 10/25/35 (b)		208	197,997
NovaStar Home Equity Loan, Series 2007-2, Class A2A, 0.33%, 9/25/37 (b)		33	32,875
Residential Asset Mortgage Products, Inc.:
Series 2003-RZ3, Class A6, 3.90%, 3/25/33 (c)		4,047	3,988,999
Series 2007-RS2, Class A1, 0.36%, 7/25/29 (b)		358	354,124
Residential Asset Securities Corp., Series 2005-KS12, Class A2, 0.49%, 1/25/36 (b)		1,093	1,039,781
Santander Consumer Acquired Receivables Trust:
Series 2011-S1A, Class B, 1.66%, 6/15/13 (a)		7,123	7,063,931
Series 2011-S1A, Class C, 2.01%, 6/15/13 (a)		6,151	6,097,267
Series 2011-WO, Class A2, 0.91%, 9/15/12 (a)		905	905,513
Series 2011-WO, Class A3, 1.40%, 6/15/13 (a)		18,220	18,264,040
Santander Drive Auto Receivables Trust:
Series 2010-2, Class C, 3.89%, 7/17/17		12,300	12,570,350
Series 2010-A, Class A2, 1.37%, 8/15/13 (a)		867	867,947
Series 2010-B, Class A3, 1.31%, 2/17/14 (a)		8,410	8,420,344
Series 2011-4, Class A2, 1.37%, 7/15/13		8,865	8,905,470
Series 2011-S1A, Class D, 3.10%, 3/15/13 (a)		4,942	4,930,733
Series 2011-S2A, Class B, 2.06%, 8/15/13 (a)		2,592	2,587,594
Series 2011-S2A, Class C, 2.86%, 8/15/13 (a)		673	673,320
Series 2011-S2A, Class D, 3.35%, 6/15/13 (a)		970	968,767
SLC Student Loan Trust, Series 2006-A, Class A4, 0.69%, 10/15/15 (b)		4,984	4,944,554

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	MARCH 31, 2012

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value

SLM Student Loan Trust:
Series 2002-1, Class A2, 0.67%, 4/25/17 (b)	USD	445	$444,844
Series 2003-B, Class A2, 0.87%, 3/15/22 (b)		7,459	7,221,230
Series 2004-10, Class A4A, 0.96%, 7/27/20 (a)(b)		3,098	3,097,579
Series 2004-B, Class A2, 0.67%, 6/15/21 (b)		10,885	10,424,111
Series 2005-8, Class A2, 0.65%, 7/25/22 (b)		3,666	3,656,561
Series 2006-5, Class A3, 0.59%, 10/25/19 (b)		43	42,665
Series 2008-5, Class A2, 1.66%, 10/25/16 (b)		10,041	10,132,086
Series 2008-5, Class A3, 1.86%, 1/25/18 (b)		25,650	26,200,998
Series 2010-C, Class A1, 1.89%, 2/15/13 (a)(b)		5,304	5,317,949
Soundview Home Equity Loan Trust:
Series 2003-1, Class M1, 1.09%, 8/25/31 (b)		929	916,476
Series 2003-2, Class A2, 0.89%, 11/25/33 (b)		2,573	2,266,595
Series 2006-EQ1, Class A2, 0.35%, 10/25/36 (b)		713	703,600
Structured Asset Securities Corp., Series 2007-WF1, Class A2, 0.33%, 2/25/37 (b)		4	3,502
SWB Loan-Backed Certificates, Series 1998-1, Class AV, 1.00%, 9/15/24 (a)(b)		1,224	1,099,473
Trafigura Securitisation Finance Plc, Series 2007-1, Class A, 0.49%, 12/15/12 (b)		11,600	11,426,000
Turbo Finance Plc, Series 2011-1, Class A, 2.56%, 1/20/19 (b)	GBP	720	1,152,861
Wells Fargo Home Equity Trust, Series 2007-2, Class A1, 0.33%, 4/25/37 (b)	USD	2,434	2,359,150

Total Asset-Backed Securities – 15.0%			318,324,533

Capital Trusts

Consumer Finance – 0.5%
Capital One Capital V, 10.25%, 8/15/39		6,865	7,053,787
Capital One Capital VI, 8.88%, 5/15/40		3,430	3,453,050

Total Capital Trusts – 0.5%			10,506,837

Corporate Bonds

Air Freight & Logistics – 0.2%
Federal Express Corp. 2012 Pass-Through Trust, 2.63%, 1/15/18 (a)		4,856	4,840,622

Airlines – 1.3%
Continental Airlines Pass-Through Trust, Series 2000-1, Class B, 8.39%, 11/01/20		2,056	2,087,303
Continental Airlines, Inc., 6.75%, 9/15/15 (a)		5,130	5,149,237
Delta Air Lines Pass-Through Trust:
Series 2002-1, Class G-2, 6.42%, 7/02/12		8,480	8,564,800
Series 2010-1, Class B, 6.38%, 1/02/16		4,600	4,416,000
United Air Lines, Inc., 12.75%, 7/15/12		6,609	6,791,157

			27,008,497

Corporate Bonds	Par (000)		Value

Automobiles – 0.7%
Daimler Finance North America LLC, 1.08%, 3/28/14 (a)(b)	USD	8,019	$7,970,605
Volkswagen International Finance NV, 1.08%, 4/01/14 (a)(b)		6,320	6,300,237

			14,270,842

Beverages – 1.7%
Anheuser-Busch InBev Worldwide, Inc.:
3.00%, 10/15/12		10,145	10,276,591
2.50%, 3/26/13		15,880	16,167,730
SABMiller Holdings, Inc., 2.45%, 1/15/17 (a)		8,500	8,606,615

			35,050,936

Biotechnology – 0.3%
Amgen, Inc., 1.88%, 11/15/14		7,170	7,335,548

Capital Markets – 4.3%
Credit Suisse Group Finance US, Inc., 3.13%, 9/14/12	EUR	2,000	2,686,083
Credit Suisse New York:
5.00%, 5/15/13	USD	15,000	15,574,485
5.50%, 5/01/14		1,975	2,117,789
3.50%, 3/23/15		1,600	1,667,627
Deutsche Bank AG:
5.38%, 10/12/12		10,305	10,535,966
3.25%, 1/11/16		7,710	7,910,429
The Goldman Sachs Group, Inc., 5.13%, 1/15/15		2,495	2,655,511
Morgan Stanley:
5.25%, 11/02/12 (d)		2,755	2,816,888
5.30%, 3/01/13		1,500	1,542,813
6.00%, 4/28/15		9,090	9,514,339
4.00%, 7/24/15		2,115	2,104,804
3.45%, 11/02/15		9,390	9,171,485
5.95%, 12/28/17		21,770	22,414,196

			90,712,415

Chemicals – 1.0%
Airgas, Inc., 2.85%, 10/01/13		2,985	3,056,344
Nova Chemicals Corp., 8.38%, 11/01/16		6,000	6,660,000
Rohm & Haas Co., 3.50%, 9/19/12	EUR	8,145	10,974,486

			20,690,830

Commercial Banks – 6.4%
Achmea Hypotheekbank NV, 3.20%, 11/03/14 (a)(d)	USD	14,360	15,010,623
Bank of Scotland Plc, 5.50%, 6/15/12		2,178	2,190,632
Barclays Bank Plc, 2.50%, 1/23/13		9,919	10,006,297
BNP Paribas SA:
6.95%, 7/22/13		7,000	7,269,514
1.48%, 1/10/14 (b)		7,790	7,628,825
CIT Group, Inc.:
5.25%, 4/01/14 (a)		7,294	7,448,997
4.75%, 2/15/15 (a)		7,992	8,062,537
City National Corp., 5.13%, 2/15/13		4,700	4,841,851
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA/Netherlands, 1.48%, 10/08/12 (b)	EUR	6,000	8,008,963
HSBC Bank Plc:
1.37%, 1/17/14 (a)(b)	USD	10,600	10,626,659
3.10%, 5/24/16 (a)		8,450	8,607,271
ING Bank NV:
1.52%, 3/15/13 (a)(b)		7,910	7,912,721
5.13%, 5/01/15 (a)		5,178	5,249,601
Intesa Sanpaolo SpA, 2.38%, 12/21/12		5,960	5,863,949

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	41

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Commercial Banks (concluded)
Nordea Bank AB, 2.25%, 3/20/15 (a)	USD	8,450	$8,453,236
North Fork Bancorp., Inc., 5.88%, 8/15/12		5,756	5,847,699
Regions Financial Corp.:
6.38%, 5/15/12		5,640	5,654,100
4.88%, 4/26/13		5,776	5,877,080

			134,560,555

Commercial Services & Supplies – 0.5%
Allied Waste North America, Inc., 6.88%, 6/01/17		11,220	11,710,875

Communications Equipment – 0.3%
Brocade Communications Systems, Inc., 6.63%, 1/15/18		5,275	5,538,750

Computers & Peripherals – 0.2%
Hewlett-Packard Co., 2.63%, 12/09/14		4,240	4,375,231

Consumer Finance – 2.7%
American Express Bank FSB, 5.50%, 4/16/13		11,713	12,261,391
American Express Credit Corp., Series C, 7.30%, 8/20/13		3,925	4,247,270
Capital One Financial Corp., 6.25%, 11/15/13		7,515	8,035,947
SLM Corp.:
6.00%, 5/10/12	AUD	7,710	7,960,911
5.13%, 8/27/12	USD	9,230	9,299,170
5.00%, 10/01/13		14,370	14,693,325

			56,498,014

Containers & Packaging – 0.1%
Temple-Inland, Inc., 7.88%, 5/01/12		2,560	2,572,070

Diversified Financial Services – 5.3%
Bank of America Corp.:
6.25%, 4/15/12		3,680	3,686,985
6.50%, 8/01/16		21,770	23,935,767
The Bear Stearns Cos. LLC, 6.95%, 8/10/12		5,770	5,900,275
Citigroup, Inc.:
5.50%, 4/11/13		9,150	9,495,403
4.45%, 1/10/17		21,720	22,751,830
FIA Card Services, N.A., 6.63%, 6/15/12		4,884	4,919,731
Ford Motor Credit Co. LLC, 3.88%, 1/15/15		18,676	18,858,315
General Electric Capital Corp., 2.80%, 1/08/13 (d)		15,246	15,504,770
Merrill Lynch & Co., Inc., 6.75%, 5/21/13	EUR	5,650	7,869,429

			112,922,505

Diversified Telecommunication Services – 2.7%
CenturyLink, Inc., 5.50%, 4/01/13	USD	1,870	1,926,880
France Telecom SA:
4.38%, 7/08/14		10,800	11,532,931
2.13%, 9/16/15		6,200	6,318,029
Qwest Communications International, Inc.:
8.00%, 10/01/15		8,942	9,545,585
7.13%, 4/01/18		629	671,457
Qwest Corp., 3.72%, 6/15/13 (b)		250	252,911
Verizon Communications, Inc., 5.50%, 4/01/17		13,125	15,315,983
Virgin Media Secured Finance Plc, 7.00%, 1/15/18	GBP	4,020	6,880,038
Windstream Corp., 8.13%, 8/01/13	USD	3,620	3,855,300

			56,299,114

Electric Utilities – 1.4%
AEP Texas Central Transition Funding LLC, Series A-2, 4.98%, 7/01/13		2,364	2,426,890
Constellation Energy Group, Inc., 4.55%, 6/15/15		3,363	3,632,010
Duke Energy Ohio, Inc., 5.70%, 9/15/12		6,185	6,328,906
Great Plains Energy, Inc., 2.75%, 8/15/13		5,150	5,238,075

Corporate Bonds	Par (000)		Value

Electric Utilities (concluded)
MidAmerican Energy Co., 5.13%, 1/15/13	USD	60	$62,141
Northeast Utilities, 1.22%, 9/20/13 (b)		11,265	11,261,880

			28,949,902

Electrical Equipment – 0.2%
ABB Treasury Center USA, Inc., 2.50%, 6/15/16 (a)		4,805	4,899,385

Electronic Equipment, Instruments & Components – 0.4%
Jabil Circuit, Inc., 7.75%, 7/15/16		6,642	7,571,880

Energy Equipment & Services – 0.6%
Diamond Offshore Drilling, Inc., 4.88%, 7/01/15		7,175	7,853,231
Transocean, Inc., 4.95%, 11/15/15		5,009	5,355,908

			13,209,139

Food Products – 0.8%
Nabisco, Inc., 7.55%, 6/15/15		5,675	6,710,268
WM Wrigley Jr. Co., 2.45%, 6/28/12 (a)		10,550	10,591,461

			17,301,729

Health Care Equipment & Supplies – 1.4%
Boston Scientific Corp., 6.25%, 11/15/15		5,605	6,189,461
CareFusion Corp., 4.13%, 8/01/12		18,745	18,926,414
Covidien International Finance SA, 5.45%, 10/15/12		4,640	4,756,719

			29,872,594

Health Care Providers & Services – 1.0%
Aristotle Holding, Inc.:
3.50%, 11/15/16 (a)		2,598	2,713,738
2.65%, 2/15/17 (a)		8,890	8,990,466
Coventry Health Care, Inc.:
6.13%, 1/15/15		3,750	4,060,294
5.95%, 3/15/17		4,740	5,361,594

			21,126,092

Hotels, Restaurants & Leisure – 1.5%
MGM Resorts International, 13.00%, 11/15/13 (e)		9,520	11,031,300
Starwood Hotels & Resorts Worldwide, Inc., 7.88%, 10/15/14		9,534	10,904,513
Universal City Development Partners Ltd./UCDP Finance, Inc., 8.88%, 11/15/15		8,478	9,213,399

			31,149,212

Household Durables – 0.5%
Newell Rubbermaid, Inc., 5.50%, 4/15/13		10,911	11,377,674

Insurance – 5.7%
American International Group, Inc.:
3.65%, 1/15/14		15,240	15,522,108
3.00%, 3/20/15		20,370	20,510,288
Genworth Financial, Inc., 5.75%, 6/15/14		7,710	8,015,648
Lincoln National Corp., 4.30%, 6/15/15		10,880	11,510,159
MetLife Institutional Funding II, 1.63%, 4/02/15 (a)		7,500	7,493,235
MetLife, Inc., 6.75%, 6/01/16		6,280	7,461,036
Metropolitan Life Global Funding I:
2.88%, 9/17/12 (a)		10,925	11,026,242
5.13%, 6/10/14 (a)		642	697,177
New York Life Global Funding:
2.25%, 12/14/12 (a)		95	96,104
1.30%, 1/12/15 (a)		14,110	14,184,473
Pacific Life Global Funding, 5.15%, 4/15/13 (a)		3,786	3,946,969

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	MARCH 31, 2012

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Insurance (concluded)
Principal Financial Group, Inc., 7.88%, 5/15/14	USD	5,100	$5,629,865
Prudential Financial, Inc.:
3.63%, 9/17/12		4,040	4,091,647
2.75%, 1/14/13		5,935	6,019,776
XL Group Plc, 5.25%, 9/15/14		4,710	4,989,289

			121,194,016

Life Sciences Tools & Services – 0.7%
Agilent Technologies, Inc.:
4.45%, 9/14/12		12,747	12,936,969
5.50%, 9/14/15		2,055	2,309,577

			15,246,546

Machinery – 0.3%
Ingersoll-Rand Global Holding Co. Ltd., 9.50%, 4/15/14		5,780	6,659,912

Media – 4.3%
CCH II LLC/CCH II Capital Corp., 13.50%, 11/30/16		11,868	13,529,520
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		1,005	1,096,706
Series B, 9.25%, 12/15/17		4,022	4,409,117
Comcast Cable Communications Holdings, Inc., 8.38%, 3/15/13		5,555	5,956,327
COX Communications, Inc., 5.45%, 12/15/14		7,194	7,997,246
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
3.13%, 2/15/16		8,360	8,672,505
7.63%, 5/15/16		9,900	10,370,250
2.40%, 3/15/17 (a)		2,110	2,092,564
DISH DBS Corp., 7.75%, 5/31/15		5,500	6,249,375
The Interpublic Group of Cos., Inc.:
6.25%, 11/15/14		12,820	13,973,800
10.00%, 7/15/17		2,145	2,456,025
Time Warner Cable, Inc.:
7.50%, 4/01/14		7,376	8,302,190
5.85%, 5/01/17		558	651,140
6.75%, 7/01/18		3,574	4,360,627

			90,117,392

Metals & Mining – 1.0%
Anglo American Capital Plc, 9.38%, 4/08/14 (a)		7,982	9,186,763
Freeport-McMoRan Copper & Gold, Inc.:
1.40%, 2/13/15		4,305	4,288,667
2.15%, 3/01/17		3,673	3,638,724
Xstrata Finance Canada Ltd., 2.85%, 11/10/14 (a)		4,445	4,525,703

			21,639,857

Multiline Retail – 0.3%
Dollar General Corp., 11.88%, 7/15/17 (b)		5,520	5,989,255

Multi-Utilities – 0.3%
CenterPoint Energy, Inc., Series B, 6.85%, 6/01/15		4,865	5,518,540

Office Electronics — 0.5%
Xerox Corp., 1.87%, 9/13/13 (b)		11,060	11,157,936

Oil, Gas & Consumable Fuels – 5.6%
Anadarko Petroleum Corp.,
5.95%, 9/15/16		1,314	1,514,907
BP Capital Markets Plc, 5.25%, 11/07/13		15,108	16,144,635
Canadian Natural Resources Ltd., 1.45%, 11/14/14		3,220	3,263,254
Chesapeake Energy Corp., 7.63%, 7/15/13		6,795	7,168,725
Enterprise Products Operating LLC:
4.60%, 8/01/12		5,786	5,862,745

Corporate Bonds	Par (000)		Value

Oil, Gas & Consumable Fuels (concluded)
6.13%, 2/01/13	USD	4,295	$4,459,739
Series C, 6.38%, 2/01/13		5,370	5,600,942
Nexen, Inc., 5.20%, 3/10/15		6,580	7,097,570
Petrohawk Energy Corp.:
10.50%, 8/01/14		7,769	8,652,724
7.88%, 6/01/15		5,341	5,608,050
Phillips 66, 1.95%, 3/05/15 (a)		10,550	10,622,974
Rockies Express Pipeline LLC:
6.25%, 7/15/13 (a)		10,635	10,794,525
3.90%, 4/15/15 (a)		11,440	10,524,800
Ruby Pipeline LLC, 4.50%, 4/01/17 (a)		3,985	4,051,114
Southeast Supply Header LLC, 4.85%, 8/15/14 (a)		6,120	6,477,188
Tennessee Gas Pipeline Co., 8.00%, 2/01/16		9,980	11,584,864

			119,428,756

Paper & Forest Products – 1.2%
Celulosa Arauco y Constitucion SA:
5.13%, 7/09/13		4,485	4,637,337
5.63%, 4/20/15 (d)		4,015	4,322,075
Domtar Corp., 7.13%, 8/15/15		2,428	2,695,080
Georgia-Pacific LLC, 8.25%, 5/01/16 (a)		12,615	13,913,689

			25,568,181

Real Estate Investment Trusts (REITs) – 0.7%
AvalonBay Communities, Inc., 6.13%, 11/01/12		1,602	1,650,092
Nationwide Health Properties, Inc., 6.59%, 7/07/38		1,400	1,457,525
The Rouse Co. LP, 7.20%, 9/15/12		6,640	6,739,600
Rouse Co. LP/TRC Co-Issuer, Inc., 6.75%, 5/01/13 (a)		5,420	5,569,050

			15,416,267

Real Estate Management & Development – 0.3%
The Unique Pub Finance Co. Plc, Series M, 7.40%, 3/28/24	GBP	6,270	6,368,281

Road & Rail – 1.2%
Asciano Finance Ltd., 3.13%, 9/23/15 (a)	USD	12,620	12,545,618
CSX Corp.:
5.75%, 3/15/13		1,500	1,568,015
5.50%, 8/01/13		1,108	1,175,300
6.25%, 4/01/15		8,010	9,232,014

			24,520,947

Semiconductors & Semiconductor Equipment – 0.9%
Maxim Integrated Products, Inc., 3.45%, 6/14/13		7,950	8,163,513
National Semiconductor Corp., 6.15%, 6/15/12		10,400	10,510,989

			18,674,502

Specialty Retail – 0.4%
AutoZone, Inc., 5.50%, 11/15/15		4,355	4,907,127
Kingfisher Plc, 4.13%, 11/23/12	EUR	3,094	4,190,862

			9,097,989

Tobacco – 0.5%
B.A.T. International Finance Plc, 8.13%, 11/15/13 (a)	USD	1,474	1,629,722
Imperial Tobacco Finance Plc,
5.00%, 6/25/12	EUR	6,780	9,121,093

			10,750,815

Wireless Telecommunication Services – 0.8%
America Movil SAB de CV, 2.38%, 9/08/16	USD	3,170	3,209,070
Crown Castle Towers LLC, 4.52%, 1/15/15 (a)		8,810	9,214,159
Rogers Communications, Inc., 6.25%, 6/15/13		1,000	1,063,449

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	43

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Wireless Telecommunication Services (concluded)
SBA Tower Trust, 4.25%, 4/15/15 (a)	USD	3,540	$3,690,988

			17,177,666

Total Corporate Bonds – 60.2%			1,274,371,269

Foreign Agency Obligations

CDP Financial, Inc., 3.00%, 11/25/14 (a)		4,935	5,166,831
Petrobras International Finance Co., 3.88%, 1/27/16		4,865	5,120,914

Total Foreign Agency Obligations – 0.5%			10,287,745

Foreign Government Obligations – 0.7%

Norway – 0.7%
Norway Government, 4.50%, 5/22/19	NOK	75,100	15,082,641

Non-Agency Mortgage-Backed Securities	Par (000)		Value

Collateralized Mortgage Obligations – 9.2%
Arkle Master Issuer Plc:
Series 2010-1A, Class 2A, 1.65%, 2/17/15 (a)(b)	USD	8,920	8,932,747
Series 2010-2A, Class 1A1, 1.90%, 8/17/13 (a)(b)		4,235	4,251,326
Series 2010-2X, Class 1A1, 1.87%, 5/17/60 (b)		2,753	2,763,613
Series 2011-1A, Class 2A, 1.75%, 5/17/60 (a)(b)		10,590	10,616,147
Arran Residential Mortgages Funding Plc:
Series 2010-1A, Class A1C, 1.70%, 5/16/47 (a)(b)		4,828	4,837,962
Series 2011-1A, Class A1C, 1.69%, 11/19/47 (a)(b)		4,141	4,147,791
Banc of America Funding Corp., Series 2006-7, Class 1A1, 0.69%, 9/25/36 (b)		4,585	3,762,309
Banc of America Mortgage Securities, Inc., Series 2003-J, Class 2A1, 2.84%, 11/25/33 (b)		2,021	1,942,270
BCAP LLC Trust, Series 2010-RR6, Class 9A6, 0.59%, 7/26/37 (a)(b)		4,050	3,738,377
Bear Stearns Adjustable Rate Mortgage Trust:
Series 2004-5, Class 2A, 3.12%, 7/25/34 (b)		2,769	2,661,460
Series 2004-7, Class 4A, 2.79%, 10/25/34 (b)		2,085	2,000,571
BlackRock Capital Finance LP, Series 1997-R2, Class AP, 1.29%, 12/25/35 (a)(b)(f)		50	50,037
Citicorp Mortgage Securities, Inc., Series 2006-2, Class 1A7, 5.75%, 4/25/36		4,095	4,104,895
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2004-29, Class 1A1, 0.78%, 2/25/35 (b)		1,128	933,962
Series 2005-17, Class 1A6, 5.50%, 9/25/35		6,264	5,951,216
Series 2005-HYB8, Class 2A1, 2.92%, 12/20/35 (b)		2,518	1,822,910
First Horizon Asset Securities, Inc., Series 2004-AR7, Class 1A1, 2.63%, 2/25/35 (b)		482	445,277
GS Mortgage Securities Corp. II, Series 2000-1A, Class A, 0.94%, 6/20/24 (a)(b)		258	217,157

Non-Agency Mortgage-Backed Securities	Par (000)		Value

Collateralized Mortgage Obligations (concluded)
Holmes Master Issuer Plc:
Series 2007-2A, Class 4A, 0.67%, 7/15/20 (b)	USD	17,480	$17,467,624
Series 2010-1A, Class A2, 1.97%, 10/15/54 (a)(b)		2,880	2,893,087
Series 2010-1X, Class A2, 1.97%, 10/15/54 (b)		9,030	9,071,032
Series 2010-1X, Class A3, 2.63%, 10/15/54 (b)	EUR	5,040	6,749,986
Series 2011-1A, Class A2, 1.92%, 10/15/54 (a)(b)	USD	13,465	13,523,505
Series 2011-1X, Class A3, 2.58%, 10/15/54 (b)	EUR	3,275	4,386,069
Homebanc Mortgage Trust, Series 2005-3, Class A1, 0.48%, 7/25/35 (b)	USD	4,434	3,294,167
JPMorgan Mortgage Trust, Series 2004-A1, Class 2A1, 2.50%, 2/25/34 (b)		88	89,066
MortgageIT Trust, Series 2004-1, Class A1, 1.02%, 11/25/34 (b)		4,342	4,074,196
Opteum Mortgage Acceptance Corp., Series 2005-4, Class 1A1B, 0.52%, 11/25/35 (b)		3,631	3,534,153
Permanent Master Issuer Plc:
Series 2006-1, Class 5A, 0.68%, 7/15/33 (b)		6,770	6,748,146
Series 2006-1, Class 6A1, 1.21%, 4/15/20 (b)	GBP	11,625	18,410,413
Series 2010-1A, Class 1A, 1.72%, 7/15/42 (a)(b)	USD	8,220	8,235,676
Residential Asset Securitization Trust, Series 2005-A5, Class A12, 0.54%, 5/25/35 (b)		2,825	2,380,731
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13, Class A2, 0.54%, 9/25/34 (b)		2,210	1,651,915
Structured Mortgage Asset Residential Trust, Series 1991-1, Class H, 8.25%, 6/25/22		3	2,615
Superannuation Members Home Loans Global Fund:
Series 2007-1, Class A2, 0.97%, 6/12/40 (b)	EUR	6,107	7,908,849
Series 7, Class A1, 0.75%, 3/09/36 (b)	USD	9,930	9,902,141
Thornburg Mortgage Securities Trust, Series 2007-2, Class A2A, 0.37%, 6/25/37 (b)		11,171	11,175,391
Walsh Acceptance, Series 1997-2, Class A, 2.24%, 3/01/27 (b)		24	4,874

			194,683,663

Commercial Mortgage-Backed Securities – 10.8%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2004-1, Class A4, 4.76%, 11/10/39		4,985	5,239,898
Bear Stearns Commercial Mortgage Securities:
Series 2002-TOP6, Class A2, 6.46%, 10/15/36		32	31,516
Series 2007-PW17, Class A3, 5.74%, 6/11/50		7,340	7,654,380
Centre Parcs Mortgage Finance Plc:
Series 2007-1, Class A1, 3.05%, 10/10/18 (b)	GBP	131	209,992
Series 2007-1, Class A2, 3.13%, 10/10/18 (b)		13,542	21,639,024
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2B, 5.21%, 3/11/12	USD	834	841,481

See Notes to Financial Statements.

44	BLACKROCK FUNDS II	MARCH 31, 2012

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value

Commercial Mortgage-Backed Securities (concluded)
Commercial Mortgage Pass-Through Certificates:
Series 2001-J2A, Class A2, 6.10%, 7/16/34 (a)	USD	88	$88,554
Series 2003-LB1A, Class A1, 3.25%, 6/10/38		1,626	1,638,893
Credit Suisse Mortgage Capital Certificates:
Series 2007-C4, Class A3, 5.79%, 7/15/14 (b)		9,375	9,873,769
Series 2007-C5, Class AAB, 5.62%, 10/15/16 (b)		6,910	7,461,059
Series 2008-C1, Class A2, 6.20%, 2/15/13 (b)		11,512	11,910,776
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.74%, 6/10/17 (a)		8,248	8,769,054
Deutsche Bank ReREMIC Trust, Series 2011-C32, Class A3A, 5.74%, 6/17/49 (a)(b)		14,940	16,625,665
Extended Stay America Trust, Series 2010-ESHA, Class A, 2.95%, 11/05/15 (a)		20,209	20,396,969
GE Capital Commercial Mortgage Corp.:
Series 2002-2A, Class A3, 5.35%, 8/11/36		235	236,215
Series 2002-3A, Class A2, 5.00%, 10/10/12		2,094	2,124,116
GMAC Commercial Mortgage Securities, Inc.:
Series 2001-C2, Class A2, 6.70%, 4/15/34		29	29,391
Series 2004-C2, Class A4, 5.30%, 8/01/38 (b)		12,505	13,397,769
GS Mortgage Securities Corp. II:
Series 2006-GG6, Class A2, 5.51%, 3/10/11 (b)		3,190	3,238,700
Series 2006-GG8, Class A2, 5.48%, 10/10/13		1,503	1,511,863
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2007-LD11, Class A2, 5.80%, 7/15/12 (b)		6,746	6,782,996
Series 2007-LD11, Class ASB, 5.82%, 10/15/16 (b)		6,988	7,491,657
Series 2007-LD12, Class A2, 5.83%, 8/15/12		8,785	8,912,570
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.86%, 7/15/40 (b)		12,540	14,182,414
Merrill Lynch Mortgage Trust:
Series 2003-KEY1, Class A4, 5.24%, 11/12/35 (b)		9,190	9,691,572
Series 2004-KEY2, Class A4, 4.86%, 8/12/39 (b)		10,135	10,876,750
Morgan Stanley Capital I:
Series 2007-HQ13, Class A1, 5.36%, 7/15/12		27	26,625
Series 2012-C4, Class C, 5.71%, 3/15/22 (a)		1,500	1,497,180
Series 2012-C4, Class D, 5.71%, 3/15/22 (a)		2,000	1,700,000
Morgan Stanley ReREMIC Trust:
Series 2009-GG10, Class A4A, 5.79%, 4/12/17 (a)(b)		7,260	8,189,106
Series 2010-GG10, Class A4A, 5.79%, 8/15/45 (a)(b)		7,260	8,189,106
Series 2010-R5, Class 5A, 0.47%, 1/26/37 (a)(b)		2,900	2,811,224
Series 2011-IO, Class A, 2.50%, 1/23/14 (a)		2,476	2,487,958
Titan Europe Plc/Ireland, Series 2006-4FSX, Class A1, 9.14%, 9/03/14 (b)	GBP	7,764	12,293,955

			228,052,197

Non-Agency Mortgage-Backed Securities	Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities – 0.0%
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X, 1.35%, 5/25/36 (a)(b)	USD 12,578	$210,770

Total Non-Agency Mortgage-Backed Securities – 20.0%		422,946,630

Project Loans – 0.0%

Federal Housing Authority, Merrill Lynch Project, Pool 42, 7.43%, 9/25/22	4	3,688

Taxable Municipal Bonds

New York City Industrial Development Agency RB, 8.00%, 8/01/12 (g)(h)	9,800	9,623,306
State of California GO:
5.10%, 8/01/14	3,705	3,884,841
3.95%, 11/01/15	2,375	2,520,065
State of California Various Purposes GO, 5.65%, 4/01/39 (b)	8,870	9,311,637
State of Illinois GO, 4.07%, 1/01/14	3,360	3,483,312

Total Taxable Municipal Bonds – 1.4%		28,823,161

U.S. Government Sponsored Agency Securities

Agency Obligations – 2.3%
Fannie Mae:
5.25%, 8/01/12 (d)	21,815	22,162,687
1.09%, 4/04/16	19,545	19,579,380
Federal Home Loan Bank:
5.38%, 6/13/14 (d)	3,500	3,872,743
5.25%, 9/12/14 (d)	3,500	3,892,067

		49,506,877

Collateralized Mortgage Obligations – 2.3%
Fannie Mae:
Series 1997-20, Class FB, 0.67%, 3/25/27 (b)	812	802,639
Series 2002-T6, Class A1, 3.31%, 2/25/32	683	710,345
Series 2006-M2, Class A1A, 4.86%, 8/25/16 (b)	49	49,100
Series 2011-128, Class KP, 4.50%, 7/25/41	8,355	9,082,850
Freddie Mac:
Series 1165, Class LD, 7.00%, 11/15/21	489	557,089
Series 2577, Class UC, 5.00%, 2/15/18	744	799,623
Series 2724, Class PD, 5.00%, 4/15/21	3,467	3,497,972
Series 2901, Class KA, 5.00%, 9/15/32	2,278	2,332,868
Series 3959, Class MA, 4.50%, 11/15/41	11,814	12,980,260
Series 3986, Class M, 4.50%, 9/01/41	11,181	12,015,236
Ginnie Mae, Series 2006-6, Class C, 5.03%, 2/16/44 (b)	5,114	5,475,925

		48,303,907

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	45

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)	Value

Commercial Mortgage-Backed Securities – 0.0%
Freddie Mac Multi-Family Structured
Pass-Through Certificates:
Series K003, Class A1, 2.23%, 7/25/13	USD 109	$109,646
Series K003, Class A2, 3.61%, 6/25/14	210	218,067

		327,713

Interest Only Collateralized Mortgage Obligations – 0.6%
Fannie Mae, Series 2010-126, Class UI, 5.50%, 10/25/40	47,448	8,080,742
Ginnie Mae, Series 2011-80, Class KS, 6.43%, 6/20/41 (b)	32,975	5,708,897

		13,789,639

Mortgage-Backed Securities – 12.7%
Fannie Mae Mortgage-Backed Securities:
4.54%, 4/01/14 (d)	5,377	5,688,004
7.00%, 3/01/15-11/01/17 (d)	704	755,464
7.50%, 4/01/15-8/01/16 (d)	437	469,527
6.00%, 2/01/17	27	29,645
4.00%, 9/01/18 (d)	30,870	32,947,946
5.50%, 6/01/20-10/01/21 (d)	4,148	4,530,345
5.00%, 4/01/21-12/01/21 (d)	5,628	6,108,590
6.50%, 4/01/21 (d)	1,129	1,239,520
2.50%, 4/01/27 (i)	103,200	104,619,000
3.00%, 4/01/27 (i)	105,600	109,202,766
3.50%, 4/01/42 (i)	2,200	2,259,125

		267,849,932

Total U.S. Government Sponsored Agency Securities – 17.9%		379,778,068

U.S. Treasury Obligations

U.S. Treasury Notes:
0.25%, 1/31/14-2/15/15 (d)	199,620	199,002,461
0.38%, 3/15/15 (d)	39,235	39,084,808
0.88%, 1/31/17 (d)	27,900	27,727,801

Total U.S. Treasury Obligations – 12.6%		265,815,070

Total Long-Term Investments (Cost – $2,706,654,257) – 128.8%		2,725,939,642

	Par (000)/
Short-Term Securities	Shares

Certificates of Deposit – 0.5%
Banco Bradesco SA, 1.35%, 5/14/12	10,260	10,262,048

Commercial Paper – 0.0%
BP Capital Markets Plc, 0.81%, 2/11/13	675	673,331

Money Market Fund – 0.2%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (f)(j)	3,398,045	3,398,045

Total Short-Term Securities (Cost – $14,328,320) – 0.7%		14,333,424

	Notional
	Amount
Options Purchased	(000)	Value

Over-the-Counter Interest Rate Call Swaptions – 0.0%
Receive a fixed rate of 1.700% and pay a floating rate based on 3-month LIBOR, Expires 8/08/12, Broker Goldman Sachs Bank USA	USD 75,000	$100,230

Total Options Purchased (Cost – $400,000) – 0.0%		100,230

Total Investments Before TBA Sale Commitments (Cost – $2,721,382,577) – 129.5%		2,740,373,296

	Par
TBA Sale Commitments (i)	(000)

Fannie Mae Mortgage-Backed Securities:
2.50%, 4/01/27	103,200	(104,619,000)
3.00%, 4/01/27	35,100	(36,328,500)

Total TBA Sale Commitments
(Proceeds – $140,497,395) – (6.6)%		(140,947,500)

	Notional
	Amount
Options Written	(000)

Over-the-Counter Interest Rate Put Swaptions – (0.1)%
Receive a fixed rate of 1.550% and pay a floating rate based on 3-month LIBOR, Expires 8/08/12, Broker Goldman Sachs Bank USA	150,000	(963,300)
Receive a fixed rate of 1.703% and pay a floating rate based on 3-month LIBOR, Expires 8/10/12, Broker Bank of America, N.A.	115,000	(527,183)

Total Options Written
(Premiums Received – $1,254,250)		(1,490,483)

Total Investments Net of TBA Sale Commitments – 122.8%		2,597,935,313
Liabilities in Excess of Other Assets – (22.8)%		(482,016,183)

Net Assets – 100.0%		$2,115,919,130

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(d)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(e)	All or a portion of security has been pledged as collateral in connection with swaps.

See Notes to Financial Statements.

46	BLACKROCK FUNDS II	MARCH 31, 2012

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

(f)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Par Held at September 30, 2011	Shares/Par Purchased	Shares/Par Sold	Shares/Par Held at March 31, 2012	Value at March 31, 2012	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	21,497,909	–	(18,099,864)[1]	3,398,045	$3,398,045	$18,532
BlackRock Capital Finance LP, Series 1997-R2, Class AP	50,037	–	–	50,037	$50,037	$315

[1]	Represents net shares sold.

(g)	Non-income producing security.
(h)	Issuer filed for bankruptcy and/or is in default of interest payments.
(i)	Represents or includes a TBA transaction. Unsettled TBA transactions as of March 31, 2012 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)

Credit Suisse International	$(52,314,569)	$(129,013)
Goldman Sachs Bank USA	$31,409,547	$ 32,637
JPMorgan Chase Bank, N.A.	$(19,965,587)	$(190,776)
Royal Bank of Scotland Plc	$116,004,000	$(511,109)

(j)	Represents the current yield as of report date.

—	Reverse repurchase agreements outstanding as of March 31, 2012 were as follows:

	Interest	Trade	Maturity	Net Closing	Face
Counterparty	Rate	Date	Date	Amount	Amount

Deutsche Bank AG	0.27%	1/31/12	Open	$22,916,229	$22,905,750
Deutsche Bank AG	0.27%	1/31/12	Open	4,000,579	3,998,750
Deutsche Bank AG	0.27%	1/31/12	Open	3,939,301	3,937,500
Deutsche Bank AG	0.04%	2/10/12	Open	28,006,840	28,004,625
Bank of America, N.A.	0.16%	3/09/12	Open	122,808,865	122,796,312
Credit Suisse International	0.35%	3/12/12	Open	14,869,670	14,845,793
Barclays Bank Plc	0.00%	3/13/12	Open	4,180,000	4,180,000
Citibank, N.A.	0.30%	3/14/12	4/17/12	49,970,319	49,956,165
Bank of America, N.A.	0.16%	3/20/12	Open	19,452,287	19,451,250
Credit Suisse International	0.30%	3/23/12	Open	14,720,459	14,719,000
Bank of America, N.A.	0.06%	3/29/12	Open	39,088,067	39,087,869
Citibank, N.A.	(0.50)%	3/30/12	Open	2,723,597	2,724,006
Bank of America, N.A.	0.03%	3/30/12	4/02/12	39,700,007	39,700,000

Total				$366,376,220	$366,307,020

—	Foreign currency exchange contracts as of March 31, 2012 were as follows:

						Unrealized
						Appre- ciation
	Currency Purchased		Currency Sold	Counter- party	Settlement Date	(Depre- ciation)

GBP	10,620,000	USD	16,843,596	UBS AG	4/11/12	$141,777
USD	7,777,514	AUD	7,641,000	Royal Bank of Scotland Plc	4/11/12	(126,702)
USD	4,356,218	GBP	2,800,000	Citibank, N.A.	4/11/12	(122,035)
USD	16,478,385	GBP	10,480,000	Royal Bank of Scotland Plc	4/11/12	(283,075)
USD	35,941,632	GBP	23,446,500	UBS AG	4/11/12	(1,558,137)
USD	16,829,534	GBP	10,690,000	UBS AG	4/11/12	(267,795)
USD	6,665,970	GBP	4,307,000	UBS AG	4/11/12	(222,543)

	Currency Purchased		Currency Sold	Counter- party	Settlement Date	Unrealized Appre- ciation (Depre- ciation)

USD	15,363,363	NOK	89,550,000	Royal Bank of Scotland Plc	4/11/12	$ (354,417)

EUR	20,520,000	USD	26,923,594	Deutsche Bank AG	4/18/12	446,262

USD	66,643,071	EUR	51,882,500	Citibank, N.A.	4/18/12	(2,558,517)

USD	3,763,487	EUR	2,797,000	Citibank, N.A.	4/18/12	32,810

USD	7,575,545	EUR	5,811,000	Deutsche Bank AG	4/18/12	(175,246)

USD	5,085,169	EUR	3,876,000	Deutsche Bank AG	4/18/12	(84,693)

USD	827,429	EUR	630,000	Royal Bank of Scotland Plc	4/18/12	(12,874)

USD	9,395,190	EUR	7,015,000	JPMorgan Chase Bank, N.A.	6/25/12	34,809

Total						$(5,110,376)

—	Financial futures contracts purchased as of March 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)

1,770	U.S. Treasury Notes (2 Year)	Chicago Board Options	June 2012	$389,648,908	$ (76,320)
13	Euro Dollar Futures	Chicago Mercantile	June 2013	$3,230,337	49,901
5	Euro Dollar Futures	Chicago Mercantile	September 2013	$1,241,500	21,304
11	Euro Dollar Futures	Chicago Mercantile	December 2013	$2,728,550	50,883
4	Euro Dollar Futures	Chicago Mercantile	March 2014	$991,200	19,689
765	3-month EURIBOR	London	September 2014	$251,780,999	90,540

Total					$155,997

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	47

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

—	Financial futures contracts sold as of March 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)

65	Euro-Bund	Eurex	June 2012	$12,005,828	$ 8,643
253	U.S. Treasury Notes (5 Year)	Chicago Board Options	June 2012	$31,002,383	(151,278)
6	Euro Dollar Futures	Chicago Mercantile	June 2012	$1,492,950	(2,684)
10	Euro Dollar Futures	Chicago Mercantile	September 2012	$2,487,750	(4,472)
18	Euro Dollar Futures	Chicago Mercantile	December 2012	$4,476,600	(7,376)
9	Euro Dollar Futures	Chicago Mercantile	March 2013	$2,237,625	(3,125)
12	Euro Dollar Futures	Chicago Mercantile	June 2014	$2,969,700	(9,567)
12	Euro Dollar Futures	Chicago Mercantile	September 2014	$2,965,350	(11,367)

Total					$(181,226)

—	Credit default swaps on single-name issues – buy protection outstanding as of March 31, 2012 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Depreciation

Hershey Foods Co.	1.00%	Credit Suisse International	12/20/14	USD	2,900	$(50,383)

—	Credit default swaps on single-name issues – sold protection outstanding as of March 31, 2012 were as follows:

Issuer	Receive Fixed Rate	Counter- party	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]	Unreal- ized Appreci- ation

Aviva USA Corp.	1.00%	Deutsche Bank AG	5/25/12	Not Rated	USD 17,010	$ 107,190

[1]	Using S&P’s rating.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

—	Credit default swaps on traded indexes - buy protection outstanding as of March 31, 2012 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)

CDX.NA.IG Series 16 Version 1	1.00%	Morgan Stanley Capital Services, Inc.	6/20/16	USD 27,900	$ (98,664)

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)

MCDX. NA Series 16 Version 1	1.00%	Morgan Stanley Capital Services, Inc.	6/20/21	USD 16,000	$ 226,742

Total					$ 128,078

—	Credit default swaps on traded indexes - sold protection outstanding as of March 31, 2012 were as follows:

Index	Receive Fixed Rate	Counter- party	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unreal- ized Appreci- ation

CDX.NA.IG Series 16 Version 1	1.00%	Morgan Stanley Capital Services, Inc.	6/20/16	BBB+	USD 20,800	$ 406,172

CDX.NA.IG Series 16 Version 1	1.00%	Morgan Stanley Capital Services, Inc.	6/20/16	BBB+	USD 7,100	112,596

MCDX.NA Series 14	0.00%	Goldman Sachs Bank USA	6/20/20	AA	USD 8,000	742,106

Total						$1,260,874

[1]	Using S&P’s rating of the underlying securities.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an

See Notes to Financial Statements.

48	BLACKROCK FUNDS II	MARCH 31, 2012

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of March 31, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	–	$300,276,099	$18,048,434	$318,324,533
Capital Trusts	–	10,506,837	–	10,506,837
Corporate Bonds	–	1,274,371,269	–	1,274,371,269
Foreign Agency Obligations	–	10,287,745	–	10,287,745
Foreign Government Obligations	–	15,082,641	–	15,082,641
Non-Agency Mortgage-Backed Securities	–	421,246,630	1,700,000	422,946,630
Project Loans	–	–	3,688	3,688
Taxable Municipal Bonds	–	28,823,161	–	28,823,161
U.S. Government Sponsored Agency Securities	–	379,778,068	–	379,778,068
U.S. Treasury Obligations	–	265,815,070	–	265,815,070
Short-Term Securities	$ 3,398,045	10,935,379	–	14,333,424
Liabilities:
Investments in Securities:
TBA Sale Commitments	–	(140,947,500)	–	(140,947,500)

Total	$ 3,398,045	$2,576,175,399	$19,752,122	$2,599,325,566

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Credit contracts	–	$1,594,806	–	$1,594,806
Foreign currency exchange contracts	–	655,658	–	655,658
Interest rate contracts	$240,960	100,230	–	341,190
Liabilities:
Credit contracts	–	(149,047)	–	(149,047)
Foreign currency exchange contracts	–	(5,766,034)	–	(5,766,034)
Interest rate contracts	(266,189)	(1,490,483)	–	(1,756,672)

Total	$(25,229)	$(5,054,870)	–	$(5,080,099)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Non-Agency Mortgage- Backed Securities	Project Loans	Total

Assets:

Balance, as of September 30, 2011	$34,799,782	$3,533,037	$3,929	$38,336,748

Accrued discounts/premiums	1,531	8,855	(14)	10,372

Net realized gain (loss)	(1,277)	–	7	(1,270)

Net change in unrealized appreciation/depreciation[2]	2,188,878	(41,868)	(82)	2,146,928

Purchases	–	1,733,013	–	1,733,013

Sales	(4,151,797)	–	(152)	(4,151,949)

Transfers in3	9,187,940	–	–	9,187,940

Transfers out[3]	(23,976,623)	(3,533,037)	–	(27,509,660)

Balance, as of March 31, 2012	$18,048,434	$1,700,000	$3,688	$19,752,122

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on investments still held at March 31, 2012 was $140,020.

[3]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Credit Contracts

	Assets	Liabilities	Total

Balance, as of September 30, 2011	$133,104	–	$133,104

Accrued discounts/premiums	–	–	–

Net realized gain (loss)	–	–	–

Net change in unrealized appreciation/depreciation[4]	–	–	–

Purchases	–	–	–

Issuances[5]		–	–

Sales	–	–	–

Settlements[6]	–	–	–

Transfers in7	–	–	–

Transfers out[7]	(133,104)	–	(133,104)

Balance, as of March 31, 2012	–	–	–

[4]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held at March 31, 2012 was zero.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	49

Schedule of Investments (concluded)	BlackRock Low Duration Bond Portfolio

[5]	Issuances represent upfront cash received on certain derivative financial instruments.

[6]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

[7]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments and derivatives financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivatives financial instruments at the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

50	BLACKROCK FUNDS II	MARCH 31, 2012

Statements of Assets and Liabilities

	BlackRock	BlackRock	BlackRock
	Core Bond	High Yield	Low Duration
March 31, 2012 (Unaudited)	Portfolio	Bond Portfolio[1]	Bond Portfolio

Assets
Investments at value – unaffiliated[2]	$5,536,471,063	$6,834,937,137	$2,736,925,214
Investments at value – affiliated[3]	41,642,304	396,146,417	3,448,082
Cash	24,455,858	188,848	–
Cash pledged as collateral for financial futures contracts	4,952,000	3,738,000	1,764,000
Cash pledged as collateral for swaps contracts	8,780,000	510,000	2,423,000
Foreign currency at value[4]	3,830,460	4,411,299	1,183,562
TBA sale commitments receivable	1,746,119,987	–	140,497,395
Investments sold receivable	487,842,237	76,078,482	–
Interest receivable	19,666,432	106,407,964	22,238,925
Capital shares sold receivable	6,599,029	47,454,476	8,502,219
Unrealized appreciation on swaps	2,746,973	10,098,551	1,594,806
Principal paydown receivable	1,695,802	–	–
Variation margin receivable	1,630,480	–	–
Unrealized appreciation on foreign currency exchange contracts	1,245,862	12,864	655,658
Swap premiums paid	680,521	7,392,982	539,896
Receivable from advisor	90,625	94,185	36,647
Dividends receivable – affiliated	3,031	47,938	1,318
Prepaid expenses	200,241	290,132	118,474
Other assets	11,477	6,174,678	–
Total assets	7,888,664,382	7,493,983,953	2,919,929,196

Liabilities
Bank overdraft	–	–	1,182,599
Investments purchased payable	2,508,385,775	363,055,485	276,434,812
TBA sale commitments at value[5]	1,748,353,614	–	140,947,500
Reverse repurchase agreements	277,104,756	7,960,000	366,307,020
Options written at value[6]	25,147,363	715,450	1,490,483
Unrealized depreciation on swaps	6,258,505	1,661,573	149,047
Cash received as collateral for swap contracts	–	8,200,000	–
Capital shares redeemed payable	5,482,283	13,661,436	3,525,055
Swap premiums received	3,524,223	6,083,561	4,151,976
Income dividends payable	3,283,557	14,037,481	1,976,121
Unrealized depreciation on foreign currency exchange contracts	2,314,542	18,547,753	5,766,034
Investment advisory fees payable	1,017,632	2,695,667	575,494
Service and distribution fees payable	358,745	1,053,224	441,690
Other affiliates payable	350,725	473,361	163,233
Variation margin payable	248,847	218,762	13,936
Officer’s and Trustees’ fees payable	10,037	13,997	8,655
Interest expense payable	268	–	38,956
Other accrued expenses payable	1,035,964	2,571,161	837,455
Total liabilities	4,582,876,836	440,948,911	804,010,066
Net Assets	$3,305,787,546	$7,053,035,042	$2,115,919,130

Net Assets Consist of
Paid-in capital	$3,455,339,127	$7,352,144,084	$2,219,046,370
Undistributed (distribution in excess of) net investment income	(21,185,119)	(25,074,947)	1,892,451
Accumulated net realized loss	(177,869,910)	(348,312,819)	(119,597,312)
Net unrealized appreciation/depreciation	49,503,448	74,278,724	14,577,621
Net Assets	$3,305,787,546	$7,053,035,042	$2,115,919,130
[1] Consolidated Statement of Assets and Liabilities.
[2] Investments at cost – unaffiliated	$5,474,030,469	$6,754,045,519	$2,717,934,791
[3] Investments at cost – affiliated	$41,642,304	$396,146,417	$3,447,786
[4] Foreign currency at cost	$3,818,050	$4,359,595	$1,184,266
[5] Proceeds from TBA sale commitments	$1,746,119,987	–	$140,497,395
[6] Premiums received	$18,234,529	$1,534,717	$1,254,250

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	51

Statements of Assets and Liabilities (continued)

	BlackRock	BlackRock	BlackRock
	Core Bond	High Yield	Low Duration
March 31, 2012 (Unaudited)	Portfolio	Bond Portfolio[1]	Bond Portfolio

Net Asset Value
BlackRock
Net assets	$711,080,535	$751,022,443	$301,796,174
Shares outstanding[7]	74,760,545	97,088,865	31,146,085
Net asset value	$9.51	$7.74	$9.69
Institutional
Net assets	$1,545,083,656	$2,791,988,251	$658,768,873
Shares outstanding[7]	162,877,637	361,063,844	67,930,054
Net asset value	$9.49	$7.73	$9.70
Service
Net assets	$250,676,485	$273,319,279	$291,538,873
Shares outstanding[7]	26,412,723	35,339,523	30,073,093
Net asset value	$9.49	$7.73	$9.69
Investor A
Net assets	$594,979,978	$2,654,003,883	$518,234,524
Shares outstanding[7]	62,639,967	343,207,422	53,466,138
Net asset value	$9.50	$7.73	$9.69
Investor A1
Net assets	–	–	$22,997,891
Shares outstanding[7]	–	–	2,370,162
Net asset value	–	–	$9.70
Investor B
Net assets	$6,994,202	$8,943,614	$4,107,000
Shares outstanding[7]	736,789	1,156,184	423,495
Net asset value	$9.49	$7.74	$9.70
Investor B1
Net assets	–	$24,983,015	–
Shares outstanding[7]	–	3,229,778	–
Net asset value	–	$7.74	–

7Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

52	BLACKROCK FUNDS II	MARCH 31, 2012

Statements of Assets and Liabilities (concluded)

	BlackRock	BlackRock	BlackRock
	Core Bond	High Yield	Low Duration
March 31, 2012 (Unaudited)	Portfolio	Bond Portfolio[1]	Bond Portfolio

Net asset value
Investor B3
Net assets		–	$9,181,527
Shares outstanding[7]	–	–	946,562
Net asset value	–	–	$9.70
Investor C
Net assets	$196,332,891	$419,482,725	$249,809,793
Shares outstanding[7]	20,758,592	54,196,243	25,777,515
Net asset value	$9.46	$7.74	$9.69
Investor C1
Net assets	–	$103,968,532	–
Shares outstanding[7]	–	13,425,189	–
Net asset value	–	$7.74	–
Investor C2
Net assets	–	–	$15,091,686
Shares outstanding[7]	–	–	1,556,913
Net asset value	–	–	$9.69
Investor C3
Net assets	–	–	$37,724,132
Shares outstanding[7]	–	–	3,892,607
Net asset value	–	–	$9.69
Class R
Net assets	$639,799	$25,323,300	$6,668,657
Shares outstanding[7]	67,307	3,275,461	687,993
Net asset value	$9.51	$7.73	$9.69

7Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	53

Statements of Operations

	BlackRock	BlackRock	BlackRock
	Core Bond	High Yield	Low Duration
Six Months Ended March 31, 2012 (Unaudited)	Portfolio	Bond Portfolio[1]	Bond Portfolio

Investment Income
Interest – unaffiliated	$63,394,970	$203,005,793	$31,384,885
Interest – affiliated	–	–	315
Dividends – affiliated	10,229	292,161	18,532
Dividends – unaffiliated	117,426	6,127,004	125
Total income	63,522,625	209,424,958	31,403,857

Expenses
Investment advisory	7,535,103	13,039,834	4,855,261
Service and distribution – class specific	2,049,124	5,516,082	2,572,153
Transfer agent – class specific	1,952,762	4,326,839	1,256,826
Administration	990,764	1,747,665	638,622
Administration – class specific	323,487	436,562	250,866
Custodian	291,590	149,763	113,911
Registration	106,794	230,430	93,201
Printing	95,131	146,164	53,595
Professional	59,133	151,124	58,651
Officer and Trustees	40,931	60,800	26,829
Miscellaneous	93,441	115,921	58,570
Recoupment of past waived fees – class specific	22,424	243,246	6,718
Total expenses excluding interest expense	13,560,684	26,164,430	9,985,203
Interest expense[2]	137,410	–	112,121
Total expenses	13,698,094	26,164,430	10,097,324
Less fees waived by advisor	(1,729,103)	(160,043)	(1,695,106)
Less administration fees waived – class specific	(201,485)	(174,043)	(182,084)
Less transfer agent fees waived – class specific	(16,746)	(47,119)	(5,963)
Less transfer agent fees reimbursed – class specific	(354,138)	(673,785)	(306,311)
Less fees paid indirectly	(288)	(671)	(65)
Total expenses after fees waived, reimbursed and paid indirectly	11,396,334	25,108,769	7,907,795
Net investment income	52,126,291	184,316,189	23,496,062

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments – unaffiliated	(9,849,155)	(32,790,122)	7,910,517
Securities sold short	(690)	–	–
Options written	(3,272,251)	10,111,324	27,690
Financial futures contracts	(7,274,377)	(30,367,526)	1,125,538
Swaps	16,707,602	14,099,123	645,141
Foreign currency transactions	4,955,876	40,121,223	4,284,411
	1,267,005	1,174,022	13,993,297
Net change in unrealized appreciation/depreciation on:
Investments – unaffiliated	17,722,120	532,114,143 [3]	21,610,080
Investments – affiliated	–	–	(6)
Options written	28,983,524	2,767,161	44,787
Financial futures contracts	1,579,270	(13,664,114)	(250,035)
Swaps	(23,166,315)	10,807,501	(106,349)
Foreign currency transactions	(744,596)	(46,251,731)	(6,926,912)
	24,374,003	485,772,960	14,371,565
Total realized and unrealized gain	25,641,008	486,946,982	28,364,862
Net Increase in Net Assets Resulting from Operations	$77,767,299	$671,263,171	$51,860,924

[1]	Consolidated Statement of Operations.
[2]	See Note 6 of the Notes to Financial Statements for details of borrowings.
[3]	Net of Income Tax and deferred Capital Gains Tax of $408,047 and $435,761, respectively.

See Notes to Financial Statements.

54	BLACKROCK FUNDS II	MARCH 31, 2012

Statements of Changes in Net Assets

	BlackRock Core Bond Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011

Operations
Net investment income	$52,126,291	$92,725,265
Net realized gain (loss)	1,267,005	481,252
Net change in unrealized appreciation/depreciation	24,374,003	(21,877,874)
Net increase in net assets resulting from operations	77,767,299	71,328,643

Dividends to Shareholders From
Net investment income:
BlackRock	(14,197,331)	(42,458,753)
Institutional	(26,038,714)	(37,043,802)
Service	(4,327,404)	(3,250,877)
Investor A	(9,025,805)	(12,401,411)
Investor B	(92,080)	(254,080)
Investor C	(2,319,443)	(4,334,810)
Class R	(7,596)	(14,238)
Decrease in net assets resulting from dividends to shareholders	(56,008,373)	(99,757,971)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(59,808,666)	1,040,822,456

Net Assets
Total increase (decrease) in net assets	(38,049,740)	1,012,393,128
Beginning of period	3,343,837,286	2,331,444,158
End of period	$3,305,787,546	$3,343,837,286
Distributions in excess of net investment income	$(21,185,119)	$(17,303,037)

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	55

Statements of Changes in Net Assets (concluded)

	BlackRock High Yield Bond Portfolio		BlackRock Low Duration Bond Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2012[1] (Unaudited)	Year Ended September 30, 2011	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011

Operations
Net investment income	$184,316,189	$247,178,825	$23,496,062	$49,901,580
Net realized gain (loss)	1,174,022	63,396,984	13,993,297	3,065,078
Net change in unrealized appreciation/depreciation	485,772,960	(359,623,104)	14,371,565	(32,873,261)
Net increase (decrease) in net assets resulting from operations	671,263,171	(49,047,295)	51,860,924	20,093,397

Dividends to Shareholders From
Net investment income:
BlackRock	(24,322,675)	(56,509,828)	(3,912,070)	(9,783,495)
Institutional	(80,673,825)	(83,550,246)	(8,208,493)	(13,510,221)
Service	(7,374,445)	(14,147,966)	(3,751,181)	(14,685,523)
Investor A	(74,104,724)	(85,566,232)	(6,085,219)	(5,950,915)
Investor A1	–	–	(299,858)	(651,592)
Investor B	(267,027)	(743,712)	(35,475)	(68,221)
Investor B1	(861,146)	(867,045)	–	(8,533)
Investor B2	–	–	–	(57,165)
Investor B3	–	–	(78,550)	(46,341)
Investor C	(10,246,881)	(11,491,258)	(2,066,219)	(2,346,401)
Investor C1	(3,119,255)	(1,866,459)	–	(80,951)
Investor C2	–	–	(172,070)	(421,686)
Investor C3	–	–	(315,295)	(137,378)
Class R	(683,969)	(1,348,861)	(58,255)	(22,740)
Decrease in net assets resulting from dividends to shareholders	(201,653,947)	(256,091,607)	(24,982,685)	(47,771,162)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	1,310,768,080	2,869,443,472	34,408,813	434,658,866

Redemption Fees
Redemption fees	–	149,202	–	–

Net Assets
Total increase (decrease) in net assets	1,780,377,304	2,564,453,772	61,287,052	406,981,101
Beginning of period	5,272,657,738	2,708,203,966	2,054,632,078	1,647,650,977
End of period	$7,053,035,042	$5,272,657,738	$2,115,919,130	$2,054,632,078
Undistributed (distributions in excess of) net investment income	$(25,074,947)	$(5,951,569)	$1,892,451	$3,379,074

1 Consolidated Statement of Changes in Net Assets.

See Notes to Financial Statements.

56	BLACKROCK FUNDS II	MARCH 31, 2012

Financial Highlights	BlackRock Core Bond Portfolio

	BlackRock
	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30,
		2011	2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$ 9.45	$ 9.61	$ 9.08	$ 8.63	$ 9.47	$ 9.51
Net investment income[1]	0.16	0.38	0.42	0.46	0.49	0.45
Net realized and unrealized gain (loss)	0.07	(0.13)	0.57	0.48	(0.86)	(0.05)
Net increase (decrease) from investment operations	0.23	0.25	0.99	0.94	(0.37)	0.40
Dividends from net investment income	(0.17)	(0.41)	(0.46)	(0.49)	(0.47)	(0.44)
Net asset value, end of period	$ 9.51	$ 9.45	$ 9.61	$ 9.08	$ 8.63	$ 9.47

Total Investment Return[2]
Based on net asset value	2.45%[3]	2.69%	11.25%	11.97%	(4.18)%	4.33%

Ratios to Average Net Assets
Total expenses	0.60%[4]	0.63%	0.81%	0.70%	1.05%	0.63%
Total expenses after fees waived, reimbursed and paid indirectly	0.46%[4]	0.47%	0.64%	0.51%	0.86%	0.44%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.45%[4]	0.45%	0.46%	0.42%	0.40%	0.40%
Net investment income	3.36%[4]	4.04%	4.55%	5.47%	5.18%	4.74%

Supplemental Data
Net assets, end of period (000)	$711,081	$830,056	$1,077,976	$1,256,814	$1,418,867	$1,613,031
Portfolio turnover	378%[5]	726%[6]	724%[7]	610%[8]	1,007%[9]	324%

	Institutional
	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30,
		2011	2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$ 9.42	$ 9.58	$ 9.06	$ 8.62	$ 9.45	$ 9.49
Net investment income[1]	0.15	0.36	0.41	0.46	0.48	0.44
Net realized and unrealized gain (loss)	0.08	(0.12)	0.56	0.46	(0.85)	(0.05)
Net increase (decrease) from investment operations	0.23	0.24	0.97	0.92	(0.37)	0.39
Dividends from net investment income	(0.16)	(0.40)	(0.45)	(0.48)	(0.46)	(0.43)
Net asset value, end of period	$ 9.49	$ 9.42	$ 9.58	$ 9.06	$ 8.62	$ 9.45

Total Investment Return[2]
Based on net asset value	2.50%[3]	2.55%	11.03%	11.75%	(4.17)%	4.26%

Ratios to Average Net Assets
Total expenses	0.73%[4]	0.78%	0.97%	0.80%	1.12%	0.70%
Total expenses excluding recoupment of past waived fees	0.73%[4]	0.78%	0.96%	0.80%	1.12%	0.70%
Total expenses after fees waived, reimbursed and paid indirectly	0.57%[4]	0.60%	0.77%	0.62%	0.95%	0.52%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.56%[4]	0.58%	0.58%	0.53%	0.49%	0.48%
Net investment income	3.24%[4]	3.87%	4.44%	5.40%	5.10%	4.67%

Supplemental Data
Net assets, end of period (000)	$1,545,084	$1,488,219	$790,768	$810,795	$995,813	$1,210,031
Portfolio turnover	378%[5]	726%[6]	724%[7]	610%[8]	1,007%[9]	324%
[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Annualized.
[5]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 300%.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 412%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 497%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 339%.
[9]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 218%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	57

Financial Highlights (continued)	BlackRock Core Bond Portfolio

	Service								Investor A
	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30,							Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30,
		2011	2010		2009		2008	2007		2011	2010		2009		2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$ 9.43	$ 9.59	$ 9.06		$ 8.62		$ 9.46	$ 9.49	$ 9.44	$ 9.60	$ 9.07		$ 8.62		$ 9.46	$ 9.50
Net investment income[1]	0.14	0.32	0.38		0.43		0.46	0.42	0.14	0.34	0.38		0.43		0.45	0.41
Net realized and unrealized gain (loss)	0.07	(0.11)	0.57		0.47		(0.86)	(0.04)	0.07	(0.13)	0.57		0.48		(0.86)	(0.05)
Net increase (decrease) from investment operations	0.21	0.21	0.95		0.90		(0.40)	0.38	0.21	0.21	0.95		0.91		(0.41)	0.36
Dividends from net investment income	(0.15)	(0.37)	(0.42)		(0.46)		(0.44)	(0.41)	(0.15)	(0.37)	(0.42)		(0.46)		(0.43)	(0.40)
Net asset value, end of period	$ 9.49	$ 9.43	$ 9.59		$ 9.06		$ 8.62	$ 9.46	$ 9.50	$ 9.44	$ 9.60		$ 9.07		$ 8.62	$ 9.46

Total Investment Return[2]
Based on net asset value	2.24%[3]	2.25%	10.81%		11.46%		(4.48)%	4.10%	2.23%[3]	2.27%	10.81%		11.54%		(4.58)%	3.91%

Ratios to Average Net Assets
Total expenses	0.97%[4]	1.03%	1.20%		1.10%		1.34%	1.03%	0.99%[4]	1.01%	1.19%		1.10%		1.45%	1.08%
Total expenses excluding recoupment of past waived fees	0.97%[4]	1.02%	1.20%		1.08%		1.34%	1.03%	0.99%[4]	1.01%	1.19%		1.10%		1.45%	1.08%
Total expenses after fees waived, reimbursed and paid indirectly	0.87%[4]	0.90%	1.07%		0.90%		1.14%	0.77%	0.89%[4]	0.88%	1.06%		0.91%		1.27%	0.85%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.86%[4]	0.88%	0.88%		0.81%		0.69%	0.73%	0.88%[4]	0.86%	0.87%		0.82%		0.81%	0.81%
Net investment income	2.96%[4]	3.50%	4.13%		5.14%		4.90%	4.40%	2.92%[4]	3.58%	4.13%		5.04%		4.78%	4.34%

Supplemental Data
Net assets, end of period (000)	$250,676	$278,072	$ 37,639		$ 39,291		$59,642	$60,380	$594,980	$551,875	$280,857		$226,782		$220,122	$236,934
Portfolio turnover	378%[5]	726% [6]	724%	[7]	610%	[8]	1,007% [9]	324%	378%[5]	726% [6]	724%	[7]	610%	[8]	1,007% [9]	324%

	Investor B
	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30,
		2011	2010		2009		2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$ 9.43	$ 9.59	$ 9.06		$ 8.62		$ 9.46	$ 9.49
Net investment income[1]	0.10	0.26	0.31		0.36		0.37	0.34
Net realized and unrealized gain (loss)	0.07	(0.13)	0.57		0.47		(0.85)	(0.04)
Net increase (decrease) from investment operations	0.17	0.13	0.88		0.83		(0.48)	0.30
Dividends from net investment income	(0.11)	(0.29)	(0.35)		(0.39)		(0.36)	(0.33)
Net asset value, end of period	$ 9.49	$ 9.43	$ 9.59		$ 9.06		$ 8.62	$ 9.46

Total Investment Return[2]
Based on net asset value	1.82%[3]	1.40%	9.94%		10.53%		(5.34)%	3.21%

Ratios to Average Net Assets
Total expenses	1.86%[4]	1.86%	2.04%		1.93%		2.26%	1.81%
Total expenses excluding recoupment of past waived fees	1.86%[4]	1.84%	2.02%		1.92%		2.26%	1.81%
Total expenses after fees waived, reimbursed and paid indirectly	1.72%[4]	1.73%	1.89%		1.74%		2.09%	1.63%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.71%[4]	1.71%	1.71%		1.65%		1.61%	1.59%
Net investment income	2.12%[4]	2.79%	3.32%		4.31%		3.98%	3.57%

Supplemental Data
Net assets, end of period (000)	$ 6,994	$ 8,680	$10,118		$ 14,537		$ 22,500	$30,054
Portfolio turnover	378%[5]	726% [6]	724%	[7]	610%	[8]	1,007% [9]	324%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Annualized.
[5]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 300%.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 412%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 497%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 339%.
[9]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 218%.

See Notes to Financial Statements.

58	BLACKROCK FUNDS II	MARCH 31, 2012

Financial Highlights (concluded)	BlackRock Core Bond Portfolio

	Investor C								Class R
	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30,							Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30,						Period October 2, 2006[1] to September 30, 2007

		2011	2010		2009		2008	2007		2011	2010		2009		2008

Per Share Operating Performance
Net asset value, beginning of period	$ 9.40	$ 9.56	$ 9.03		$ 8.59		$ 9.42	$ 9.50	$ 9.44	$ 9.60	$ 9.07		$ 8.63		$ 9.47	$ 9.51
Net investment income[2]	0.10	0.27	0.31		0.36		0.38	0.34	0.12	0.31	0.35		0.40		0.43	0.38
Net realized and unrealized gain (loss)	0.07	(0.13)	0.58		0.47		(0.85)	(0.09)	0.09	(0.13)	0.58		0.47		(0.86)	(0.05)
Net increase (decrease) from investment operations	0.17	0.14	0.89		0.83		(0.47)	0.25	0.21	0.18	0.93		0.87		(0.43)	0.33
Dividends from net investment income	(0.11)	(0.30)	(0.36)		(0.39)		(0.36)	(0.33)	(0.14)	(0.34)	(0.40)		(0.43)		(0.41)	(0.37)
Net asset value, end of period	$ 9.46	$ 9.40	$ 9.56		$ 9.03		$ 8.59	$ 9.42	$ 9.51	$ 9.44	$ 9.60		$ 9.07		$ 8.63	$ 9.47

Total Investment Return[3]
Based on net asset value	1.87%[4]	1.50%	10.04%		10.61%		(5.22)%	2.71%	2.19%[4]	1.95%	10.48%		11.10%		(4.82)%	3.59%[4]

Ratios to Average Net Assets
Total expenses	1.72%[5]	1.77%	1.95%		1.86%		2.19%	1.76%	1.31%[5]	1.38%	1.54%		1.38%		1.74%	1.40%[5]
Total expenses excluding recoupment of past waived fees	1.72%[5]	1.77%	1.95%		1.86%		2.19%	1.76%	1.31%[5]	1.38%	1.51%		1.38%		1.74%	1.40%[5]
Total expenses after fees waived, reimbursed and paid indirectly	1.62%[5]	1.64%	1.81%		1.69%		2.02%	1.58%	1.18%[5]	1.19%	1.36%		1.20%		1.48%	1.14%[5]
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.61%[5]	1.62%	1.62%		1.60%		1.57%	1.54%	1.17%[5]	1.17%	1.18%		1.11%		1.02%	1.10%[5]
Net investment income	2.20%[5]	2.85%	3.40%		4.27%		4.04%	3.61%	2.63%[5]	3.29%	3.81%		4.69%		4.60%	4.08%[5]

Supplemental Data
Net assets, end of period (000)	$196,333	$186,495	$133,691		$107,567		$ 88,763	$78,995	$ 640	$ 441	$ 395		$ 283		$ 169	$ 23
Portfolio turnover	378%[6]	726% [7]	724%	[8]	610%	[9]	1,007% [10]	324%	378%[6]	726% [7]	724%	[8]	610%	[9]	1,007% [10]	324%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 300%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 412%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 497%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 339%.
[10]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 218%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	59

Financial Highlights	BlackRock High Yield Bond Portfolio

	BlackRock										Institutional

	Six Months Ended March 31, 2012[1] (Unaudited)		Year Ended September 30,								Six Months Ended March 31, 2012[1] (Unaudited)		Year Ended September 30,
			2011	2010		2009		2008	2007				2011	2010		2009		2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$ 7.14		$ 7.48	$ 6.68		$ 6.61		$ 7.98	$ 7.92		$ 7.14		$ 7.47	$ 6.68		$ 6.61		$ 7.98	$ 7.92
Net investment income[2]	0.24		0.52	0.61		0.62		0.62	0.63		0.24		0.50	0.60		0.62		0.62	0.62
Net realized and unrealized gain (loss)	0.60		(0.32)[3]	0.79	[3]	0.07	[3]	(1.34)[3]	0.04	[3]	0.59		(0.30)[3]	0.78	[3]	0.06	[3]	(1.35)[3]	0.05	[3]
Net increase (decrease) from investment operations	0.84		0.20	1.40		0.69		(0.72)	0.67		0.83		0.20	1.38		0.68		(0.73)	0.67
Dividends from net investment income	(0.24)		(0.54)	(0.60)		(0.62)		(0.65)	(0.61)		(0.24)		(0.53)	(0.59)		(0.61)		(0.64)	(0.61)
Net asset value, end of period	$ 7.74		$ 7.14	$ 7.48		$ 6.68		$ 6.61	$ 7.98		$ 7.73		$ 7.14	$ 7.47		$ 6.68		$ 6.61	$ 7.98

Total Investment Return[4]
Based on net asset value	12.23%	[5]	2.29% [6]	21.72%	[6]	12.82%	[6]	(9.61)% [6]	8.66%	[6]	12.06%	[5]	2.35% [6]	21.43%	[6]	12.75%	[6]	(9.66)% [6]	8.59%	[6]

Ratios to Average Net Assets
Total expenses	0.57%	[7]	0.59%	0.61%		0.63%		0.68%	0.72%		0.61%	[7]	0.66%	0.71%		0.69%		0.71%	0.73%
Total expenses excluding recoupment of past waived fees	0.55%	[7]	0.58%	0.61%		0.63%		0.68%	0.72%		0.61%	[7]	0.66%	0.71%		0.69%		0.71%	0.73%
Total expenses after fees waived, reimbursed and paid indirectly	0.56%	[7]	0.58%	0.58%		0.56%		0.58%	0.60%		0.61%	[7]	0.65%	0.67%		0.63%		0.64%	0.66%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.56%	[7]	0.58%	0.58%		0.56%		0.55%	0.55%		0.61%	[7]	0.65%	0.67%		0.63%		0.61%	0.61%
Net investment income	6.34%	[7]	6.69%	8.53%		10.95%		8.38%	7.75%		6.28%	[7]	6.53%	8.38%		10.98%		8.31%	7.68%

Supplemental Data
Net assets, end of period (000)	$751,022		$694,075	$725,724		$615,626		$369,888	$317,610		$2,791,988		$2,017,038	$738,474		$502,356		$341,461	$372,129
Portfolio turnover	36%		91%	113%		99%		65%	69%		36%		91%	113%		99%		65%	69%

	Service

	Six Months Ended	Year Ended September 30,

	March 31, 2012[1] (Unaudited)	2011	2010		2009		2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$ 7.14	$ 7.48	$ 6.68		$ 6.61		$ 7.98	$ 7.93
Net investment income[2]	0.22	0.48	0.58		0.60		0.59	0.60
Net realized and unrealized gain (loss)	0.59	(0.32)[3]	0.79	[3]	0.07	[3]	(1.34)[3]	0.04	[3]
Net increase (decrease) from investment operations	0.81	0.16	1.37		0.67		(0.75)	0.64
Dividends from net investment income	(0.22)	(0.50)	(0.57)		(0.60)		(0.62)	(0.59)
Net asset value, end of period	$ 7.73	$ 7.14	$ 7.48		$ 6.68		$ 6.61	$ 7.98

Total Investment Return[4]
Based on net asset value	11.86%[5]	1.85% [6]	21.21%	[6]	12.37%	[6]	(10.00)% [6]	8.14%	[6]

Ratios to Average Net Assets
Total expenses	1.03%[7]	1.06%	1.02%		1.04%		1.10%	1.04%
Total expenses excluding recoupment of past waived fees	0.97%[7]	1.03%	02%		1.02%		1.10%	1.04%

Total expenses after fees waived, reimbursed and paid indirectly	1.02%[7]	1.01%	1.00%		0.96%		1.02%	0.96%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.02%[7]	1.01%	1.00%		0.96%		0.99%	0.91%

Net investment income	5.86%[7]	6.22%	8.10%		10.69%		7.91%	7.36%

Supplemental Data
Net assets, end of period (000)	$273,319	$195,688	$173,027		$163,915		$ 147,534	$184,474
Portfolio turnover	36%	91%	113%		99%		65%	69%
[1]	Consolidated Financial Highlights.
[2]	Based on average shares outstanding.
[3]	Includes redemption fees, which are less than $0.01 per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[7]	Annualized.

See Notes to Financial Statements.

60	BLACKROCK FUNDS II	MARCH 31, 2012

Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Investor A										Investor B
	Six Months Ended March 31, 2012[1] (Unaudited)		Year Ended September 30,								Six Months Ended March 31, 2012[1] (Unaudited)		Year Ended September 30,
			2011	2010		2009		2008	2007				2011	2010		2009		2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$ 7.14		$ 7.47	$ 6.68		$ 6.61		$ 7.98	$ 7.92		$ 7.14		$ 7.47	$ 6.68		$ 6.61		$ 7.98	$ 7.92
Net investment income[2]	0.22		0.48	0.58		0.60		0.59	0.59		0.19		0.43	0.53		0.56		0.54	0.54
Net realized and unrealized gain (loss)	0.60		(0.30)[3]	0.78	[3]	0.06	[3]	(1.34)[3]	0.05	[3]	0.61		(0.31)[3]	0.77	[3]	0.06	[3]	(1.35)[3]	0.04	[3]
Net increase (decrease) from investment operations	0.82		0.18	1.36		0.66		(0.75)	0.64		0.80		0.12	1.30		0.62		(0.81)	0.58
Dividends from net investment income	(0.23)		(0.51)	(0.57)		(0.59)		(0.62)	(0.58)		(0.20)		(0.45)	(0.51)		(0.55)		(0.56)	(0.52)
Net asset value, end of period	$ 7.73		$ 7.14	$ 7.47		$ 6.68		$ 6.61	$ 7.98		$ 7.74		$ 7.14	$ 7.47		$ 6.68		$ 6.61	$ 7.98

Total Investment Return[4]
Based on net asset value	11.89%	[5]	2.02% [6]	20.99%	[6]	12.36%	[6]	(9.98)% [6]	8.22%	[6]	11.60%	[5]	1.26% [6]	20.11%	[6]	11.55%	[6]	(10.66)% [6]	7.44%	[6]

Ratios to Average Net Assets
Total expenses	0.99%	[7]	1.06%	1.05%		1.16%		1.25%	1.24%		1.72%	[7]	1.75%	1.79%		1.85%		1.85%	1.84%
Total expenses excluding recoupment of past waived fees	0.99%	[7]	1.04%	1.05%		1.16%		1.25%	1.24%		1.72%	[7]	1.73%	1.79%		1.84%		1.85%	1.84%
Total expenses after fees waived, reimbursed and paid indirectly	0.92%	[7]	0.98%	1.04%		0.98%		0.99%	1.01%		1.71%	[7]	1.75%	1.78%		1.72%		1.74%	1.74%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.92%	[7]	0.98%	1.04%		0.98%		0.96%	0.96%		1.71%	[7]	1.75%	1.78%		1.72%		1.70%	1.69%
Net investment income	5.96%	[7]	6.20%	8.05%		10.67%		7.95%	7.32%		5.22%	[7]	5.56%	7.47%		10.11%		7.23%	6.61%

Supplemental Data
Net assets, end of period (000)	$2,654,004		$1,886,322	$848,953		$731,290		$592,845	$586,748		$ 8,944		$9,577	$15,540		$27,218		$ 38,234	$66,014
Portfolio turnover	36%		91%	113%		99%		65%	69%		36%		91%	113%		99%		65%	69%

	Investor B1
	Six Months Ended March 31, 2012[1] (Unaudited)	Year Ended September 30,						Period October 2, 2006[8] to September 30, 2007
		2011	2010		2009		2008

Per Share Operating Performance
Net asset value, beginning of period	$ 7.14	$ 7.47	$ 6.68		$ 6.61		$ 7.98	$ 7.92
Net investment income (loss)[2]	0.20	0.45	0.55		0.58		0.56	0.56
Net realized and unrealized gain (loss)	0.61	(0.31)[3]	0.78	[3]	0.06	[3]	(1.35)[3]	0.04[3]
Net increase (decrease) from investment operations	0.81	0.14	1.33		0.64		(0.79)	0.60
Dividends from net investment income	(0.21)	(0.47)	(0.54)		(0.57)		(0.58)	(0.54)
Net asset value, end of period	$ 7.74	$ 7.14	$ 7.47		$ 6.68		$ 6.61	$ 7.98

Total Investment Return[4]
Based on net asset value	11.74%[5]	1.55% [6]	20.50%	[6]	11.86%	[6]	(10.39)% [6]	7.68%[5,6]

Ratios to Average Net Assets
Total expenses	1.59%[7]	1.48%	1.46%		1.55%		1.52%	1.57%[7]
Total expenses after fees waived, reimbursed and paid indirectly	1.46%[7]	1.44%	1.46%		1.43%		1.45%	1.48%[7]
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.46%[7]	1.44%	1.46%		1.43%		1.42%	1.43%[7]
Net investment income	5.49%[7]	5.88%	7.73%		10.47%		7.52%	6.90%[7]

Supplemental Data
Net assets, end of period (000)	$ 24,983	$32,194	$ 15,694		$ 21,173		$ 40,215	$82,924
Portfolio turnover	36%	91%	113%		99%		65%	69%

[1]	Consolidated Financial Highlights.
[2]	Based on average shares outstanding.
[3]	Includes redemption fees, which are less than $0.01 per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[7]	Annualized.
[8]	Commencement of operations.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	61

Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Investor C
	Six Months Ended		Year Ended September 30,
	March 31, 2012[1] (Unaudited)		2011	2010		2009		2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$ 7.14		$ 7.48	$ 6.68		$ 6.62		$ 7.98	$ 7.93
Net investment income[2]	0.19		0.43	0.52		0.56		0.54	0.53
Net realized and unrealized gain (loss)	0.61		(0.32)[3]	0.80	[3]	0.05	[3]	(1.34)[3]	0.04	[3]
Net increase (decrease) from investment operations	0.80		0.11	1.32		0.61		(0.80)	0.57
Dividends from net investment income	(0.20)		(0.45)	(0.52)		(0.55)		(0.56)	(0.52)
Net asset value, end of period	$ 7.74		$ 7.14	$ 7.48		$ 6.68		$ 6.62	$ 7.98

Total Investment Return[4]
Based on net asset value	11.59%	[5]	1.17% [6]	20.32%	[6]	11.35%	[6]	(10.53)% [6]	7.29%	[6]

Ratios to Average Net Assets
Total expenses	1.75%	[7]	1.71%	1.72%		1.80%		1.85%	1.81%
Total expenses excluding recoupment of past waived fees	1.73%	[7]	1.70%	1.72%		1.80%		1.85%	1.81%
Total expenses after fees waived, reimbursed and paid indirectly	1.72%	[7]	1.69%	1.72%		1.72%		1.74%	1.73%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.72%	[7]	1.69%	1.72%		1.72%		1.71%	1.68%
Net investment income	5.15%	[7]	5.54%	7.31%		9.78%		7.19%	6.59%

Supplemental Data
Net assets, end of period (000)	$419,483		$313,266	$144,224		$ 99,250		$ 60,524	$70,573
Portfolio turnover	36%		91%	113%		99%		65%	69%
[1]	Consolidated Financial Highlights.
[2]	Based on average shares outstanding.
[3]	Includes redemption fees, which are less than $0.01 per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[7]	Annualized.

See Notes to Financial Statements.

62	BLACKROCK FUNDS II	MARCH 31, 2012

Financial Highlights (concluded)	BlackRock High Yield Bond Portfolio

	Investor C1									Class R
	Six Months Ended March 31, 2012[1] (Unaudited)							Period October 2, 2006[2] to September 30, 2007		Six Months Ended March 31, 2012[1] (Unaudited)							Period October 2, 2006[2] to September 30, 2007

		Year Ended September 30,									Year Ended September 30,
		2011	2010		2009		2008				2011	2010		2009		2008

Per Share Operating Performance
Net asset value, beginning of period	$ 7.15	$ 7.48	$ 6.69		$ 6.62		$ 7.99	$ 7.93		$ 7.13	$ 7.47	$ 6.67		$ 6.61		$ 7.98	$ 7.92
Net investment income[3]	0.20	0.44	0.54		0.57		0.56	0.55		0.21	0.46	0.56		0.59		0.58	0.58
Net realized and unrealized gain (loss)	0.59	(0.31)[4]	0.78	[4]	0.06	[4]	(1.35)[4]	0.05	[4]	0.60	(0.32)[4]	0.79	[4]	0.05	[4]	(1.35)[4]	0.04
Net increase (decrease) from investment operations	0.79	0.13	1.32		0.63		(0.79)	0.60		0.81	0.14	1.35		0.64		(0.77)	0.62
Dividends from net investment income	(0.20)	(0.46)	(0.53)		(0.56)		(0.58)	(0.54)		(0.21)	(0.48)	(0.55)		(0.58)		(0.60)	(0.56)
Net asset value, end of period	$ 7.74	$ 7.15	$ 7.48		$ 6.69		$ 6.62	$ 7.99		$ 7.73	$ 7.13	$ 7.47		$ 6.67		$ 6.61	$ 7.98

Total Investment Return[5]
Based on net asset value	11.53%[6]	1.49% [7]	20.34%	[7]	11.75%	[7]	(10.45)% [7]	7.60%	[6,7]	11.84%[6]	1.57% [7]	20.89%	[7]	11.95%	[7]	(10.17)% [7]	7.95%	[6,7]

Ratios to Average Net Assets
Total expenses	1.63%[8]	1.60%	1.56%		1.64%		1.62%	1.65%	[8]	1.37%[8]	1.42%	1.51%		1.71%		1.69%	1.55%	[8]
Total expenses excluding recoupment of past waived fees	1.60%[8]	1.60%	1.56%		1.64%		1.62%	1.65%	[8]	1.37%[8]	1.42%	1.51%		1.71%		1.69%	1.55%	[8]
Total expenses after fees waived, reimbursed and paid indirectly	1.56%[8]	1.52%	1.56%		1.51%		1.52%	1.54%	[8]	1.28%[8]	1.28%	1.28%		1.20%		1.20%	1.22%	[8]
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.56%[8]	1.52%	1.55%		1.51%		149%	1.49%	[8]	1.28%[8]	1.28%	1.28%		1.20%		1.17%	1.17%	[8]
Net investment income	5.37%[8]	5.77%	7.55%		10.22%		7.43%	6.82%	[8]	5.62%[8]	5.98%	7.74%		10.43%		7.75%	7.16%	[8]

Supplemental Data
Net assets, end of period (000)	$103,969	$104,579	$26,266		$25,781		$29,269	$42,885		$ 25,323	$19,920	$20,303		$12,190		$9,159	$ 7,189
Portfolio turnover	36%	91%	113%		99%		65%	69%		36%	91%	113%		99%		65%	69%
[1]	Consolidated Financial Highlights.
[2]	Commencement of operations.
[3]	Based on average shares outstanding.
[4]	Includes redemption fees, which are less than $0.01 per share.
[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[6]	Aggregate total investment return.
[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	63

Financial Highlights	BlackRock Low Duration Bond Portfolio

	BlackRock									Institutional
	Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30,							Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30,
			2011	2010		2009		2008	2007			2011	2010		2009		2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$ 9.56		$ 9.69	$ 9.38		$ 9.33		$ 9.95	$ 9.86	$ 9.57		$ 9.70	$ 9.39		$ 9.34		$ 9.96	$ 9.87
Net investment income[1]	0.13		0.29	0.31		0.39		0.47	0.44	0.13		0.29	0.31		0.38		0.47	0.44
Net realized and unrealized gain (loss)	0.13		(0.13)	0.34		0.05		(0.63)	0.09	0.13		(0.14)	0.33		0.06		(0.63)	0.09
Net increase (decrease) from investment operations	0.26		0.16	0.65		0.44		(0.16)	0.53	0.26		0.15	0.64		0.44		(0.16)	0.53
Dividends from net investment income	(0.13)		(0.29)	(0.34)		(0.39)		(0.46)	(0.44)	(0.13)		(0.28)	(0.33)		(0.39)		(0.46)	(0.44)
Net asset value, end of period	$ 9.69		$ 9.56	$ 9.69		$ 9.38		$ 9.33	$ 9.95	$ 9.70		$ 9.57	$ 9.70		$ 9.39		$ 9.34	$ 9.96

Total Investment Return[2]
Based on net asset value	2.78%	[3]	1.59%	7.03%		5.02%		(1.68)%	5.55%	2.76%	[3]	1.55%	6.98%		4.98%		(1.73)%	5.50%

Ratios to Average Net Assets
Total expenses	0.62%	[4]	0.64%	0.79%		0.69%		0.69%	0.66%	0.73%	[4]	0.75%	0.90%		0.76%		0.78%	0.67%
Total expenses after fees waived, reimbursed and paid indirectly	0.42%	[4]	0.44%	0.56%		0.43%		0.42%	0.40%	0.46%	[4]	0.48%	0.61%		0.46%		0.47%	0.44%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.41%	[4]	0.41%	0.42%		0.41%		0.40%	0.40%	0.45%	[4]	0.45%	0.46%		0.44%		0.45%	0.44%
Net investment income	2.65%	[4]	3.04%	3.27%		4.37%		4.79%	4.50%	2.61%	[4]	2.99%	3.22%		4.30%		4.74%	4.46%

Supplemental Data
Net assets, end of period (000)	$301,796		$281,572	$289,968		$224,546		$302,436	$419,426	$658,769		$609,308	$306,895		$262,138		$345,204	$223,922
Portfolio turnover	111%	[5]	280% [6]	140%	[7]	154%	[8]	149% [9]	148%	111%	[5]	280% [6]	140%	[7]	154%	[8]	149% [9]	148%

	Service
	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30,
		2011	2010		2009		2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$ 9.57	$ 9.70	$ 9.38		$ 9.34		$ 9.96	$ 9.87
Net investment income[1]	0.11	0.26	0.27		0.35		0.43	0.41
Net realized and unrealized gain (loss)	0.12	(0.14)	0.35		0.04		(0.62)	0.09
Net increase (decrease) from investment operations	0.23	0.12	0.62		0.39		(0.19)	0.50
Dividends from net investment income	(0.11)	(0.25)	(0.30)		(0.35)		(0.43)	(0.41)
Net asset value, end of period	$ 9.69	$ 9.57	$ 9.70		$ 9.38		$ 9.34	$ 9.96

Total Investment Return[2]
Based on net asset value	2.46%[3]	1.23%	6.74%		4.49%		(2.06)%	5.17%

Ratios to Average Net Assets
Total expenses	1.00%[4]	0.96%	1.12%		1.06%		1.04%	0.99%
Total expenses excluding recoupment of past waived fees	1.00%[4]	0.96%	1.12%		1.06%		1.04%	0.99%
Total expenses after fees waived, reimbursed and paid indirectly	0.83%[4]	0.79%	0.93%		0.82%		0.81%	0.76%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.82%[4]	0.75%	0.78%		0.80%		0.79%	0.76%
Net investment income	2.23%[4]	2.73%	2.82%		3.90%		4.41%	4.14%

Supplemental Data
Net assets, end of period (000)	$291,539	$330,091	$694,407		$373,497		$250,955	$251,037
Portfolio turnover	111%[5]	280% [6]	140%	[7]	154%	[8]	149% [9]	148%
[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Annualized.
[5]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 91%.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 184%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 126%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 128%.
[9]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 63%.

See Notes to Financial Statements.

64	BLACKROCK FUNDS II	MARCH 31, 2012

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor A								Investor A1
	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30,							Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30,						Period October 2, 2006[1] to September 30, 2007

		2011	2010		2009		2008	2007			2011	2010		2009		2008

Per Share Operating Performance
Net asset value, beginning of period	$ 9.57	$ 9.70	$ 9.38		$ 9.34		$ 9.96	$ 9.93	$ 9.58		$ 9.71	$ 9.39		$ 9.34		$ 9.96	$ 9.88
Net investment income[2]	0.11	0.26	0.27		0.34		0.43	0.41	0.12		0.27	0.29		0.37		0.45	0.42
Net realized and unrealized gain (loss)	0.12	(0.14)	0.35		0.05		(0.63)	0.09	0.12		(0.14)	0.35		0.05		(0.63)	0.08
Net increase (decrease) from investment operations	0.23	0.12	0.62		0.39		(0.20)	0.50	0.24		0.13	0.64		0.42		(0.18)	0.50
Dividends from net investment income	(0.11)	(0.25)	(0.30)		(0.35)		(0.42)	(0.41)	(0.12)		(0.26)	(0.32)		(0.37)		(0.44)	(0.42)
Net asset value, end of period	$ 9.69	$ 9.57	$ 9.70		$ 9.38		$ 9.34	$ 9.96	$ 9.70		$ 9.58	$ 9.71		$ 9.39		$ 9.34	$ 9.96

Total Investment Return[3]
Based on net asset value	2.47%[4]	1.21%	6.71%		4.50%		(2.08)%	5.15%	2.55%	[4]	1.36%	6.89%		4.77%		(1.90)%	5.18%[4]

Ratios to Average Net Assets
Total expenses	1.01%[5]	0.98%	1.16%		1.08%		1.10%	1.06%	0.86%	[5]	0.87%	1.02%		0.96%		0.92%	0.91%[5]
Total expenses excluding recoupment of past waived fees	1.01%[5]	0.98%	1.14%		1.05%		1.10%	1.06%	0.86%	[5]	0.87%	1.02%		0.96%		0.92%	0.91%[5]
Total expenses after fees waived, reimbursed and paid indirectly	0.82%[5]	0.80%	0.97%		0.83%		0.83%	0.78%	0.65%	[5]	0.66%	0.79%		0.65%		0.64%	0.62%[5]
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.81%[5]	0.78%	0.82%		0.81%		0.81%	0.78%	0.64%	[5]	0.63%	0.65%		0.63%		0.62%	0.62%[5]
Net investment income	2.24%[5]	2.64%	2.84%		3.82%		4.38%	4.14%	2.41%	[5]	2.82%	3.06%		4.15%		4.58%	4.28%[5]

Supplemental Data
Net assets, end of period (000)	$518,235	$490,744	$191,079		$130,435		$78,813	$72,651	$22,998		$24,295	$24,987		$25,919		$34,801	$39,579
Portfolio turnover	111%[6]	280% [7]	140%	[8]	154%	[9]	149% [10]	148%	111%	[6]	280% [7]	140%	[8]	154%	[9]	149% [10]	148%

	Investor B
	Six Months Ended March 30, 2012 (Unaudited)	Year Ended September 30,
		2011	2010		2009		2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$ 9.57	$ 9.70	$ 9.38		$ 9.34		$ 9.96	$ 9.87
Net investment income[2]	0.07	0.18	0.21		0.29		0.36	0.34
Net realized and unrealized gain (loss)	0.13	(0.14)	0.34		0.04		(0.63)	0.09
Net increase (decrease) from investment operations	0.20	0.04	0.55		0.33		(0.27)	0.43
Dividends from net investment income	(0.07)	(0.17)	(0.23)		(0.29)		(0.35)	(0.34)
Net asset value, end of period	$ 9.70	$ 9.57	$ 9.70		$ 9.38		$ 9.34	$ 9.96

Total Investment Return[3]
Based on net asset value	2.19%[4]	0.39%	5.89%		3.71%		(2.81)%	4.41%

Ratios to Average Net Assets
Total expenses	1.78%[5]	1.82%	1.97%		1.88%		1.84%	1.78%
Total expenses excluding recoupment of past waived fees	1.77%[5]	1.78%	1.96%		1.87%		1.84%	1.78%
Total expenses after fees waived, reimbursed and paid indirectly	1.58%[5]	1.64%	1.76%		1.59%		1.58%	1.49%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.57%[5]	1.62%	1.62%		1.57%		1.56%	1.49%
Net investment income	1.48%[5]	1.85%	2.16%		3.25%		3.65%	3.42%

Supplemental Data
Net assets, end of period (000)	$ 4,107	$ 4,305	$ 4,867		$ 9,866		$ 15,451	$22,288
Portfolio turnover	111%[6]	280% [7]	140%	[8]	154%	[9]	149% [10]	148%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 91%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 184%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 126%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 128%.
[10]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 63%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	65

Financial Highlights (concluded)	BlackRock Low Duration Bond Portfolio

	Investor B3		Investor C
	Six Months Ended March 31, 2012 (Unaudited)	Period July 18, 2011[1] to September 30, 2011	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30,
				2011	2010		2009		2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$ 9.57	$ 9.71	$ 9.56	$ 9.69	$ 9.38		$ 9.34		$ 9.95	$ 9.87
Net investment income[2]	0.06	0.03	0.07	0.18	0.20		0.28		0.36	0.34
Net realized and unrealized gain (loss)	0.13	(0.14)	0.13	(0.13)	0.34		0.05		(0.62)	0.08
Net increase (decrease) from investment operations	0.19	(0.11)	0.20	0.05	0.54		0.33		(0.26)	0.42
Dividends from net investment income	(0.06)	(0.03)	(0.07)	(0.18)	(0.23)		(0.29)		(0.35)	(0.34)
Net asset value, end of period	$ 9.70	$ 9.57	$ 9.69	$ 9.56	$ 9.69		$ 9.38		$ 9.34	$ 9.95

Total Investment Return[3]
Based on net asset value	2.11%[4]	(1.13)%[4]	2.21%[4]	0.45%	5.83%		3.71%		(2.71)%	4.30%

Ratios to Average Net Assets
Total expenses	1.90%[5]	1.81%[5]	1.77%[5]	1.74%	1.88%		1.81%		1.81%	1.75%
Total expenses excluding recoupment of past waived fees	1.90%[5]	1.81%[5]	1.77%[5]	1.74%	1.88%		1.81%		1.81%	1.75%
Total expenses after fees waived, reimbursed and paid indirectly	1.73%[5]	1.63%[5]	1.54%[5]	1.56%	1.69%		1.58%		1.57%	1.49%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.72%[5]	1.62%[5]	1.53%[5]	1.54%	1.54%		1.56%		1.55%	1.49%
Net investment income	1.31%[5]	1.71%[5]	1.52%[5]	1.90%	2.11%		3.16%		3.65%	3.42%

Supplemental Data
Net assets, end of period (000)	$ 9,182	$ 12,837	$249,810	$239,979	$108,010		$59,823		$ 45,461	$38,222
Portfolio turnover	111%[6]	280%[7]	111%[6]	280% [7]	140%	[8]	154%	[9]	149% [10]	148%

	Investor C2						Investor C3		Class R
	Six Months Ended March 31, 2012 (Unaudited)					Period October 2, 2006[1] to September 30, 2007	Six Months Ended March 31, 2012 (Unaudited)	Period July 18, 2011[1] to September 30, 2011	Six Months Ended March 31, 2012 (Unaudited)	Period July 18, 2011[1] to September 30, 2011
		Year Ended September 30,

		2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$ 9.57	$ 9.70	$ 9.38	$ 9.34	$ 9.95	$ 9.87	$ 9.56	$ 9.71	$ 9.57	$ 9.71
Net investment income[2]	0.10	0.25	0.27	0.34	0.42	0.39	0.07	0.04	0.09	0.04
Net realized and unrealized gain (loss)	0.12	(0.14)	0.34	0.04	(0.62)	0.08	0.13	(0.16)	0.12	(0.14)
Net increase (decrease) from investment operations	0.22	0.11	0.61	0.38	(0.20)	0.47	0.20	(0.12)	0.21	(0.10)
Dividends from net investment income	(0.10)	(0.24)	(0.29)	(0.34)	(0.41)	(0.39)	(0.07)	(0.03)	(0.09)	(0.04)
Net asset value, end of period	$ 9.69	$ 9.57	$ 9.70	$ 9.38	$ 9.34	$ 9.95	$ 9.69	$ 9.56	$ 9.69	$ 9.57

Total Investment Return[3]
Based on net asset value	2.40%[4]	1.07%	6.60%	4.35%	(2.07)%	4.88%[4]	2.18%[4]	(1.12)%[4]	2.23%[4]	(1.06)%[4]

Ratios to Average Net Assets
Total expenses	1.12%[5]	1.13%	1.27%	1.20%	1.16%	1.17%[5]	1.76%[5]	1.73%[5]	1.45%[5]	1.46%[5]
Total expenses after fees waived, reimbursed and paid indirectly	0.95%[5]	0.96%	1.08%	0.96%	0.93%	0.91%[5]	1.59%[5]	1.55%[5]	1.28%[5]	1.29%[5]
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.94%[5]	0.93%	0.93%	0.94%	0.91%	0.91%[5]	1.58%[5]	1.54%[5]	1.27%[5]	1.27%[5]
Net investment income	2.11%[5]	2.54%	2.78%	3.83%	4.30%	4.00%[5]	1.47%[5]	1.78%[5]	1.79%[5]	2.04%[5]

Supplemental Data
Net assets, end of period (000)	$15,092	$15,448	$18,151	$19,543	$ 22,452	$27,574	$37,724	$ 40,361	$ 6,669	$ 5,693
Portfolio turnover	111%[6]	280%[7]	140%[8]	154%[9]	149%[10]	148%	111%[6]	280%[7]	111%[6]	280%[7]

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 91%.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 184%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 126%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 128%.
[10]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 63%.

See Notes to Financial Statements.

66	BLACKROCK FUNDS II	MARCH 31, 2012

Notes to Financial Statements (Unaudited)

1.  Organization and Significant Accounting Policies:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Core Bond Portfolio (“Core Bond”), BlackRock High Yield Bond Portfolio (“High Yield Bond”) and BlackRock Low Duration Bond Portfolio (“Low Duration Bond”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. Each of the Funds is diversified. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. BlackRock and Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A and Investor A1 Shares are generally sold with a front-end sales charge. Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2 and Investor C3 Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor A1, Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2, Investor C3 and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2, Investor C3 and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately seven years. Investor B1 and Investor B3 Shares automatically convert to Investor A Shares after approximately ten years. Investor A1, B, B1, B3, C1, C2 and C3 Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B, Investor B1 and Investor B3 shareholders may vote on material changes to the Investor A distribution and service plan).

Reorganizations:

The Board of Trustees of the Trust (the “Board”) and of BlackRock Total Return Portfolio II (“Total Return II”) and the Board and shareholders of each of BlackRock Bond Portfolio (“Bond”) and BlackRock Managed Income Portfolio (“Managed Income”), each a series of BlackRock Funds II, approved the reorganizations of Bond and Managed Income into Total Return II pursuant to which Total Return II acquired substantially all of the assets and assumed certain stated liabilities of Bond and Managed Income in exchange for an equal aggregate value of Total Return II shares.

In connection with the reorganizations, effective July 18, 2011, BlackRock Total Return Portfolio II changed its name to BlackRock Core Bond Portfolio, hereafter referred to as Core Bond.

Each shareholder of Bond and Managed Income received shares of Core Bond with the same class designation and an aggregate NAV of such shareholder’s Bond and Managed Income shares, as determined at the close of business on July 15, 2011.

The reorganizations were accomplished by a tax-free exchange of shares of Core Bond in the following amounts and at the following conversion ratios:

Fund	Fund’s Share Class	Shares Prior to Reorgani- zation	Conver- sion Ratio	Core Bond’s Share Class	Shares of Core Bond

Bond	BlackRock	12,511,725	0.99804946	BlackRock	12,487,320
Bond	Institutional	50,909,845	1.00026716	Institutional	50,923,447
Bond	Service	12,514,261	1.00030974	Service	12,518,137
Bond	Investor A	9,067,932	0.99913554	Investor A	9,060,093
Bond	Investor B	226,819	0.99954079	Investor B	226,715
Bond	Investor C	5,669,719	1.00416957	Investor C	5,693,359
Managed Income	Institutional	26,193,511	1.07272086	Institutional	28,098,325
Managed Income	Service	16,384,076	1.07218994	Service	17,566,842
Managed Income	Investor A	2,017,350	1.07175027	Investor A	2,162,096
Managed Income	Investor B	38,836	1.07222418	Investor B	41,641
Managed Income	Investor C	722,722	1.07355164	Investor C	775,880

Bond and Managed Income’s net assets and composition of net assets on July 15, 2011, the date of the reorganization, were as follows:

Fund	Net Assets	Paid-in Capital

Bond	$ 851,019,392	$858,980,677
Managed Income	$ 455,297,849	$480,029,903

Fund	Accumulated Net Investment Income	Accumulated Net Realized Loss	Net Unrealized Appreciation

Bond	$(3,531,532)	$(18,862,271)	$14,432,518
Managed Income	$(1,041,733)	$(28,677,463)	$4,987,142

For financial reporting purposes, assets received and shares issued by Core Bond were recorded at fair value; however, the cost basis of the investments received from Bond and Managed Income were carried forward to align ongoing reporting of Core Bond’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of Core Bond immediately after the acquisition amounted to $3,653,565,211. Bond and Managed Income’s fair value and cost of investments prior to the reorganizations were as follows:

	Fair Value of Investments	Cost of Investments

Bond	$1,294,432,788	$1,275,697,885
Managed Income	$687,890,340	$680,015,356

The purpose of these transactions was to combine three funds managed by the Manager, the investment advisor to Core Bond, Bond and Managed Income, with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on July 18, 2011.

BLACKROCK FUNDS II	MARCH 31, 2012	67

Notes to Financial Statements (continued)

Assuming the acquisitions had been completed on October 1, 2010, the beginning of the annual reporting period of Core Bond, the pro forma results of operations for the year ended September 30, 2011, are as follows:

—	Net investment income: $132,948,085
—	Net realized and change in unrealized gain/loss on investments: $(60,650,002)
—	Net increase in the net assets resulting from operations: $72,298,083

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Bond and Managed Income that have been included in Core Bond’s Statement of Changes in Net Assets since July 18, 2011.

Reorganization costs incurred by Core Bond in connection with the reorganization were expensed by Core Bond.

The Board of High Yield Bond and the Board of Directors and shareholders of each of BlackRock High Income Fund (“High Income”), a series of BlackRock Bond Fund, Inc. and High Income Portfolio (“MAS: High Income”), a series of Managed Account Series, approved the reorganizations of High Income and MAS: High Income into High Yield Bond pursuant to which High Yield Bond acquired substantially all of the assets and assumed certain stated liabilities of High Income and MAS: High Income in exchange for an equal aggregate value of High Yield Bond shares.

Each shareholder of High Income and MAS: High Income received shares of High Yield Bond with the same class designation and an aggregate NAV of such shareholder’s High Income and MAS: High Income shares, as determined at the close of business on September 9, 2011, except High Income’s Investor B Shares were exchanged for High Yield Bond’s Investor B1 Shares.

The reorganizations were accomplished by a tax-free exchange of shares of High Yield Bond in the following amounts and at the following conversion ratios:

Fund	Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	High Yield Bond’s Share Class	Shares of High Yield Bond

High Income	Institutional	42,867,526	0.59094908	Institutional	25,332,525
High Income	Investor A	89,679,602	0.59156054	Investor A	53,050,914
High Income	Investor B	5,753,155	0.59172214	Investor B1	3,404,591
High Income	Investor C	17,908,597	0.59144437	Investor C	10,591,938
High Income	Investor C1	19,536,859	0.59091708	Investor C1	11,544,664
MAS:
High Income		15,367,911	1.26564086	Institutional	19,450,256

High Income and MAS: High Income’s net assets and composition of net assets on September 9, 2011, the date of the reorganization, were as follows:

Fund	Net Assets	Paid-in Capital

High Income	$ 768,128,151	$1,701,121,751
MAS:
High Income	$ 143,723,779	$159,456,423

Fund	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Loss	Net Unrealized Appreciation (Depreciation)

High Income	$(5,099,500)	$(794,124,862)	$(133,769,238)
MAS:
High Income	$(743,177)	$(10,636,016)	$(4,353,451)

For financial reporting purposes, assets received and shares issued by High Yield Bond were recorded at fair value; however, the cost basis of the investments received from High Income and MAS: High Income were carried forward to align ongoing reporting of High Yield Bond’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of High Yield Bond immediately after the acquisition amounted to $5,410,935,648. High Income and MAS: High Income’s fair value and cost of investments prior to the reorganizations were as follows:

	Fair Value of Investments	Cost of Investments

High Income	$786,409,739	$923,131,423
MAS: High Income	$140,991,203	$145,795,472

The purpose of these transactions was to combine three funds managed by the Manager, the investment advisor to High Yield Bond, High Income and MAS: High Income, with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on September 12, 2011.

Assuming the acquisitions had been completed on October 1, 2010, the beginning of the annual reporting period of High Yield Bond, the pro forma results of operations for the year ended September 30, 2011, are as follows:

—	Net investment income: $322,971,239
—	Net realized and change in unrealized gain/loss on investments: $(310,880,559)
—	Net increase in the net assets resulting from operations: $12,090,680

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of High Income and MAS: High Income that have been included in High Yield Bond’s Statement of Changes in Net Assets since September 12, 2011.

Reorganization costs incurred by High Yield Bond in connection with the reorganization were paid by the Manager.

The Board of Low Duration Bond and the Board of Directors and shareholders of BlackRock Short-Term Bond Fund (“Short-Term Bond”), a series of BlackRock Short-Term Bond Series, Inc., approved the reorganization of Short-Term Bond into Low Duration Bond pursuant to which Low Duration Bond acquired substantially all of the assets and assumed certain stated the liabilities of Short-Term Bond in exchange for an equal aggregate value of Low Duration Bond shares.

68	BLACKROCK FUNDS II	MARCH 31, 2012

Notes to Financial Statements (continued)

In connection with but prior to the Reorganization, Short-Term Bond Master Portfolio (the “Master”) distributed its assets to Short-Term Bond and liquidated and dissolved immediately following such distribution. Prior to July 18, 2011, Short-Term Bond seeked to achieve its investment objectives by investing all of its assets in the Master, which has the same investment objective and strategies as Short-Term Bond.

Each shareholder of Short-Term Bond received shares of Low Duration Bond with the same class designation and an aggregate NAV of such shareholder’s Short-Term Bond shares, as determined at the close of business on July 15, 2011, except Short-Term Bond’s Investor B, Investor C1 and Class R Shares were exchanged for Low Duration Bond’s newly established Investor B3, Investor C3 and Class R Shares, respectively.

The reorganization was accomplished by a tax-free exchange of shares of Low Duration Bond in the following amounts and at the following conversion ratios:

	Short-Term Bond Shares Prior to Reorganization	Conversion Ratio	Shares of Low Duration Bond

Institutional	14,412,681	1.01411772	14,616,155
Investor A	12,030,518	1.01409408	12,200,077
Investor B/Investor B3	1,668,295	1.01120148	1,686,983
Investor C	9,910,902	1.01055202	10,015,482
Investor C1/Investor C3	4,356,853	1.01185042	4,408,484
Class R	611,128	1.01236323	618,684

In connection with the reorganization, effective July 18, 2011, Low Duration Bond’s Investor B1 and Investor C1 Shares were converted into Low Duration Bond Investor A Shares and Low Duration Bond’s Investor B2 Shares were converted into Investor A1 Shares as follows:

Share Class	Shares Prior to Share Conversion	Conversion Ratio	Share Class	Shares After Share Conversion

Investor B1	50,298	0.99998970	Investor A	50,297
Investor C1	500,855	1.00005151	Investor A	500,881
Investor B2	247,376	0.99897080	Investor A1	247,122

Short-Term Bond’s net assets and composition of net assets on July 15, 2011, the date of the reorganization, were as follows:

Net Assets	Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss	Net Unrealized Appreciation

$422,722,017	$458,588,956	–	$(41,912,072)	$6,045,133

For financial reporting purposes, assets received and shares issued by Low Duration Bond were recorded at fair value; however, the cost basis of the investments received from Short-Term Bond was carried forward to align ongoing reporting of Low Duration Bond’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of Low Duration Bond immediately after the acquisition amounted to $2,140,608,018. Short-Term Bond’s fair value and cost of investments prior to the reorganization were $690,059,952 and $682,935,901, respectively.

The purpose of the transaction was to combine two funds managed by the Manager, the investment advisor to both Low Duration Bond and Short-Term Bond, with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on July 18, 2011.

Assuming the acquisition had been completed on October 1, 2010, the beginning of the annual reporting period of Low Duration Bond, the pro forma results of operations for the year ended September 30, 2011, are as follows:

—	Net investment income: $62,543,025
—	Net realized and change in unrealized gain/loss on investments: $(37,178,715)
—	Net increase in the net assets resulting from operations: $25,364,310

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Short-Term Bond that have been included in the Low Duration Bond’s Statement of Changes in Net Assets since July 18, 2011.

Reorganization costs incurred by Low Duration Bond in connection with the reorganization were paid by the Manager.

The following is a summary of significant accounting policies followed by the Funds:

Basis of Consolidation: The accompanying consolidated financial statements include the accounts of BLK BR HY (Luxembourg) Investments, S.a.r.l. (the “Luxembourg Subsidiary”) and BR-HIYLD (S-Martin) SPV, LLC, BR-HIYLD Rich-Stryker LLC, BR-HIYLD Crown Ltd. and BR-HIYLD (R-Gibson) SPV, LLC (the “US Subsidiaries”), all of which are wholly owned taxable subsidiaries of High Yield Bond. The US Subsidiaries enable High Yield Bond to hold investments that are organized as an operating partnership and still satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investments held by the US Subsidiaries are taxable to such subsidiaries. The Luxembourg Subsidiary holds shares of private Canadian companies. These shares are held in the Luxembourg Subsidiary in order to realize benefits under the Double Tax Avoidance Convention between Canada and Luxembourg, the result of which is gains on the sale of such shares will not be subject to capital gains taxes in Canada. Income earned on the investments held by the Luxembourg Subsidiary may be taxable to such subsidiary in Luxembourg. An income tax provision for all income, including realized and unrealized gains, if any, is reflected as either a reduction in investment income or as component of realized and unrealized gains (loss) on the Consolidated Statement of Operations. High Yield Bond may invest up to 25% of its total assets in both the US and Luxembourg Subsidiaries. Intercompany accounts and transactions

BLACKROCK FUNDS II	MARCH 31, 2012	69

Notes to Financial Statements (continued)

have been eliminated. Both the US and Luxembourg Subsidiaries are subject to the same investment policies and restrictions that apply to High Yield Bond.

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seek to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

Foreign Currency Transactions: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gains (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued

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as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations: The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is a bankruptcy remote entity which is backed by a diversified pool of debt securities, (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Funds may not fully recoup their initial investments in IOs.

Stripped Mortgage-Backed Securities: The Funds may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Funds also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts: The Funds may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The

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securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: The Funds may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Funds may invest in floating rate loan interests. The floating rate loan interests the Funds hold are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR (London Interbank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds consider these investments to be investments in debt securities for purposes of their investment policies.

When a Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Funds having a direct contractual relationship with the borrower, and the Funds may enforce compliance by the borrower with the terms of the loan agreement.

Borrowed Bond Agreements: The Funds may enter into borrowed bond agreements. In a borrowed bond agreement, the Funds borrow a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Funds, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Funds and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Funds may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Funds may also experience delays in gaining access to the collateral.

Short Sales: The Funds may enter into short sale transactions in which a Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver it to the counterparty to which it sold the security short. An amount equal to the

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proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any interest received on the security sold short, which is shown as interest expense in the Statement of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Statements of Operations. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on its cash collateral deposited with the broker-dealer. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions. These transactions increase the Funds’ portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: The Funds may enter into treasury roll transactions. In a treasury roll transaction, the Funds sell a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Funds receive cash from the sale of the Treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Funds and the counterparty over the term of the borrowing. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by the Funds on an accrual basis. The Funds will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Funds. If the interest expense exceeds the income earned, the Funds’ net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Funds are required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the same securities at a mutually agreed upon date and price. Securities sold under reverse repurchase agreements are recorded at face value as a liability in the Statements of Assets and Liabilities. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. During the term of the reverse repurchase agreement, the Funds continue to receive the principal and interest payments on these securities. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Funds’ obligation to repurchase the securities.

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Notes to Financial Statements (continued)

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps and options written), or certain borrowings (e.g., reverse repurchase agreements and treasury roll transactions), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statements of Operations.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s US federal tax returns remains open for each of the four years ended September 30, 2011. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed, as well as disclosure of the level in the fair value hierarchy of assets and liabilities not recorded at fair value but where fair value is disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

In December 2011, the FASB issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.  Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid plus the positive change in market value net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk,

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as options written obligate the Funds to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options and centrally cleared swaps is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Fund and each of its respective counterparties. An ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk), interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between a Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by a Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Funds also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or

BLACKROCK FUNDS II	MARCH 31, 2012	75

Notes to Financial Statements (continued)

received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security at a price different from the current market value.

Swaps: The Funds enter into swap agreements, in which the Funds and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be executed on a registered financial and commodities exchange (“centrally cleared swaps”). In a centrally cleared swap, the Funds typically enter into an agreement with a counterparty; however, performance is guaranteed by the central clearinghouse reducing or eliminating the Fund’s exposure to the credit risk of the counterparty. These payments received or made by the Funds are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. When the swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

—

Credit default swaps – The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds enter into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

—

Total return swaps – Core Bond enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

—

Interest rate swaps – The Funds, except High Yield Bond, enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

76	BLACKROCK FUNDS II	MARCH 31, 2012

Notes to Financial Statements (continued)

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of March 31, 2012

	Asset Derivatives

	Statements of Assets and Liabilities Location	Core Bond	High Yield Bond	Low Duration Bond

Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on swaps[1]; Swap premiums paid; Investments at value – unaffiliated[2]	$ 7,911,745	–	$ 341,190
Foreign currency exchange contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on foreign currency exchange contracts	3,679,738	$ 12,864	655,658
Credit contracts	Unrealized appreciation on swaps[1]; Swap premiums paid; Investments at value – unaffiliated[2]	2,004,084	17,491,533	2,134,702
Equity contracts	Net unrealized appreciation/depreciation[1]; Investments at value – unaffiliated[2]	–	6,478,151	–

Total		$13,595,567	$23,982,548	$3,131,550

Liability Derivatives

	Statements of Assets and Liabilities Location	Core Bond	High Yield Bond	Low Duration Bond

Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized depreciation on swaps[1]; Swap premiums received; Options written at value	$30,093,944	–	$ 1,756,672
Foreign currency exchange contracts	Net unrealized appreciation/depreciation[1]; Unrealized depreciation on foreign currency exchange contracts; Options written at value	3,409,463	$18,547,753	5,766,034
Credit contracts	Unrealized depreciation on swaps[1]; Swap premiums received; Options written at value	4,190,241	7,745,134	4,301,023
Equity contracts	Options written at value	–	3,699,531	–
Other contracts	Unrealized depreciation on swaps[1]	541,873	–	–

Total		$38,235,521	$29,992,418	$11,823,729

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedules of Investments.

BLACKROCK FUNDS II	MARCH 31, 2012	77

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended March 31, 2012

Net Realized Gain (Loss) From

	Core Bond	High Yield Bond	Low Duration Bond

Interest rate contracts:
Financial futures contracts	$ (6,893,865)	–	$1,125,538
Options[3]	(11,899,531)	–
Swaps	16,855,450	–	550,488
Foreign currency exchange contracts:
Foreign currency exchange contracts	7,155,175	$ 42,563,777	4,109,239
Financial futures contracts	(380,512)	–	–
Options[3]	(2,444,752)	–	–
Credit contracts:
Swaps	(574,051)	14,099,123	94,653
Options[3]	(671,106)	6,145,850	27,690
Equity contracts:
Financial futures contracts	–	(30,367,526)	–
Options[3]	–	(15,964,755)	–
Other contracts:
Swaps	426,203	–	–

Total	$ 1,573,011	$ 16,476,469	$5,907,608

Net Change in Unrealized Appreciation/Depreciation on

	Core Bond	High Yield Bond	Low Duration Bond

Interest rate contracts:
Financial futures contracts	$ 1,629,200	–	$ (250,035)
Options[3]	18,150,440	–	(536,003)
Swaps	(21,734,634)	–	–
Foreign currency exchange contracts:
Foreign currency exchange contracts	(781,456)	$(46,922,912)	(6,996,308)
Financial futures contracts	(49,930)	–	–
Options[3]	(3,282,971)	–	–
Credit contracts:
Swaps	1,262,324	10,807,501	(106,349)
Options[3]	–	(538,313)	281,020
Equity contracts:
Financial futures contracts	–	(13,664,114)	–
Options[3]	–	(3,403,573)	–
Other contracts:
Swaps	(2,694,005)	–	–

Total	$ (7,501,032)	$(53,721,411)	$(7,607,675)

[3]	Options purchased are included in the net realized gain (loss) from investments – unaffiliated and net change in unrealized appreciation/depreciation on investments – unaffiliated.

78	BLACKROCK FUNDS II	MARCH 31, 2012

Notes to Financial Statements (continued)

For the six months ended March 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Core Bond	High Yield Bond	Low Duration Bond

Financial futures contracts:
Average number of contracts purchased	3,088	-	2,261
Average number of contracts sold	7,606	1,269	566
Average notional value of contracts purchased	$ 712,521,297	-	$533,038,564
Average notional value of contracts sold	$1,278,748,753	$ 82,828,320	$ 88,099,707
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	14	17	12
Average number of contracts - US dollars sold	9	4	2
Average US dollar amounts purchased	$ 163,005,072	$543,265,258	$203,078,291
Average US dollar amounts sold	$ 98,385,124	$ 18,665,512	$ 26,014,119
Options:
Average number of option contracts purchased	10	2	-
Average number of option contracts written	5	1	-
Average notional value of option contracts purchased	$1,139,745,004	279,635,886	-
Average notional value of option contracts written	$ 291,889,516	$228,595,000	-
Average number of swaption contracts purchased	10	-	1
Average number of swaption contracts written	15	1	1
Average notional value of swaption contracts purchased	$ 387,816,913	-	$ 37,500,000
Average notional value of swaption contracts written	$ 581,150,000	$101,000,000	$132,500,000
Credit default swaps:
Average number of contracts - buy protection	5	9	4
Average number of contracts - sell protection	15	28	4
Average notional value - buy protection	$ 62,301,500	$ 34,217,500	$ 50,450,000
Average notional value - sell protection	$ 72,104,500	$326,922,500	$ 52,910,000
Interest rate swaps:
Average number of contracts - pays fixed rate	18	–	–
Average number of contracts - receives fixed rate	15	–	–
Average notional value - pays fixed rate	$ 367,335,611	–	–
Average notional value - receives fixed rate	$ 484,902,223	–	–
Total return swaps:
Average number of contracts	7	–	–
Average notional value	$ 62,652,500	–	–

3. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee

First $1 Billion	0.500%
$1 Billion – $2 Billion	0.450%
$2 Billion – $3 Billion	0.425%
Greater than $3 Billion	0.400%

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. The expense limitations as a percentage of average daily net assets is as follows:

	Core Bond	High Yield Bond		Low Duration Bond

	Contrac- tual	Contrac- tual	Voluntary[3]	Contrac- tual	Voluntary[3]
BlackRock	0.45%[1]	0.58%[1]	–	0.41%[1]	–
Institutional	0.56%[2]	0.70%[1]	0.67%	0.55%[1]	0.45%
Service	0.93%[1]	1.02%[1]	–	0.85%[1]	–
Investor A	0.89%[1]	0.92%[2]	–	0.81%[2]	–
Investor A1	N/A	N/A	N/A	–	0.64%
Investor B	1.73%[1]	–[4]	–	1.62%[1]	–
Investor B1	N/A	1.46%[2]	–	N/A	N/A
Investor B2	N/A	N/A	N/A	N/A	N/A
Investor B3	N/A	N/A	N/A	–	–
Investor C	1.66%[1]	1.72%[2]	–	1.53%[2]	–
Investor C1	N/A	1.56%[2]	–	N/A	N/A
Investor C2	N/A	N/A	N/A	–	0.97%
Investor C3	N/A	N/A	N/A	–	–
Class R	1.17%[1]	–	1.28%	1.65%[1]	–

[1]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2013 unless approved by the Board, including a majority of the independent Trustees.
[2]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2014 unless approved by the Board, including a majority of the independent Trustees.
[3]	The voluntary waiver or reimbursement may be reduced or discontinued at any time.
[4]	Prior to January 31, 2012, Investor B Shares had a contractual expense limitation of 1.87%.

These amounts are included in fees waived by advisor and shown as administration fees waived – class specific, transfer agent fees waived –

BLACKROCK FUNDS II	MARCH 31, 2012	79

Notes to Financial Statements (continued)

class specific and transfer agent fees reimbursed – class specific, respectively, in the Statements of Operations. For the six months ended March 31, 2012, the Manager waived $1,722,499, $5,099 and $1,684,121 of investment advisory fees for Core Bond, High Yield Bond and Low Duration Bond, respectively, which is included in fees waived by advisor. Class specific expense waivers or reimbursements are as follows:

	Administration Fees Waived

Share Classes	Core Bond	High Yield Bond	Low Duration Bond

BlackRock	$ 84,192	$ 1,266	$ 35,079
Institutional	112,442	2,060	69,814
Service	2,788	1,715	–
Investor A	1,379	131,522	46,804
Investor A1	–	–	2,883
Investor B	640	–	186
Investor B1	–	3,565	–
Investor B2	–	–	–
Investor C	–	22,830	27,318
Investor C1	–	8,421	–
Investor C2	–	–	–
Class R	44	2,664	–

Total	$201,485	$174,043	$182,084

	Transfer Agent Fees Waived

Share Classes	Core Bond	High Yield Bond	Low Duration Bond

BlackRock	$ 1,810	$ 33	$ 809
Institutional	13,337	336	1,525
Service	1,451	7	–
Investor A	–	42,912	1,791
Investor A1	–	–	261
Investor B	144	–	59
Investor B1	–	503	–
Investor B2	–	–	–
Investor C	–	2,158	1,518
Investor C1	–	950	–
Class R	4	220	–

Total	$16,746	$47,119	$5,963

	Transfer Agent Fees Reimbursed

Share Classes	Core Bond	High Yield Bond	Low Duration Bond

BlackRock	$ 43,413	$ 487	$ 5,826
Institutional	309,091	9,614	230,725
Service	761	3,193	–
Investor A	–	606,283	15,563
Investor A1	–	–	2,205
Investor B	844	–	547
Investor B1	–	14,409	–
Investor B2	–	–	–
Investor C	–	11,819	51,445
Investor C1	–	21,914	–
Class R	29	6,066	–

Total	$354,138	$673,785	$306,311

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations. For the six months ended March 31, 2012, the amounts waived were as follows:

Core Bond	$6,604
High Yield Bond	$154,944
Low Duration Bond	$10,985

BlackRock provides investment management and other services to the Taxable Subsidiary. BlackRock does not receive separate compensation from the Taxable Subsidiary for providing investment management or administrative services. However, the Funds pay BlackRock based on the Funds’ net assets which includes the assets of the Taxable Subsidiary.

The Manager entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Funds to the Manager.

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended March 31, 2012, the Manager recouped the following waivers previously recorded by the Funds:

Recoupment of Past Waived Fees

Share Classes	Core Bond	High Yield Bond	Low Duration Bond

BlackRock	–	$ 93,484	–
Institutional	–	48,311	–
Service	–	70,253	$1,700
Investor A	$22,403	–	4,799
Investor B	17	–	219
Investor C	4	19,896	–
Class C1	–	11,302	–

Total	$22,424	$243,246	$6,718

80	BLACKROCK FUNDS II	MARCH 31, 2012

Notes to Financial Statements (continued)

On March 31, 2012, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,

	2012	2013	2014

Core Bond	$3,699,615	$3,897,145	$2,294,868
High Yield Bond	$ 49,846	$1,068,506	$ 879,743
Low Duration Bond	$2,813,504	$3,195,617	$1,893,249

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee

Service	0.25%	–
Investor A	0.25%	–
Investor A1	0.10%	–
Investor B	0.25%	0.75%
Investor B1	0.25%	0.50%
Investor B3	0.25%	0.65%
Investor C	0.25%	0.75%
Investor C1	0.25%	0.55%
Investor C2	0.10%	0.30%
Investor C3	0.25%	0.65%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor A1, Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2, Investor C3 and Class R shareholders.

For the six months ended March 31, 2012, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Service and Distribution Fees

Share Classes	Core Bond	High Yield Bond	Low Duration Bond

Service	$ 339,675	$ 283,198	$ 395,433
Investor A	714,071	2,826,015	636,504
Investor A1	–	–	11,731
Investor B	39,334	46,140	21,760
Investor B1	–	106,962	–
Investor B3	–	–	48,452
Investor C	954,716	1,779,505	1,236,939
Investor C1	–	418,948	–
Investor C2	–	–	30,523
Investor C3	–	–	175,720
Class R	1,328	55,314	15,091

Total	$2,049,124	$5,516,082	$2,572,153

For the six months ended March 31, 2012, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Core Bond	$ 75,701
High Yield Bond	$130,031
Low Duration Bond	$ 50,238

For the six months ended March 31, 2012, affiliates received CDSC relating to transactions in Investor A, Investor B, Investor B1, Investor B3, Investor C, Investor C1 and Investor C2 Shares:

Share Classes	Core Bond	High Yield Bond	Low Duration Bond

Investor A	$25,035	$56,133	$20,387
Investor B	$ 5,834	$ 3,288	$ 2,563
Investor B1	N/A	$ 2,525	N/A
Investor B3	N/A	N/A	$ 1,174
Investor C	$20,827	$36,157	$31,588
Investor C1	N/A	$ 578	N/A
Investor C3	N/A	N/A	$ 14

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2012, the Funds paid the following to the Manager in return for these services, which are included in transfer agent – class specific in the Statements of Operations:

Core Bond	$558,875
High Yield Bond	$330,482
Low Duration Bond	$171,826

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended March 31, 2012, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statements of Operations.

Share Classes	Core Bond	High Yield Bond	Low Duration Bond

BlackRock	$ 1,814	$ 1,653	$ 809
Institutional	13,337	16,011	1,525
Service	3,248	2,732	2,524
Investor A	6,201	42,912	2,440
Investor A1	–	–	267
Investor B	217	433	133
Investor B1	–	503	–
Investor B2	–	–	–
Investor B3	–	–	211
Investor C	2,259	5,358	2,090
Investor C1	–	1,614	–
Investor C2	–	–	120
Investor C3	–	–	319
Class R	13	272	43

Total	$27,089	$71,488	$10,481

BLACKROCK FUNDS II	MARCH 31, 2012	81

Notes to Financial Statements (continued)

For the six months ended March 31, 2012, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Transfer Agent Fees

Share Classes	Core Bond	High Yield Bond	Low Duration Bond

BlackRock	$ 45,698	$ 30,267	$ 6,771
Institutional	1,151,927	1,010,979	351,054
Service	184,550	204,443	214,761
Investor A	431,758	2,499,780	379,788
Investor A1	–	–	17,503
Investor B	10,631	8,118	3,451
Investor B1	–	43,104	–
Investor B2	–	–	–
Investor B3	–	–	20,738
Investor C	127,610	357,429	196,754
Investor C1	–	136,658	–
Investor C2	–	–	8,119
Investor C3	–	–	47,692
Class R	588	36,061	10,195

Total	$1,952,762	$4,326,839	$1,256,826

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of the average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of the average daily net assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived – class specific in the Statements of Operations. For the six months ended March 31, 2012, the Funds paid the following net amounts to the Manager in return for these services, which are included in administration, administration – class specific and administration fees waived – class specific in the Statements of Operations:

Administration Fees

Core Bond	$ 857,075
High Yield Bond	$1,591,831
Low Duration Bond	$ 534,943

For the six months ended March 31, 2012, the following table shows the administration fees – class specific borne directly by each class of each Fund:

	Administration Fees – Class Specific

Share Classes	Core Bond	High Yield Bond	Low Duration Bond

BlackRock	$ 84,317	$ 77,739	$ 35,078
Institutional	112,441	133,917	69,813
Service	33,968	28,320	39,543
Investor A	67,844	131,520	63,141
Investor A1	–	–	2,933
Investor B	983	1,155	545
Investor B1	–	3,565	–
Investor B2	–	–	–
Investor B3	–	–	1,346
Investor C	23,868	44,488	30,923
Investor C1	–	13,092	–
Investor C2	–	–	1,908
Investor C3	–	–	4,881
Class R	66	2,766	755

Total	$323,487	$436,562	$250,866

The Funds received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BlackRock Investment Management, LLC (“BIM”) as the securities lending agent. BIM may, on behalf of the Funds, invest cash collateral received by the Funds for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedules of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The share of income earned by the Funds on the reinvestment of cash collateral is shown as securities lending – affiliated in the Statements of Operations. For the six months ended March 31, 2012, BIM did not earn any securities lending agent fees.

During the six months ended March 31, 2012, Core Bond received $305 from an affiliate, which is included in capital share transactions on the Statements of Changes in Net Assets, relating to processing errors.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Trust’s Chief Compliance Officer.

82	BLACKROCK FUNDS II	MARCH 31, 2012

Notes to Financial Statements (continued)

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the six months ended March 31, 2012, were as follows:

	Purchases	Sales

Core Bond	$13,249,740,263	$13,705,338,055
High Yield Bond	$ 3,381,637,305	$ 2,039,692,301
Low Duration Bond	$ 2,318,836,572	$ 1,849,558,287

Purchases and sales of US government securities for the six months ended March 31, 2012, were as follows:

	Purchases	Sales

Core Bond	$9,144,345,222	$9,221,336,185
Low Duration Bond	$ 794,293,702	$ 825,502,287

Purchases and sales of mortgage dollar rolls for the six months ended March 31, 2012, were as follows:

	Purchases	Sales

Core Bond	$4,652,636,785	$5,023,640,555
Low Duration Bond	$ 260,829,252	$ 479,687,737

Transactions in options written for the six months ended March 31, 2012, were as follows:

	Core Bond

		Calls			Puts

	Contracts	Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received

Outstanding options, beginning of period	1,142	551,550	$ 18,112,901	–	746,210	$ 19,401,307
Options written	2,970	623,835	14,980,681	4,865	1,140,390	27,285,097
Options expired	(1,779)	(289,245)	(3,997,175)	(501)	(659,985)	(7,897,215)
Options closed	(2,333)	(622,700)	(21,084,701)	(4,364)	(703,915)	(28,566,366)

Outstanding options, end of period	–	263,440	$ 8,011,706	–	522,700	$ 10,222,823

	High Yield Bond

		Calls			Puts

	Contracts	Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received

Outstanding options, beginning of period	–	101,000	$ 3,276,100	21,526	101,000	$ 6,977,713
Options written	–	101,000	3,888,500	81,320	101,000	8,500,646
Options expired	–	-	-	(34,450)	-	(2,649,979)
Options closed	–	(202,000)	(7,164,600)	(33,496)	(202,000)	(11,293,663)

Outstanding options, end of period	–	–	$ –	34,900	–	$ 1,534,717

	Low Duration Bond

	Puts

	Contracts	Notional (000)	Premiums Received

Outstanding options, beginning of period	–	27,900	$ 108,810
Options written	–	265,000	1,254,250
Options expired	–	(7,100)	(27,690)
Options closed	–	(20,800)	(81,120)

Outstanding options, end of period	–	265,000	$1,254,250

BLACKROCK FUNDS II	MARCH 31, 2012	83

Notes to Financial Statements (continued)

5. Income Tax Information:

As of September 30, 2011, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires September 30,	Core Bond	High Yield Bond	Low Duration Bond

2012	–	$ 7,480,679	$ 9,185,235
2013	–	10,436,405	15,871,900
2014	$ 2,207,962	11,471,371	23,592,216
2015	24,358,967	21,774,534	14,223,477
2016	9,067,308	13,268,341	1,475,016
2017	47,408,472	177,130,967	41,571,660
2018	79,322,289	92,528,020	24,738,576
2019	4,477,013	–	–

Total	$166,842,011	$334,090,317	$130,658,080

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Trusts after September 30, 2011 will not be subject to expiration. In addition, any such losses must be utilized prior to the losses incurred in pre-enactment taxable years.

As of March 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	Core Bond	High Yield Bond	Low Duration Bond

Tax cost	$5,516,265,516	$7,150,147,268	$2,721,398,179

Gross unrealized appreciation	$ 92,623,646	$ 324,087,454	$ 34,514,217
Gross unrealized depreciation	(30,775,795)	(243,151,168)	(15,539,100)

Net unrealized appreciation	$ 61,847,851	$ 80,936,286	$ 18,975,117

6. Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010 to November 2011, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2010. The credit agreement, which expired in November 2011, was renewed until November 2012. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2011. The Funds did not borrow under the credit agreement during the six months ended March 31, 2012.

For the six months ended March 31, 2012, the average amount of transactions considered as borrowings and the daily weighted average interest rates from treasury rolls and reverse repurchase agreements were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate

Core Bond	$533,512,029	0.09%
Low Duration Bond	$171,182,905	0.14%

For the six months ended March 31, 2012, the average amount of borrowings and the daily weighted average interest rates in reverse repurchase agreements were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate

High Yield Bond	$3,721,421	(11.44)%

7. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

84	BLACKROCK FUNDS II	MARCH 31, 2012

Notes to Financial Statements (continued)

8. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended		Year Ended
	March 31, 2012		September 30, 2011

Core Bond	Shares	Amount	Shares	Amount

BlackRock

Shares issued in the reorganization[1]	3,116,272	$ 29,457,066	12,487,320	$ 117,156,039
Shares sold	1,340,448	12,707,921	20,070,260	188,475,785
Shares issued in reinvestment of dividends	(17,543,064)	(166,368,971)	4,059,988	38,129,043
Shares redeemed	–	–	(60,950,365)	(574,482,615)

Net decrease	(13,086,344)	$(124,203,984)	(24,332,797)	$ (230,721,748)

Institutional

Shares issued in the reorganization[1]	–	–	79,021,772	$ 739,462,031
Shares sold	25,958,293	$ 245,264,883	30,835,761	288,919,448
Shares issued in reinvestment of dividends	1,705,805	16,134,273	2,814,192	26,372,122
Shares redeemed	(22,701,868)	(214,272,977)	(37,262,530)	(349,714,562)

Net increase	4,962,230	$ 47,126,179	75,409,195	$ 705,039,039

Service

Shares issued in the reorganization[1]	–	–	30,084,979	$ 281,679,646
Shares sold	1,453,085	$ 13,712,310	1,229,008	11,527,814
Shares issued in reinvestment of dividends	452,064	4,276,102	341,567	3,210,928
Shares redeemed	(4,984,663)	(47,098,573)	(6,088,376)	(57,309,603)

Net increase (decrease)	(3,079,514)	$ (29,110,161)	25,567,178	$ 239,108,785

Investor A

Shares issued in the reorganization[1]	–	–	11,222,189	$ 105,151,907
Shares sold and automatic conversion of shares	10,589,903	$ 100,103,369	28,895,302	271,066,351
Shares issued in reinvestment of dividends	896,485	8,489,221	1,207,552	11,335,748
Shares redeemed	(7,328,242)	(69,245,881)	(12,106,254)	(113,809,684)

Net increase	4,158,146	$ 39,346,709	29,218,789	$ 273,744,322

Investor B

Shares issued in the reorganization[1]	–	–	268,356	$ 2,512,856
Shares sold	110,059	$ 1,037,741	152,169	1,429,386
Shares issued in reinvestment of dividends	8,349	78,976	23,400	219,378
Shares redeemed and automatic conversion of shares	(301,949)	(2,850,370)	(578,641)	(5,432,388)

Net decrease	(183,541)	$ (1,733,653)	(134,716)	$ (1,270,768)

Investor C

Shares issued in the reorganization[1]	–	–	6,469,239	$ 60,354,762
Shares sold	3,647,558	$ 34,343,094	4,233,248	39,706,997
Shares issued in reinvestment of dividends	212,816	2,006,677	390,864	3,651,034
Shares redeemed	(2,950,369)	(27,779,688)	(5,235,767)	(48,841,816)

Net increase	910,005	$ 8,570,083	5,857,584	$ 54,870,977

Class R

Shares sold	35,559	$ 338,265	12,168	$ 113,649
Shares issued in reinvestment of dividends	736	6,971	1,512	14,187
Shares redeemed	(15,653)	(149,075)	(8,144)	(75,987)

Net increase	20,642	$196,161	5,536	$51,849

Total net increase (decrease)	(6,298,376)	$ (59,808,666)	111,590,769	$1,040,822,456

BLACKROCK FUNDS II	MARCH 31, 2012	85

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2012		Year Ended September 30, 2011

High Yield Bond	Shares	Amount	Shares	Amount

BlackRock

Shares sold	27,690,754	$ 206,669,642	47,227,837	$ 363,870,096
Shares issued in reinvestment of dividends	2,941,631	22,157,209	6,882,445	52,912,956
Shares redeemed	(30,779,996)	(230,278,242)	(53,957,676)	(419,863,611)

Net increase (decrease)	(147,611)	$ (1,451,391)	152,606	$ (3,080,559)

Institutional

Shares issued in the reorganization[1]	–	–	44,782,781	$ 330,913,404
Shares sold	144,868,518	$1,086,207,497	184,864,192	1,426,194,189
Shares issued in reinvestment of dividends	5,307,580	39,975,733	6,340,571	48,502,823
Shares redeemed	(71,774,784)	(531,556,685)	(52,140,991)	(399,039,210)

Net increase	78,401,314	$ 594,626,545	183,846,553	$1,406,571,206

Service

Shares sold	12,264,892	$ 92,078,130	21,488,398	$ 166,275,219
Shares issued in reinvestment of dividends	893,509	6,735,761	1,688,187	12,972,966
Shares redeemed	(5,231,788)	(38,797,756)	(18,908,513)	(143,546,523)

Net increase	7,926,613	$ 60,016,135	4,268,072	$ 35,701,662

Investor A

Shares issued in the reorganization[1]	–	–	53,050,914	$ 391,998,506
Shares sold and automatic conversion of shares	125,823,791	$ 943,640,960	145,894,134	1,126,195,495
Shares issued in reinvestment of dividends	8,269,600	62,296,221	9,263,673	70,949,620
Shares redeemed	(55,224,085)	(410,666,608)	(57,469,893)	(439,939,074)

Net increase	78,869,306	$ 595,270,573	150,738,828	$1,149,204,547

Investor B

Shares sold	158,712	$ 1,193,151	280,620	$ 2,159,896
Shares issued in reinvestment of dividends	32,660	246,198	72,352	555,918
Shares redeemed and automatic conversion of shares	(376,854)	(2,821,612)	(1,090,299)	(8,396,584)

Net decrease	(185,482)	$(1,382,263)	(737,327)	$(5,680,770)

Investor B1

Shares issued in the reorganization[1]	–	–	3,404,591	$25,160,272
Shares sold	58,067	$ 432,649	12,100	95,007
Shares issued in reinvestment of dividends	12,941	97,230	49,015	373,922
Shares redeemed	(1,351,017)	(10,070,864)	(1,055,763)	(8,118,835)

Net increase (decrease)	(1,280,009)	$ (9,540,985)	2,409,943	$17,510,366

Investor C

Shares issued in the reorganization[1]	–	–	10,591,938	$ 78,341,156
Shares sold	15,189,417	$114,667,731	21,487,286	165,522,004
Shares issued in reinvestment of dividends	1,039,099	7,832,001	1,124,317	8,605,443
Shares redeemed	(5,886,622)	(43,949,909)	(8,630,100)	(66,006,548)

Net increase	10,341,894	$ 78,549,823	24,573,441	$186,462,055

86	BLACKROCK FUNDS II	MARCH 31, 2012

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2012		Year Ended September 30, 2011

High Yield Bond (concluded)	Shares	Amount	Shares	Amount

Investor C1

Shares issued in the reorganization[1]	–	–	11,544,664	$85,438,592
Shares sold	73,297	$ 555,619	108,685	843,092
Shares issued in reinvestment of dividends	238,015	1,790,537	142,351	1,082,575
Shares redeemed	(1,516,366)	(11,335,088)	(674,930)	(5,108,703)

Net increase (decrease)	(1,205,054)	$ (8,988,932)	11,120,770	$82,255,556

Class R

Shares sold	1,019,113	$ 7,656,386	1,636,973	$ 12,615,783
Shares issued in reinvestment of dividends	253,688	1,926,525	172,904	1,327,384
Shares redeemed	(789,589)	(5,914,336)	(1,735,005)	(13,443,758)

Net increase	483,212	$ 3,668,575	74,872	$ 499,409

Total net increase	173,204,183	$1,310,768,080	376,447,758	$2,869,443,472

Low Duration Bond

BlackRock

Shares sold	5,578,002	$ 53,764,855	18,308,922	$ 176,970,891
Shares issued in reinvestment of dividends	399,851	3,851,832	987,222	9,550,827
Shares redeemed	(4,276,566)	(41,046,884)	(19,774,276)	(191,677,136)

Net increase (decrease)	1,701,287	$ 16,569,803	(478,132)	$ (5,155,418)

Institutional

Shares issued in the reorganization[1]	–	–	14,616,155	$ 141,940,405
Shares sold	17,732,741	$ 170,977,465	41,442,345	401,853,669
Shares issued in reinvestment of dividends	622,387	5,976,902	867,981	8,398,526
Shares redeemed	(14,084,805)	(135,363,934)	(24,904,504)	(241,185,219)

Net increase	4,270,323	$ 41,590,433	32,021,977	$ 311,007,381

Service

Shares sold	1,141,903	$ 10,988,852	16,097,408	$ 155,765,725
Shares issued in reinvestment of dividends	385,906	3,717,625	1,508,652	14,608,821
Shares redeemed	(5,955,121)	(57,349,187)	(54,718,200)	(530,906,049)

Net decrease	(4,427,312)	$(42,642,710)	(37,112,140)	$(360,531,503)

Investor A

Shares issued in the reorganization[1]	–	–	12,200,077	$ 118,416,386
Share converted in the reorganization[1]	–	–	551,178	5,349,841
Shares sold and automatic conversion of shares	12,024,685	$ 115,652,570	32,399,235	314,012,971
Shares issued in reinvestment of dividends	569,034	5,480,715	561,897	5,430,198
Shares redeemed	(10,425,084)	(100,345,603)	(14,121,139)	(136,331,219)

Net increase	2,168,635	$ 20,787,682	31,591,248	$ 306,878,177

Investor A1

Share converted in the reorganization[1]	–	–	247,122	$ 2,401,110
Shares sold and automatic conversion of shares	66,949	$ 647,346	214,305	2,078,456
Shares issued in reinvestment of dividends	21,425	206,545	45,938	445,046
Shares redeemed	(255,198)	(2,455,149)	(544,784)	(5,280,085)

Net decrease	(166,824)	$(1,601,258)	(37,419)	$ (355,473)

BLACKROCK FUNDS II	MARCH 31, 2012	87

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2012		Year Ended September 30, 2011

Low Duration Bond (continued)	Shares	Amount	Shares	Amount

Investor B

Shares sold	122,752	$ 1,179,580	263,913	$ 2,557,993
Shares issued in reinvestment of dividends	3,276	31,575	5,948	57,601
Shares redeemed and automatic conversion of shares	(152,310)	(1,466,153)	(321,744)	(3,115,097)

Net decrease	(26,282)	$ (254,998)	(51,883)	$ (499,503)

Investor B1

Shares sold and automatic conversion of shares			185	$ 1,800
Shares issued in reinvestment of dividends			783	7,589
Share converted in the reorganization[1]			(50,298)	(488,194)
Shares redeemed			(7,040)	(68,327)

Net decrease			(56,370)	$(547,132)

Investor B2

Shares sold and automatic conversion of shares			5,162	$ 49,171
Shares issued in reinvestment of dividends			4,760	46,131
Share converted in the reorganization[1]			(247,376)	(2,401,110)
Shares redeemed			(128,592)	(1,245,856)

Net decrease			(366,046)	$(3,551,664)

			Period July 18, 2011[2] to September 30, 2011

			Shares	Amount

Investor B3

Shares issued in the reorganization[1]	–	–	1,686,983	$16,385,661
Shares sold and automatic conversion of shares	5,749	$ 55,371	3,750	36,357
Shares issued in reinvestment of dividends	4,735	45,637	2,778	26,737
Shares redeemed	(404,865)	(3,893,940)	(352,568)	(3,399,845)

Net increase (decrease)	(394,381)	$(3,792,932)	1,340,943	$13,048,910

			Year Ended September 30, 2011

			Shares	Amount

Investor C

Shares issued in the reorganization[1]	–	–	10,015,482	$ 97,193,245
Shares sold	5,568,789	$ 53,527,632	10,794,874	104,435,270
Shares issued in reinvestment of dividends	177,328	1,708,056	204,510	1,976,824
Shares redeemed	(5,059,008)	(48,675,324)	(7,066,301)	(68,301,408)

Net increase	687,109	$ 6,560,364	13,948,565	$135,303,931

Investor C1

Shares sold and automatic conversion of shares			5,484	$ 51,675
Shares issued in reinvestment of dividends			6,434	62,372
Share converted in the reorganization[1]			(500,855)	(4,861,647)
Shares redeemed.			(46,380)	(449,048)

Net decrease			(535,317)	$(5,196,648)

Investor C2

Shares sold	33	$ 323	100	$ 1,788
Shares issued in reinvestment of dividends	9,726	93,682	22,523	218,006
Shares redeemed	(67,598)	(650,580)	(279,747)	(2,698,317)

Net decrease	(57,839)	$(556,575)	(257,124)	$(2,478,523)

88	BLACKROCK FUNDS II	MARCH 31, 2012

Notes to Financial Statements (concluded)

	Six Months Ended March 31, 2012		Period July 18, 2011[2] to September 30, 2011

	Shares	Amount	Shares	Amount

Investor C3

Shares issued in the reorganization[1]	–	–	4,408,484	$42,781,251
Shares sold and automatic conversion of shares	25,674	$ 246,868	8,112	78,288
Shares issued in reinvestment of dividends	18,692	180,005	7,786	74,897
Shares redeemed	(371,538)	(3,573,909)	(204,603)	(1,975,974)

Net increase (decrease)	(327,172)	$(3,147,036)	4,219,779	$40,958,462

Class R

Shares issued in the reorganization[1]	–	–	618,684	$ 6,005,069
Shares sold and automatic conversion of shares	158,823	$ 1,530,151	28,660	276,711
Shares issued in reinvestment of dividends	6,037	58,163	2,364	22,741
Shares redeemed	(71,922)	(692,274)	(54,653)	(526,652)

Net increase	92,938	$ 896,040	595,055	$ 5,777,869

Total net increase	3,520,482	$34,408,813	44,823,136	$434,658,866

1See Note 1 regarding the reorganization.

2Commencement of operations.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS II	MARCH 31, 2012	89

Officers and Trustees

Robert M. Hernandez, Chairman of the Board and Trustee

Fred G. Weiss, Vice Chairman of the Board and Trustee

Paul L. Audet, Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Honorable Stuart E. Eizenstat, Trustee

Laurence D. Fink, Trustee

Kenneth A. Froot, Trustee

Henry Gabbay, Trustee

John F. O’Brien, Trustee

Roberta Cooper Ramo, Trustee

David H. Walsh, Trustee

John M. Perlowski, President and Chief Executive Officer

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Ira P. Shapiro, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Financial Management, Inc.

New York, NY 10055

Accounting Agent, Co-Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

90	BLACKROCK FUNDS II	MARCH 31, 2012

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investment

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http:// www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS II	MARCH 31, 2012	91

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

92	BLACKROCK FUNDS II	MARCH 31, 2012

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Balanced Capital Fund†

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Commodity Strategies Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Focus Growth Fund

BlackRock Global Allocation Fund†

BlackRock Global Dividend Income Portfolio

BlackRock Global Dynamic Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Managed Volatility Portfolio†

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Multi-Asset Income Portfolio†

BlackRock Multi-Sector Bond Portfolio

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock US Government Bond Portfolio

BlackRock US Mortgage Portfolio

BlackRock World Income Fund

Municipal Bond Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

  † Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK FUNDS II	MARCH 31, 2012	93

[THIS PAGE INTENTIONALLY LEFT BLANK.]

[THIS PAGE INTENTIONALLY LEFT BLANK.]

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

TAXABLE2-3/12-SAR

March 31, 2012

Semi-Annual Report (Unaudited)

      BlackRock Funds II

▶	BlackRock Conservative Prepared Portfolio

▶	BlackRock Moderate Prepared Portfolio

▶	BlackRock Growth Prepared Portfolio

▶	BlackRock Aggressive Growth Prepared Portfolio

Not FDIC Insured ■ No Bank Guarantee ■ May Lose Value

2	BLACKROCK FUNDS II	MARCH 31, 2012

Dear Shareholder

Twelve months ago, risk assets were charging forward, only to be met with a sharp reversal in May 2011 when escalating political strife in Greece rekindled fears about sovereign debt problems spreading across Europe. Concurrently, global economic indicators signaled that the recovery had slowed. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. On August 5, 2011, Standard & Poor’s made history by downgrading the US government’s credit rating, and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as the European debt crisis intensified. Macro news flow became a greater influence on trading decisions than the fundamentals of the securities traded, resulting in high correlations between asset prices. By the end of the third quarter, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries and gold had rallied to historic highs.

October brought enough positive economic data to assuage fears of a global double-dip recession. Additionally, European leaders began to show progress toward stemming the region’s debt crisis. Investors began to reenter the markets, putting risk assets on the road to recovery. Improving investor sentiment carried over into the first several months of 2012. Debt problems in Europe stabilized as policymakers secured a bailout plan for Greece and completed the nation’s debt restructuring without significant market disruptions. While concerns about slowing growth in China and a European recession weighed on the outlook for the global economy, an acceleration of the US recovery lifted sentiment. Several consecutive months of stronger jobs data signaled solid improvement in the US labor market, a pivotal factor for economic growth. Meanwhile, the European Central Bank revived financial markets with additional liquidity through its long-term refinancing operations. The improving market conditions and generally better-than-expected economic news lured investors still holding cash on the sidelines back to risk assets. Stocks, commodities and high yield bonds rallied through the first two months of the year while rising Treasury yields pressured higher-quality fixed income assets. The rally softened in late March, however, as concerns about slowing growth in China were refueled by negative signals from the world’s second-largest economy. Additionally, concerns over the European debt crisis resurfaced given uncertainty around policies for sovereign debt financing in peripheral countries and rising yields in Portugal and Spain.

Thanks in large part to an exceptionally strong first quarter of 2012, risk assets, including equities and high yield bonds, posted solid returns for the 6-month period ended March 31, 2012. On a 12-month basis, US large-cap stocks and high yield bonds delivered positive results, while small-cap stocks finished in slightly negative territory. International and emerging markets, which experienced significant downturns in 2011, lagged the broader rebound. Fixed income securities experienced mixed results, given recent volatility in yields. US Treasury bonds performed particularly well for the 12-month period; however, an early-2012 sell-off resulted in a negative return for the 6–month period. Municipal bonds staged a solid advance over the past year. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

While markets have improved in recent months, considerable headwinds remain. Europe faces a prolonged recession and the financial situations in Italy, Portugal and Spain remain worrisome. Higher oil and gasoline prices along with slowing growth in China and other emerging-market countries weigh heavily on the future of the global economy. But, we believe that with these challenges come opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“While markets have improved in recent months, considerable headwinds remain.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2012
	6-month	12-month
US large cap equities (S&P 500® Index)	25.89%	8.54%
US small cap equities (Russell 2000® Index)	29.83	(0.18)
International equities (MSCI Europe, Australasia, Far East Index)	14.56	(5.77)
Emerging market equities (MSCI Emerging Markets Index)	19.12	(8.81)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.01	0.06
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	(1.05)	14.92
US investment grade bonds (Barclays US Aggregate Bond Index)	1.43	7.71
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.16	12.56
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	12.17	6.43

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Funds’ Summary as of March 31, 2012	BlackRock Prepared Portfolios

Portfolio Management Commentary

How did the Funds perform?

Conservative Prepared

—

For the six-month period ended March 31, 2012, the Fund outperformed both its reference benchmark (Barclays US Aggregate Bond Index (60%)/ Russell 3000® Index (32%)/MSCI EAFE Index (8%)) and the fixed income benchmark, the Barclays US Aggregate Bond Index.

Moderate Prepared

—

For the six-month period ended March 31, 2012, the Fund outperformed its reference benchmark (Barclays US Aggregate Bond Index (40%)/ Russell 3000® Index (48%)/MSCI EAFE Index (12%)) and underperformed the broad-market S&P 500® Index.

Growth Prepared

—

For the six-month period ended March 31, 2012, the Fund’s Investor A and Institutional Shares outperformed the reference benchmark (Barclays US Aggregate Bond Index (20%)/Russell 3000® Index (64%)/ MSCI EAFE Index (16%)), while the Investor C and Class R Shares underperformed the reference benchmark. All of the Fund’s share classes underperformed the broad-market S&P 500® Index.

Aggressive Growth Prepared

—

For the six-month period ended March 31, 2012, the Fund underperformed both its reference benchmark (Russell 3000® Index (80%)/MSCI EAFE Index (20%)) and the broad-market S&P 500® Index. The following discussion of relative performance pertains to each Fund’s reference benchmarks.

What factors influenced performance?

—

The Funds benefited from their allocation to Master Large Cap Growth Portfolio, which performed well given its pro-cyclical positioning during a period of rapid appreciation in risk assets. Also boosting returns was the Funds’ recent investment in BlackRock International Fund, which outperformed the MSCI EAFE Index for the period due primarily to positive results from security selection.

—

With the exception of Aggressive Growth Prepared, which does not have a fixed income component, the Funds benefited from their overweight relative to the Barclays US Aggregate Bond Index in spread sectors (fixed income securities with credit risk and yields that generally exceed that of comparable-maturity US Treasuries). Spread sectors performed well during the period as US economic data continued to improve and liquidity risk in the euro zone was alleviated by the European Central Bank’s long-term refinancing operations. Through their investment in Master Total Return Portfolio (“Total Return”), the Funds’ overweight exposure to investment grade credit and security selection among industrial and financial names had a positive impact on returns. An overweight in commercial mortgage-backed securities (“CMBS”) helped performance, as did exposure to high yield debt and non-agency mortgage-backed securities (“MBS”), neither of which are represented in each Fund’s benchmark index. Security selection within agency MBS boosted returns while the sector continued to benefit from muted prepayment activity and speculation that the US Federal Reserve would implement additional monetary easing policies that focus exclusively on agency MBS. Also having a positive impact within the Funds’ fixed income allocation was an out-of-index investment in BlackRock High Yield Bond Portfolio. Strong cash flows into the high yield sector along with spread compression and improving fundamentals contributed to strong performance for the asset class during the period.

—

Detracting from performance were the Funds’ broader allocations to the equity and fixed income asset classes relative to their reference benchmarks, with the exception of Aggressive Growth Prepared, as it is allocated entirely to equity. An overweight to equities contributed positively to performance in the latter part of the period; however, this was overshadowed by the negative impact of an equity underweight during the fourth quarter of 2011 amid the risk-asset rally.

—

In equities, the Funds’ investment in BlackRock Equity Dividend Fund (“Equity Dividend”) detracted from relative performance. Equity Dividend’s portfolio of higher-quality, dividend-paying stocks lagged the broader equity market rally as risk-seeking investors favored lower-quality stocks during the period. From a long-term perspective, Equity Dividend continues to exhibit strong performance relative to its benchmark, the Russell 1000® Value Index. Also having a negative impact on the Funds’ performance was an allocation to BlackRock Capital Appreciation Fund, Inc., which underperformed its benchmark, the Russell 1000® Growth Index, primarily due to poor stock selection in key sectors including information technology and consumer discretionary.

—

Contributing positively to performance was the Funds’ investment in Equity Dividend, which outperformed its benchmark, the Russell 1000® Value Index, for the period. Equity Dividend’s bias toward higher-quality, dividend-paying stocks generated relatively strong returns during a period of heightened volatility and historically low bond yields.

Describe recent portfolio activity.

—	During the six-month period, the Funds that invest in both equity and fixed income shifted their broader asset allocations by reducing exposure to fixed income in favor of equity.
—

All of the Funds reduced exposure to emerging-market equities near the end of the period. After having underperformed developed markets in 2011, emerging-market stocks came into 2012 with particularly compelling valuations and rallied strongly throughout January and early February, significantly outperforming developed markets. The Funds took profits on their emerging-market holdings in March as valuations grew less compelling and slower economic growth in China became increasingly concerning. The proceeds from these sales were used to increase exposure to large-cap US stocks and higher-quality, large-cap international developed-market stocks.

—

The Conservative, Moderate and Growth Prepared Portfolios maintained exposure to core fixed income through their investment in Total Return. Throughout the period, Total Return tactically managed investment grade credits, cautiously seeking to take advantage of relative value opportunities in industrials and financials. However, following good performance in corporate credit in early 2012, Total Return reduced exposure to the sector toward period end. Additionally, Total Return reduced its allocation to MBS while shifting its positioning within the space, primarily by decreasing exposure to lower-coupon issues. Total Return added exposure to CMBS as the sector benefitted from improving commercial real estate markets and more conservative leverage in newly originated loans. Given a relative lack of liquidity in certain sectors of the securitized market, Total Return refrained from adding exposure to non-agency MBS, while adding to more liquid sectors such as auto loan asset-backed securities.

Describe Funds positioning at period end.

—

At period end, the Funds that invest in fixed income were positioned with an overweight in equities and underweight in fixed income relative to their respective reference benchmarks. All of the Funds’ equity allocations were overweight in US stocks and underweight in international developed markets. Additionally, the Funds’ equity holdings continued to reflect a bias toward high-quality, dividend-paying stocks. The Funds that hold fixed income ended the period underweight in core fixed income relative to their reference benchmarks due to their out-of-index allocation to high yield debt.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK FUNDS II	MARCH 31, 2012

Fund Summary as of March 31, 2012	BlackRock Conservative Prepared Portfolio

Investment Objective

BlackRock Conservative Prepared Portfolio’s (the “Fund”) investment objective is to seek a balance between long term capital appreciation and high current income, with a greater emphasis on income.

Total Return Based on a $10,000 Investment

[1]     Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]     The Fund, which is a fund of funds, normally invests 40% of its assets in underlying funds that invest primarily in equity securities and 60% of its assets in underlying funds that invest primarily in fixed income securities.

[3]     The Fund compares its performance to that of a customized weighted index comprised of the returns of the Barclays US Aggregate Bond Index (60%), Russell 3000® Index (32%) and MSCI EAFE Index (8%), recognized unmanaged indices of bond, US stock and non-US stock market performance, respectively.

[4]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500® is a trademark of The McGraw-Hill Companies, Inc.

[5]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2012

		Average Annual Total Returns[6]
		1 Year		5 Years		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	11.46%	4.65%	N/A	4.75%	N/A	4.83%	N/A
Investor A.	11.39	4.34	(1.19)%	4.34	3.23%	4.45	3.39%
Investor C	10.91	3.53	2.53	3.60	3.60	3.68	3.68
Class R.	11.13	4.05	N/A	4.09	N/A	4.19	N/A
Barclays US Aggregate Bond Index (60%)/Russell 3000® Index (32%)/MSCI EAFE Index (8%)	10.16	6.86	N/A	4.66	N/A	4.69	N/A
Barclays US Aggregate Bond Index	1.43	7.71	N/A	6.25	N/A	6.11	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 21, 2006.
N/A - Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[8]	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$1,114.60	$2.80	$1,000.00	$1,022.35	$2.68	0.53%
Investor A	$1,000.00	$1,113.90	$4.91	$1,000.00	$1,020.35	$4.70	0.93%
Investor C	$1,000.00	$1,109.10	$8.70	$1,000.00	$1,016.75	$8.32	1.65%
Class R	$1,000.00	$1,111.30	$6.02	$1,000.00	$1,019.30	$5.76	1.14%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Because the Fund invests in Master Portfolios, the expense table example reflects the expenses of both the Fund and the Master Portfolios in which it invests. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.
See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2012	5

Fund Summary as of March 31, 2012	BlackRock Moderate Prepared Portfolio

Investment Objective

BlackRock Moderate Prepared Portfolio’s (the “Fund”) investment objective is to seek a balance between long term capital appreciation and high current income, with a greater emphasis on capital appreciation.

Total Return Based on a $ 10,000 Investment

[1] Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]     The Fund, which is a fund of funds, normally invests 60% of its assets in underlying funds that invest primarily in equity securities and 40% of its assets in underlying funds that invest primarily in fixed income securities.

[3]     The Fund compares its performance to that of a customized weighted index comprised of the returns of the Barclays US Aggregate Bond Index (40%), Russell 3000® Index (48%) and MSCI EAFE Index (12%), recognized unmanaged indices of bond, US stock and non-US stock market performance, respectively.

[4]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500® is a trademark of The McGraw-Hill Companies, Inc.

[5]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2012

		Average Annual Total Returns[6]
		1 Year		5 Years		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	15.54%	3.82%	N/A	3.97%	N/A	4.19%	N/A
Investor A	15.30	3.45	(1.96)%	3.58	2.46%	3.82	2.77%
Investor C	14.89	2.77	1.77	2.82	2.82	3.04	3.04
Class R	15.11	3.32	N/A	3.46	N/A	3.67	N/A
Barclays US Aggregate Bond Index (40%)/Russell 3000® Index (48%)/MSCI EAFE Index (12%)	14.69	6.21	N/A	3.63	N/A	3.75	N/A
S&P 500® Index	25.89	8.54	N/A	2.01	N/A	2.04	N/A

[6]

Assuming maximum sales charge, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 21, 2006.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[8]	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$1,155.40	$2.16	$1,000.00	$1,023.00	$2.02	0.40%
Investor A	$1,000.00	$1,153.00	$4.25	$1,000.00	$1,021.05	$3.99	0.79%
Investor C	$1,000.00	$1,148.90	$8.33	$1,000.00	$1,017.25	$7.82	1.55%
Class R	$1,000.00	$1,151.10	$4.84	$1,000.00	$1,020.50	$4.55	0.90%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Because the Fund invests in Master Portfolios, the expense table example reflects the expenses of both the Fund and the Master Portfolios in which it invests. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

6	BLACKROCK FUNDS II	MARCH 31, 2012

Fund Summary as of March 31, 2012	BlackRock Growth Prepared Portfolio

Investment Objective

BlackRock Growth Prepared Portfolio’s (the “Fund”) investment objective is to seek long term capital appreciation. Current income is also a consideration.

Total Return Based on a $ 10,000 Investment

[1] Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]     The Fund, which is a fund of funds, normally invests 80% of its assets in underlying funds that invest primarily in equity securities and 20% of its assets in underlying funds that invest primarily in fixed income securities.

[3]     The Fund compares its performance to that of a customized weighted index comprised of the returns of the Barclays US Aggregate Bond Index (20%), Russell 3000® Index (64%) and MSCI EAFE Index (16%), recognized unmanaged indices of bond, US stock and non-US stock market performance, respectively.

[4]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500® is a trademark of The McGraw-Hill Companies, Inc.

[5]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2012

		Average Annual Total Returns[6]
		1 Year		5 Years		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	19.57%	3.05%	N/A	3.20%	N/A	3.57%	N/A
Investor A	19.35	2.81	(2.62)%	2.84	1.74%	3.21	2.17%
Investor C	18.86	1.99	0.99	2.09	2.09	2.45	2.45
Class R	19.24	2.60	N/A	2.66	N/A	3.02	N/A
Barclays US Aggregate Bond Index (20%)/Russell 3000® Index (64%)/MSCI EAFE Index (16%)	19.34	5.43	N/A	2.43	N/A	2.66	N/A
S&P 500® Index	25.89	8.54	N/A	2.01	N/A	2.04	N/A
[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 21, 2006.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[8]	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$1,195.70	$1.70	$1,000.00	$1,023.45	$1.57	0.31%
Investor A	$1,000.00	$1,193.50	$3.78	$1,000.00	$1,021.55	$3.49	0.69%
Investor C	$1,000.00	$1,188.60	$7.71	$1,000.00	$1,017.95	$7.11	1.41%
Class R	$1,000.00	$1,192.40	$4.71	$1,000.00	$1,020.70	$4.34	0.86%
[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Because the Fund invests in Master Portfolios, the expense table example reflects the expenses of both the Fund and the Master Portfolios in which it invests. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

BLACKROCK FUNDS II	MARCH 31, 2012	7

Fund Summary as of March 31, 2012	BlackRock Aggressive Growth Prepared Portfolio

Investment Objective

BlackRock Aggressive Growth Prepared Portfolio’s (the “Fund”) investment objective is to seek long term capital appreciation. Current income is not a consideration.

Total Return Based on a $10,000 Investment

[1]     Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]     The Fund, which is a fund of funds, normally invests 100% of its assets in underlying funds that invest primarily in equity securities.

[3]     The Fund compares its performance to that of a customized weighted index comprised of the returns of the Russell 3000® Index (80%) and MSCI EAFE Index (20%), recognized unmanaged indices of US stock and non-US stock market performance, respectively.

[4]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500® is a trademark of The McGraw-Hill Companies.

[5]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2012

		Average Annual Total Returns[6]
		1 Year		5 Years		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	24.09%	2.00%	N/A	2.10%	N/A	2.60%	N/A
Investor A	23.88	1.61	(3.69)%	1.75	0.66%	2.25	1.22%
Investor C	23.25	0.81	(0.20)	0.99	0.99	1.49	1.49
Class R	23.53	1.40	N/A	1.57	N/A	2.06	N/A
Russell 3000® Index (80%)/MSCI EAFE Index (20%)	24.10	4.52	N/A	1.08	N/A	1.42	N/A
S&P 500® Index	25.89	8.54	N/A	2.01	N/A	2.04	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 21, 2006.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[8]	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$1,240.90	$1.40	$1,000.00	$1,023.75	$1.26	0.25%
Investor A	$1,000.00	$1,238.80	$3.30	$1,000.00	$1,022.05	$2.98	0.59%
Investor C	$1,000.00	$1,232.50	$7.48	$1,000.00	$1,018.30	$6.76	1.34%
Class R	$1,000.00	$1,235.30	$4.19	$1,000.00	$1,021.25	$3.79	0.75%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Because the Fund invests in Master Portfolios, the expense table example reflects the expenses of both the Fund and the Master Portfolios in which it invests. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

8	BLACKROCK FUNDS II	MARCH 31, 2012

Fund Summaries as of March 31, 2012

BlackRock Conservative Prepared Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies
Fixed Income Funds	53%
Equity Funds	42
Short-Term Securities	5

Portfolio Holdings	Percent of Affiliated Investment Companies
Master Total Return Portfolio	51%
BlackRock Equity Dividend Fund, Institutional Class	9
Master Large Cap Growth Portfolio	8
Master Basic Value LLC	5
BlackRock Liquidity Funds, TempFund, Institutional Class	5
BlackRock Global Dynamic Equity Fund, Institutional Class	5
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	5
BlackRock International Fund, Institutional Class	3
BlackRock International Opportunities Portfolio, Institutional Class	3
BlackRock High Yield Bond Portfolio, BlackRock Class	2
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	2
BlackRock U.S. Opportunities Portfolio, Institutional Class	1
Master Value Opportunities LLC	1

BlackRock Moderate Prepared Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	62%
Fixed Income Funds	33
Short-Term Securities	5

Portfolio Holdings	Percent of Affiliated Investment Companies
Master Total Return Portfolio	31%
BlackRock Equity Dividend Fund, Institutional Class	13
Master Large Cap Growth Portfolio	11
Master Basic Value LLC	9
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	8
BlackRock Global Dynamic Equity Fund, Institutional Class	7
BlackRock Liquidity Funds, TempFund, Institutional Class	5
BlackRock International Opportunities Portfolio, Institutional Class	5
BlackRock International Fund, Institutional Class	4
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	3
BlackRock High Yield Bond Portfolio, BlackRock Class	2
Master Value Opportunities LLC	1
BlackRock U.S. Opportunities Portfolio, Institutional Class	1

The Funds allocation and holdings listed above are current as of the report date. However, the Funds are regularly monitored and their composition may vary throughout various periods.

9	BLACKROCK FUNDS II	MARCH 31, 2012

Fund Summaries as of March 31, 2012

BlackRock Growth Prepared Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	81%
Fixed Income Funds	14
Short-Term Securities	5

Portfolio Holdings	Percent of Affiliated Investment Companies
BlackRock Equity Dividend Fund, Institutional Class	17%
Master Large Cap Growth Portfolio	14
Master Total Return Portfolio	13
Master Basic Value LLC	12
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	12
BlackRock Global Dynamic Equity Fund, Institutional Class	9
BlackRock International Opportunities Portfolio, Institutional Class	6
BlackRock Liquidity Funds, TempFund, Institutional Class	5
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	4
BlackRock International Fund, Institutional Class	3
BlackRock U.S. Opportunities Portfolio, Institutional Class	2
Master Value Opportunities LLC	2
BlackRock High Yield Bond Portfolio, BlackRock Class	1

BlackRock Aggressive Growth Prepared Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	95%
Short-Term Securities	5

Portfolio Holdings	Percent of Affiliated Investment Companies
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	17%
BlackRock Equity Dividend Fund, Institutional Class	16
Master Basic Value LLC	16
Master Large Cap Growth Portfolio	14
BlackRock Global Dynamic Equity Fund, Institutional Class	10
BlackRock International Opportunities Portfolio, Institutional Class	8
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	5
BlackRock Liquidity Funds, TempFund, Institutional Class	5
BlackRock International Fund, Institutional Class	3
BlackRock U.S. Opportunities Portfolio, Institutional Class	3
Master Value Opportunities LLC	3

The Funds allocation and holdings listed above are current as of the report date. However, the Funds are regularly monitored and their composition may vary throughout various periods.

BLACKROCK FUNDS II	MARCH 31, 2012	10

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Class R Shares are not subject to any sales charge. Class R Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement and other similar plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Perfor-

mance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Funds’ investment advisor, BlackRock Advisors, LLC (the “Manager”), waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 2 of the Notes to Financial Statements for additional information on waivers and reimbursements. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

      Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2011 and held through March 31, 2012) are intended to assist shareholders both in calculating expenses based on an investment in the Funds and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

11	BLACKROCK FUNDS II	MARCH 31, 2012

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instru-

ment successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	12

Schedule of Investments March 31, 2012 (Unaudited)	BlackRock Conservative Prepared Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds – 41.9%
BlackRock Capital Appreciation Fund, Inc.,
BlackRock Class (b)	97,981	$2,459,322
BlackRock Equity Dividend Fund, Institutional Class	244,705	4,808,459
BlackRock Global Dynamic Equity Fund, Institutional Class	204,405	2,569,371
BlackRock International Fund, Institutional Class	150,715	1,933,678
BlackRock International Opportunities Portfolio, Institutional Class	55,656	1,809,392
BlackRock Small Cap Growth Equity Portfolio, Institutional Class (b)	41,211	1,118,042
BlackRock U.S. Opportunities Portfolio, Institutional Class (b)	14,248	532,315
Master Basic Value LLC	$3,084,129	3,084,129
Master Large Cap Growth Portfolio	$4,359,504	4,359,504
Master Value Opportunities LLC	$520,260	520,260
		23,194,472

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds – 53.7%
BlackRock High Yield Bond Portfolio, BlackRock Class	184,219	$1,425,858
Master Total Return Portfolio	$28,277,975	28,277,975
		29,703,833

Short-Term Securities – 5.1%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (c)	2,843,198	2,843,198
Total Affiliated Investment Companies (Cost – $52,464,458) – 100.7%		55,741,503
Liabilities in Excess of Other Assets – (0.7)%		(372,714)
Net Assets – 100.0%		$55,368,789

(a)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2011	Shares/ Beneficial Interest Purchased		Shares Sold	Shares/ Beneficial Interest Held at March 31, 2012	Value at March 31, 2012	Realized Gain (Loss)	Income
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	105,161	12,766		19,946	97,981	$2,459,322	$85,123	–
BlackRock Equity Dividend Fund, Institutional Class	224,423	34,055		13,773	244,705	$4,808,459	$(7,245)	$47,335
BlackRock Floating Rate Income Portfolio, Institutional Class	306,775	13,524		320,299	–	–	$(92,200)	$19,872
BlackRock Global Dynamic Equity Fund, Institutional Class	184,102	31,688		11,385	204,405	$2,569,371	$(8,226)	$62,665
BlackRock Global Emerging Markets Fund, Inc., Institutional Class	40,794	36,571		77,365	–	–	$166,978	$3,976
BlackRock High Yield Bond Portfolio, BlackRock Class	483,546	46,080		345,407	184,219	$1,425,858	$11,811	$68,703
BlackRock International Fund, Institutional Class	–	152,970		2,255	150,715	$1,933,678	$589	–
BlackRock International Opportunities Portfolio, Institutional Class	30,270	28,309		2,923	55,656	$1,809,392	$(6,890)	$31,311
BlackRock Latin America Fund, Inc., Institutional Class	3,785	551		4,336	–	–	$24,577	$2,109
BlackRock Liquidity Funds, TempFund, Institutional Class	185,709	2,657,489	[1]	–	2,843,198	$2,843,198	–	$113
BlackRock Pacific Fund, Inc., Institutional Class	39,570	7,273		46,843	–	–	$7,958	$5,117
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	37,293	6,218		2,300	41,211	$1,118,042	$22,833	–
BlackRock U.S. Opportunities Portfolio, Institutional Class	11,815	3,204		771	14,248	$532,315	$46,101	–
Master Basic Value LLC	$1,332,002	$1,752,127	[1]	–	$3,084,129	$3,084,129	$33,016	$17,012
Master Large Cap Growth Portfolio	$2,689,455	$1,670,049	[1]	–	$4,359,504	$4,359,504	$129,424	$35,754
Master Total Return Portfolio	$24,149,833	$4,128,142	[1]	–	$28,277,975	$28,277,975	$(20,895)	$679,465
Master Value Opportunities LLC	$369,269	$150,991	[1]	–	$520,260	$520,260	$32,480	$2,517

[1]	Represents net shares/beneficial interest purchased.

(b)	Non-income producing security.

(c)	Represents the current yield as of report date.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	13

Schedule of Investments (concluded)	BlackRock Conservative Prepared Portfolio

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2012 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$19,499,635	$36,241,868	–	$55,741,503

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	MARCH 31, 2012

Schedule of Investments March 31, 2012 (Unaudited)	BlackRock Moderate Prepared Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds – 61.7%
BlackRock Capital Appreciation Fund, Inc., BlackRock Class (b)	280,103	$7,030,574
BlackRock Equity Dividend Fund, Institutional Class	564,815	11,098,620
BlackRock Global Dynamic Equity Fund, Institutional Class	489,549	6,153,628
BlackRock International Fund, Institutional Class	239,953	3,078,592
BlackRock International Opportunities Portfolio, Institutional Class	125,960	4,094,964
BlackRock Small Cap Growth Equity Portfolio, Institutional Class (b)	98,709	2,677,984
BlackRock U.S. Opportunities Portfolio, Institutional Class (b)	32,538	1,215,616
Master Basic Value LLC	$7,555,357	7,555,357
Master Large Cap Growth Portfolio	$9,528,447	9,528,447
Master Value Opportunities LLC	$1,250,002	1,250,002
		53,683,784

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds – 33.3%
BlackRock High Yield Bond Portfolio, BlackRock Class	246,208	$1,905,650
Master Total Return Portfolio	$27,055,436	27,055,436
		28,961,086

Short-Term Securities – 5.1%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (c)	4,396,055	4,396,055
Total Affiliated Investment Companies (Cost – $79,886,033) – 100.1%		87,040,925
Liabilities in Excess of Other Assets – (0.1)%		(88,260)
Net Assets – 100.0%		$86,952,665

(a)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2011	Shares/ Beneficial Interest Purchased		Shares Sold	Shares/ Beneficial Interest Held at March 31, 2012	Value at March 31, 2012	Realized Gain (Loss)	Income
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	316,881	15,806		52,584	280,103	$7,030,574	$129,138	–
BlackRock Equity Dividend Fund, Institutional Class	567,011	38,300		40,496	564,815	$11,098,620	$(38,730)	$114,771
BlackRock Floating Rate Income Portfolio, Institutional Class	356,047	6,059		362,106	–	–	$(111,571)	$22,407
BlackRock Global Dynamic Equity Fund, Institutional Class	482,733	41,501		34,685	489,549	$6,153,628	$(32,246)	$155,597
BlackRock Global Emerging Markets Fund, Inc., Institutional Class	68,071	53,524		121,595	–	–	$267,626	$6,282
BlackRock High Yield Bond Portfolio, BlackRock Class	815,583	35,229		604,604	246,208	$1,905,650	$(26,073)	$104,730
BlackRock International Fund, Institutional Class	–	242,358		2,405	239,953	$3,078,592	$781	–
BlackRock International Opportunities Portfolio, Institutional Class	79,278	54,316		7,634	125,960	$4,094,964	$(21,262)	$73,556
BlackRock Latin America Fund, Inc., Institutional Class	6,239	402		6,641	–		$36,741	$3,292
BlackRock Liquidity Funds, TempFund, Institutional Class	–	4,396,055	[1]	–	4,396,055	$4,396,055	–	$182
BlackRock Pacific Fund, Inc., Institutional Class	90,243	8,689		98,932	–	–	$2,913	$11,061
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	97,833	7,918		7,042	98,709	$2,677,984	$53,042	–
BlackRock U.S. Opportunities Portfolio, Institutional Class	29,543	5,197		2,202	32,538	$1,215,616	$109,104	–
Master Basic Value LLC	$4,323,485	$3,231,872	[1]	–	$7,555,357	$7,555,357	$88,245	$54,657
Master Large Cap Growth Portfolio	$6,701,650	$2,826,797	[1]	–	$9,528,447	$9,528,447	$272,353	$82,369
Master Total Return Portfolio	$26,153,552	$901,884	[1]	–	$27,055,436	$27,055,436	$(16,357)	$711,725
Master Value Opportunities LLC	$971,562	$278,440	[1]	–	$1,250,002	$1,250,002	$79,989	$6,297

[1]	Represents net shares/beneficial interest purchased.

(b)	Non-income producing security.

(c)	Represents the current yield as of report date.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	15

Schedule of Investments (concluded)	BlackRock Moderate Prepared Portfolio

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2012 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$41,651,683	$45,389,242	–	$87,040,925

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	MARCH 31, 2012

Schedule of Investments March 31, 2012 (Unaudited)	BlackRock Growth Prepared Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds – 81.4%
BlackRock Capital Appreciation Fund, Inc., BlackRock Class (b)	306,078	$7,682,559
BlackRock Equity Dividend Fund, Institutional Class	563,690	11,076,501
BlackRock Global Dynamic Equity Fund, Institutional Class	497,227	6,250,146
BlackRock International Fund, Institutional Class	185,843	2,384,372
BlackRock International Opportunities Portfolio, Institutional Class	125,455	4,078,527
BlackRock Small Cap Growth Equity Portfolio, Institutional Class (b)	100,255	2,719,930
BlackRock U.S. Opportunities Portfolio, Institutional Class (b)	35,259	1,317,281
Master Basic Value LLC	$7,690,051	7,690,051
Master Large Cap Growth Portfolio	$9,113,350	9,113,350
Master Value Opportunities LLC	$1,269,504	1,269,504
		53,582,221

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds – 13.9%
BlackRock High Yield Bond Portfolio, BlackRock Class	96,693	$748,404
Master Total Return Portfolio	$8,365,179	8,365,179
		9,113,583

Short-Term Securities – 4.8%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (c)	3,178,504	$3,178,504
Total Affiliated Investment Companies (Cost – $59,617,837) – 100.1%		65,874,308
Liabilities in Excess of Other Assets – (0.1)%		(88,409)
Net Assets – 100.0%		$65,785,899

(a)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2011	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold		Shares/ Beneficial Interest Held at March 31, 2012	Value at March 31, 2012	Realized Gain (Loss)	Income
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	359,858	11,313		65,093		306,078	$7,682,559	$156,228	–
BlackRock Equity Dividend Fund, Institutional Class	595,444	27,551		59,305		563,690	$11,076,501	$(37,209)	$120,748
BlackRock Floating Rate Income Portfolio, Institutional Class	151,619	2,154		153,773		–	–	$(44,805)	$9,618
BlackRock Global Dynamic Equity Fund, Institutional Class	515,890	33,119		51,782		497,227	$6,250,146	$(40,807)	$164,976
BlackRock Global Emerging Markets Fund, Inc., Institutional Class	53,369	33,548		86,917		–	–	$186,866	$4,887
BlackRock High Yield Bond Portfolio, BlackRock Class	385,575	13,254		302,136		96,693	$748,404	$(35,251)	$49,442
BlackRock International Fund, Institutional Class	–	188,642		2,799		185,843	$2,384,372	$1,500	–
BlackRock International Opportunities Portfolio, Institutional Class	84,807	52,969		12,321		125,455	$4,078,527	$(31,245)	$76,442
BlackRock Latin America Fund, Inc., Institutional Class	4,867	184		5,051		–	–	$68,212	$2,547
BlackRock Liquidity Funds, TempFund, Institutional Class	–	3,178,504	[1]	–		3,178,504	$3,178,504	–	$112
BlackRock Pacific Fund, Inc., Institutional Class	89,794	6,664		96,458		–	–	$(48,949)	$10,916
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	104,552	6,205		10,502		100,255	$2,719,930	$64,137	–
BlackRock U.S. Opportunities Portfolio, Institutional Class	33,687	5,113		3,541		35,259	$1,317,281	$122,831	–
Master Basic Value LLC	$5,052,582	$2,637,469	[1]	–		$7,690,051	$7,690,051	$92,490	$63,124
Master Large Cap Growth Portfolio	$6,992,972	$2,120,378	[1]	–		$9,113,350	$9,113,350	$244,467	$82,500
Master Total Return Portfolio	$10,869,496	–		$2,504,317	[2]	$8,365,179	$8,365,179	$(5,591)	$278,402
Master Value Opportunities LLC	$1,038,581	$230,923	[1]	–		$1,269,504	$1,269,504	$82,161	$6,605

[1]	Represents net shares/beneficial interest purchased.

2	Represents net beneficial interest sold.

(b)	Non-income producing security.

(c)	Represents the current yield as of report date.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	17

Schedule of Investments (concluded)	BlackRock Growth Prepared Portfolio

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2012 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$39,436,224	$26,438,084	–	$65,874,308

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	MARCH 31, 2012

Schedule of Investments March 31, 2012 (Unaudited)	BlackRock Aggressive Growth Prepared Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds – 95.0%
BlackRock Capital Appreciation Fund, Inc., BlackRock Class (b)	239,974	$6,023,346
BlackRock Equity Dividend Fund, Institutional Class	301,121	5,917,022
BlackRock Global Dynamic Equity Fund, Institutional Class	282,610	3,552,402
BlackRock International Fund, Institutional Class	92,014	1,180,545
BlackRock International Opportunities Portfolio, Institutional Class	87,925	2,858,429
BlackRock Small Cap Growth Equity Portfolio, Institutional Class (b)	70,985	1,925,810
BlackRock U.S. Opportunities Portfolio, Institutional Class (b)	26,192	978,519
Master Basic Value LLC	$5,828,473	5,828,473

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds (concluded)
Master Large Cap Growth Portfolio	$5,050,797	$5,050,797
Master Value Opportunities LLC	$902,622	902,622
		34,217,965

Short-Term Securities – 4.8%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (c)	1,722,071	1,722,071
Total Affiliated Investment Companies (Cost – $31,163,631) – 99.8%		35,940,036
Other Assets Less Liabilities – 0.2%		65,308
Net Assets – 100.0%		$36,005,344

(a)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2011	Shares/ Beneficial Interest Purchased		Shares Sold	Shares/ Beneficial Interest Held at March 31, 2012	Value at March 31, 2012	Realized Gain (Loss)	Income
BlackRock Capital Appreciation Fund, Inc., BlackRock Class	284,860	9,241		54,127	239,974	$6,023,346	$20,237	–
BlackRock Equity Dividend Fund, Institutional Class	408,780	18,752		126,411	301,121	$5,917,022	$94,422	$82,654
BlackRock Global Dynamic Equity Fund, Institutional Class	299,372	19,458		36,220	282,610	$3,552,402	$26,179	$95,487
BlackRock Global Emerging Markets Fund, Inc., Institutional Class	29,091	19,373		48,464	–	–	$104,772	$2,656
BlackRock International Fund, Institutional Class	–	94,957		2,943	92,014	$1,180,545	$1,747	–
BlackRock International Opportunities Portfolio, Institutional Class	61,284	37,326		10,685	87,925	$2,858,429	$(22,663)	$54,624
BlackRock Latin America Fund, Inc., Institutional Class	2,634	112		2,746	–	–	$14,805	$1,375
BlackRock Liquidity Funds, TempFund, Institutional Class	–	1,722,071	[1]	–	1,722,071	$1,722,071	–	$53
BlackRock Money Market Portfolio, Institutional Class	657,425	11,806		669,231	–	–	$3	–
BlackRock Pacific Fund, Inc., Institutional Class	61,516	4,623		66,139	–	–	$(4,335)	$7,469
BlackRock Small Cap Growth Equity Portfolio, Institutional Class	75,562	4,551		9,128	70,985	$1,925,810	$53,487	–
BlackRock U.S. Opportunities Portfolio, Institutional Class	25,548	3,900		3,256	26,192	$978,519	$91,822	–
Master Basic Value LLC	$4,157,252	$1,671,221	[1]	–	$5,828,473	$5,828,473	$74,193	$52,821
Master Large Cap Growth Portfolio	$4,713,663	$337,134	[1]	–	$5,050,797	$5,050,797	$148,615	$54,943
Master Value Opportunities LLC	$753,615	$149,007	[1]	–	$902,622	$902,622	$59,657	$4,829

[1]	Represents net shares/beneficial interest purchased.

(b)	Non-income producing security.

(c)	Represents the current yield as of report date.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	19

Schedule of Investments (concluded)	BlackRock Aggressive Growth Prepared Portfolio

—	Financial futures contracts purchased as of March 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
	E-Mini S&P	Chicago
25	500 Futures	Mercantile	June 2012	$1,754,000	$(2,822)

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

—

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of March 31, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$24,158,144	$11,781,892	–	$35,940,036

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(2,822)	–	–	$(2,822)

[1]	Derivative financial instruments are financial futures contracts which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	MARCH 31, 2012

Statements of Assets and Liabilities

March 31, 2012 (Unaudited)	BlackRock Conservative Prepared Portfolio	BlackRock Moderate Prepared Portfolio	BlackRock Growth Prepared Portfolio	BlackRock Aggressive Growth Prepared Portfolio
Assets
Investments at value – affiliated[1]	$55,741,503	$87,040,925	$65,874,308	$35,940,036
Cash pledged as collateral for financial futures contracts	–	–	–	105,000
Capital shares sold receivable	39,584	59,897	66,558	12,719
Receivable from advisor	11,860	12,138	14,969	16,586
Dividends receivable – affiliated	112	160	128	69
Prepaid expenses	30,221	33,035	31,271	30,663
Variation margin receivable	–	–	–	6,355
Total assets	55,823,280	87,146,155	65,987,234	36,111,428

Liabilities
Bank overdraft	–	–	–	2,500
Capital shares redeemed payable	349,977	62,510	89,233	18,578
Professional fees payable	31,854	31,158	32,066	29,123
Service and distribution fees payable	30,492	47,455	34,432	19,091
Transfer agent fees payable	15,747	22,350	18,968	15,055
Accounting fees payable	9,390	9,390	9,390	7,043
Custodian fees payable	5,393	5,389	5,479	5,438
Officer’s and Trustees’ fees payable	5,228	5,316	5,319	5,153
Printing fees payable	3,243	5,853	3,334	1,418
Other affiliates payable	210	284	178	17
Payable to advisor	45	–	–	–
Other accrued expenses payable	2,912	3,785	2,936	2,668
Total liabilities	454,491	193,490	201,335	106,084
Net Assets	$55,368,789	$86,952,665	$65,785,899	$36,005,344

Net Assets Consist of
Paid-in capital	$51,138,556	$82,262,486	$68,443,725	$36,707,651
Undistributed net investment income	610,527	757,083	639,047	222,104
Accumulated net realized gain (loss)	342,661	(3,221,796)	(9,553,344)	(5,697,994)
Net unrealized appreciation/depreciation	3,277,045	7,154,892	6,256,471	4,773,583
Net Assets	$55,368,789	$86,952,665	$65,785,899	$36,005,344

[1] Investments at cost – affiliated	$52,464,458	$79,886,033	$59,617,837	$31,163,631

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	21

Statements of Assets and Liabilities (concluded)

March 31, 2012 (Unaudited)	BlackRock Conservative Prepared Portfolio	BlackRock Moderate Prepared Portfolio	BlackRock Growth Prepared Portfolio	BlackRock Aggressive Growth Prepared Portfolio
Net Asset Value
Institutional
Net assets	$1,378,378	$1,951,165	$2,321,191	$2,017,991
Shares outstanding[1]	126,403	183,140	218,917	194,818
Net asset value	$10.90	$10.65	$10.60	$10.36

Investor A
Net assets	$19,683,361	$30,605,112	$25,728,052	$12,054,171
Shares outstanding[1]	1,816,540	2,883,951	2,448,789	1,175,891
Net asset value	$10.84	$10.61	$10.51	$10.25

Investor C
Net assets	$26,483,406	$40,679,365	$29,190,474	$16,349,498
Shares outstanding[1]	2,456,249	3,860,036	2,819,734	1,631,071
Net asset value	$10.78	$10.54	$10.35	$10.02

Class R
Net assets	$7,823,644	$13,717,023	$8,546,182	$5,583,684
Shares outstanding[1]	725,675	1,298,408	818,040	548,288
Net asset value	$10.78	$10.56	$10.45	$10.18

1Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	MARCH 31, 2012

Statements of Operations

Six Months Ended March 31, 2012 (Unaudited)	BlackRock Conservative Prepared Portfolio	BlackRock Moderate Prepared Portfolio	BlackRock Growth Prepared Portfolio	BlackRock Aggressive Growth Prepared Portfolio
Investment Income
Dividends – affiliated	$241,201	$491,878	$439,688	$244,318
Net investment income allocated from affiliated Master Portfolios:
Income	734,748	855,048	430,631	112,593
Expenses	(101,372)	(128,057)	(74,296)	(28,301)
Total income	874,577	1,218,869	796,023	328,610

Expenses
Service and distribution – class specific	164,708	263,290	190,134	105,339
Transfer agent – class specific	46,842	61,012	50,819	41,576
Professional	25,841	25,850	25,868	25,824
Registration	23,485	23,928	23,512	23,887
Administration	19,188	30,546	23,417	12,881
Accounting	10,640	10,640	10,640	7,981
Officer and Trustees	9,519	9,773	9,640	9,329
Printing	6,869	11,025	8,559	4,840
Administration – class specific	6,396	10,187	7,814	4,298
Custodian	6,370	6,370	6,364	6,376
Recoupment of past waived fees – class specific	45	–	–	–
Miscellaneous	6,086	6,359	6,278	5,995
Total expenses	325,989	458,980	363,045	248,326
Less administration fees waived	(19,188)	(30,546)	(23,417)	(12,881)
Less administration fees waived – class specific	(4,869)	(6,741)	(7,010)	(4,298)
Less transfer agent fees waived – class specific	(261)	(360)	(320)	(415)
Less transfer agent fees reimbursed – class specific	(16,094)	(16,558)	(20,302)	(29,087)
Less expenses reimbursed by advisor	(55,517)	(57,305)	(68,983)	(68,794)
Total expenses after fees waived and reimbursed	230,060	347,470	243,013	132,851
Net investment income	644,517	871,399	553,010	195,759

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments – affiliated	159,396	152,558	126,615	208,203
Capital gain distributions received from affiliated underlying funds	92,013	216,905	234,893	172,273
Allocation from affiliated Master Portfolios	174,025	424,230	413,527	282,465
	425,434	793,693	775,035	662,941

Net change in unrealized appreciation/depreciation on:
Investments – affiliated	2,607,268	6,274,024	6,228,239	4,058,363
Allocation from affiliated Master Portfolios	1,641,900	3,432,810	3,271,564	2,272,619
Financial futures contracts	–	–	–	(2,822)
	4,249,168	9,706,834	9,499,803	6,328,160
Total realized and unrealized gain	4,674,602	10,500,527	10,274,838	6,991,101
Net Increase in Net Assets Resulting from Operations	$5,319,119	$11,371,926	$10,827,848	$7,186,860

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	23

Statements of Changes in Net Assets

	BlackRock Conservative Prepared Portfolio		BlackRock Moderate Prepared Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011
Operations
Net investment income	$644,517	$1,102,997	$871,399	$1,377,749
Net realized gain	425,434	6,887,932	793,693	13,045,136
Net change in unrealized appreciation/depreciation	4,249,168	(7,454,615)	9,706,834	(13,535,143)
Net increase in net assets resulting from operations	5,319,119	536,314	11,371,926	887,742

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(48,233)	(39,099)	(46,588)	(33,290)
Investor A	(459,611)	(316,068)	(663,428)	(501,960)
Investor C	(451,246)	(387,529)	(607,964)	(577,147)
Class R	(170,917)	(157,306)	(282,030)	(287,612)
Net realized gain:
Institutional	(10,802)	–	–	–
Investor A	(115,859)	–	–	–
Investor C	(162,717)	–	–	–
Class R	(48,482)	–	–	–
Decrease in net assets resulting from dividends and distributions to shareholders	(1,467,867)	(900,002)	(1,600,010)	(1,400,009)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	5,576,707	2,065,092	2,160,373	(8,348,368)

Net Assets
Total increase (decrease) in net assets	9,427,959	1,701,404	11,932,289	(8,860,635)
Beginning of period	45,940,830	44,239,426	75,020,376	83,881,011
End of period	$55,368,789	$45,940,830	$86,952,665	$75,020,376
Undistributed net investment income	$610,527	$1,096,017	$757,083	$1,485,694

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	MARCH 31, 2012

	BlackRock Growth Prepared Portfolio		BlackRock Aggressive Growth Prepared Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011
Operations
Net investment income	$553,010	$587,468	$195,759	$79,663
Net realized gain	775,035	8,762,957	662,941	4,515,807
Net change in unrealized appreciation/depreciation	9,499,803	(9,585,916)	6,328,160	(5,543,925)
Net increase (decrease) in net assets resulting from operations	10,827,848	(235,491)	7,186,860	(948,455)

Dividends to Shareholders From
Net investment income:
Institutional	(65,506)	(50,080)	(23,990)	(18,061)
Investor A	(368,380)	(232,886)	(103,123)	(46,813)
Investor C	(192,461)	(151,402)	–	–
Class R	(104,595)	(93,122)	(30,936)	(30,558)
Decrease in net assets resulting from dividends to shareholders	(730,942)	(527,490)	(158,049)	(95,432)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(2,688,159)	(2,646,898)	(2,411,314)	(1,766,075)

Net Assets

Total increase (decrease) in net assets	7,408,747	(3,409,879)	4,617,497	(2,809,962)
Beginning of period	58,377,152	61,787,031	31,387,847	34,197,809
End of period	$65,785,899	$58,377,152	$36,005,344	$31,387,847
Undistributed net investment income	$639,047	$816,979	$222,104	$184,394

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	25

Financial Highlights	BlackRock Conservative Prepared Portfolio

	Institutional											Investor A
	Six Months Ended March 31, 2012		Year Ended September 30,							Period December 21, 2006[1] to September 30, 2007		Six Months Ended March 31, 2012		Year Ended September 30,							Period December 21, 2006[1] to September 30, 2007
	(Unaudited)		2011		2010		2009		2008			(Unaudited)		2011		2010		2009		2008
Share Operating Performance
Net asset value, beginning of period	$10.14		$10.19		$9.50		$9.24		$10.74	$10.00		$10.06		$10.12		$9.45		$9.20		$10.72	$10.00
Net investment income[2]	0.17		0.33		0.31		0.33		0.35	0.23		0.15		0.28		0.25		0.29		0.32	0.20
Net realized and unrealized gain (loss)	0.97		(0.10)		0.70		0.24		(1.54)	0.51		0.97		(0.10)		0.71		0.24		(1.54)	0.52
Net increase (decrease) from investment operations	1.14		0.23		1.01		0.57		(1.19)	0.74		1.12		0.18		0.96		0.53		(1.22)	0.72
Dividends and distributions from:
Net investment income	(0.31)		(0.28)		(0.32)		(0.21)		(0.23)	–		(0.27)		(0.24)		(0.29)		(0.18)		(0.22)	–
Net realized gain	(0.07)		–		–		(0.10)		(0.08)	–		(0.07)		–		–		(0.10)		(0.08)	–
Total dividends and distributions	(0.38)		(0.28)		(0.32)		(0.31)		(0.31)	–		(0.34)		(0.24)		(0.29)		(0.28)		(0.30)	–
Net asset value, end of period	$10.90		$10.14		$10.19		$9.50		$9.24	$10.74		$10.84		$10.06		$10.12		$9.45		$9.20	$10.72

Total Investment Return[3]
Based on net asset value	11.46%	[4]	2.15%	[5]	10.85%		6.85%		(11.43)%	7.40%	[4]	11.39%	[4]	1.71%[5]		10.31%		6.41%		(11.76)%	7.20%	[4]

Ratios to Average Net Assets
Total expenses	0.92%	[6,7]	0.77%	[8]	0.53%	[9]	0.64%	[10]	0.68% [11]	15.06%	[7,11]	1.23%	[6,7]	1.10%	[8]	0.91%	[9]	1.01%	[10]	1.10% [11]	4.95%	[7,11]
Total expenses excluding recoupment of past waived fees.	0.92%	[6,7]	0.77%	[8]	0.53%	[9]	0.64%	[10]	0.68% [11]	15.06%	[7,11]	1.23%	[6,7]	1.10%	[8]	0.91%	[9]	1.01%	[10]	1.10% [11]	4.95%	[7,11]
Total expenses after fees waived, reimbursed and paid indirectly	0.53%	[6,7]	0.40%	[8]	0.13%	[9]	0.13%	[10]	0.13% [11]	0.13%	[7,11]	0.93%	[6,7]	0.78%	[8]	0.53%	[9]	0.52%	[10]	0.51% [11]	0.44%	[7,11]
Net investment income	3.30%	[6,7]	3.11%	[8]	3.14%	[9]	3.94%	[10]	3.38% [11]	2.88%	[7,11]	2.87%	[6,7]	2.67%	[8]	2.62%	[9]	3.45%	[10]	3.08% [11]	2.53%	[7,11]

Supplemental Data
Net assets, end of period (000)	$1,378		$1,399		$1,423		$1,352		$835	$378		$19,683		$14,922		$12,279		$9,657		$7,416	$1,646
Portfolio turnover	32%		144%		49%		80%		46%	9%		32%		144%		49%		80%		46%	9%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been 1.65% and 1.41% for the Institutional and Investor A Shares, respectively.

[6]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.28%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]	Annualized.
[8]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.42%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.81%
[10]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.65%.
[11]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	MARCH 31, 2012

Financial Highlights (concluded)	BlackRock Conservative Prepared Portfolio

	Investor C											Class R
	Six Months Ended March 31, 2012		Year Ended September 30,							Period December 21, 2006[1] to September 30, 2007		Six Months Ended March 31, 2012		Year Ended September 30,							Period December 21, 2006[1] to September 30, 2007
	(Unaudited)		2011		2010		2009		2008			(Unaudited)		2011		2010		2009		2008
Per Share Operating Performance
Net asset value, beginning of period	$ 9.97		$ 10.03		$ 9.37		$ 9.11		$ 10.66	$ 10.00		$ 10.00		$ 10.05		$ 9.40		$ 9.16		$ 10.70	$ 10.00
Net investment income[2]	0.11		0.21		0.19		0.22		0.23	0.15		0.14		0.26		0.23		0.27		0.27	0.21
Net realized and unrealized gain (loss)	0.96		(0.10)		0.70		0.25		(1.52)	0.51		0.95		(0.09)		0.69		0.24		(1.52)	0.49
Net increase (decrease) from investment operations	1.07		0.11		0.89		0.47		(1.29)	0.66		1.09		0.17		0.92		0.51		(1.25)	0.70
Dividends and distributions from:
Net investment income	(0.19)		(0.17)		(0.23)		(0.11)		(0.18)	–		(0.24)		(0.22)		(0.27)		(0.17)		(0.21)	–
Net realized gain	(0.07)		–		–		(0.10)		(0.08)	–		(0.07)		–		–		(0.10)		(0.08)	–
Total dividends and distributions	(0.26)		(0.17)		(0.23)		(0.21)		(0.26)	–		(0.31)		(0.22)		(0.27)		(0.27)		(0.29)	–
Net asset value, end of period	$ 10.78		$ 9.97		$ 10.03		$ 9.37		$ 9.11	$ 10.66		$ 10.78		$ 10.00		$ 10.05		$ 9.40		$ 9.16	$ 10.70

Total Investment Return[3]
Based on net asset value	10.91%	[4]	0.99%[5]		9.61%		5.64%		(12.48)%	6.60%[4]		11.13%	[4]	1.62%	[5]	10.02%		6.17%		(12.04)%	7.00%[4]

Ratios to Average Net Assets
Total expenses	2.03%	[6,7]	1.90%	[8]	1.69%	[9]	1.80%	[10]	1.70% [11]	3.96%	[7,11]	1.64%	[6,7]	1.51%	[8]	1.33%	[9]	1.50%	[10]	1.33% [11]	15.25%	[7,11]
Total expenses after fees waived, reimbursed and paid indirectly	1.65%	[6,7]	1.52%	[8]	1.25%	[9]	1.25%	[10]	1.23% [11]	1.18%	[7,11]	1.14%	[6,7]	1.01%	[8]	0.74%	[9]	0.74%	[10]	0.73% [11]	0.68%	[7,11]
Net investment income	2.18%	[6,7]	1.97%	[8]	1.93%	[9]	2.69%	[10]	2.26% [11]	1.91%	[7,11]	2.69%	[6,7]	2.47%	[8]	2.36%	[9]	3.30%	[10]	2.66% [11]	2.61%	[7,11]

Supplemental Data
Net assets, end of period (000)	$ 26,483		$ 22,824		$ 23,786		$ 20,403		$ 17,299	$ 11,051		$ 7,824		$ 7,464		$ 6,751		$ 4,432		$ 3,265	$ 833
Portfolio turnover	32%		144%		49%		80%		46%	9%		32%		144%		49%		80%		46%	9%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been 0.59% and 1.21% for the Investor C and Class R Shares, respectively.

[6]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.28%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]	Annualized.
[8]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.42%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.81%
[10]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.65%.
[11]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	27

Financial Highlights	BlackRock Moderate Prepared Portfolio

	Institutional											Investor A
	Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30,							Period December 21, 2006[1] to September 30, 2007		Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30,							Period December 21, 2006[1] to September 30, 2007
			2011		2010		2009		2008					2011		2010		2009		2008
Per Share Operating Performance
Net asset value, beginning of period	$ 9.48		$ 9.62		$ 8.94		$ 9.00		$ 11.02	$ 10.00		$ 9.43		$ 9.56		$ 8.90		$ 8.96		$ 11.00	$ 10.00
Net investment income[2]	0.14		0.24		0.18		0.22		0.24	0.17		0.13		0.20		0.18		0.18		0.22	0.14
Net realized and unrealized gain (loss)	1.31		(0.14)		0.71		0.06		(1.90)	0.85		1.29		(0.13)		0.65		0.08		(1.91)	0.86
Net increase (decrease) from investment operations	1.45		0.10		0.89		0.28		(1.66)	1.02		1.42		0.07		0.83		0.26		(1.69)	1.00
Dividends and distributions from:
Net investment income	(0.28)		(0.24)		(0.21)		(0.15)		(0.22)	–		(0.24)		(0.20)		(0.17)		(0.13)		(0.21)	–
Net realized gain	–		–		–		(0.19)		(0.14)	–		–		–		–		(0.19)		(0.14)	–
Total dividends and distributions	(0.28)		(0.24)		(0.21)		(0.34)		(0.36)	–		(0.24)		(0.20)		(0.17)		(0.32)		(0.35)	–
Net asset value, end of period	$ 10.65		$ 9.48		$ 9.62		$ 8.94		$ 9.00	$ 11.02		$ 10.61		$ 9.43		$ 9.56		$ 8.90		$ 8.96	$ 11.00

Total Investment Return[3]
Based on net asset value	15.54%	[4]	0.85%[5]		10.02%		4.04%		(15.53)%	10.20%[4]		15.30%	[4]	0.59%	[5]	9.47%		3.71%		(15.86)%	10.00%[4]

Ratios to Average Net Assets
Total expenses	0.74%	[6,7]	0.64%	[8]	0.47%	[9]	0.49%	[10]	0.50% [11]	3.33%	[7,11]	1.00%	[6,7]	0.89%	[8]	0.68%	[9]	0.76%	[10]	0.78% [11]	2.01%	[7,11]
Total expenses excluding recoupment of past waived fees	0.74%	[6,7]	0.64%	[8]	0.47%	[9]	0.49%	[10]	0.50% [11]	3.33%	[7,11]	1.00%	[7,8]	0.89%	[8]	0.68%	[9]	0.75%	[10]	0.78% [11]	2.01%	[7,11]
Total expenses after fees waived, reimbursed and paid indirectly	0.40%	[6,7]	0.31%	[8]	0.09%	[9]	0.09%	[10]	0.09% [11]	0.09%	[7,11]	0.79%	[6,7]	0.69%	[8]	0.48%	[9]	0.48%	[10]	0.48% [11]	0.41%	[7,11]
Net investment income	2.84%	[6,7]	2.34%	[8]	1.92%	[9]	2.85%	[10]	2.36% [11]	2.06%	[7,11]	2.49%	[6,7]	1.95%	[8]	1.91%	[9]	2.36%	[10]	2.16% [11]	1.73%	[7,11]

Supplemental Data
Net assets, end of period (000)	$ 1,951		$ 1,336		$ 1,445		$ 1,327		$ 1,501	$ 1,702		$ 30,605		$ 24,336		$ 24,668		$22,657		$ 17,506	$ 6,382
Portfolio turnover	27%		147%		50%		62%		34%	11%		27%		147%		50%		62%		34%	11%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been 0.53% and 0.27% for the Institutional and Investor A Shares, respectively.

[6]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.39%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]	Annualized.
[8]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.50%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.84%
[10]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.75%.
[11]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	MARCH 31, 2012

Financial Highlights (concluded)	BlackRock Moderate Prepared Portfolio

	Investor C									Class R
	Six Months Ended March 31, 2012	Year Ended September 30,						Period December 21, 2006[1] to September 30,		Six Months Ended March 31, 2012		Year Ended September 30,							Period December 21, 2006[1] to September 30,
	(Unaudited)	2011		2010	2009		2008	2007		(Unaudited)		2011		2010		2009		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$ 9.32	$ 9.46		$ 8.81	$ 8.88		$ 10.93	$ 10.00		$ 9.38		$ 9.51		$ 8.86		$ 8.93		$ 10.97	$ 10.00
Net investment income[2]	0.09	0.12		0.11	0.13		0.14	0.08		0.12		0.18		0.17		0.17		0.20	0.15
Net realized and unrealized gain (loss)	1.29	(0.13)		0.66	0.06		(1.89)	0.85		1.28		(0.12)		0.65		0.08		(1.89)	0.82
Net increase (decrease) from investment operations	1.38	(0.01)		0.77	0.19		(1.75)	0.93		1.40		0.06		0.82		0.25		(1.69)	0.97
Dividends and distributions from:
Net investment income	(0.16)	(0.13)		(0.12)	(0.07)		(0.16)	–		(0.22)		(0.19)		(0.17)		(0.13)		(0.21)	–
Net realized gain	–	–		–	(0.19)		(0.14)	–		–		–		–		(0.19)		(0.14)	–
Total dividends and distributions	(0.16)	(0.13)		(0.12)	(0.26)		(0.30)	–		(0.22)		(0.19)		(0.17)		(0.32)		(0.35)	–
Net asset value, end of period	$ 10.54	$ 9.32		$ 9.46	$ 8.81		$ 8.88	$ 10.93		$ 10.56		$ 9.38		$ 9.51		$ 8.86		$ 8.93	$ 10.97

Total Investment Return[3]
Based on net asset value	14.89% [4]	(0.23)%	[5]	8.76%	2.83%		(16.42)%	9.30%	[4]	15.11%	[4]	0.54%	[5]	9.34%		3.63%		(15.93)%	9.70%	[4]

Ratios to Average Net Assets
Total expenses	1.82% [6,7]	1.68%	[8]	1.48%[9]	1.57%	[10]	1.49% [11]	2.28%	[7,11]	1.32%	[6,7]	1.19%	[8]	1.01%	[9]	1.10%	[10]	1.05% [11]	5.23%	[7,11]
Total expenses after fees waived, reimbursed and paid indirectly	1.55% [6,7]	1.46%	[8]	1.24%[9]	1.24%	[10]	1.20% [11]	1.15%	[7,11]	0.90%	[6,7]	0.81%	[8]	0.59%	[9]	0.59%	[10]	0.59% [11]	0.59%	[7,11]
Net investment income	1.77% [6,7]	1.22%	[8]	1.17%[9]	1.68%	[10]	1.41% [11]	1.01%	[7,11]	2.41%	[6,7]	1.81%	[8]	1.84%	[9]	2.20%	[10]	1.95% [11]	1.80%	[7,11]

Supplemental Data
Net assets, end of period (000)	$ 40,679	$ 36,963		$ 44,195	$ 37,646		$ 37,472	$ 29,971		$ 13,717		$ 12,385		$ 13,573		$ 10,028		$ 6,439	$ 3,663
Portfolio turnover	27%	147%		50%	62%		34%	11%		27%		147%		50%		62%		34%	11%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been (0.55)% and 0.21% for the Investor C and Class R Shares, respectively.

[6]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.39%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]	Annualized.
[8]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.50%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.84%
[10]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.75%.
[11]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	29

Financial Highlights	BlackRock Growth Prepared Portfolio

	Institutional											Investor A
	Six Months Ended March 31, 2012		Year Ended September 30,							Period December 21, 2006[1] to September 30, 2007		Six Months Ended March 31, 2012		Year Ended September 30,							Period December 21, 2006[1] to September 30, 2007
	(Unaudited)		2011		2010		2009		2008			(Unaudited)		2011		2010		2009		2008
Per Share Operating Performance
Net asset value, beginning of period	$9.04		$9.19		$8.53		$8.74		$11.32	$10.00		$8.95		$9.10		$8.45		$8.70		$11.29	$10.00
Net investment income[2]	0.14		0.16		0.15		0.13		0.16	0.10		0.10		0.12		0.11		0.09		0.11	0.07
Net realized and unrealized gain (loss)	1.61		(0.17)		0.62		(0.10)		(2.23)	1.22		1.62		(0.16)		0.62		(0.10)		(2.20)	1.22
Net increase (decrease) from investment operations	1.75		(0.01)		0.77		0.03		(2.07)	1.32		1.72		(0.04)		0.73		(0.01)		(2.09)	1.29
Dividends and distributions from:
Net investment income	(0.19)		(0.14)		(0.11)		–		(0.27)	–		(0.16)		(0.11)		(0.08)		–		(0.25)	–
Net realized gain	–		–		–		(0.24)		(0.24)	–		–		–		–		(0.24)		(0.25)	–
Total dividends and distributions	(0.19)		(0.14)		(0.11)		(0.24)		(0.51)	–		(0.16)		(0.11)		(0.08)		(0.24)		(0.50)	–
Net asset value, end of period	$10.60		$9.04		$9.19		$8.53		$8.74	$11.32		$10.51		$8.95		$9.10		$8.45		$8.70	$11.29

Total Investment Return[3]
Based on net asset value	19.57%	[4]	(0.21)%	[5]	9.00%		1.01%		(19.08)%	13.20%	[4]	19.35%	[4]	(0.54)%	[5]	8.72%		0.55%		(19.36)%	12.90%	[4]

Ratios to Average Net Assets
Total expenses	0.76%	[6,7]	0.61%	[8]	0.47%	[9]	0.50%	[10]	0.41% [11]	1.80%	[7,11]	1.00%	[6,7]	0.92%	[8]	0.75%	[9]	0.80%	[10]	0.72% [11]	1.69%	[7,11]
Total expenses excluding recoupment of past waived fees	0.76%	[6,7]	0.61%	[8]	0.47%	[9]	0.50%	[10]	0.41% [11]	1.80%	[7,11]	1.00%	[6,7]	0.90%	[8]	0.74%	[9]	0.79%	[10]	0.72% [11]	1.69%	[7,11]
Total expenses after fees waived, reimbursed and paid indirectly	0.31%	[6,7]	0.24%	[8]	0.07%	[9]	0.07%	[10]	0.07% [11]	0.07%	[7,11]	0.69%	[6,7]	0.61%	[8]	0.45%	[9]	0.45%	[10]	0.43% [11]	0.38%	[7,11]
Net investment income	2.78%	[6,7]	1.56%	[8]	1.74%	[9]	1.77%	[10]	1.52% [11]	1.17%	[7,11]	2.07%	[6,7]	1.21%	[8]	1.25%	[9]	1.25%	[10]	1.12% [11]	0.89%	[7,11]

Supplemental Data
Net assets, end of period (000)	$2,321		$3,178		$3,321		$4,148		$7,703	$9,179		$25,728		$20,879		$18,737		$17,136		$16,927	$9,743
Portfolio turnover	22%		150%		46%		55%		36%	0%		22%		150%		46%		55%		36%	0%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been (0.43)% and (0.76)% for the Institutional and Investor A Shares, respectively.

[6]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.50%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]	Annualized.
[8]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.59%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.87%
[10]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.85%.
[11]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	MARCH 31, 2012

Financial Highlights (concluded)	BlackRock Growth Prepared Portfolio

	Investor C						Class R
	Six Months Ended March 31, 2012	Year Ended September 30,				Period December 21, 2006[1] to September 30,	Six Months Ended March 31, 2012	Year Ended September 30,				Period December 21, 2006[1] to September 30,
	(Unaudited)	2011	2010	2009	2008	2007	(Unaudited)	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$ 8.77	$ 8.92	$ 8.31	$ 8.62	$ 11.23	$ 10.00	$ 8.88	$ 9.03	$ 8.41	$ 8.67	$ 11.27	$ 10.00
Net investment income[2]	0.07	0.05	0.05	0.04	0.05	0.01	0.09	0.10	0.08	0.06	0.08	0.05
Net realized and unrealized gain (loss)	1.58	(0.16)	0.62	(0.11)	(2.21)	1.22	1.61	(0.15)	0.62	(0.08)	(2.19)	1.22
Net increase (decrease) from investment operations	1.65	(0.11)	0.67	(0.07)	(2.16)	1.23	1.70	(0.05)	0.70	(0.02)	(2.11)	1.27
Dividends and distributions from:
Net investment income	(0.07)	(0.04)	(0.06)	–	(0.20)	–	(0.13)	(0.10)	(0.08)	–	(0.25)	–
Net realized gain	–	–	–	(0.24)	(0.25)	–	–	–	–	(0.24)	(0.24)	–
Total dividends and distributions	(0.07)	(0.04)	(0.06)	(0.24)	(0.45)	–	(0.13)	(0.10)	(0.08)	(0.24)	(0.49)	–
Net asset value, end of period	$ 10.35	$ 8.77	$ 8.92	$ 8.31	$ 8.62	$ 11.23	$ 10.45	$ 8.88	$ 9.03	$ 8.41	$ 8.67	$ 11.27

Total Investment Return[3]
Based on net asset value	18.86%[4]	(1.24)%[5]	7.92%	(0.16)%	(19.99)%	12.30%[4]	19.24%[4]	(0.64)%[5]	8.36%	0.43%	(19.59)%	12.70%[4]

Ratios to Average Net Assets
Total expenses.	1.82%[6,7]	1.70%[8]	1.57%[9]	1.65%[10]	1.48%[11]	2.21%[7,11]	1.31%[6,7]	1.18%[8]	1.06%[9]	1.19%[10]	1.02%[11]	6.87%[7,11]
Total expenses after fees waived, reimbursed and paid indirectly	1.41%[6,7]	1.34%[8]	1.17%[9]	1.17%[10]	1.17%[11]	1.11%[7,11]	0.86%[6,7]	0.79%[8]	0.62%[9]	0.62%[10]	0.62%[11]	0.60%[7,11]
Net investment income	1.38%[6,7]	0.52%[8]	0.55%[9]	0.57%[10]	0.49%[11]	0.12%[7,11]	1.92%[6,7]	1.03%[8]	0.92%[9]	0.87%[10]	0.79%[11]	0.65%[7,11]

Supplemental Data
Net assets, end of period (000)	$ 29,190	$ 26,464	$ 31,253	$ 29,994	$ 32,689	$ 32,408	$ 8,546	$ 7,856	$ 8,476	$ 5,297	$ 3,277	$ 2,433
Portfolio turnover	22%	150%	46%	55%	36%	0%	22%	150%	46%	55%	36%	0%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been (1.57)% and (0.86)% for the Investor C and Class R Shares, respectively.

[6]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.50%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]	Annualized.
[8]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.59%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.87%
[10]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.85%.
[11]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	31

Financial Highlights	BlackRock Aggressive Growth Prepared Portfolio

	Institutional						Investor A
	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30,				Period December 21, 2006[1] to September 30, 2007	Six Months Ended March 31, 2012	Year Ended September 30,				Period December 21, 2006[1] to September 30, 2007
		2011	2010	2009	2008		(Unaudited)	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$ 8.45	$8.74	$8.06	$8.57	$11.55	$10.00	$8.35	$8.65	$8.00	$8.53	$11.52	$10.00
Net investment income (loss)[2]	0.09	0.09	0.07	0.05	0.07	0.01	0.07	0.05	0.07	0.01	0.03	(0.01)
Net realized and unrealized gain (loss)	1.93	(0.30)	0.61	(0.31)	(2.59)	1.54	1.91	(0.30)	0.58	(0.29)	(2.58)	1.53
Net increase (decrease) from investment operations	2.02	(0.21)	0.68	(0.26)	(2.52)	1.55	1.98	(0.25)	0.65	(0.28)	(2.55)	1.52
Dividends and distributions from:
Net investment income	(0.11)	(0.08)	–	–	(0.15)	–	(0.08)	(0.05)	–	–	(0.14)	–
Net realized gain	–	–	–	(0.25)	(0.31)	–	–	–	–	(0.25)	(0.30)	–
Total dividends and distributions	(0.11)	(0.08)	–	(0.25)	(0.46)	–	(0.08)	(0.05)	–	(0.25)	(0.44)	–
Net asset value, end of period	$ 10.36	$8.45	$8.74	$8.06	$8.57	$11.55	$10.25	$8.35	$8.65	$8.00	$8.53	$11.52

Total Investment Return[3]
Based on net asset value	24.09%[4]	(2.55)%[5]	8.44%	(2.22)%	(22.69)%	15.50%[4]	23.88%[4]	(3.00)%[5]	8.13%	(2.48)%	(22.96)%	15.20%[4]

Ratios to Average Net Assets
Total expenses	0.93%[6,7]	0.77%[8]	0.72%[9]	0.79%[10]	0.65%[11]	2.80%[7,11]	1.18%[6,7]	1.07%[8]	1.00%[9]	1.15%[10]	0.99%[11]	3.51%[7,11]
Total expenses after fees waived, reimbursed and paid indirectly	0.25%[6,7]	0.21%[8]	0.09%[9]	0.09%[10]	0.09%[11]	0.09%[7,11]	0.59%[6,7]	0.55%[8]	0.43%[9]	0.42%[10]	0.43%[11]	0.39%[7,11]
Net investment income (loss)	1.86%[6,7]	0.91%[8]	0.79%[9]	0.69%[10]	0.71%[11]	0.14%[7,11]	1.49%[6,7]	0.54%[8]	0.79%[9]	0.20%[10]	0.26%[11]	(0.14)%[7,11]

Supplemental Data
Net assets, end of period (000)	$ 2,018	$2,082	$2,112	$2,566	$3,484	$4,346	$12,054	$10,287	$8,512	$9,328	$6,894	$2,773
Portfolio turnover	17%	117%	46%	55%	20%	7%	17%	117%	46%	55%	20%	7%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been (2.67)% and (3.11)% for the Institutional and Investor A Shares, respectively.

[6]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.59%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]	Annualized.

[8]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.67%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.89%

[10]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.94%.

[11]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	MARCH 31, 2012

Financial Highlights (concluded)	BlackRock Aggressive Growth Prepared Portfolio

	Investor C						Class R
	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30,				Period December 21, 2006[1] to September 30, 2007	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30,				Period December 21, 2006[1] to September 30, 2007
		2011	2010	2009	2008			2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$ 8.12	$ 8.43	$ 7.86	$ 8.45	$ 11.45	$ 10.00	$ 8.29	$ 8.58	$ 7.95	$ 8.50	$ 11.49	$ 10.00

Net investment income (loss)[2]	0.03	(0.01)	(0.01)	(0.03)	(0.05)	(0.07)	0.06	0.04	0.03	0.00[3]	(0.01)	(0.04)
Net realized and unrealized gain (loss)	1.87	(0.30)	0.58	(0.31)	(2.55)	1.52	1.88	(0.29)	0.60	(0.30)	(2.54)	1.53

Net increase (decrease) from investment operations	1.90	(0.31)	0.57	(0.34)	(2.60)	1.45	1.94	(0.25)	0.63	(0.30)	(2.55)	1.49

Dividends and distributions from:
Net investment income	–	–	–	–	(0.10)	–	(0.05)	(0.04)	–	–	(0.13)	–
Net realized gain	–	–	–	(0.25)	(0.30)	–	–	–	–	(0.25)	(0.31)	–

Total dividends and distributions	–	–	–	(0.25)	(0.40)	–	(0.05)	(0.04)	–	(0.25)	(0.44)	–

Net asset value, end of period	$ 10.02	$ 8.12	$ 8.43	$ 7.86	$ 8.45	$ 11.45	$ 10.18	$ 8.29	$ 8.58	$ 7.95	$ 8.50	$ 11.49

Total Investment Return[4]
Based on net asset value	23.25%[5]	(3.68)%[6]	7.25%	(3.24)%	(23.48)%	14.50%[5]	23.53%[5]	(2.93)%[6]	7.92%	(2.73)%	(23.13)%	14.90%[5]

Ratios to Average Net Assets
Total expenses	2.05%[7,8]	1.91%[9]	1.86%[10]	1.99%[11]	1.72%[12]	3.27%[8,12]	1.51%[7,8]	1.39%[9]	1.35%[10]	1.51%[11]	1.31%[12]	12.51%[8,12]

Total expenses after fees waived, reimbursed and paid indirectly	1.34%[7,8]	1.30%[9]	1.18%[10]	1.18%[11]	1.18%[12]	1.13%[8,12]	0.75%[7,8]	0.71%[9]	0.59%[10]	0.59%[11]	0.59%[12]	0.59%[8,12]

Net investment income (loss)	0.73%[7,8]	(0.14%)[9]	(0.10)%[10]	(0.46)%[11]	(0.47)%[12]	(0.81)%[8,12]	1.31%[7,8]	0.41%[9]	0.41%[10]	0.02%[11]	(0.13)%[12]	(0.50)%[8,12]

Supplemental Data
Net assets, end of period (000)	$ 16,349	$ 14,245	$ 18,051	$ 16,047	$ 16,762	$ 13,384	$ 5,584	$ 4,774	$ 5,523	$ 3,073	$ 1,990	$ 1,102

Portfolio turnover	17%	117%	46%	55%	20%	7%	17%	117%	46%	55%	20%	7%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Less than $0.01 per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]

Includes payment received from affiliate, which impacted the Fund’s total return. Not including the payment from affiliate, the Fund’s total return would have been (3.80)% and (3.16)% for the Investor C and Class R Shares, respectively.

[7]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.59%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[8]	Annualized.
[9]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.67%, although the ratio does include the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[10]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.89%
[11]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.94%.
[12]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.

See Notes to Financial Statements.

BLACKROCK FUNDS II	MARCH 31, 2012	33

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Conservative Prepared Portfolio (“Conservative Prepared”), BlackRock Moderate Prepared Portfolio (“Moderate Prepared”), BlackRock Growth Prepared Portfolio (“Growth Prepared”) and BlackRock Aggressive Growth Prepared Portfolio (“Aggressive Growth Prepared”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. The Funds are classified as non-diversified. The Funds generally will invest in other registered investment companies (each an “Underlying Fund” and collectively the “Underlying Funds”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates and affiliates of the Funds. The Funds may also invest in Master Portfolios that are managed by subsidiaries of BlackRock (the “Master Portfolios”). As of March 31, 2012, Conservative Prepared’s investment in the Master Total Return Portfolio of Master Bond LLC (the “Master Total Return Portfolio”) was 51.1% of net assets. The financial statements of the Master Total Return Portfolio, including the Schedule of Investments, should be read in conjunction with Conservative Prepared’s financial statements. The Master Total Return Portfolio’s financial statements are available, without charge, upon request by calling (800) 441-7762. By owning shares of the Underlying Funds and investing in the Master Portfolios, each of the Funds indirectly invest, to varying degrees, in securities of US and non-US companies, including small and medium sized companies, and in fixed income securities. Equity funds may also include funds that invest in real estate related and other similar securities. Fixed income funds may include funds that invest in domestic and non-US bonds, US Government securities, high yield (or junk) bonds, and cash or money market instruments. In addition, the Underlying Funds and Master Portfolios may invest in derivatives. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value. The market value of the Funds’ investments in the Underlying Funds is based on the published NAV of each Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. The Funds record their proportionate investment in the Master Portfolios at fair value which is ordinarily based upon their pro rata ownership in the net assets of the Master Portfolios. Financial futures contracts traded on exchanges are valued at their last sale price.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board of Trustees of the Trust (the “Board”) as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds record their proportionate share of the Master Portfolios’ income, expenses and realized and unrealized gains and losses. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. In addition to the direct expenses borne by the shareholders of the Funds, the shareholders also bear indirectly a proportionate share of the expenses of the Underlying Funds in which the Funds invest. Capital gain distributions from the Underlying Funds are recorded as realized gains.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

34	BLACKROCK FUNDS II	MARCH 31, 2012

Notes to Financial Statements (continued)

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four years ended September 30, 2011. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed as well as disclosure of the level in the fair value hierarchy of assets and liabilities not recorded at fair value but where fair value is disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

In December 2011, the FASB issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Aggressive Growth Prepared engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge, or protect, its exposure to equity risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Instruments as of March 31, 2012
Liability Derivatives
	Statements of Assets and Liabilities Location	Aggressive Growth Prepared
Equity contracts	Net unrealized appreciation/ depreciation[1]	$2,822

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Net Change in Unrealized Appreciation/Depreciation on
Aggressive Growth Prepared
Equity contracts: Financial futures contracts.	$(2,822)

BLACKROCK FUNDS II	MARCH 31, 2012	35

Notes to Financial Statements (continued)

For the six months ended March 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Aggressive Growth Prepared
Financial futures contracts:
Average number of contracts purchased	13
Average notional value of contracts purchased	$877,000

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager does not receive any management fees from the Funds for its investment advisory services.

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of average daily net assets is as follows:

	Share Classes
	Institutional	Investor A	Investor C	Class R
Conservative Prepared	1.13%	1.53%	2.25%	1.74%
Moderate Prepared	1.09%	1.51%	2.24%	1.59%
Growth Prepared	1.07%	1.45%	2.17%	1.62%
Aggressive Growth Prepared	1.09%	1.43%	2.18%	1.59%

This agreement is perpetual and has no effective termination date unless approved by the Board, including a majority of the Independent Trustees.

In addition, the Manager has also contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of average daily net assets is as follows:

	Share Classes
	Institutional	Investor A	Investor C	Class R
Conservative Prepared	0.13%	0.53%	1.25%	0.74%
Moderate Prepared	0.09%	0.51%	1.24%	0.59%
Growth Prepared	0.07%	0.45%	1.17%	0.62%
Aggressive Growth Prepared	0.09%	0.43%	1.18%	0.59%

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2013 unless approved by the Board, including a majority of the Independent Trustees. These amounts are included in administration fees waived and shown as administration fees waived – class specific, transfer agent fees waived –

class specific, transfer agent fees reimbursed – class specific and expenses reimbursed by advisor, respectively, in the Statements of Operations. For the six months ended March 31, 2012, the amounts included in administration fees waived were as follows:

Conservative Prepared	$19,188
Moderate Prepared	$30,546
Growth Prepared	$23,417
Aggressive Growth Prepared	$12,881

Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived			Share Classes
	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$174	$ 668	$3,111	$916	$4,869
Moderate Prepared	$210	–	$4,910	$1,621	$6,741
Growth Prepared	$351	$2,123	$3,507	$1,029	$7,010
Aggressive Growth Prepared	$252	$1,438	$1,940	$668	$4,298

Transfer Agent Fees Waived			Share Classes
	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$10	$ 5	$208	$38	$261
Moderate Prepared	$12	–	$282	$66	$360
Growth Prepared	$25	$ 14	$242	$39	$320
Aggressive Growth Prepared	$25	$198	$158	$34	$415

Transfer Agent Fees Reimbursed			Share Classes
	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$ 506	$ 84	$ 8,544	$ 6,960	$ 16,094
Moderate Prepared	$ 756	–	$ 4,522	$ 11,280	$ 16,558
Growth Prepared	$ 1,787	$ 315	$ 12,987	$ 5,213	$ 20,302
Aggressive Growth Prepared	$ 1,717	$ 4,865	$ 15,616	$ 6,889	$ 29,087

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

36	BLACKROCK FUNDS II	MARCH 31, 2012

Notes to Financial Statements (continued)

For the six months ended March 31, 2012, the Manager recouped the following waivers previously recorded by the Funds:

Recoupment of Past Waived Fees
Share Classes	Conservative Prepared
Investor A	$45

On March 31, 2012, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2012	2013	2014
Conservative Prepared	$180,956	$186,261	$95,929
Moderate Prepared	$214,174	$215,824	$111,510
Growth Prepared	$221,728	$235,189	$120,031
Aggressive Growth Prepared	$220,349	$223,035	$115,475

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	–
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensate BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor C and Class R shareholders.

For the six months ended March 31, 2012, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

Service and Distribution Fees		Share Classes
	Investor A	Investor C	Class R	Total
Conservative Prepared	$21,947	$124,439	$18,322	$164,708
Moderate Prepared	$34,463	$196,405	$32,422	$263,290
Growth Prepared	$29,256	$140,291	$20,587	$190,134
Aggressive Growth Prepared	$14,382	$ 77,593	$13,364	$105,339

For the six months ended March 31, 2012, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Conservative Prepared	$4,254
Moderate Prepared	$3,185
Growth Prepared	$1,062
Aggressive Growth Prepared	$ 404

For the six months ended March 31, 2012, affiliates received the following CDSCs relating to transactions in Investor C Shares as follows:

Investor C
Conservative Prepared	$1,474
Moderate Prepared	$ 560
Growth Prepared	$ 592
Aggressive Growth Prepared	$1,597

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2012, Aggressive Growth Prepared paid $27 to affiliates in return for these services, which are included in transfer agent – class specific in the Statements of Operations.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended March 31, 2012, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statements of Operations:

Share Classes	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$10	$208	$208	$38	$464
Moderate Prepared	$12	$199	$282	$66	$559
Growth Prepared	$24	$201	$242	$39	$506
Aggressive Growth Prepared	$24	$198	$158	$34	$414

For the six months ended March 31, 2012, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

Transfer Agent Fees		Share Classes
	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$ 517	$11,705	$23,593	$11,027	$46,842
Moderate Prepared	$ 770	$14,898	$33,994	$11,350	$61,012
Growth Prepared	$1,812	$14,722	$26,991	$ 7,294	$50,819
Aggressive Growth Prepared	$1,743	$10,216	$22,689	$ 6,928	$41,576

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of the average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of the average daily net

BLACKROCK FUNDS II	MARCH 31, 2012	37

Notes to Financial Statements (continued)

assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived – class specific in the Statements of Operations. For the six months ended March 31, 2012, the following table shows the administration fees – class specific borne directly by each class of each Fund:

Administration Fees – Class Specific
Share Classes	Institutional	Investor A	Investor C	Class R	Total
Conservative Prepared	$174	$2,195	$3,111	$ 916	$ 6,396
Moderate Prepared	$210	$3,446	$4,910	$1,621	$10,187
Growth Prepared	$352	$2,926	$3,507	$1,029	$7,814
Aggressive Growth Prepared	$252	$1,438	$1,940	$668	$4,298

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2012, were as follows:

	Purchases	Sales
Conservative Prepared	$17,739,640	$16,356,080
Moderate Prepared	$21,600,767	$26,441,294
Growth Prepared	$13,436,186	$20,146,572
Aggressive Growth Prepared	$ 5,955,160	$10,331,824

5. Income Tax Information:

As of September 30 2011, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires September 30,	Moderate Prepared	Growth Prepared	Aggressive Growth Prepared
2017	$1,086,852	$4,203,034	$1,419,054
2018	3,165,402	3,985,452	1,745,566
2019	–	2,752,753	2,324,746
Total	$4,252,254	$10,941,239	$5,489,366

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after September 30, 2011 will not be subject to expiration. In addition, any such losses must be utilized prior to the losses incurred in pre-enactment taxable years.

As of March 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	Conservative Prepared	Moderate Prepared	Growth Prepared	Aggressive Growth Prepared
Tax cost	$ 52,439,689	$ 79,493,252	$ 58,918,952	$ 31,586,493
Gross unrealized appreciation	$ 5,391,251	$ 11,081,200	$ 9,761,085	$ 5,953,038
Gross unrealized depreciation	(2,089,437)	(3,533,527)	(2,805,729)	(1,599,495)
Net unrealized appreciation	$ 3,301,814	$ 7,547,673	$ 6,955,356	$ 4,353,543

6. Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010 to November 2011, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2010. The credit agreement, which expired in November 2011, was renewed until November 2012. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds’ based on their net assets as of October 31, 2011. The Funds did not borrow under the credit agreement during the six months ended March 31, 2012.

7. Market and Credit Risk:

In the normal course of business, through their investments in the Underlying Funds and Master Portfolios, the Funds enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the

38	BLACKROCK FUNDS II	MARCH 31, 2012

Notes to Financial Statements (continued)

financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

8. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2012		Year Ended September 30, 2011
Conservative Prepared	Shares	Amount	Shares	Amount
Institutional
Shares sold	52,085	$552,455	36,524	$386,609
Shares issued in reinvestment of dividends	5,313	54,248	2,983	31,023
Shares redeemed	(68,971)	(723,290)	(41,264)	(440,487)

Net decrease	(11,573)	$(116,587)	(1,757)	$(22,855)

Investor A
Shares sold	504,161	$5,308,725	649,235	$6,858,052
Shares issued in reinvestment of dividends	53,789	545,953	28,783	298,194
Shares redeemed	(224,353)	(2,364,243)	(408,596)	(4,306,125)

Net increase	333,597	$3,490,435	269,422	$2,850,121

Investor C
Shares sold	470,333	$4,918,368	654,271	$6,873,160
Shares issued in reinvestment of dividends	56,409	570,856	34,386	354,862
Shares redeemed	(359,663)	(3,761,060)	(771,047)	(8,106,875)

Net increase (decrease)	167,079	$1,728,164	(82,390)	$(878,853)

Class R
Shares sold	132,068	$1,379,672	453,662	$4,795,628
Shares issued in reinvestment of dividends	21,701	219,399	15,273	157,305
Shares redeemed	(107,809)	(1,124,376)	(460,640)	(4,836,254)

Net increase	45,960	$474,695	8,295	$116,679
Total net increase	535,063	$5,576,707	193,570	$2,065,092

BLACKROCK FUNDS II	MARCH 31, 2012	39

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2012		Year Ended September 30, 2011
Moderate Prepared	Shares	Amount	Shares	Amount
Institutional
Shares sold	55,796	$555,982	27,223	$282,004
Shares issued in reinvestment of dividends	4,587	45,001	3,016	30,379
Shares redeemed	(18,141)	(185,095)	(39,595)	(402,677)

Net increase (decrease)	42,242	$415,888	(9,356)	$(90,294)

Investor A
Shares sold	553,701	$5,602,690	787,105	$8,040,586
Shares issued in reinvestment of dividends	65,290	642,053	48,254	484,472
Shares redeemed	(315,966)	(3,219,684)	(833,928)	(8,568,661)

Net increase (decrease)	303,025	$3,025,059	1,431	$(43,603)

Investor C
Shares sold	327,758	$3,262,912	759,959	$7,648,921
Shares issued in reinvestment of dividends	57,096	555,541	51,831	517,270
Shares redeemed	(491,392)	(4,888,905)	(1,518,580)	(15,455,542)

Net decrease	(106,538)	$(1,070,452)	(706,790)	$(7,289,351)

Class R
Shares sold	175,272	$1,758,122	847,150	$8,689,507
Shares issued in reinvestment of dividends	28,956	282,030	28,790	287,612
Shares redeemed	(225,857)	(2,250,274)	(983,133)	(9,902,239)

Net decrease	(21,629)	$(210,122)	(107,193)	$(925,120)
Total net increase (decrease)	217,100	$2,160,373	(821,908)	$(8,348,368)

Growth Prepared
Institutional
Shares sold	13,788	$139,174	95,486	$969,871
Shares issued in reinvestment of dividends	6,464	62,120	4,640	46,066
Shares redeemed	(152,696)	(1,480,585)	(110,286)	(1,087,599)

Net decrease	(132,444)	$(1,279,291)	(10,160)	$(71,662)

Investor A
Shares sold	311,671	$3,080,996	732,272	$7,348,817
Shares issued in reinvestment of dividends	36,378	346,682	21,807	214,793
Shares redeemed	(232,710)	(2,293,580)	(480,603)	(4,792,396)

Net increase	115,339	$1,134,098	273,476	$2,771,214

40	BLACKROCK FUNDS II	MARCH 31, 2012

Notes to Financial Statements (concluded)

	Six Months Ended March 31, 2012		Year Ended September 30, 2011
Growth Prepared (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	172,372	$1,662,021	477,915	$4,668,582
Shares issued in reinvestment of dividends	18,356	172,729	13,842	134,272
Shares redeemed	(389,042)	(3,729,290)	(977,846)	(9,622,980)

Net decrease	(198,314)	$(1,894,540)	(486,089)	$(4,820,126)

Class R
Shares sold	104,079	$1,018,727	479,984	$4,795,145
Shares issued in reinvestment of dividends	11,033	104,595	9,512	93,122
Shares redeemed	(181,409)	(1,771,748)	(543,481)	(5,414,591)

Net decrease	(66,297)	$(648,426)	(53,985)	$(526,324)
Total net decrease	(281,716)	$(2,688,159)	(276,758)	$(2,646,898)

Aggressive Growth Prepared
Institutional
Shares sold	8,989	$84,128	118,067	$1,215,961
Shares issued in reinvestment of dividends	1,355	12,505	1,150	11,129
Shares redeemed	(61,838)	(565,186)	(114,450)	(1,061,515)

Net increase (decrease)	(51,494)	$(468,553)	4,767	$165,575

Investor A
Shares sold	191,913	$1,809,709	496,994	$4,823,199
Shares issued in reinvestment of dividends	11,131	101,736	4,733	45,344
Shares redeemed	(258,606)	(2,469,234)	(254,754)	(2,474,793)

Net increase (decrease)	(55,562)	$(557,789)	246,973	$2,393,750

Investor C
Shares sold	170,077	$1,565,924	447,836	$4,198,289
Shares redeemed	(292,238)	(2,664,887)	(835,504)	(7,921,464)

Net decrease	(122,161)	$(1,098,963)	(387,668)	$(3,723,175)

Class R
Shares sold	112,146	$1,050,722	409,297	$3,949,380
Shares issued in reinvestment of dividends	3,407	30,936	3,213	30,558
Shares redeemed	(143,153)	(1,367,667)	(480,201)	(4,582,163)

Net decrease	(27,600)	$(286,009)	(67,691)	$(602,225)
Total net decrease	(256,817)	$(2,411,314)	(203,619)	$(1,766,075)

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS II	MARCH 31, 2012	41

Officers and Trustees

Robert M. Hernandez, Chairman of the Board and Trustee

Fred G. Weiss, Vice Chairman of the Board and Trustee

Paul L. Audet, Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Honorable Stuart E. Eizenstat, Trustee

Laurence D. Fink, Trustee

Kenneth A. Froot, Trustee

Henry Gabbay, Trustee

John F. O’Brien, Trustee

Roberta Cooper Ramo, Trustee

David H. Walsh, Trustee

John M. Perlowski, President and Chief Executive Officer

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Ira P. Shapiro, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent, Co-Administrator
and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

42	BLACKROCK FUNDS II	MARCH 31, 2012

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/ edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS II	MARCH 31, 2012	43

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

44	BLACKROCK FUNDS II	MARCH 31, 2012

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund	BlackRock Global Dynamic Equity Fund	BlackRock Mid-Cap Value Equity Portfolio
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
BlackRock Balanced Capital Fund†	BlackRock Global SmallCap Fund	BlackRock Natural Resources Trust
BlackRock Basic Value Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Pacific Fund
BlackRock Capital Appreciation Fund	BlackRock Index Equity Portfolio	BlackRock Russell 1000 Index Fund
BlackRock China Fund	BlackRock India Fund	BlackRock Science & Technology
BlackRock Commodity Strategies Fund	BlackRock International Fund	Opportunities Portfolio
BlackRock Emerging Markets Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Emerging Markets Long/Short	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Fund II
Equity Fund	BlackRock Large Cap Core Fund	BlackRock Small Cap Index Fund
BlackRock Energy & Resources Portfolio	BlackRock Large Cap Core Plus Fund	BlackRock S&P 500 Index Fund
BlackRock Equity Dividend Fund	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Stock Fund
BlackRock EuroFund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Focus Growth Fund	BlackRock Latin America Fund	BlackRock Value Opportunities Fund
BlackRock Global Allocation Fund	BlackRock Managed Volatility Portfolio†	BlackRock World Gold Fund
BlackRock Global Dividend Income Portfolio†	BlackRock Mid-Cap Growth Equity Portfolio

Fixed Income Funds

BlackRock Bond Index Fund	BlackRock High Yield Bond Portfolio	BlackRock Strategic Income
BlackRock Core Bond Portfolio	BlackRock Inflation Protected Bond Portfolio	Opportunities Portfolio
BlackRock CoreAlpha Bond Fund	BlackRock International Bond Portfolio	BlackRock Total Return Fund
BlackRock Emerging Market Debt Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock US Government Bond Portfolio
BlackRock Floating Rate Income Portfolio	BlackRock Low Duration Bond Portfolio	BlackRock US Mortgage Portfolio
BlackRock Global Long/Short Credit Fund	BlackRock Multi-Asset Income Portfolio†	BlackRock World Income Fund
BlackRock GNMA Portfolio	BlackRock Multi-Sector Bond Portfolio

Municipal Bond Funds

BlackRock California Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

† Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK FUNDS II	MARCH 31, 2012	45

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This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Item 2	–	Code of Ethics – Not Applicable to this semi-annual report

Item 3	–	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4	–	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

(a) –		The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) –		There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: June 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: June 4, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds II

Date: June 4, 2012

3